Fidelity®

Select

Portfolios®

Air Transportation

Automotive

Banking

Biotechnology

Brokerage and Investment Management

Business Services and Outsourcing

Chemicals

Computers

Construction and Housing

Consumer Industries

Cyclical Industries

Defense and Aerospace

Developing Communications

Electronics

Energy

Energy Service

Environmental Services

Financial Services

Food and Agriculture

Gold

Health Care

Home Finance

Industrial Equipment

Industrial Materials

Insurance

Leisure

Medical Delivery

Medical Equipment and Systems

Money Market

Multimedia

Natural Gas

Natural Resources

Paper and Forest Products

Retailing

Software and Computer Services

Technology

Telecommunications

Transportation

Utilities Growth

Semiannual Report

August 31, 2000

(2_fidelity_logos) (Registered_Trademark)

Contents Performance Overview	4
Fund Updates*
Consumer Sector	7	Consumer Industries
	14	Food and Agriculture
	20	Leisure
	26	Multimedia
	32	Retailing
Cyclicals Sector	37	Air Transportation
	43	Automotive
	48	Chemicals
	53	Construction and Housing
	59	Cyclical Industries
	66	Defense and Aerospace
	72	Environmental Services
	77	Industrial Equipment
	83	Industrial Materials
	89	Paper and Forest Products
	94	Transportation
Financial Services Sector	100	Banking
	105	Brokerage and Investment Management
	111	Financial Services
	117	Home Finance
	112	Insurance
Health Care Sector	127	Biotechnology
	133	Health Care
	139	Medical Delivery
	145	Medical Equipment and Systems
Natural Resources Sector	150	Energy
	156	Energy Service
	161	Gold
	167	Natural Resources

* Fund updates for each Select Portfolio include: Performance and Investment Summary, Manager's Overview, Investments, and Financial Statements.

Technology Sector	173	Business Services and Outsourcing
	179	Computers
	185	Developing Communications
	191	Electronics
	197	Software and Computer Services
	203	Technology
Utilities Sector	210	Natural Gas
	216	Telecommunications
	222	Utilities Growth
	228	Money Market
Notes to Financial Statements	235	Footnotes to the Financial Statements

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Because of their narrow focus, sector funds tend to be more volatile than funds that diversify across many sectors and companies.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Performance Overview

Dear Shareholder:

Market leadership changed hands during the six-month period ending August 31, 2000, as the leaders of the "new economy" - technology, wireless and biotechnology stocks - gave way to the "old economy" financial services, natural resources and health care sectors. The technology sector reached its apex shortly after the period began, on March 10, when the NASDAQ Composite Index closed at a record high 5048.62. But that was followed by a 10-week, 30% freefall in the index - a decline sparked in large part by excessive valuations and the Federal Reserve Board's preemptive strikes against inflation. For the overall six-month period, the NASDAQ fell 10.36%. As the Fed's series of rate hikes began to take hold, investors flocked to sectors such as health care that traditionally deliver consistent, proven earnings in a more moderate-growth economy. The finance sector also emerged as a winner, thanks in part to strong capital markets activity. The natural resources sector benefited from rising oil and gas prices due to limited supplies of the commodities and heightened demand. The Standard & Poor's 500SM  Index - a large-capitalization index of 500 widely held stocks - returned 11.73% during the six-month period. Blue chips, as measured by the Dow Jones Industrial Average, returned 11.60%. A heavy concentration in technology hurt the small-cap oriented Russell 2000® Index, which declined 6.38% during the period.

Amidst the period's volatility, more than half of the 38 Select equity portfolios beat their sector benchmarks. Twenty topped the S&P 500's six-month return, while 21 beat their respective Goldman Sachs indexes - which are performance measurements of companies in the Select Portfolios' sector concentrations. The best performer was Select Insurance, which gained 54.78%. Select Telecommunications posted the lowest return, falling 15.23%. On September 26, after the end of the period covered by this report, two new Fidelity Select Portfolios were launched: Fidelity Select Wireless Portfolio and Fidelity Select Networking and Infrastructure Portfolio.

Turning to individual sectors, the Fed's rate hikes and the decelerating U.S. economy had varying effects on Select Portfolios in the consumer sector. Food and Agriculture did well, as cautious investors turned to the defensive nature of food and supermarket stocks. Conversely, both Leisure and Multimedia posted negative returns as stocks in these sectors typically underperform in an economic slowdown. Retail and Consumer Industries were hurt by the same trend of potential moderation in consumer spending.

The healthy U.S. economy was generally a positive factor for the cyclical sector, although fears of a slowdown tempered gains later in the period. Air Transportation recorded the largest return of the 11 Select cyclical Portfolios, as strong demand and slower growth in seating capacity boosted airline stocks. Transportation benefited from the same circumstances. Defense and Aerospace prospered as projected federal defense budget increases were greeted enthusiastically by investors. Improved fundamentals for solid waste stocks keyed the strong return of Environmental Services , while good stock selection and low exposure to interest-rate sensitive stocks spurred Cyclical Industries . Automotive had a solid six months, thanks in part to the stabilization of interest rates in the latter half of the period. The performance of Construction and Housing was right in line with its Goldman Sachs benchmark, although higher raw material and labor costs detracted from the industry's profit margins. The prospect of a slowing economy was a significant factor in the single-digit returns of Industrial Materials and Industrial Equipment . A weak euro and rising commodity prices held back Chemicals , while Paper and Forest Products also underperformed due in part to a high inventory/low demand imbalance.

The financial services sector posted its best six-month performance in recent memory, and each of the five Select Portfolios in this segment had strong returns. Insurance had the best performance based on improvements in the property and casualty industry's ability to command higher prices. Attractive stock valuations and strong capital markets activity helped Brokerage and Investment Management best the Goldman Sachs index. Financial Services and Home Finance each returned more than 30%, boosted by the perception that the Fed's rate hikes were at an end. The Banking Portfolio, despite strong absolute performance, trailed its benchmark due to increased credit risk in the banking sector.

It was a good period for the health care sector with the exception of the spring biotechnology sell-off, which tempered Select Biotechnology 's return. Medical Delivery was an outperformer, as improving fundamentals in the field and steady earnings streams enhanced performance. Medical Equipment and Systems similarly benefited to beat the Goldman Sachs Health Care Index. On the other hand, the Health Care Portfolio's overweighing in biotech caused it to marginally underperform the benchmark.

The natural resources sector continued to rally behind higher oil and natural gas prices, increased exploration and demand, and restricted supply. Natural Resources , Energy and Energy Service all benefited from this environment, and each outperformed the Goldman Sachs Natural Resources Index. Gold , however, underperformed as the price of the precious metal continued to be weak.

Technology, the top-performing sector six months ago, fell from grace for much of the past six months. Still, Business Services and Outsourcing had a solid return. Its lack of exposure to poor-performing Internet stocks was a prime contributor; Computers profited from the same lack of exposure. Electronics topped the Goldman Sachs Technology Index by way of solid picks in the semiconductor arena. An emphasis on higher quality names helped Software and Computer Services also edge the benchmark. But valuation concerns and earnings worries held back Technology , while exposure to the slumping wireless sector restrained Developing Communications.

Within the utilities sector, the Natural Gas Portfolio was the best performer, as limited supplies of and robust demand for the fuel boosted stock prices in the sector. Utilities Growth 's emphasis on strong-performing independent power producers helped it beat its benchmark. Telecommunications struggled as deregulation and increased competition pervaded the market segment.

In the pages that follow, you'll find detailed summaries for each of the Select Portfolios. We hope that you find them informative and useful for evaluating your investments. Thank you very much for your continued interest in the Fidelity Select Portfolios.

Sincerely,

/s/ William R. Ebsworth

William R. Ebsworth

Group Leader, FMR Research

Select Group Leader

Semiannual Report

Cumulative Total Returns

For the six months ended August 31, 2000

Insurance 54.78%
Natural Gas 46.81%
Brokerage & Investment Management 42.65%
Air Transportation 42.47%
Financial Services 35.07%
Medical Delivery 34.22%
Energy Service 31.49%
Home Finance 30.87%
Defense & Aerospace 29.59%
Energy 28.73%
Banking 27.45%
Natural Resources 27.03%
Medical Equipment & Systems 26.26%
Food & Agriculture 24.50%
Environmental Services 22.99%
Transportation 20.79%
Cyclical Industries 20.48%
Health Care 18.27%
Automotive 14.66%
Construction & Housing 12.29%
S&P 500 11.73%
Industrial Equipment 8.82%
Electronics 8.60%
Business Services & Outsourcing 5.28%
Industrial Materials 4.63%
Computers 4.52%
Utilities Growth 4.22%
Software & Computer Services 3.83%
Chemicals 3.57%
Retailing 2.54%
Paper & Forest Products 2.29%
Consumer Industries 0.81%
Multimedia −2.34%
Leisure −3.14%
Technology −4.44%
Developing Communications −5.34%
Biotechnology −6.52%
Gold −7.06%
Telecommunications −15.23%
−20 −10 0 10 20 30 40 50 60

Past performance is no guarantee of future results. Total returns include changes in a fund's share price, plus reinvestment of any dividends and capital gains but do not include Select's 3% sales charge, and certain fees paid by shareholders upon exchange or redemption. Figures for the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, include reinvestment of dividends. S&P 500 is a registered trademark of Standard & Poor's. All performance numbers are historical; each equity fund's share price and return will vary and shareholders may have a gain or loss when they sell their shares. If FMR had not reimbursed certain fund expenses for some of the funds, those returns would have been lower.

Semiannual Report

Consumer Industries Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past five year and 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Consumer Industries	0.81%	-1.75%	119.96%	363.77%
Select Consumer Industries (load adj.)	-2.29%	-4.77%	113.29%	349.78%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Consumer Industries	1.71%	-1.83%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 295 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Consumer Industries	-1.75%	17.08%	16.58%
Select Consumer Industries (load adj.)	-4.77%	16.36%	16.23%
S&P 500	16.32%	24.04%	19.49%
GS Consumer Industries	-1.83%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Consumer Industries Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $44,978 - a 349.78% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Wal-Mart Stores, Inc.	6.0
Home Depot, Inc.	4.7
The Coca-Cola Co.	4.4
Walt Disney Co.	4.4
Procter & Gamble Co.	4.4
Viacom, Inc. Class B (non-vtg.)	3.9
Philip Morris Companies, Inc.	3.3
Time Warner, Inc.	3.0
Clear Channel Communications, Inc.	2.8
Kimberly-Clark Corp.	2.5
39.4

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Consumer Industries Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Porter,
Portfolio Manager of
Fidelity Select Consumer
Industries Portfolio

Q. How did the fund perform, John?

A. During the six-month period that ended August 31, 2000, the fund returned 0.81%. In comparison, the Goldman Sachs Consumer Industries Index - an index of 295 stocks designed to measure the performance of companies in the consumer industries sector - gained 1.71%. During the same period, the Standard & Poor's 500 Index returned 11.73%. For the 12-month period that ended August 31, 2000, the fund returned -1.75%, while the Goldman Sachs index and the S&P 500 index returned -1.83% and 16.32%, respectively.

Q. What factors kept the fund's performance roughly in line with its Goldman Sachs benchmark during the six-month period?

A. I think the main reason the fund's performance was generally on par with the index was because there weren't any specific areas to steer the fund toward during the past six months that delivered consistent outperformance. I break down the consumer industries sector into three main subsectors: consumer products; media, including entertainment and advertising; and retail. At different points throughout the year, each of those different subsectors performed well, but none consistently outperformed the other. As the period progressed, different subsectors would take the spotlight, making it extremely difficult to participate successfully in an overweighted buy-and-hold strategy due to the volatility.

Q. Did you make any adjustments to your strategy during the period?

A. In the second half of the period, I positioned the fund defensively with regard to retail, underweighting that subsector because I believed the economy began to slow. The decline of the price-to-earnings multiples of several retail stocks reflected the market's cynicism toward these companies, and we saw some of the retailers, such as Costco, experience growth problems. Within the retail sector, I marginally added to the fund's weighting in supermarkets - such as Safeway - to exploit consumers' needs to purchase staple products. At the same time, I began increasing the fund's weighting in consumer products stocks, such as Gillette. I believed these stocks became attractively valued and could benefit from their significant multinational presence.

Q. How did the fund's investments in other areas of consumer industries influence performance?

A. Our overweighted position in media and advertising stocks throughout the period served us well. Advertising-driven media, such as AMFM and Walt Disney - via its ownership of the ABC network broadcast operation - as well as advertising agencies, remained among the fund's best growth sectors. Elsewhere, the fund's underweighted position in the soft drink industry hurt performance when these stocks rebounded in the summer. An overweighted position in retail home centers, such as Home Depot, also detracted from performance.

Q. What specific stocks performed well? Which disappointed?

A. Shares of top-10 holding Philip Morris, the fund's top contributor, rose sharply in August as investor concerns about litigation issues subsided and business fundamentals improved. Philip Morris also said it would increase its quarterly dividend by 10% during the month. Investors reacted favorably to Viacom's acquisition of CBS, as well as the fiscal discipline implemented by its Paramount film unit. On the down side, overweighting Procter & Gamble hurt performance after the company pre-announced an earnings shortfall, sparking a sell-off among consumer stocks. A slowdown in sales and a weaker-than-expected earnings report hurt the performance of retail fashion outlet, Gap.

Q. What's your outlook?

A. I don't believe the slowing of the economy is accurately reflected in the prices investors are paying for consumer products and retail stocks, but for different reasons. On the one hand, consumer products stocks are beaten down and the market is not rewarding them for the relative stability they can provide. On the other hand, I don't think the current price multiples of retail stocks reflect how slow things can get in a slowing economy - even for some of the best retailers. At the same time, I am very enthusiastic about many of the media-related sectors in which the fund invests. So going forward, I will continue to position the fund defensively to weather an economic slowdown, while keeping an eye on consumer expenditure patterns.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 29, 1990

Fund number: 517

Trading symbol: FSCPX

Size: as of August 31, 2000, more than
$19 million

Manager: John Porter, since 1999; manager, Fidelity Advisor Consumer Industries Fund, since 1999; several Fidelity Select Portfolios, 1996-1999; joined Fidelity in 1995

3

Semiannual Report

Consumer Industries Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value (Note 1)
ADVERTISING - 1.3%
Omnicom Group, Inc.	2,800	$ 233,625
TMP Worldwide, Inc. (a)	300	20,756
TOTAL ADVERTISING		254,381
APPAREL STORES - 2.3%
American Eagle Outfitters, Inc. (a)	900	26,831
AnnTaylor Stores Corp. (a)	1,200	43,200
Claire's Stores, Inc.	1,400	27,563
Gap, Inc.	7,037	157,893
Talbots, Inc.	600	40,163
The Limited, Inc.	5,102	102,040
TJX Companies, Inc.	1,800	33,863
Venator Group, Inc. (a)	1,900	26,600
TOTAL APPAREL STORES		458,153
AUTOS, TIRES, & ACCESSORIES - 0.1%
AutoNation, Inc.	4,500	29,250
BEVERAGES - 7.7%
Adolph Coors Co. Class B	900	53,606
Anheuser-Busch Companies, Inc.	3,800	299,488
Panamerican Beverages, Inc. Class A	1,200	22,275
Pepsi Bottling Group, Inc.	2,300	73,025
Seagram Co. Ltd.	3,500	210,656
The Coca-Cola Co.	16,900	889,363
Whitman Corp.	1	13
TOTAL BEVERAGES		1,548,426
BROADCASTING - 12.4%
Adelphia Communications Corp. Class A (a)	500	16,750
American Tower Corp. Class A (a)	2,000	72,625
AT&T Corp. - Liberty Media Group Class A (a)	19,700	421,088
Cablevision Systems Corp. Class A (a)	700	47,075
Clear Channel Communications, Inc. (a)	7,650	553,669
Comcast Corp. Class A (special) (a)	6,600	245,850
Cox Communications, Inc. Class A (a)	2,200	78,238
E.W. Scripps Co. Class A	300	15,206
EchoStar Communications Corp. Class A (a)	2,000	97,500
Entercom Communications Corp. Class A (a)	800	33,050
Infinity Broadcasting Corp. Class A (a)	6,500	246,188
Time Warner, Inc.	7,090	606,195
UnitedGlobalCom, Inc. Class A (a)	600	22,988
Univision Communications, Inc. Class A (a)	400	17,650
TOTAL BROADCASTING		2,474,072

	Shares	Value (Note 1)
CELLULAR - 1.1%
Crown Castle International Corp. (a)	2,400	$ 83,250
Nextel Communications, Inc. Class A (a)	600	33,263
SBA Communications Corp. Class A (a)	2,200	98,175
TOTAL CELLULAR		214,688
COMPUTER SERVICES & SOFTWARE - 1.1%
Amazon.com, Inc. (a)	1,500	62,250
Circle.com (a)	400	1,350
eBay, Inc. (a)	400	24,800
Microsoft Corp. (a)	1,350	94,247
Priceline.com, Inc. (a)	1,500	40,781
TOTAL COMPUTER SERVICES & SOFTWARE		223,428
COMPUTERS & OFFICE EQUIPMENT - 0.3%
Pitney Bowes, Inc.	700	25,594
Xerox Corp.	2,200	35,338
TOTAL COMPUTERS & OFFICE EQUIPMENT		60,932
CONSUMER ELECTRONICS - 1.1%
Black & Decker Corp.	600	24,038
Gemstar-TV Guide International, Inc. (a)	1,428	128,877
General Motors Corp. Class H	2,000	66,250
TOTAL CONSUMER ELECTRONICS		219,165
DRUG STORES - 2.1%
Walgreen Co.	12,700	417,513
ENTERTAINMENT - 10.8%
Carnival Corp.	4,700	93,706
Fox Entertainment Group, Inc. Class A (a)	4,200	121,538
Mandalay Resort Group (a)	2,800	77,875
MGM Grand, Inc.	2,400	82,500
Park Place Entertainment Corp. (a)	1,800	26,438
Six Flags, Inc. (a)	2,300	34,356
Viacom, Inc.:
Class A (a)	1,100	74,525
Class B (non-vtg.) (a)	11,610	781,498
Walt Disney Co.	22,400	872,200
TOTAL ENTERTAINMENT		2,164,636
FOODS - 6.4%
Bestfoods	3,400	240,125
Corn Products International, Inc.	1,250	31,406
Earthgrains Co.	2,400	42,300
H.J. Heinz Co.	2,600	99,125
Keebler Foods Co.	2,400	109,950
Kellogg Co.	1,600	37,100
PepsiCo, Inc.	10,300	439,038
Common Stocks - continued
	Shares	Value (Note 1)
FOODS - CONTINUED
Quaker Oats Co.	2,400	$ 163,050
Sysco Corp.	2,900	122,706
TOTAL FOODS		1,284,800
GENERAL MERCHANDISE STORES - 8.0%
Ames Department Stores, Inc. (a)	2,400	12,150
BJ's Wholesale Club, Inc. (a)	1,400	47,425
Consolidated Stores Corp. (a)	4,128	56,244
Dollar General Corp.	3,168	65,142
Dollar Tree Stores, Inc. (a)	900	36,506
Kohls Corp. (a)	2,200	123,200
Neiman Marcus Group, Inc. Class A (a)	1,000	33,563
Target Corp.	1,400	32,550
Wal-Mart Stores, Inc.	25,200	1,195,409
TOTAL GENERAL MERCHANDISE STORES		1,602,189
GROCERY STORES - 2.7%
Albertson's, Inc.	1,823	39,195
Kroger Co. (a)	7,100	161,081
Safeway, Inc. (a)	6,000	295,875
Whole Foods Market, Inc. (a)	500	25,250
Winn-Dixie Stores, Inc.	600	8,363
TOTAL GROCERY STORES		529,764
HOME FURNISHINGS - 0.2%
Linens'n Things, Inc. (a)	1,800	48,600
HOUSEHOLD PRODUCTS - 11.7%
Avon Products, Inc.	10,900	427,144
Clorox Co.	3,156	114,208
Colgate-Palmolive Co.	5,300	269,969
Estee Lauder Companies, Inc. Class A	4,800	196,500
Gillette Co.	15,100	453,000
Procter & Gamble Co.	14,100	871,556
TOTAL HOUSEHOLD PRODUCTS		2,332,377
LEISURE DURABLES & TOYS - 1.2%
Brunswick Corp.	1,100	20,625
Callaway Golf Co.	2,300	33,206
Harley-Davidson, Inc.	3,600	179,325
TOTAL LEISURE DURABLES & TOYS		233,156
LODGING & GAMING - 0.4%
Harrah's Entertainment, Inc. (a)	600	17,025
International Game Technology (a)	800	23,200
Starwood Hotels & Resorts Worldwide, Inc. unit	1,200	38,400
TOTAL LODGING & GAMING		78,625

	Shares	Value (Note 1)
PACKAGING & CONTAINERS - 0.2%
Tupperware Corp.	1,900	$ 38,356
PAPER & FOREST PRODUCTS - 2.5%
Kimberly-Clark Corp.	8,700	508,950
PHOTOGRAPHIC EQUIPMENT - 1.0%
Eastman Kodak Co.	3,100	192,975
PRINTING - 0.2%
R.R. Donnelley & Sons Co.	1,700	43,775
PUBLISHING - 2.5%
Gannett Co., Inc.	700	39,638
Harcourt General, Inc.	800	47,450
Harte Hanks Communications, Inc.	1,300	32,663
Houghton Mifflin Co.	500	24,594
McGraw-Hill Companies, Inc.	2,500	154,844
Meredith Corp.	1,400	38,238
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	2,000	29,375
Reader's Digest Association, Inc. Class A (non-vtg.)	1,500	57,750
The New York Times Co. Class A	1,900	74,456
TOTAL PUBLISHING		499,008
REAL ESTATE INVESTMENT TRUSTS - 0.7%
Pinnacle Holdings, Inc. (a)	3,300	132,825
RESTAURANTS - 2.4%
Brinker International, Inc. (a)	1,000	31,750
CEC Entertainment, Inc. (a)	1,000	28,875
Darden Restaurants, Inc.	1,400	24,763
Jack in the Box, Inc. (a)	1,800	39,713
McDonald's Corp.	9,000	268,875
Outback Steakhouse, Inc. (a)	1,200	27,525
Papa John's International, Inc. (a)	500	11,313
Starbucks Corp. (a)	500	18,313
Wendy's International, Inc.	1,700	32,088
TOTAL RESTAURANTS		483,215
RETAIL & WHOLESALE, MISCELLANEOUS - 6.7%
Alberto-Culver Co. Class A	1,900	45,600
Bed Bath & Beyond, Inc. (a)	4,600	80,788
Best Buy Co., Inc. (a)	600	37,050
Circuit City Stores, Inc. - Circuit City Group	600	15,563
Home Depot, Inc.	19,400	932,413
Lowe's Companies, Inc.	1,000	44,813
Office Depot, Inc. (a)	5,550	40,584
Pier 1 Imports, Inc.	2,100	24,675
Staples, Inc. (a)	5,075	78,028
Common Stocks - continued
	Shares	Value (Note 1)
RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED
Tiffany & Co., Inc.	200	$ 8,325
Williams-Sonoma, Inc. (a)	600	21,563
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS		1,329,402
SERVICES - 2.0%
ACNielsen Corp. (a)	1,300	31,281
Cendant Corp. (a)	4,000	52,750
Macrovision Corp. (a)	300	31,988
Manpower, Inc.	1,700	61,519
Modis Professional Services, Inc. (a)	300	2,063
Robert Half International, Inc. (a)	600	19,088
Snyder Communications, Inc. (SNC)	1	27
True North Communications	2,800	129,850
Viad Corp.	2,600	76,213
TOTAL SERVICES		404,779
TELEPHONE SERVICES - 0.4%
AT&T Corp.	2,377	74,876
TEXTILES & APPAREL - 0.4%
NIKE, Inc. Class B	2,000	79,125
TOBACCO - 3.6%
Philip Morris Companies, Inc.	22,000	651,750
RJ Reynolds Tobacco Holdings, Inc.	2,000	71,750
TOTAL TOBACCO		723,500
TOTAL COMMON STOCKS (Cost $14,374,407)		18,684,941
Cash Equivalents - 6.6%

Fidelity Cash Central Fund, 6.59% (b)	1,284,724	1,284,724
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	40,600	40,600
TOTAL CASH EQUIVALENTS (Cost $1,325,324)		1,325,324
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $15,699,731)		20,010,265
NET OTHER ASSETS - (0.1)%		(16,663)
NET ASSETS - 100%		$ 19,993,602
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $10,287,831 and $51,048,975, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $5,133 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $38,063. The fund received cash collateral of $40,600 which was invested in cash equivalents.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $16,033,013. Net unrealized appreciation aggregated $3,977,252, of which $5,134,850 related to appreciated investment securities and $1,157,598 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Consumer Industries Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $15,699,731) - See accompanying schedule		$ 20,010,265
Receivable for investments sold		82,845
Receivable for fund shares sold		29,285
Dividends receivable		13,097
Interest receivable		7,915
Redemption fees receivable		45
Other receivables		7,630
Total assets		20,151,082
Liabilities
Payable for investments purchased	$ 2,830
Payable for fund shares redeemed	72,116
Accrued management fee	10,067
Other payables and accrued expenses	31,867
Collateral on securities loaned, at value	40,600
Total liabilities		157,480
Net Assets		$ 19,993,602
Net Assets consist of:
Paid in capital		$ 12,429,944
Accumulated net investment (loss)		(59,687)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,312,811
Net unrealized appreciation (depreciation) on investments		4,310,534
Net Assets, for 696,962 shares outstanding		$ 19,993,602
Net Asset Value and redemption price per share ($19,993,602 ÷ 696,962 shares)		$28.69
Maximum offering price per share (100/97.00 of $28.69)		$29.58

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 122,128
Interest		47,329
Security lending		1,291
Total income		170,748
Expenses
Management fee	$ 73,885
Transfer agent fees	88,803
Accounting and security lending fees	30,453
Non-interested trustees' compensation	62
Custodian fees and expenses	12,712
Registration fees	16,479
Audit	10,949
Legal	142
Miscellaneous	34
Total expenses before reductions	233,519
Expense reductions	(3,084)	230,435
Net investment income (loss)		(59,687)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,905,681
Foreign currency transactions	(393)	3,905,288
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,052,358)
Assets and liabilities in foreign currencies	89	(5,052,269)
Net gain (loss)		(1,146,981)
Net increase (decrease) in net assets resulting from operations		$ (1,206,668)
Other Information
Sales charges paid to FDC		$ 32,278
Deferred sales charges withheld by FDC		$ 72
Exchange fees withheld by FSC		$ 2,970
Expense reductions
Directed brokerage arrangements		$ 3,084

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Consumer Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (59,687)	$ 41,337
Net realized gain (loss)	3,905,288	4,505,335
Change in net unrealized appreciation (depreciation)	(5,052,269)	(7,292,511)
Net increase (decrease) in net assets resulting from operations	(1,206,668)	(2,745,839)
Distributions to shareholders From net investment income	-	(42,261)
From net realized gain	-	(4,852,121)
Total distributions	-	(4,894,382)
Share transactions Net proceeds from sales of shares	9,012,662	32,937,853
Reinvestment of distributions	-	4,772,156
Cost of shares redeemed	(51,198,854)	(49,036,030)
Net increase (decrease) in net assets resulting from share transactions	(42,186,192)	(11,326,021)
Redemption fees	55,812	52,792
Total increase (decrease) in net assets	(43,337,048)	(18,913,450)
Net Assets
Beginning of period	63,330,650	82,244,100
End of period (including accumulated net investment loss of $59,687 and $0, respectively)	$ 19,993,602	$ 63,330,650
Other Information Shares
Sold	306,654	1,041,150
Issued in reinvestment of distributions	-	149,653
Redeemed	(1,834,626)	(1,551,354)
Net increase (decrease)	(1,527,972)	(360,551)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 H	1999	1998	1997	1996 H
Net asset value, beginning of period	$ 28.46	$ 31.81	$ 27.31	$ 20.66	$ 17.84	$ 13.91
Income from Investment Operations
Net investment income (loss) D	(.07)	.02 E	(.04)	(.22)	(.22)	.08
Net realized and unrealized gain (loss)	.24 I	(1.29)	5.41	8.34	2.93	3.97
Total from investment operations	.17	(1.27)	5.37	8.12	2.71	4.05
Less Distributions
From net investment income	-	(.02)	-	-	-	(.02)
From net realized gain	-	(2.08)	(.90)	(1.52)	-	(.01)
In excess of net realized gain	-	-	-	-	-	(.20)
Total distributions	-	(2.10)	(.90)	(1.52)	-	(.23)
Redemption fees added to paid in capital	.06	.02	.03	.05	.11	.11
Net asset value, end of period	$ 28.69	$ 28.46	$ 31.81	$ 27.31	$ 20.66	$ 17.84
Total Return B, C	0.81%	(4.55)%	20.18%	40.36%	15.81%	30.01%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 19,994	$ 63,331	$ 82,244	$ 72,152	$ 18,392	$ 22,362
Ratio of expenses to average net assets	1.77% A	1.27%	1.34%	2.01%	2.49%	1.53% F
Ratio of expenses to average net assets after expense reductions	1.74% A, G	1.25% G	1.32% G	1.97% G	2.44% G	1.48% G
Ratio of net investment income (loss) to average net assets	(.45)% A	.06%	(.15)%	(.90)%	(1.13)%	.46%
Portfolio turnover rate	74% A	96%	150%	199%	340%	601%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized. D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.04 per share. F FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.
H For the year ended February 29 I The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Food and Agriculture Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Food and Agriculture	24.50%	-3.91%	67.64%	250.69%
Select Food and Agriculture (load adj.)	20.69%	-6.86%	62.54%	240.10%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Consumer Industries	1.71%	-1.83%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 295 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Food and Agriculture	-3.91%	10.89%	13.37%
Select Food and Agriculture (load adj.)	-6.86%	10.20%	13.02%
S&P 500	16.32%	24.04%	19.49%
GS Consumer Industries	-1.83%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $34,010 - a 240.10% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison - look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Safeway, Inc.	7.3
Anheuser-Busch Companies, Inc.	6.3
Philip Morris Companies, Inc.	5.7
Kroger Co.	5.4
The Coca-Cola Co.	5.2
PepsiCo, Inc.	4.2
Quaker Oats Co.	3.9
McDonald's Corp.	3.7
Keebler Foods Co.	3.5
Sara Lee Corp.	3.0
48.2

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Food and Agriculture Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Matthew Fruhan,
Portfolio Manager of Fidelity Select Food and Agriculture Portfolio

Q. How did the fund perform, Matthew?

A. For the six months that ended August 31, 2000, the fund returned 24.50%. By comparison, the Goldman Sachs Consumer Industries Index - an index of 295 stocks designed to measure the performance of companies in the consumer industries sector - returned 1.71%. During the same period, the Standard & Poor's 500 Index returned 11.73%. For the 12 months that ended August 31, 2000, the fund lost 3.91%, while the Goldman Sachs index lost 1.83% and the S&P 500 returned 16.32%.

Q. How was the fund able to outpace both indexes and generate such strong returns during the six-month period?

A. Food and agriculture stocks rebounded sharply during the past six months. Investors sought defensive, "safe haven" names - such as food companies and supermarket stocks - when the technology-laden NASDAQ index plunged beginning in March. As a result, many of the fund's holdings that were beaten down in 1999 skyrocketed in the second quarter of 2000. Strong stock picking within these industries also boosted the fund's returns versus its benchmarks.

Q. What market factors affected the performance of food and agriculture stocks?

A. A flurry of merger and acquisition activity bolstered the prices of many food stocks during the period. The fund held a large position in companies with good business fundamentals that I thought would be attractive acquisition candidates. Supermarkets overcame many of their acquisition-integration problems of 1999 and have rallied this year. In addition, the tide turned in the battle between traditional supermarkets and e-commerce grocers. Investors turned their backs on e-commerce grocers during the period as they began to question the viability of their economic models. As those stock prices fell, many e-commerce grocers were hurt further because their growth plans are predicated on raising capital from the stock market.

Q. Which of the fund's holdings performed well over
the past six months?

A. Bestfoods, which signed an agreement to be acquired by Unilever, and Nabisco, which agreed to be purchased by Philip Morris, were both beneficiaries of industry consolidation and helped the fund's returns. Acceleration in the sales growth of supermarkets, along with the market factors I mentioned earlier, helped boost the returns of Safeway and Kroger, two of the fund's top-10 holdings. Another big contributor was Keebler Foods, whose stock price rallied when it was put on the selling block. In addition, Anheuser-Busch benefited from strong pricing, PepsiCo enjoyed rising sales of its Frito-Lay brand and Quaker Oats benefited from the popularity of its Gatorade sports drinks. Finally, Philip Morris fared better this period as a result of some favorable tobacco rulings.

Q. Which stocks were the most disappointing?

A. One of the biggest disappointments was Coca-Cola Enterprises. The bottling company did not realize the sales volume growth that the market had anticipated. Another detractor was McDonald's. The company had trouble with its sales line and its exposure to the weak euro. Finally, Albertson's was one supermarket stock that performed poorly during the period. The company, which had been raising prices for years to mask declining volume growth, witnessed a deterioration of its customer base and lowered its long-term earnings growth targets.

Q. What's your outlook?

A. Although many packaged food stocks soared during the period as investors sought safe havens, I think the honeymoon may be over. Acquisition activity slowed and weak business fundamentals had not improved by the end of the period. As a result, I think valuations in this sector may begin to drift back down. I also think growth among supermarket stocks may begin to slow as Wal-Mart becomes more aggressive in the food industry. However, I expect brewers to continue increasing prices, which may help their future earnings growth. Finally, I think restaurant stocks may perform well because valuations at the end of the period were quite low based on fears of a recession. Overall, I expect a mixed bag for food and agriculture stocks, and I don't think we'll see many of the dramatic rallies that we saw during the past six months.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 29, 1985

Fund number: 009

Trading symbol: FDFAX

Size: as of August 31, 2000, more than
$100 million

Manager: Matthew Fruhan, since 1999; analyst, food industry, since 1999; joined Fidelity in 1995

3

Semiannual Report

Food and Agriculture Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
BEVERAGES - 19.5%
Adolph Coors Co. Class B	47,400	$ 2,823,263
Anheuser-Busch Companies, Inc.	80,600	6,352,288
Brown-Forman Corp. Class B (non-vtg.)	12,100	641,300
Canandaigua Brands, Inc. Class A (a)	24,300	1,309,163
Coca-Cola Enterprises, Inc.	84,400	1,571,950
Panamerican Beverages, Inc. Class A	24,700	458,494
Pepsi Bottling Group, Inc.	32,600	1,035,050
The Coca-Cola Co.	99,554	5,239,029
Whitman Corp.	6,500	85,719
TOTAL BEVERAGES		19,516,256
CHEMICALS & PLASTICS - 0.5%
IMC Global, Inc.	21,000	308,438
Scotts Co. Class A (a)	6,500	201,500
TOTAL CHEMICALS & PLASTICS		509,938
FOODS - 37.8%
Archer-Daniels-Midland Co.	62,637	551,989
Bestfoods	37,600	2,655,500
ConAgra, Inc.	85,979	1,574,490
Corn Products International, Inc.	16,975	426,497
Dean Foods Co.	2,300	71,875
Earthgrains Co.	24,600	433,575
Flowers Industries, Inc.	21,000	456,750
General Mills, Inc.	43,500	1,397,438
H.J. Heinz Co.	65,200	2,485,750
Hershey Foods Corp.	16,500	704,344
Hormel Foods Corp.	11,400	175,988
IBP, Inc.	4,200	67,463
Interstate Bakeries Corp.	13,600	243,950
Keebler Foods Co.	77,400	3,545,888
Kellogg Co.	31,500	730,406
McCormick & Co., Inc. (non-vtg.)	7,400	215,988
Nabisco Group Holdings Corp.	61,500	1,725,844
Nestle SA ADR (Reg.)	25,200	2,709,000
PepsiCo, Inc.	98,900	4,215,613
Quaker Oats Co.	57,900	3,933,581
Ralston Purina Co.	64,600	1,461,575
Sara Lee Corp.	161,900	3,015,388
Smithfield Foods, Inc. (a)	23,700	629,531
Suiza Foods Corp. (a)	4,400	220,000
Sysco Corp.	68,900	2,915,331
Tootsie Roll Industries, Inc.	4,078	164,140
Universal Foods Corp.	9,000	184,500
Wm. Wrigley Jr. Co.	14,000	1,036,875
TOTAL FOODS		37,949,269
GENERAL MERCHANDISE STORES - 0.3%
Wal-Mart Stores, Inc.	6,000	284,625

	Shares	Value (Note 1)
GROCERY STORES - 18.2%
Albertson's, Inc.	70,886	$ 1,524,049
Hain Celestial Group, Inc. (a)	24,718	772,438
Koninklijke Ahold NV sponsored ADR	64,000	1,824,000
Kroger Co. (a)	237,600	5,390,550
Ruddick Corp.	8,000	98,000
Safeway, Inc. (a)	148,200	7,308,104
SUPERVALU, Inc.	17,800	265,888
Weis Markets, Inc.	9,700	329,800
Whole Foods Market, Inc. (a)	12,900	651,450
Wild Oats Markets, Inc. (a)	11,500	123,625
TOTAL GROCERY STORES		18,287,904
HOUSEHOLD PRODUCTS - 1.9%
Unilever NV (NY Shares)	40,278	1,903,136
RESTAURANTS - 9.7%
Brinker International, Inc. (a)	7,000	222,250
CEC Entertainment, Inc. (a)	64,800	1,871,100
Darden Restaurants, Inc.	27,700	489,944
Jack in the Box, Inc. (a)	12,700	280,194
McDonald's Corp.	123,400	3,686,575
Outback Steakhouse, Inc. (a)	56,300	1,291,381
Papa John's International, Inc. (a)	13,400	303,175
Tricon Global Restaurants, Inc. (a)	30,200	879,575
Wendy's International, Inc.	36,300	685,163
TOTAL RESTAURANTS		9,709,357
TOBACCO - 6.2%
Philip Morris Companies, Inc.	192,200	5,693,925
RJ Reynolds Tobacco Holdings, Inc.	14,700	527,363
TOTAL TOBACCO		6,221,288
TOTAL COMMON STOCKS (Cost $86,364,101)		94,381,773
Cash Equivalents - 10.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.59% (b)	6,504,019	$ 6,504,019
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	4,417,900	4,417,900
TOTAL CASH EQUIVALENTS (Cost $10,921,919)		10,921,919
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $97,286,020)	105,303,692
NET OTHER ASSETS - (5.0)%	(5,025,341)
NET ASSETS - 100%	$ 100,278,351
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $41,754,648 and $41,208,450, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,493 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $4,195,338. The fund received cash collateral of $4,417,900 which was invested in cash equivalents.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $97,773,067. Net unrealized appreciation aggregated $7,530,625, of which $15,179,028 related to appreciated investment securities and $7,648,403 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $1,232,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Food and Agriculture Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $97,286,020) - See accompanying schedule		$ 105,303,692
Receivable for investments sold		635,809
Receivable for fund shares sold		107,996
Dividends receivable		140,561
Interest receivable		41,107
Redemption fees receivable		485
Other receivables		2,104
Total assets		106,231,754
Liabilities
Payable for investments purchased	$ 607,420
Payable for fund shares redeemed	814,470
Accrued management fee	49,989
Other payables and accrued expenses	63,624
Collateral on securities loaned, at value	4,417,900
Total liabilities		5,953,403
Net Assets		$ 100,278,351
Net Assets consist of:
Paid in capital		$ 93,254,304
Undistributed net investment income		596,856
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,589,432)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,016,623
Net Assets, for 2,526,351 shares outstanding		$ 100,278,351
Net Asset Value and redemption price per share ($100,278,351 ÷ 2,526,351 shares)		$39.69
Maximum offering price per share (100/97.00 of $39.69)		$40.92

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 985,998
Interest		251,882
Security lending		18,267
Total income		1,256,147
Expenses
Management fee	$ 287,935
Transfer agent fees	311,583
Accounting and security lending fees	34,128
Non-interested trustees' compensation	223
Custodian fees and expenses	6,507
Registration fees	22,600
Audit	7,033
Legal	175
Miscellaneous	49
Total expenses before reductions	670,233
Expense reductions	(10,941)	659,292
Net investment income		596,855
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(62,703)
Foreign currency transactions	(3,296)	(65,999)
Change in net unrealized appreciation (depreciation) on:
Investment securities	19,123,625
Assets and liabilities in foreign currencies	189	19,123,814
Net gain (loss)		19,057,815
Net increase (decrease) in net assets resulting from operations		$ 19,654,670
Other Information
Sales charges paid to FDC		$ 87,215
Deferred sales charges withheld by FDC		$ 1,382
Exchange fees withheld by FSC		$ 4,800
Expense reductions
Directed brokerage arrangements		$ 10,692
Custodian credits		38
Transfer agent credits		211
		$ 10,941

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Food and Agriculture Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income	$ 596,855	$ 1,514,152
Net realized gain (loss)	(65,999)	2,903,853
Change in net unrealized appreciation (depreciation)	19,123,814	(45,267,235)
Net increase (decrease) in net assets resulting from operations	19,654,670	(40,849,230)
Distributions to shareholders From net investment income	-	(1,366,746)
From net realized gain	-	(6,551,980)
In excess of net realized gain	-	(752,061)
Total distributions	-	(8,670,787)
Share transactions Net proceeds from sales of shares	60,914,668	25,160,713
Reinvestment of distributions	-	8,301,729
Cost of shares redeemed	(58,700,164)	(111,774,157)
Net increase (decrease) in net assets resulting from share transactions	2,214,504	(78,311,715)
Redemption fees	121,385	112,538
Total increase (decrease) in net assets	21,990,559	(127,719,194)
Net Assets
Beginning of period	78,287,792	206,006,986
End of period (including undistributed net investment income of $596,856 and $381,112, respectively)	$ 100,278,351	$ 78,287,792
Other Information Shares
Sold	1,624,368	602,218
Issued in reinvestment of distributions	-	205,962
Redeemed	(1,553,438)	(2,743,334)
Net increase (decrease)	70,930	(1,935,154)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 31.88	$ 46.92	$ 48.81	$ 44.53	$ 42.15	$ 32.53
Income from Investment Operations
Net investment income D	.22	.42 G	.21	.33	.42	.37
Net realized and unrealized gain (loss)	7.54	(13.07)	3.50	9.22	4.91	11.61
Total from investment operations	7.76	(12.65)	3.71	9.55	5.33	11.98
Less Distributions
From net investment income	-	(.42)	(.16)	(.37)	(.24)	(.20)
From net realized gain	-	(1.79)	(5.47)	(4.95)	(2.77)	(2.20)
In excess of net realized gain	-	(.21)	-	-	-	-
Total distributions	-	(2.42)	(5.63)	(5.32)	(3.01)	(2.40)
Redemption fees added to paid in capital	.05	.03	.03	.05	.06	.04
Net asset value, end of period	$ 39.69	$ 31.88	$ 46.92	$ 48.81	$ 44.53	$ 42.15
Total Return B, C	24.50%	(27.86)%	7.83%	23.58%	13.59%	37.92%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 100,278	$ 78,288	$ 206,007	$ 250,567	$ 223,423	$ 301,102
Ratio of expenses to average net assets	1.31% A	1.31%	1.31%	1.49%	1.52%	1.43%
Ratio of expenses to average net assets after expense reductions	1.29% A, E	1.29% E	1.29% E	1.48% E	1.50% E	1.42% E
Ratio of net investment income to average net assets	1.16% A	1.00%	.45%	.73%	1.01%	.99%
Portfolio turnover rate	88% A	38%	68%	74%	91%	124%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29. G Investment income per share reflects a special dividend which amounted to $.28 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Leisure Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Leisure	-3.14%	6.95%	159.57%	576.51%
Select Leisure (load adj.)	-6.12%	3.67%	151.71%	556.15%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Consumer Industries	1.71%	-1.83%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 295 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Leisure	6.95%	21.02%	21.07%
Select Leisure (load adj.)	3.67%	20.28%	20.70%
S&P 500	16.32%	24.04%	19.49%
GS Consumer Industries	-1.83%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $65,615 - a 556.15% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Viacom, Inc. Class B (non-vtg.)	7.7
Walt Disney Co.	6.5
Fox Entertainment Group, Inc. Class A	5.4
AT&T Corp. - Liberty Media Group Class A	4.5
Seagram Co. Ltd.	4.3
Time Warner, Inc.	4.0
Clear Channel Communications, Inc.	3.3
Travelocity.com, Inc.	2.6
Comcast Corp. Class A (special)	2.6
Omnicom Group, Inc.	2.5
43.4

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Leisure Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Michael Tarlowe,
Portfolio Manager
of Fidelity Select
Leisure Portfolio

Q. How did the fund perform, Michael?

A. For the six- and 12-month periods ending August 31, 2000, the fund returned -3.14% and 6.95%, respectively. In comparison, the Goldman Sachs Consumer Industries Index - an index of 295 stocks designed to measure the performance of companies in the consumer industries sector - returned 1.71% and -1.83%, respectively, for the same time periods. The Standard & Poor's 500 Index returned 11.73% and 16.32% for the six- and 12-month periods, respectively.

Q. Why did the fund underperform the Goldman Sachs index during the six-month period?

A. The fund has a much narrower focus than the index, which invests in a much broader array of stocks. Typically, the performance of leisure stocks is fueled by consumers' disposable-income spending; these stocks tend to be affected disproportionately whenever there's concern about the possibility of rising inflation. The cable sector also was particularly weak during the period. Although I modestly lowered the fund's exposure to cable companies, while increasing its emphasis on satellite television companies - which had become much more competitive than in the past - the fund's cable holdings hurt performance. Additionally, my holdings in Internet stocks detracted from performance during the period.

Q. Entertainment and broadcasting stocks were the fund's main focus during the period. How did they do?

A. Most of these companies benefited from very robust advertising activity during the past six months. Television networks enjoyed particularly good performance, stemming from sales of their advertising inventories for next season at double-digit price increases. I pursued those companies that appeared to be reasonably valued and poised for this significant growth opportunity. Viacom, the fund's top holding, continued to report strong earnings growth driven by the robust advertising market. The company also completed its acquisition of CBS, potentially leading to significant revenues and cost synergies by creating a one-stop shopping platform for advertisers. Disney, the fund's No. 2 holding, came back strong, driven mainly by subsidiary ABC's terrific ratings and increased advertising revenues. Seagram enjoyed strong earnings growth from its music division, gaining market share in the U.S. and achieving cost savings from its merger with Polygram. Seagram also announced its intention to merge with French company Vivendi - at a higher price than the stock's current trading level - to create a global media venture.

Q. Cable stocks were high fliers six months ago. Why did they have such a tough time?

A. As I mentioned before, cable stocks had a difficult period due to concerns about the loss of subscribers and market share to satellite providers. Increased competition from phone companies further resulted in disappointing earnings and cash flow growth. Concerns about new regulations that could force cable companies to open their communications pipelines to any data service providers also hurt their performance. Comcast, Cox Communications, MediaOne and AT&T - though cable is a small part of its business - were all negatively affected by these issues. In response to the changing environment, I significantly reduced positions in these holdings, and I sold MediaOne from the portfolio.

Q. Were there any other disappointments?

A. America Online and Yahoo! were hurt by the correction in Internet stocks earlier in the year. However, these companies differ from other Internet companies in that they are market leaders and profitable. Although I sold America Online from the portfolio, I still hold Yahoo!.

Q. What's your outlook, Michael?

A. I intend to focus on well-positioned companies that are market leaders with the potential to create greater pricing. With a slowing economy, investors are becoming more selective about the companies in which they invest and, with valuations on many of these market leaders more attractive than they were six months ago, I'm upbeat about the near-term outlook for these leisure stocks. I also will continue to selectively purchase companies that could be good candidates for turnaround situations or that have assets they can leverage onto the Internet to develop new revenue streams or to accelerate the growth of their business.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: May 8, 1984

Fund number: 062

Trading symbol: FDLSX

Size: as of August 31, 2000, more than
$273 million

Manager: Michael Tarlowe, since January 2000; manager, Fidelity Select Multimedia, since January, 2000; Fidelity Select Business Services and Outsourcing Portfolio, 1998-2000; research analyst, various industries, 1994-1998; joined Fidelity in 1994

3

Semiannual Report

Leisure Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.6%
	Shares	Value (Note 1)
ADVERTISING - 3.8%
Interpublic Group of Companies, Inc.	46,400	$ 1,774,800
Lamar Advertising Co. Class A (a)	16,500	766,219
Omnicom Group, Inc.	81,600	6,808,500
Young & Rubicam, Inc.	16,000	936,000
TOTAL ADVERTISING		10,285,519
APPAREL STORES - 0.2%
Intimate Brands, Inc. Class A	40,870	659,029
BEVERAGES - 6.2%
Anheuser-Busch Companies, Inc.	65,300	5,146,456
Seagram Co. Ltd.	196,300	11,814,807
TOTAL BEVERAGES		16,961,263
BROADCASTING - 23.6%
Adelphia Communications Corp. Class A (a)	14,100	472,350
American Tower Corp. Class A (a)	14,000	508,375
AT&T Corp. - Liberty Media Group Class A (a)	579,688	12,390,831
Cablevision Systems Corp. Class A (a)	33,300	2,239,425
Clear Channel Communications, Inc. (a)	124,241	8,991,942
Comcast Corp. Class A (special) (a)	189,400	7,055,150
Cox Communications, Inc. Class A (a)	120,187	4,274,150
E.W. Scripps Co. Class A	57,500	2,914,531
EchoStar Communications Corp. Class A (a)	96,300	4,694,625
Infinity Broadcasting Corp. Class A (a)	136,050	5,152,894
Time Warner, Inc.	126,636	10,827,378
Univision Communications, Inc. Class A (a)	39,800	1,756,175
USA Networks, Inc. (a)	93,600	2,252,250
Westwood One, Inc. (a)	34,400	956,750
TOTAL BROADCASTING		64,486,826
CELLULAR - 0.3%
SBA Communications Corp. Class A (a)	15,000	669,375
COMPUTER SERVICES & SOFTWARE - 7.5%
ARTISTdirect, Inc.	260,000	633,750
At Plan, Inc.	230,000	1,394,375
Ceridian Corp. (a)	191,500	4,631,906
Lycos, Inc. (a)	26,200	1,860,200
Pegasus Solutions, Inc. (a)	95,000	1,888,125
RealNetworks, Inc. (a)	31,100	1,514,181
Travelocity.com, Inc. (a)	525,300	7,222,875
Yahoo!, Inc. (a)	11,000	1,336,500
TOTAL COMPUTER SERVICES & SOFTWARE		20,481,912

	Shares	Value (Note 1)
CONSUMER ELECTRONICS - 3.5%
Gemstar-TV Guide International, Inc. (a)	31,900	$ 2,878,975
General Motors Corp. Class H	173,900	5,760,438
Sony Corp. sponsored ADR	7,000	799,750
TOTAL CONSUMER ELECTRONICS		9,439,163
ELECTRICAL EQUIPMENT - 0.5%
Scientific-Atlanta, Inc.	17,500	1,363,906
ENTERTAINMENT - 26.0%
Carnival Corp.	151,100	3,012,556
EMI Group PLC	96,200	890,972
Fox Entertainment Group, Inc. Class A (a)	507,300	14,679,994
Metro-Goldwyn-Mayer, Inc. (a)	45,500	1,165,938
MGM Grand, Inc.	41,500	1,426,563
News Corp. Ltd. sponsored ADR	84,800	4,462,600
Park Place Entertainment Corp. (a)	70,000	1,028,125
Royal Caribbean Cruises Ltd.	55,800	1,276,425
Six Flags, Inc. (a)	94,200	1,407,113
Ticketmaster Online CitySearch, Inc. Class B (a)	125,000	3,007,813
Viacom, Inc. Class B (non-vtg.) (a)	314,681	21,181,959
Walt Disney Co.	455,856	17,749,893
TOTAL ENTERTAINMENT		71,289,951
HOUSEHOLD PRODUCTS - 1.6%
Avon Products, Inc.	26,600	1,042,388
Estee Lauder Companies, Inc. Class A	18,000	736,875
Gillette Co.	90,600	2,718,000
TOTAL HOUSEHOLD PRODUCTS		4,497,263
LEISURE DURABLES & TOYS - 1.4%
Callaway Golf Co.	14,500	209,344
Harley-Davidson, Inc.	65,000	3,237,813
Hasbro, Inc.	40,000	492,500
TOTAL LEISURE DURABLES & TOYS		3,939,657
LODGING & GAMING - 0.3%
Starwood Hotels & Resorts Worldwide, Inc. unit	24,500	784,000
PRINTING - 0.4%
R.R. Donnelley & Sons Co.	38,900	1,001,675
PUBLISHING - 7.7%
Gannett Co., Inc.	48,200	2,729,325
Harcourt General, Inc.	13,000	771,063
Harte Hanks Communications, Inc.	108,700	2,731,088
Knight-Ridder, Inc.	16,700	912,238
McGraw-Hill Companies, Inc.	58,700	3,635,731
Meredith Corp.	24,300	663,694
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	115,300	1,693,469
Common Stocks - continued
	Shares	Value (Note 1)
PUBLISHING - CONTINUED
PRIMEDIA, Inc. (a)	48,000	$ 858,000
Reader's Digest Association, Inc. Class A (non-vtg.)	65,500	2,521,750
The New York Times Co. Class A	70,100	2,747,044
Tribune Co.	51,200	1,827,200
TOTAL PUBLISHING		21,090,602
RESTAURANTS - 4.5%
Brinker International, Inc. (a)	41,100	1,304,925
CEC Entertainment, Inc. (a)	34,650	1,000,519
Cheesecake Factory, Inc. (a)	43,750	1,577,734
Darden Restaurants, Inc.	83,000	1,468,063
McDonald's Corp.	175,200	5,234,100
Outback Steakhouse, Inc. (a)	56,750	1,301,703
Starbucks Corp. (a)	14,000	512,750
TOTAL RESTAURANTS		12,399,794
SERVICES - 1.3%
ACNielsen Corp. (a)	60,000	1,443,750
Dun & Bradstreet Corp.	36,300	1,197,900
True North Communications	21,500	997,063
TOTAL SERVICES		3,638,713
TELEPHONE SERVICES - 1.0%
AT&T Corp.	87,693	2,762,330
TEXTILES & APPAREL - 0.8%
NIKE, Inc. Class B	57,300	2,266,931
TOTAL COMMON STOCKS (Cost $191,052,063)		248,017,909
Cash Equivalents - 16.5%

Fidelity Cash Central Fund, 6.59% (b)	26,389,282	26,389,282
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	18,874,100	18,874,100
TOTAL CASH EQUIVALENTS (Cost $45,263,382)		45,263,382
TOTAL INVESTMENT PORTFOLIO - 107.1% (Cost $236,315,445)		293,281,291
NET OTHER ASSETS - (7.1)%		(19,510,878)
NET ASSETS - 100%		$ 273,770,413
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $76,031,987 and $111,654,815, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $12,723 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $17,682,368. The fund received cash collateral of $18,874,100 which was invested in cash equivalents.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $236,640,067. Net unrealized appreciation aggregated $56,641,224, of which $72,324,830 related to appreciated investment securities and $15,683,606 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Leisure Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $236,315,445) - See accompanying schedule		$ 293,281,291
Receivable for investments sold		1,038,311
Receivable for fund shares sold		207,870
Dividends receivable		182,187
Interest receivable		158,983
Redemption fees receivable		280
Other receivables		14,747
Total assets		294,883,669
Liabilities
Payable for investments purchased	$ 1,314,728
Payable for fund shares redeemed	669,924
Accrued management fee	132,278
Other payables and accrued expenses	122,226
Collateral on securities loaned, at value	18,874,100
Total liabilities		21,113,256
Net Assets		$ 273,770,413
Net Assets consist of:
Paid in capital		$ 216,246,147
Accumulated net investment (loss)		(241,197)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		800,127
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		56,965,336
Net Assets, for 3,754,198 shares outstanding		$ 273,770,413
Net Asset Value and redemption price per share ($273,770,413 ÷ 3,754,198 shares)		$72.92
Maximum offering price per share (100/97.00 of $72.92)		$75.18

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 567,504
Interest		760,131
Security lending		37,133
Total income		1,364,768
Expenses
Management fee	$ 828,039
Transfer agent fees	640,165
Accounting and security lending fees	94,872
Non-interested trustees' compensation	322
Custodian fees and expenses	5,651
Registration fees	32,253
Audit	9,817
Legal	654
Miscellaneous	90
Total expenses before reductions	1,611,863
Expense reductions	(5,898)	1,605,965
Net investment income (loss)		(241,197)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,022,840
Foreign currency transactions	(201)	2,022,639
Change in net unrealized appreciation (depreciation) on:
Investment securities	(11,704,913)
Assets and liabilities in foreign currencies	(131)	(11,705,044)
Net gain (loss)		(9,682,405)
Net increase (decrease) in net assets resulting from operations		$ (9,923,602)
Other Information
Sales charges paid to FDC		$ 187,220
Deferred sales charges withheld by FDC		$ 6,565
Exchange fees withheld by FSC		$ 8,678
Expense reductions
Directed brokerage arrangements		$ 5,106
Custodian credits		745
Transfer agent credits		47
		$ 5,898

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Leisure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (241,197)	$ (1,270,384)
Net realized gain (loss)	2,022,639	84,105,033
Change in net unrealized appreciation (depreciation)	(11,705,044)	(32,145,268)
Net increase (decrease) in net assets resulting from operations	(9,923,602)	50,689,381
Distributions to shareholders from net realized gains	(35,092,771)	(34,566,142)
Share transactions Net proceeds from sales of shares	45,294,400	342,207,955
Reinvestment of distributions	33,599,839	33,284,316
Cost of shares redeemed	(74,546,262)	(424,039,556)
Net increase (decrease) in net assets resulting from share transactions	4,347,977	(48,547,285)
Redemption fees	91,164	632,323
Total increase (decrease) in net assets	(40,577,232)	(31,791,723)
Net Assets
Beginning of period	314,347,645	346,139,368
End of period (including accumulated net investment loss of $241,197 and $0, respectively)	$ 273,770,413	$ 314,347,645
Other Information Shares
Sold	578,724	3,958,787
Issued in reinvestment of distributions	424,938	381,645
Redeemed	(959,590)	(4,880,345)
Net increase (decrease)	44,072	(539,913)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 H	1999	1998	1997	1996 H
Net asset value, beginning of period	$ 84.73	$ 81.44	$ 62.30	$ 47.83	$ 46.17	$ 40.71
Income from Investment Operations
Net investment income (loss) D	(.06)	(.28) E	(.27)	(.25)	(.06) F	(.21)
Net realized and unrealized gain (loss)	(1.85)	11.58	22.78	21.10	4.47	10.97
Total from investment operations	(1.91)	11.30	22.51	20.85	4.41	10.76
Less Distributions
From net realized gain	(9.92)	(8.15)	(3.44)	(6.46)	(2.83)	(5.32)
Redemption fees added to paid in capital	.02	.14	.07	.08	.08	.02
Net asset value, end of period	$ 72.92	$ 84.73	$ 81.44	$ 62.30	$ 47.83	$ 46.17
Total Return B, C	(3.14)%	13.89%	37.54%	47.29%	10.14%	27.61%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 273,770	$ 314,348	$ 346,139	$ 257,199	$ 98,133	$ 85,013
Ratio of expenses to average net assets	1.09% A	1.15%	1.26%	1.44%	1.56%	1.64%
Ratio of expenses to average net assets after expense reductions	1.09% A	1.12% G	1.24% G	1.39% G	1.54% G	1.63% G
Ratio of net investment income (loss) to average net assets	(.16)% A	(.32)%	(.40)%	(.46)%	(.12)%	(.46)%
Portfolio turnover rate	56% A	120%	107%	209%	127%	141%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.04 per share. F Investment income per share reflects a special dividend which amounted to $.23 per share. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Multimedia Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Multimedia	-2.34%	17.95%	146.33%	702.09%
Select Multimedia (load adj.)	-5.34%	14.34%	138.87%	677.95%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Consumer Industries	1.71%	-1.83%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 295 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Multimedia	17.95%	19.76%	23.15%
Select Multimedia (load adj.)	14.34%	19.02%	22.77%
S&P 500	16.32%	24.04%	19.49%
GS Consumer Industries	-1.83%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on August 31, 1990 and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $77,795 - a 677.95% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Viacom, Inc. Class B (non-vtg.)	8.4
Seagram Co. Ltd.	6.9
Walt Disney Co.	6.1
Clear Channel Communications, Inc.	5.5
Fox Entertainment Group, Inc. Class A	5.5
AT&T Corp. - Liberty Media Group Class A	4.5
Time Warner, Inc.	4.0
Omnicom Group, Inc.	3.6
Comcast Corp. Class A (special)	3.1
Cox Communications, Inc. Class A	2.9
50.5

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Multimedia Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Michael Tarlowe, Portfolio Manager of Fidelity Select Multimedia Portfolio

Q. How did the fund perform, Michael?

A. For the six- and 12-month periods ending August 31, 2000, the fund returned -2.34% and 17.95%, respectively. In comparison, the Goldman Sachs Consumer Industries Index - an index of 295 stocks designed to measure the performance of companies in the consumer industries sector - returned 1.71% and -1.83%, respectively, for the same time periods. The Standard & Poor's 500 Index returned 11.73% and 16.32%, respectively, for the six- and 12-month periods.

Q. Why did the fund underperform the Goldman Sachs index during the six-month period?

A. The fund has a much narrower focus than the index, which invests in a broader array of stocks. A positive factor for the fund was the performance of broadcasting, entertainment and media companies, fueled by very robust advertising spending. The fund's focus on these advertising-driven companies helped its performance during the period. However, cable companies - which account for a sizable portion of this sector - were particularly weak. Although I reduced our exposure to cable companies, while increasing our emphasis on satellite television companies - which had become much more competitive than in the past - the fund's cable holdings hurt performance. I also selectively added to the fund's technology holdings, particularly Internet stocks, which hurt performance.

Q. Why did cable stocks have a tough time?

A. Concerns about the loss of subscribers and market share to satellite providers and increased competition from phone companies resulted in disappointing earnings and cash flow growth. The possibility of new regulations that could force cable companies to open their communications pipelines to any data service providers also hurt their performance. Comcast, Cox Communications, MediaOne and AT&T - which branched out into the cable arena - were all hurt by these issues. In response to the changing environment, I significantly reduced positions in all of these holdings. UnitedGlobalCom, an international cable operator, suffered from investor concerns over its ability to raise capital for additional acquisitions, following the downturn among cable stocks and the high-yield bond market.

Q. How did the fund's broadcasting and entertainment holdings do?

A. Broadcasting and entertainment - the fund's main focus - generally performed well. These companies enjoyed strong demand for their advertising inventories, which were sold at significant price increases. Viacom, the fund's largest holding, reported strong earnings growth driven by the robust advertising market. The company also completed its acquisition of CBS, opening the door for significant revenues and cost synergies by creating a one-stop shopping platform for advertisers. Disney, the fund's third-largest holding, made a strong comeback during the period, due mainly to the success of its subsidiary network ABC, which had terrific ratings and increased its advertising revenues. Seagram's music division delivered strong earnings growth and gained market share in the U.S., while achieving cost savings from its merger with Polygram. Seagram also announced its intention to merge with French company Vivendi - at a higher price than its stock's current trading level - to create a global media venture.

Q. Were there any other good performers?

A. AMFM, a company that owns radio stations across the nation, benefited from a strong advertising market and gained market share from newspaper and television competitors. The company was recently acquired by Clear Channel Communications at a premium, also helping its performance

Q. What's your outlook, Michael?

A. I remain very optimistic about continued strength in the advertising environment during the next 12 months. I will focus on well-positioned companies that have strong leadership positions in their industries and the ability to capitalize on the opportunities offered by a strong advertising market. As the economy slows, investors are becoming more selective about the companies in which they invest and, with valuations on many of these market leaders more attractive than they were six months ago, I'm upbeat about the near-term outlook for these stocks. I also will continue to selectively purchase companies that could be good candidates for turnaround situations, or that have assets they can leverage onto the Internet to develop new revenue streams or to accelerate the growth of their businesses.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 30, 1986

Fund number: 503

Trading symbol: FBMPX

Size: as of August 31, 2000, more than
$229 million

Manager: Michael Tarlowe, since January 2000; manager, Fidelity Select Leisure Portfolio, since January 2000; Fidelity Select Business Services and Outsourcing Portfolio, 1998-2000; research analyst, various industries, 1994-1998; joined Fidelity in 1994

3

Semiannual Report

Multimedia Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value (Note 1)
ADVERTISING - 6.0%
ADVO, Inc. (a)	31,400	$ 1,285,438
Interpublic Group of Companies, Inc.	57,100	2,184,075
Lamar Advertising Co. Class A (a)	34,500	1,602,094
Omnicom Group, Inc.	99,500	8,302,031
Young & Rubicam, Inc.	7,300	427,050
TOTAL ADVERTISING		13,800,688
BEVERAGES - 6.9%
Seagram Co. Ltd.	264,600	15,925,613
BROADCASTING - 27.8%
AT&T Corp. - Liberty Media Group Class A (a)	487,992	10,430,829
Cablevision Systems Corp. Class A (a)	44,400	2,985,900
Clear Channel Communications, Inc. (a)	175,226	12,681,982
Comcast Corp. Class A (special) (a)	193,500	7,207,875
Cox Communications, Inc. Class A (a)	188,260	6,694,996
Crown Media Holdings, Inc.	30,000	481,875
E.W. Scripps Co. Class A	54,000	2,737,125
EchoStar Communications Corp. Class A (a)	91,800	4,475,250
Infinity Broadcasting Corp. Class A (a)	46,075	1,745,091
Time Warner, Inc.	108,217	9,252,554
UnitedGlobalCom, Inc. Class A (a)	27,100	1,038,269
Univision Communications, Inc. Class A (a)	11,000	485,375
USA Networks, Inc. (a)	112,500	2,707,031
Westwood One, Inc. (a)	35,600	990,125
TOTAL BROADCASTING		63,914,277
COMPUTER SERVICES & SOFTWARE - 5.8%
At Plan, Inc.	240,000	1,455,000
Ceridian Corp. (a)	165,000	3,990,938
Information Resources, Inc. (a)	100,000	681,250
Pegasus Solutions, Inc. (a)	61,600	1,224,300
RealNetworks, Inc. (a)	18,400	895,850
TALX Corp. (a)	25,000	425,000
Travelocity.com, Inc. (a)	331,906	4,563,708
TOTAL COMPUTER SERVICES & SOFTWARE		13,236,046
CONSUMER ELECTRONICS - 3.6%
Gemstar-TV Guide International, Inc. (a)	27,000	2,436,750
General Motors Corp. Class H	151,700	5,025,063
Sony Corp. sponsored ADR	6,600	754,050
TOTAL CONSUMER ELECTRONICS		8,215,863

	Shares	Value (Note 1)
ENGINEERING - 0.3%
Jupiter Communications, Inc.	31,400	$ 747,713
ENTERTAINMENT - 23.4%
EMI Group PLC	89,300	827,067
Fox Entertainment Group, Inc. Class A (a)	438,100	12,677,519
Metro-Goldwyn-Mayer, Inc. (a)	27,000	691,875
News Corp. Ltd. sponsored ADR	93,200	4,904,650
Ticketmaster Online CitySearch, Inc. Class B (a)	56,500	1,359,531
Viacom, Inc. Class B (non-vtg.) (a)	286,560	19,289,064
Walt Disney Co.	360,500	14,036,969
TOTAL ENTERTAINMENT		53,786,675
PRINTING - 0.6%
R.R. Donnelley & Sons Co.	54,300	1,398,225
PUBLISHING - 12.7%
Dow Jones & Co., Inc.	17,000	1,063,563
Gannett Co., Inc.	107,700	6,098,513
Harcourt General, Inc.	17,400	1,032,038
Harte Hanks Communications, Inc.	90,600	2,276,325
Knight-Ridder, Inc.	34,900	1,906,413
McGraw-Hill Companies, Inc.	92,200	5,710,638
Meredith Corp.	21,300	581,756
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	98,800	1,451,125
PRIMEDIA, Inc. (a)	25,000	446,875
Reader's Digest Association, Inc. Class A (non-vtg.)	56,100	2,159,850
The New York Times Co. Class A	89,600	3,511,200
Tribune Co.	80,100	2,858,569
TOTAL PUBLISHING		29,096,865
SERVICES - 2.5%
ACNielsen Corp. (a)	33,200	798,875
Dun & Bradstreet Corp.	55,700	1,838,100
Gartner Group, Inc. Class B (a)	119,500	1,344,375
Marketing Services Group, Inc. (a)	70,000	358,750
True North Communications	32,200	1,493,275
TOTAL SERVICES		5,833,375
TELEPHONE SERVICES - 1.1%
AT&T Corp.	73,732	2,322,558
SBC Communications, Inc.	7,500	313,125
TOTAL TELEPHONE SERVICES		2,635,683
TOTAL COMMON STOCKS (Cost $153,482,493)		208,591,023
Cash Equivalents - 21.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.59% (b)	20,957,545	$ 20,957,545
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	28,894,000	28,894,000
TOTAL CASH EQUIVALENTS (Cost $49,851,545)		49,851,545
TOTAL INVESTMENT PORTFOLIO - 112.4% (Cost $203,334,038)		258,442,568
NET OTHER ASSETS - (12.4)%		(28,604,485)
NET ASSETS - 100%		$ 229,838,083
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $66,613,511 and $79,026,304, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,447 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $27,077,980. The fund received cash collateral of $28,894,000 which was invested in cash equivalents.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $203,574,049. Net unrealized appreciation aggregated $54,868,519, of which $61,545,163 related to appreciated investment securities and $6,676,644 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Multimedia Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $203,334,038) - See accompanying schedule		$ 258,442,568
Receivable for investments sold		714,086
Receivable for fund shares sold		102,770
Dividends receivable		141,349
Interest receivable		133,539
Redemption fees receivable		253
Other receivables		5,415
Total assets		259,539,980
Liabilities
Payable for investments purchased	$ 74,041
Payable for fund shares redeemed	521,445
Accrued management fee	111,418
Other payables and accrued expenses	100,993
Collateral on securities loaned, at value	28,894,000
Total liabilities		29,701,897
Net Assets		$ 229,838,083
Net Assets consist of:
Paid in capital		$ 168,520,021
Accumulated net investment (loss)		(128,219)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,337,970
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		55,108,311
Net Assets, for 4,636,543 shares outstanding		$ 229,838,083
Net Asset Value and redemption price per share ($229,838,083 ÷ 4,636,543 shares)		$49.57
Maximum offering price per share (100/97.00 of $49.57)		$51.10

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 460,207
Interest		676,203
Security lending		43,882
Total income		1,180,292
Expenses
Management fee	$ 670,464
Transfer agent fees	504,430
Accounting and security lending fees	77,481
Non-interested trustees' compensation	387
Custodian fees and expenses	5,948
Registration fees	39,651
Audit	7,706
Legal	478
Miscellaneous	57
Total expenses before reductions	1,306,602
Expense reductions	(15,186)	1,291,416
Net investment income (loss)		(111,124)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	7,112,148
Foreign currency transactions	540	7,112,688
Change in net unrealized appreciation (depreciation) on:
Investment securities	(12,944,040)
Assets and liabilities in foreign currencies	(54)	(12,944,094)
Net gain (loss)		(5,831,406)
Net increase (decrease) in net assets resulting from operations		$ (5,942,530)
Other Information
Sales charges paid to FDC		$ 305,568
Deferred sales charges withheld by FDC		$ 456
Exchange fees withheld by FSC		$ 5,048
Expense reductions
Directed brokerage arrangements		$ 13,259
Custodian credits		715
Transfer agent credits		1,212
		$ 15,186

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Multimedia Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (111,124)	$ (686,842)
Net realized gain (loss)	7,112,688	19,900,511
Change in net unrealized appreciation (depreciation)	(12,944,094)	24,798,931
Net increase (decrease) in net assets resulting from operations	(5,942,530)	44,012,600
Distributions to shareholders from net realized gains	(10,845,949)	(6,716,257)
Share transactions Net proceeds from sales of shares	68,171,558	211,032,647
Reinvestment of distributions	10,543,358	6,530,741
Cost of shares redeemed	(70,770,145)	(176,372,310)
Net increase (decrease) in net assets resulting from share transactions	7,944,771	41,191,078
Redemption fees	70,091	394,751
Total increase (decrease) in net assets	(8,773,617)	78,882,172
Net Assets
Beginning of period	238,611,700	159,729,528
End of period (including accumulated net investment loss of $128,219 and $17,095, respectively)	$ 229,838,083	$ 238,611,700
Other Information Shares
Sold	1,340,716	4,212,974
Issued in reinvestment of distributions	218,924	127,825
Redeemed	(1,392,721)	(3,574,961)
Net increase (decrease)	166,919	765,838

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 G	1999	1998	1997	1996 G
Net asset value, beginning of period	$ 53.39	$ 43.13	$ 33.58	$ 24.91	$ 27.18	$ 22.35
Income from Investment Operations
Net investment income (loss) D	(.02)	(.16)	(.19)	(.17)	.35 E	.02
Net realized and unrealized gain (loss)	(1.32)	11.90	11.85	10.30	(1.58)	7.00
Total from investment operations	(1.34)	11.74	11.66	10.13	(1.23)	7.02
Less Distributions
From net investment income	-	-	-	-	-	(.02)
From net realized gain	(2.50)	(1.57)	(2.19)	(1.52)	(1.07)	(2.19)
Total distributions	(2.50)	(1.57)	(2.19)	(1.52)	(1.07)	(2.21)
Redemption fees added to paid in capital	.02	.09	.08	.06	.03	.02
Net asset value, end of period	$ 49.57	$ 53.39	$ 43.13	$ 33.58	$ 24.91	$ 27.18
Total Return B, C	(2.34)%	27.62%	36.68%	42.42%	(4.52)%	31.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 229,838	$ 238,612	$ 159,730	$ 115,485	$ 54,171	$ 94,970
Ratio of expenses to average net assets	1.09% A	1.17%	1.35%	1.75%	1.60%	1.56%
Ratio of expenses to average net assets after expense reductions	1.08% A, F	1.15% F	1.33% F	1.71% F	1.56% F	1.54% F
Ratio of net investment income (loss) to average net assets	(.09)% A	(.32)%	(.52)%	(.59)%	1.33%	.08%
Portfolio turnover rate	61% A	76%	109%	219%	99%	223%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.49 per share. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Retailing Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Retailing	2.54%	0.83%	137.81%	486.88%
Select Retailing (load adj.)	-0.61%	-2.27%	130.60%	469.20%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Consumer Industries	1.71%	-1.83%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 295 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Retailing	0.83%	18.92%	19.36%
Select Retailing (load adj.)	-2.27%	18.19%	18.99%
S&P 500	16.32%	24.04%	19.49%
GS Consumer Industries	-1.83%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $56,920 - a 469.20% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Kohls Corp.	10.2
Walgreen Co.	10.1
Wal-Mart Stores, Inc.	9.7
Home Depot, Inc.	9.1
Safeway, Inc.	5.1
BJ's Wholesale Club, Inc.	4.5
RadioShack Corp.	3.5
CDW Computer Centers, Inc.	3.2
Best Buy Co., Inc.	3.2
Target Corp.	2.8
61.4

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Retailing Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Steve Calhoun,
Portfolio Manager
of Fidelity Select
Retailing Portfolio

Q. How did the fund perform, Steve ?

A. During the six-month period that ended August 31, 2000, the fund returned 2.54%. This performance bettered the Goldman Sachs Consumer Industries Index - an index of 295 stocks designed to measure the performance of companies in the consumer industries sector - which gained 1.71%. The Standard & Poor's 500 Index returned 11.73% during the same six-month period. For the 12 months that ended August 31, 2000, the fund's 0.83% return compares favorably to the -1.83% return for the Goldman Sachs index. The Standard & Poor's 500 Index returned 16.32% during the same 12-month period.

Q. What market factors affected performance during the past
six months, and how did this affect your investment strategy?

A. The market environment continued to be affected by rising interest rates coupled with increasing oil prices. Adding to this backdrop was the prospect of even greater energy costs during the winter season. This scenario has led to a moderation in consumer spending. Given this environment, I chose to focus on retailers with different concepts - that is, companies with the ability to draw in consumers in a variety of economic conditions. Although I continued to choose holdings for the fund using a stock-by-stock selection criterion, I did not alter my overall approach, which emphasized companies with above-average earnings growth and market leadership.

Q. What stocks helped the fund's performance?

A. Safeway was a positive contributor to performance. The company is a leader within the supermarket industry and demonstrated good store growth and above-average investment returns on capital. Unlike other grocers, Safeway faces limited competition from super-centers that have taken away market share from other grocery chains. Kohls - the fund's largest holding - remained a standout among department stores. The company continued to increase market share, and its product lines continued to gain consumer acceptance. Walgreen also was a positive contributor to performance as it continued to show impressive growth.

Q. Were there any other bright prospects within the industry?

A. Yes, there were. There's a digital upgrade phenomenon occurring with consumers, with people upgrading their equipment to digital cameras and audio. This emerging upgrade cycle is in its early stages and several companies are poised to benefit from the trend, especially during the upcoming holiday season. I believe companies such as Best Buy and Radio Shack are well-positioned to leverage their growth from this cycle.

Q. What stocks were disappointing?

A. Apparel stores, such as Gap, and department stores, with the exception of Kohls, struggled throughout the period. Consumers were not drawn to the stores' new fashions and, as a result, year-over-year same store sales were disappointing. The fund also was affected by dramatic swings in retail stock prices during the past year. The fourth quarter of 1999 was a good one for retailing stocks with impressive and sometimes excessive increases in their valuations. But during the six-month period, we witnessed a significant correction in these prices. In some cases, the correction was overdone. As a result, companies such as Wal-Mart and Home Depot saw declines of 20% or more in their stock prices since the period's inception.

Q. What's your outlook for the coming months?

A. I remain cautiously optimistic about the next six months. Hopefully, we are at the end of the interest-rate increases and nearing a short-term peak in oil prices. If this happens, retail stocks may be well-positioned for future growth. However this scenario may change if energy prices continue to increase. Higher energy prices could place additional pressures on the economy and retailers in general.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 16, 1985

Fund number: 046

Trading symbol: FSRPX

Size: as of August 31, 2000, more than $66 million

Manager: Steve Calhoun, since 1999; director of associate research, 1997-1999; equity research associate, 1994-1997; joined Fidelity in 1994

3

Semiannual Report

Retailing Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value (Note 1)
APPAREL STORES - 4.5%
AnnTaylor Stores Corp. (a)	24,200	$ 871,200
Gap, Inc.	55,800	1,252,013
Venator Group, Inc. (a)	61,100	855,400
TOTAL APPAREL STORES		2,978,613
COMPUTERS & OFFICE EQUIPMENT - 5.1%
CDW Computer Centers, Inc. (a)	29,300	2,153,550
Tech Data Corp. (a)	24,600	1,269,975
TOTAL COMPUTERS & OFFICE EQUIPMENT		3,423,525
DRUG STORES - 10.1%
Walgreen Co.	204,600	6,726,225
GENERAL MERCHANDISE STORES - 33.8%
BJ's Wholesale Club, Inc. (a)	88,600	3,001,325
Consolidated Stores Corp. (a)	69,158	942,278
Costco Wholesale Corp. (a)	800	27,550
Dollar General Corp.	34,300	705,294
Dollar Tree Stores, Inc. (a)	27,150	1,101,272
Kohls Corp. (a)	121,300	6,792,797
Neiman Marcus Group, Inc. Class A (a)	48,100	1,614,356
Target Corp.	81,700	1,899,525
Wal-Mart Stores, Inc.	136,800	6,489,450
TOTAL GENERAL MERCHANDISE STORES		22,573,847
GROCERY STORES - 7.5%
Safeway, Inc. (a)	69,600	3,432,150
Whole Foods Market, Inc. (a)	31,200	1,575,600
TOTAL GROCERY STORES		5,007,750
HOME FURNISHINGS - 1.4%
Linens'n Things, Inc. (a)	35,900	969,300
RESTAURANTS - 7.0%
Jack in the Box, Inc. (a)	40,700	897,944
Outback Steakhouse, Inc. (a)	43,300	993,194
Starbucks Corp. (a)	46,700	1,710,388
Wendy's International, Inc.	57,600	1,087,200
TOTAL RESTAURANTS		4,688,726
RETAIL & WHOLESALE, MISCELLANEOUS - 22.1%
Bed Bath & Beyond, Inc. (a)	79,400	1,394,463
Best Buy Co., Inc. (a)	34,700	2,142,725
Future Shop Ltd. (a)	10,100	129,725
Home Depot, Inc.	127,350	6,120,759
Lowe's Companies, Inc.	23,100	1,035,169
Pier 1 Imports, Inc.	77,300	908,275

	Shares	Value (Note 1)
RadioShack Corp.	39,700	$ 2,342,300
Ultimate Electronics, Inc. (a)	20,700	725,794
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS		14,799,210
TEXTILES & APPAREL - 1.3%
Timberland Co. Class A (a)	21,500	876,125
TOTAL COMMON STOCKS (Cost $47,400,763)		62,043,321
Cash Equivalents - 7.4%

Fidelity Cash Central Fund, 6.59% (b) (Cost $4,954,169)	4,954,169	4,954,169
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $52,354,932)	66,997,490
NET OTHER ASSETS - (0.2)%	(144,413)
NET ASSETS - 100%	$ 66,853,077
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $74,476,962 and $81,139,527, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $7,400 for the period.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $52,697,268. Net unrealized appreciation aggregated $14,300,222, of which $15,822,661 related to appreciated investment securities and $1,522,439 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Retailing Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $52,354,932) - See accompanying schedule		$ 66,997,490
Receivable for investments sold		2,255,383
Receivable for fund shares sold		454,873
Dividends receivable		24,817
Interest receivable		26,365
Redemption fees receivable		1,842
Other receivables		176,672
Total assets		69,937,442
Liabilities
Payable for investments purchased	$ 27,934
Payable for fund shares redeemed	2,981,121
Accrued management fee	35,061
Other payables and accrued expenses	40,249
Total liabilities		3,084,365
Net Assets		$ 66,853,077
Net Assets consist of:
Paid in capital		$ 47,366,387
Accumulated net investment (loss)		(219,208)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,061,320
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,644,578
Net Assets, for 1,428,744 shares outstanding		$ 66,853,077
Net Asset Value and redemption price per share ($66,853,077 ÷ 1,428,744 shares)		$46.79
Maximum offering price per share (100/97.00 of $46.79)		$48.24

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 120,811
Interest		182,529
Security lending		3,544
Total income		306,884
Expenses
Management fee	$ 230,548
Transfer agent fees	248,430
Accounting and security lending fees	30,993
Non-interested trustees' compensation	58
Custodian fees and expenses	5,782
Registration fees	23,650
Audit	7,082
Legal	1,098
Miscellaneous	55
Total expenses before reductions	547,696
Expense reductions	(21,604)	526,092
Net investment income (loss)		(219,208)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	5,449,842
Foreign currency transactions	6,255	5,456,097
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,222,046)
Assets and liabilities in foreign currencies	2,007	(5,220,039)
Net gain (loss)		236,058
Net increase (decrease) in net assets resulting from operations		$ 16,850
Other Information
Sales charges paid to FDC		$ 107,573
Deferred sales charges withheld by FDC		$ 726
Exchange fees withheld by FSC		$ 4,770
Expense reductions
Directed brokerage arrangements		$ 21,604

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Retailing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (219,208)	$ (1,089,993)
Net realized gain (loss)	5,456,097	63,320,946
Change in net unrealized appreciation (depreciation)	(5,220,039)	(80,761,548)
Net increase (decrease) in net assets resulting from operations	16,850	(18,530,595)
Distributions to shareholders from net realized gains	(10,009,192)	(21,286,354)
Share transactions Net proceeds from sales of shares	63,691,655	165,337,107
Reinvestment of distributions	9,544,557	20,405,937
Cost of shares redeemed	(72,397,447)	(408,057,115)
Net increase (decrease) in net assets resulting from share transactions	838,765	(222,314,071)
Redemption fees	184,959	439,543
Total increase (decrease) in net assets	(8,968,618)	(261,691,477)
Net Assets
Beginning of period	75,821,695	337,513,172
End of period (including accumulated net investment loss of $219,208 and $0, respectively)	$ 66,853,077	$ 75,821,695
Other Information Shares
Sold	1,183,720	2,486,363
Issued in reinvestment of distributions	186,857	354,639
Redeemed	(1,445,501)	(6,337,585)
Net increase (decrease)	(74,924)	(3,496,583)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 50.42	$ 67.50	$ 50.04	$ 33.25	$ 27.87	$ 23.91
Income from Investment Operations
Net investment income (loss) D	(.14)	(.39)	(.28)	(.27)	(.13)	(.14)
Net realized and unrealized gain (loss)	1.75	(6.72)	18.27	17.14	5.49	4.07
Total from investment operations	1.61	(7.11)	17.99	16.87	5.36	3.93
Less Distributions
From net realized gain	(5.36)	(10.13)	(.39)	(.51)	(.08)	-
In excess of net realized gain	-	-	(.30)	-	-	-
Total distributions	(5.36)	(10.13)	(.69)	(.51)	(.08)	-
Redemption fees added to paid in capital	.12	.16	.16	.43	.10	.03
Net asset value, end of period	$ 46.79	$ 50.42	$ 67.50	$ 50.04	$ 33.25	$ 27.87
Total Return B, C	2.54%	(12.15)%	36.66%	52.61%	19.59%	16.56%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 66,853	$ 75,822	$ 337,513	$ 192,861	$ 59,348	$ 44,051
Ratio of expenses to average net assets	1.34% A	1.25%	1.25%	1.63%	1.45%	1.94%
Ratio of expenses to average net assets after expense reductions	1.29% A, E	1.20% E	1.22% E	1.55% E	1.39% E	1.92% E
Ratio of net investment income (loss) to average net assets	(.54)% A	(.60)%	(.50)%	(.67)%	(.39)%	(.53)%
Portfolio turnover rate	202% A	88%	165%	308%	278%	235%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Air Transportation Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation	42.47%	34.59%	160.70%	464.33%
Select Air Transportation (load adj.)	38.12%	30.47%	152.81%	447.33%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Cyclical Industries	12.70%	-3.99%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 253 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation	34.59%	21.12%	18.89%
Select Air Transportation (load adj.)	30.47%	20.38%	18.53%
S&P 500	16.32%	24.04%	19.49%
GS Cyclical Industries	-3.99%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Air Transportation Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $54,733 - a 447.33% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
BFGoodrich Co.	8.2
General Dynamics Corp.	6.7
United Technologies Corp.	6.7
Southwest Airlines Co.	5.3
Boeing Co.	4.8
Lockheed Martin Corp.	4.6
Honeywell International, Inc.	4.4
Continental Airlines, Inc. Class B	4.2
Northwest Airlines Corp. Class A	4.1
Bombardier, Inc. Class B (non-vtg.)	4.0
53.0

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Air Transportation Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jeff Feingold,
Portfolio Manager
of Fidelity Select
Air Transportation Portfolio

Q. How did the fund perform, Jeff?

A. Quite well. For the six-month period that ended August 31, 2000, the fund returned 42.47%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 253 stocks designed to measure the performance of companies in the cyclical industries sector - returned 12.70%. During the same period, the Standard & Poor's 500 Index returned 11.73%. For the 12-month period that ended August 31, 2000, the fund returned 34.59%, while the Goldman Sachs index and the S&P 500 index returned -3.99% and 16.32%, respectively.

Q. What factors helped the fund outperform the Goldman Sachs index during the six-month period?

A. The fund outperformed for several reasons. First, an improved outlook in the commercial aerospace industry benefited the fund's positions in stocks of aerospace suppliers. Our overweighted holdings in stocks such as BFGoodrich, Cordant Technologies and General Dynamics were positive contributors. Second, the potential for consolidation within the airline industry lifted the performance of stocks such as Northwest and Continental, which were seen as acquisition targets. Additionally, a strong economic environment and the moderation of airline seating capacity presented a more favorable environment for airline stocks, particularly during the first half of the period.

Q. Fuel costs started and ended the period at record-high levels. How did this affect the fund's performance?

A. The impact of rising fuel costs is best understood by examining the supply and demand of airline seating capacity. Fuel costs matter most when seating capacity supply is greater than demand, which makes it difficult for an airline to weather the fuel increases and pass the increases along to the consumer. However, during the past six months, airlines were able to pass along the price increases to help offset the higher costs because demand remained strong. While the industry couldn't offset all of the fuel cost increases, which hurt the airlines to some degree, having the seating capacity supply/demand equation in the airlines' favor made it easier.

Q. How did UAL's - the parent company of United Airlines - recent agreement to purchase US Airways affect the fund and the market for domestic airline stocks?

A. The deal sparked a wave of other airline consolidation speculation, which boosted prices. If approved, this would be the first merger of two large American airlines since the early 1980s. More importantly, I think consolidation could benefit the industry over time by giving it the potential to achieve better control over seating capacity growth, and possibly improve the industry's supply/demand equation and pricing. Overall, our positions in stocks such as US Airways and other potential takeover targets helped, while concerns about the struggles of integrating two airlines' operations, as well as the price to acquire an airline, hurt stocks such as UAL.

Q. What stocks stood out as top performers? Which disappointed?

A. Aerospace supplier BFGoodrich, the fund's top performer, benefited from the potential for an increase in demand for its products as expectations continued that commercial jet production would recover in 2001. Northwest Airlines outperformed on speculation it would be an attractive takeover candidate for another major airline. On the down side, Sabre Holdings, which operates the world's largest airline reservation system, and Travelocity, an online ticket broker, underperformed due to fears about increasing competition in the reservation and Internet travel space.

Q. What's the near future look like for air transportation stocks?

A. I'm generally cautious about airlines as a group. During the past year or so, the supply/demand equation has improved. Going forward, however, there are some risks. First, with demand for air transportation closely correlated to gross domestic product (GDP) growth, any cooling of the economy could weaken demand for air travel and hurt the fund. The rise in fuel prices also is a factor, increasing airlines' costs and offsetting what was a very positive demand equation at period end. I will continue to monitor how these and other factors affect the supply and demand fundamentals of the industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 16, 1985

Fund number: 034

Trading symbol: FSAIX

Size: as of August 31, 2000, more than
$66 million

Manager: Jeff Feingold, since February 2000; manager, Fidelity Select Defense and Aerospace Portfolio, since 1998; Fidelity Select Transportation Portfolio, February 2000-September 2000; equity analyst, various industries, 1997-1998; joined Fidelity in 1997

3

Semiannual Report

Air Transportation Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 34.0%
BFGoodrich Co.	133,400	$ 5,444,384
Boeing Co.	59,300	3,179,963
Bombardier, Inc. Class B (non-vtg.)	163,400	2,698,349
Honeywell International, Inc.	76,100	2,934,606
Lockheed Martin Corp.	107,300	3,044,638
Precision Castparts Corp.	11,900	904,400
United Technologies Corp.	71,500	4,464,281
TOTAL AEROSPACE & DEFENSE		22,670,621
AIR TRANSPORTATION - 38.0%
Air Canada (a)	5,000	62,691
Air France Compagnie (Reg. D) (a)	37,400	717,070
AirTran Holdings, Inc. (a)	144,900	597,713
Alaska Air Group, Inc. (a)	18,600	483,600
America West Holding Corp. Class B (a)	26,200	383,175
AMR Corp.	60,700	1,991,719
Atlantic Coast Airlines Holdings, Inc. (a)	40,900	1,298,575
Atlas Air, Inc. (a)	28,200	1,219,650
Cathay Pacific Airways Ltd.	446,000	866,353
Continental Airlines, Inc. Class B (a)	58,600	2,820,125
Delta Air Lines, Inc.	38,500	1,905,750
Frontier Airlines, Inc. (a)	50,500	864,813
Japan Airlines Co. Ltd. ADR	108,700	767,694
Midwest Express Holdings, Inc. (a)	6,700	151,588
Northwest Airlines Corp. Class A (a)	86,900	2,721,056
Ryanair Holdings PLC sponsored ADR (a)	23,800	874,650
SkyWest, Inc.	39,700	1,972,594
Southwest Airlines Co.	156,850	3,548,731
UAL Corp.	6,900	329,475
US Airways Group, Inc. (a)	14,900	506,600
WestJet Airlines Ltd. (a)	66,200	1,237,173
TOTAL AIR TRANSPORTATION		25,320,795
COMPUTER SERVICES & SOFTWARE - 0.2%
Travelocity.com, Inc. (a)	8,900	122,375
ELECTRICAL EQUIPMENT - 3.3%
General Electric Co.	37,500	2,200,781
INDUSTRIAL MACHINERY & EQUIPMENT - 1.6%
Tyco International Ltd.	18,100	1,031,700
IRON & STEEL - 1.1%
Carpenter Technology Corp.	22,800	741,000
SERVICES - 0.5%
Pittston Co. - Brinks Group	20,400	317,475
SHIP BUILDING & REPAIR - 6.7%
General Dynamics Corp.	71,200	4,481,150
SHIPPING - 1.6%
Frontline Ltd. (a)	71,700	1,073,129

	Shares	Value (Note 1)
TRUCKING & FREIGHT - 12.3%
EGL, Inc. (a)	15,350	$ 551,641
Expeditors International of Washington, Inc.	44,400	2,175,600
FedEx Corp. (a)	47,800	1,928,730
Forward Air Corp. (a)	17,000	779,875
Fritz Companies, Inc. (a)	18,700	276,994
United Parcel Service, Inc. Class B	44,300	2,455,881
TOTAL TRUCKING & FREIGHT		8,168,721
TOTAL COMMON STOCKS (Cost $55,192,948)		66,127,747
Cash Equivalents - 2.3%

Fidelity Cash Central Fund, 6.59% (b)	698,342	698,342
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	812,500	812,500
TOTAL CASH EQUIVALENTS (Cost $1,510,842)		1,510,842
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $56,703,790)		67,638,589
NET OTHER ASSETS - (1.6)%		(1,054,671)
NET ASSETS - 100%		$ 66,583,918
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $69,243,022 and $39,412,055, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $9,811 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $752,528. The fund received cash collateral of $812,500 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.6%
Canada	6.0
Norway	1.6
Ireland	1.3
Hong Kong	1.3
Japan	1.1
France	1.1
100.0%
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $57,006,938. Net unrealized appreciation aggregated $10,631,651, of which $12,076,007 related to appreciated investment securities and $1,444,356 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Air Transportation Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $56,703,790) - See accompanying schedule		$ 67,638,589
Foreign currency held at value (cost $683,659)		683,659
Receivable for fund shares sold		149,482
Dividends receivable		102,550
Interest receivable		28,299
Redemption fees receivable		344
Other receivables		5,091
Total assets		68,608,014
Liabilities
Payable for investments purchased	$ 683,659
Payable for fund shares redeemed	455,748
Accrued management fee	32,284
Other payables and accrued expenses	39,905
Collateral on securities loaned, at value	812,500
Total liabilities		2,024,096
Net Assets		$ 66,583,918
Net Assets consist of:
Paid in capital		$ 53,593,816
Undistributed net investment income		33,253
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,013,173
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,943,676
Net Assets, for 1,910,460 shares outstanding		$ 66,583,918
Net Asset Value and redemption price per share ($66,583,918 ÷ 1,910,460 shares)		$34.85
Maximum offering price per share (100/97.00 of $34.85)		$35.93

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 251,159
Interest		102,321
Security lending		4,146
Total income		357,626
Expenses
Management fee	$ 139,941
Transfer agent fees	130,151
Accounting and security lending fees	30,456
Non-interested trustees' compensation	67
Custodian fees and expenses	8,354
Registration fees	18,519
Audit	8,125
Legal	90
Miscellaneous	32
Total expenses before reductions	335,735
Expense reductions	(11,362)	324,373
Net investment income		33,253
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,714,922
Foreign currency transactions	(9,973)	2,704,949
Change in net unrealized appreciation (depreciation) on:
Investment securities	10,829,917
Assets and liabilities in foreign currencies	8,877	10,838,794
Net gain (loss)		13,543,743
Net increase (decrease) in net assets resulting from operations		$ 13,576,996
Other Information
Sales charges paid to FDC		$ 107,745
Deferred sales charges withheld by FDC		$ 296
Exchange fees withheld by FSC		$ 1,995
Expense reductions
Directed brokerage arrangements		$ 11,362

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Air Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ 33,253	$ (266,215)
Net realized gain (loss)	2,704,949	14,639,365
Change in net unrealized appreciation (depreciation)	10,838,794	(7,111,771)
Net increase (decrease) in net assets resulting from operations	13,576,996	7,261,379
Distributions to shareholders from net realized gains	(3,254,210)	(5,518,710)
Share transactions Net proceeds from sales of shares	85,446,411	85,072,471
Reinvestment of distributions	3,130,396	5,319,847
Cost of shares redeemed	(56,925,156)	(133,856,898)
Net increase (decrease) in net assets resulting from share transactions	31,651,651	(43,464,580)
Redemption fees	146,732	235,249
Total increase (decrease) in net assets	42,121,169	(41,486,662)
Net Assets
Beginning of period	24,462,749	65,949,411
End of period (including undistributed net investment income of $33,253 and $0, respectively)	$ 66,583,918	$ 24,462,749
Other Information Shares
Sold	2,725,996	2,797,655
Issued in reinvestment of distributions	106,476	186,721
Redeemed	(1,846,995)	(4,434,782)
Net increase (decrease)	985,477	(1,450,406)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 26.45	$ 27.76	$ 26.86	$ 17.72	$ 21.11	$ 13.93
Income from Investment Operations
Net investment income (loss) D	.02	(.15)	(.14)	(.19)	(.22)	(.01)
Net realized and unrealized gain (loss)	10.68	2.59	1.06	10.59	(3.12)	7.47
Total from investment operations	10.70	2.44	.92	10.40	(3.34)	7.46
Less Distributions
From net realized gain	(2.39)	(3.88)	(.21)	(1.43)	(.07)	(.46)
In excess of net realized gain	-	-	-	-	(.20)	-
Total distributions	(2.39)	(3.88)	(.21)	(1.43)	(.27)	(.46)
Redemption fees added to paid in capital	.09	.13	.19	.17	.22	.18
Net asset value, end of period	$ 34.85	$ 26.45	$ 27.76	$ 26.86	$ 17.72	$ 21.11
Total Return B, C	42.47%	8.50%	4.11%	61.10%	(15.06)%	54.91%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 66,584	$ 24,463	$ 65,949	$ 181,185	$ 35,958	$ 75,359
Ratio of expenses to average net assets	1.35% A	1.40%	1.35%	1.93%	1.89%	1.47%
Ratio of expenses to average net assets after expense reductions	1.30% A, E	1.35% E	1.27% E	1.87% E	1.80% E	1.41% E
Ratio of net investment income (loss) to average net assets	.13% A	(.48)%	(.50)%	(.84)%	(1.10)%	(.07)%
Portfolio turnover rate	169% A	252%	260%	294%	469%	504%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Automotive Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Automotive	14.66%	-8.32%	28.24%	223.92%
Select Automotive (load adj.)	-11.15%	-11.14%	24.32%	214.13%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Cyclical Industries	12.70%	-3.99%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 253 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Automotive	-8.32%	5.10%	12.47%
Select Automotive (load adj.)	-11.14%	4.45%	12.13%
S&P 500	16.32%	24.04%	19.49%
GS Cyclical Industries	-3.99%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Automotive Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $31,413 - a 214.13% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Honda Motor Co. Ltd.	8.7
Toyota Motor Corp.	8.1
Danaher Corp.	7.7
SPX Corp.	7.6
General Motors Corp.	7.2
TRW, Inc.	6.4
Navistar International Corp.	5.1
Eaton Corp.	4.3
Johnson Controls, Inc.	3.8
Delphi Automotive Systems Corp.	3.7
62.6

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Automotive Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Douglas Nigen, Portfolio Manager of Fidelity Select Automotive Portfolio

Q. How did the fund perform, Doug?

A. For the six-month period ending August 31, 2000, the fund returned 14.66%. The Goldman Sachs Cyclical Industries Index - an index of 253 stocks designed to measure the performance of companies in the cyclical industries sector - returned 12.70%, and the Standard & Poor's 500 Index returned 11.73% for the same period. For the 12-month period ending August 31, 2000, the fund returned -8.32%, while the Goldman Sachs index and the S&P 500 returned -3.99% and 16.32%, respectively.

Q. Why did the fund outperform its indexes during the period?

A. There were a number of reasons. First off, back in March and April of this year, investor sentiment reversed and the market's previous stars - technology stocks - suffered while cyclical and industrial stocks benefited. Additionally, there was a feeling late in the period that interest rates were finally leveling off. Since auto stocks generally underperform in a rising interest-rate environment, this perceived stabilization helped performance. And finally, relative to the Goldman Sachs index, the fund benefited from a few significant individual stock picks.

Q. What fund holdings performed particularly well?

A. The largest contributor to the fund's performance was SPX, a diversified vehicle component, industrial product and specialty tools producer. Plans to partially spin off its fiber-optic switch division, INRANGE Technologies, helped the company's share price outperform during the period. Also, the fund's underweighting of European auto manufacturers, specifically given the poor performance of DaimlerChrysler, helped performance significantly.

Q. Were there any disappointments?

A. The fund briefly owned Goodyear Tire in hopes of catching the beginning of a turnaround. However, the stock suffered from its inability to pass on to consumers the rising cost of petroleum - a major raw material in tire products - and from its exposure to the European market. Gentex, an automotive supply company, also had a rough few months. Its share price was hurt by sluggish sales and a delay in some anticipated announcements about its new LED (light-emitting diode) technology. Fears of a downturn in heavy truck manufacturing, which has since come to pass, detracted from Eaton's share price.

Q. In the report to shareholders six months ago, you mentioned that you were looking at opportunities among Japanese auto manufacturers. Did you act on this interest?

A. Yes, I did. I began to focus on Japanese auto manufacturers such as Honda and Toyota. The result for the fund was mixed, with some gains and some losses. However, I still remain positive about the group's prospects in their two primary markets - Japan and North America. With the likely bottoming of the Japanese economy, domestic auto sales for these companies should be brighter than those of their North American and European counterparts. Additionally, they are increasing sales and gaining market share in the highly profitable sport utility vehicle (SUV) and minivan product lines in the North American market.

Q. Was the fund affected by the Firestone tire recall at all?

A. The fund emerged from this story relatively unscathed. Ford, whose share price suffered because it used the recalled tires on its popular Explorer SUVs, was a relatively small position in the fund. In addition, the fund did not own Bridgestone, Firestone's parent company, whose share price was severely hurt by the recall. As a result, there was minimal impact on the fund.

Q. What's your outlook?

A. I remain cautious about the sector overall. Auto sales in North America continue to run at unprecedented levels and, even though there has been a controlled slowdown over the past six months, I am skeptical about the long-term sustainability of this trend. In addition, interest rates always bear watching, especially in this sector. If the Federal Reserve Board has generated an economic soft landing with its previous rate hikes, the fund may benefit. However, if the economy slows too quickly, the fund could be hurt. With that in mind, I will continue to overweight Japanese auto manufacturers and also will continue to look for companies that are not purely dependent on the auto industry for their profits and stock performance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 30, 1986

Fund number: 502

Trading symbol: FSAVX

Size: as of August 31, 2000, more than $11 million

Manager: Douglas Nigen, since 1999; analyst, automotive industry, 1999-present; joined Fidelity in 1997

3

Semiannual Report

Automotive Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value (Note 1)
AUTOS, TIRES, & ACCESSORIES - 85.9%
AutoNation, Inc.	59,700	$ 388,050
Danaher Corp.	15,400	865,288
Delphi Automotive Systems Corp.	25,224	414,620
Eaton Corp.	7,250	481,219
Federal Signal Corp.	5,700	122,906
Ford Motor Co.	6,437	155,695
Fuji Heavy Industries Ltd.	41,000	271,360
General Motors Corp.	11,300	815,719
Gentex Corp. (a)	14,000	362,250
Honda Motor Co. Ltd. (a)	27,000	978,746
IMPCO Technologies, Inc. (a)	700	16,844
Johnson Controls, Inc.	7,950	424,828
Lear Corp. (a)	6,250	134,766
Lithia Motors, Inc. Class A (a)	12,000	147,000
Mazda Motor Corp.	23,000	54,767
Navistar International Corp. (a)	15,400	577,500
Oshkosh Truck Co.	2,100	74,550
Sonic Automotive, Inc. Class A (a)	12,745	134,619
SPX Corp. (a)	5,200	852,800
Superior Industries International, Inc.	2,400	77,850
Toyoda Gosei Co. Ltd.	4,000	232,493
Toyota Motor Corp.	21,100	917,821
TRW, Inc.	15,800	721,863
Visteon Corp.	15,400	241,588
Yamaha Motor Co. Ltd.	29,000	206,619
TOTAL AUTOS, TIRES, & ACCESSORIES		9,671,761
CONSUMER DURABLES - 3.6%
Snap-On, Inc.	13,100	403,644
CONSUMER ELECTRONICS - 1.8%
General Motors Corp. Class H	6,258	207,296
ELECTRONIC INSTRUMENTS - 0.4%
Lernout & Hauspie Speech Products NV (a)	1,700	49,619
LEASING & RENTAL - 0.6%
Avis Group Holdings, Inc. Class A (a)	2,330	71,648
SERVICES - 0.4%
Insurance Auto Auctions, Inc. (a)	2,400	39,600
TOTAL COMMON STOCKS (Cost $9,286,449)		10,443,568
Nonconvertible Preferred Stocks - 0.6%

AUTOS, TIRES, & ACCESSORIES - 0.6%
Porsche AG (non-vtg.) (Cost $68,101)	20	68,913
Cash Equivalents - 6.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.59% (b) (Cost $716,084)	716,084	$ 716,084
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $10,070,634)	11,228,565
NET OTHER ASSETS - 0.3%	35,686
NET ASSETS - 100%	$ 11,264,251
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $13,121,721 and $13,765,783, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,825 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.4%
Japan	23.6
Others (individually less than 1%)	1.0
100.0%
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $10,151,941. Net unrealized appreciation aggregated $1,076,624, of which $1,585,556 related to appreciated investment securities and $508,932 related to depreciated investment securities.

At February 29, 2000, the fund had a capital loss carryforward of approximately $7,479,000 of which $1,009,000 and $6,470,000 will expire on February 28, 2007 and February 29, 2008, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $866,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Automotive Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $10,070,634) - See accompanying schedule		$ 11,228,565
Cash		26
Receivable for investments sold		220,538
Dividends receivable		12,694
Interest receivable		7,092
Redemption fees receivable		38
Other receivables		4,471
Total assets		11,473,424
Liabilities
Payable for investments purchased	$ 74,295
Payable for fund shares redeemed	107,868
Accrued management fee	5,469
Other payables and accrued expenses	21,541
Total liabilities		209,173
Net Assets		$ 11,264,251
Net Assets consist of:
Paid in capital		$ 18,693,705
Accumulated net investment (loss)		(39,922)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,547,346)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,157,814
Net Assets, for 510,786 shares outstanding		$ 11,264,251
Net Asset Value and redemption price per share ($11,264,251 ÷ 510,786 shares)		$22.05
Maximum offering price per share (100/97.00 of $22.05)		$22.73

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 76,563
Interest		37,935
Security lending		4
Total income		114,502
Expenses
Management fee	$ 37,862
Transfer agent fees	56,724
Accounting and security lending fees	30,387
Non-interested trustees' compensation	21
Custodian fees and expenses	10,269
Registration fees	13,715
Audit	6,329
Legal	48
Total expenses before reductions	155,355
Expense reductions	(931)	154,424
Net investment income (loss)		(39,922)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(74,180)
Foreign currency transactions	(2,313)	(76,493)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,517,383
Assets and liabilities in foreign currencies	(145)	1,517,238
Net gain (loss)		1,440,745
Net increase (decrease) in net assets resulting from operations		$ 1,400,823
Other Information
Sales charges paid to FDC		$ 13,515
Deferred sales charges withheld by FDC		$ 175
Exchange fees withheld by FSC		$ 795
Expense reductions
Directed brokerage arrangements		$ 931

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Automotive Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (39,922)	$ (112,682)
Net realized gain (loss)	(76,493)	(3,869,990)
Change in net unrealized appreciation (depreciation)	1,517,238	764,829
Net increase (decrease) in net assets resulting from operations	1,400,823	(3,217,843)
Share transactions Net proceeds from sales of shares	13,096,107	17,054,337
Cost of shares redeemed	(13,823,446)	(67,890,860)
Net increase (decrease) in net assets resulting from share transactions	(727,339)	(50,836,523)
Redemption fees	29,284	74,755
Total increase (decrease) in net assets	702,768	(53,979,611)
Net Assets
Beginning of period	10,561,483	64,541,094
End of period (including accumulated net investment loss of $39,922 and $0, respectively)	$ 11,264,251	$ 10,561,483
Other Information Shares
Sold	591,944	717,103
Redeemed	(630,244)	(2,940,612)
Net increase (decrease)	(38,300)	(2,223,509)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 19.23	$ 23.28	$ 27.50	$ 25.38	$ 21.85	$ 19.84
Income from Investment Operations
Net investment income (loss) D	(.07)	(.12)	.03	.05	.13	.03
Net realized and unrealized gain (loss)	2.84	(4.01)	(2.09)	5.21	4.28	1.95
Total from investment operations	2.77	(4.13)	(2.06)	5.26	4.41	1.98
Less Distributions
From net investment income	-	-	(.01)	(.08)	(.17)	-
From net realized gain	-	-	(2.17)	(3.09)	(.75)	-
Total distributions	-	-	(2.18)	(3.17)	(.92)	-
Redemption fees added to paid in capital	.05	.08	.02	.03	.04	.03
Net asset value, end of period	$ 22.05	$ 19.23	$ 23.28	$ 27.50	$ 25.38	$ 21.85
Total Return B, C	14.66%	(17.40)%	(8.52)%	22.78%	20.60%	10.13%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 11,264	$ 10,561	$ 64,541	$ 32,489	$ 86,347	$ 55,753
Ratio of expenses to average net assets	2.31% A	1.94%	1.45%	1.60%	1.56%	1.81%
Ratio of expenses to average net assets after expense reductions	2.30% A, E	1.91% E	1.41% E	1.56% E	1.52% E	1.80% E
Ratio of net investment income (loss) to average net assets	(.59)% A	(.49)%	.11%	.17%	.54%	.13%
Portfolio turnover rate	219% A	29%	96%	153%	175%	61%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Chemicals Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Chemicals	3.57%	-1.71%	35.37%	231.68%
Select Chemicals (load adj.)	0.39%	-4.73%	31.23%	221.65%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Cyclical Industries	12.70%	-3.99%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 253 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Chemicals	-1.71%	6.24%	12.74%
Select Chemicals (load adj.)	-4.73%	5.59%	12.39%
S&P 500	16.32%	24.04%	19.49%
GS Cyclical Industries	-3.99%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $32,165 - a 221.65% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Praxair, Inc.	11.7
Minnesota Mining & Manufacturing Co.	9.6
Avery Dennison Corp.	9.4
E.I. du Pont de Nemours and Co.	8.5
FMC Corp.	6.6
Millennium Chemicals, Inc.	5.2
Ecolab, Inc.	5.2
Lyondell Chemical Co.	4.9
Rohm & Haas Co.	4.6
Solutia, Inc.	4.6
70.3

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Chemicals Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jonathan Zang,
Portfolio Manager
of Fidelity Select
Chemicals Portfolio

Q. How did the fund perform, Jonathan?

A. For the six-month period that ended August 31, 2000, the fund returned 3.57%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 253 stocks designed to measure the performance of companies in the cyclical industries sector - returned 12.70%, while the Standard & Poor's 500 Index returned 11.73%. For the 12 months ending August 31, 2000, the fund returned -1.71%, while the Goldman Sachs Cyclical Industries Index returned -3.99% and the S&P 500 index had a return of 16.32%.

Q. What factors caused the fund to lag its benchmarks during the six-month period?

A. The broader indexes are more diversified, with a much smaller exposure to chemical stocks, which were hurt during the period by a combination of factors. First, there was ongoing cost pressure on raw materials, brought about mainly by the high cost of oil and natural gas. A second negative factor was a disadvantageous foreign exchange environment, particularly for the weak euro, which hurt results in Europe, where the industry derives about 20% to 25% of its sales and profits. A third factor was fears of slowing economic growth in both North America and Europe. This caused analysts to reduce their volume growth estimates, which tended to be reflected in lower stock prices. Another contributing factor was the expectation of significant new supplies of ethylene coming on the market over the next 12 months. With anticipated excess capacity of this "building block" of many other chemical products, coupled with fears of a slowing economy, companies that produce the more commodity-like products at the front end of the ethylene chain generally suffered.

Q. What holdings hurt the fund's performance?

A. Union Carbide, one of the fund's larger positions during the period, was a big drag on performance, largely due to concerns about how well the company could absorb the overabundance of ethylene during a period of slower economic growth. Rohm & Haas, a maker of adhesives and sealants, was caught in the raw materials price squeeze and, unable to raise its prices fast enough to offset the increase in its raw materials costs, the company missed earnings estimates for two quarters. Avery Dennison, a manufacturer of paper products, also was disappointing. Expectations for the company's earnings growth began to fall during the period, which caused the market to regard its stock price as too highly valued.

Q. What stocks were the most helpful to overall
fund performance?

A. Praxair, a manufacturer of carbon dioxide and oxygen for industrial production, appreciated significantly during the period and was a big positive contributor to the fund. Although the market had concerns about Praxair's use of cash flow and new CEO, as well as about how the company would fare in a slowing economic environment, some of these concerns were dispelled by the end of the period. Air Products, another industrial gasses producer, also helped performance, thanks to a bounce in its share price following the dissolution of a potentially dilutive acquisition. Monsanto also helped when its stock increased on prospects of its eventual acquisition by Pharmacia.

Q. Did you make any significant changes in strategy during the period?

A. The changes I made were mainly related to concerns of a slowing economy and rising raw material costs. I shifted the fund's exposure more toward companies where I expect to see margin improvement in the future as raw material cost pressures ease. I lengthened exposure in the gas segment, which tends to be more aligned with the industrial economy than the consumer economy. And I shortened exposure to companies whose end markets are automobiles and housing construction.

Q. What's your outlook over the next six months, Jonathan?

A. I'm expecting a continuation of the current tough environment for chemicals, with currency exchange, raw materials costs and slowing demand all exerting drags on performance. I'm focusing on companies where these negatives are already factored into their stock prices and de-emphasizing companies whose end markets are slowing more than the overall economy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 29, 1985

Fund number: 069

Trading symbol: FSCHX

Size: as of August 31, 2000, more than $24 million

Manager: Jonathan Zang, since 1999; manager, Select Utilities Growth Portfolio, 1998-1999; analyst, electric and gas utilities and independent power producers, 1997-1999; joined Fidelity in 1997

3

Semiannual Report

Chemicals Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1)
AGRICULTURE - 1.6%
Delta & Pine Land Co.	15,900	$ 388,556
BUILDING MATERIALS - 1.3%
Sherwin-Williams Co.	14,200	326,600
CHEMICALS & PLASTICS - 75.4%
Air Products & Chemicals, Inc.	16,600	602,788
Arch Chemicals, Inc.	13,750	250,078
Avery Dennison Corp.	43,200	2,335,500
Cabot Corp.	11,500	425,500
Crompton Corp.	33,449	301,041
Dow Chemical Co.	37,400	979,413
E.I. du Pont de Nemours and Co.	47,237	2,119,760
Engelhard Corp.	30,100	564,375
FMC Corp. (a)	24,100	1,634,281
Lyondell Chemical Co.	93,700	1,223,956
Millennium Chemicals, Inc.	78,400	1,293,600
NOVA Chemicals Corp.	14,300	286,680
PPG Industries, Inc.	14,500	587,250
Praxair, Inc.	65,400	2,893,950
Rohm & Haas Co.	39,843	1,152,957
Solutia, Inc.	75,000	1,129,688
Union Carbide Corp.	23,600	945,475
TOTAL CHEMICALS & PLASTICS		18,726,292
CONSUMER DURABLES - 9.6%
Minnesota Mining & Manufacturing Co.	25,600	2,380,800
SERVICES - 5.2%
Ecolab, Inc.	33,100	1,288,831
TOTAL COMMON STOCKS (Cost $22,616,127)		23,111,079
Cash Equivalents - 5.7%

Fidelity Cash Central Fund, 6.59% (b) (Cost $1,422,755)	1,422,755	1,422,755
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $24,038,882)		24,533,834
NET OTHER ASSETS - 1.2%		294,749
NET ASSETS - 100%		$ 24,828,583
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $23,828,655 and $25,413,939, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $5,562 for the period.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $24,325,315. Net unrealized appreciation aggregated $208,519, of which $1,801,818 related to appreciated investment securities and $1,593,299 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $613,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Chemicals Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $24,038,882) - See accompanying schedule		$ 24,533,834
Cash		21,260
Receivable for investments sold		298,973
Receivable for fund shares sold		12,717
Dividends receivable		88,636
Interest receivable		9,598
Redemption fees receivable		201
Total assets		24,965,219
Liabilities
Payable for fund shares redeemed	$ 96,936
Accrued management fee	12,132
Other payables and accrued expenses	27,568
Total liabilities		136,636
Net Assets		$ 24,828,583
Net Assets consist of:
Paid in capital		$ 26,200,011
Undistributed net investment income		90,407
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,956,787)
Net unrealized appreciation (depreciation) on investments		494,952
Net Assets, for 709,819 shares outstanding		$ 24,828,583
Net Asset Value and redemption price per share ($24,828,583 ÷ 709,819 shares)		$34.98
Maximum offering price per share (100/97.00 of $34.98)		$36.06

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 270,614
Interest		61,327
Security lending		74
Total income		332,015
Expenses
Management fee	$ 82,881
Transfer agent fees	99,328
Accounting and security lending fees	30,413
Non-interested trustees' compensation	11
Custodian fees and expenses	6,614
Registration fees	16,873
Audit	5,349
Legal	58
Miscellaneous	1,754
Total expenses before reductions	243,281
Expense reductions	(5,694)	237,587
Net investment income		94,428
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(764,129)
Foreign currency transactions	1,101	(763,028)
Change in net unrealized appreciation (depreciation) on investment securities		1,364,176
Net gain (loss)		601,148
Net increase (decrease) in net assets resulting from operations		$ 695,576
Other Information
Sales charges paid to FDC		$ 24,771
Deferred sales charges withheld by FDC		$ 1,836
Exchange fees withheld by FSC		$ 1,770
Expense reductions
Directed brokerage arrangements		$ 5,694

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Chemicals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income	$ 94,428	$ 155,729
Net realized gain (loss)	(763,028)	2,021,962
Change in net unrealized appreciation (depreciation)	1,364,176	755,351
Net increase (decrease) in net assets resulting from operations	695,576	2,933,042
Distributions to shareholders From net investment income	(23,988)	(75,847)
From net realized gain	-	(615,000)
Total distributions	(23,988)	(690,847)
Share transactions Net proceeds from sales of shares	18,416,203	60,660,224
Reinvestment of distributions	22,505	656,447
Cost of shares redeemed	(20,651,322)	(69,265,144)
Net increase (decrease) in net assets resulting from share transactions	(2,212,614)	(7,948,473)
Redemption fees	62,156	151,992
Total increase (decrease) in net assets	(1,478,870)	(5,554,286)
Net Assets
Beginning of period	26,307,453	31,861,739
End of period (including undistributed net investment income of $90,407 and $81,847, respectively)	$ 24,828,583	$ 26,307,453
Other Information Shares
Sold	497,128	1,623,343
Issued in reinvestment of distributions	600	18,089
Redeemed	(566,378)	(1,887,294)
Net increase (decrease)	(68,650)	(245,862)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 33.79	$ 31.10	$ 45.90	$ 42.53	$ 39.53	$ 33.91
Income from Investment Operations
Net investment income (loss) D	.12	.15	.17	(.02)	.28	.01
Net realized and unrealized gain (loss)	1.02	3.22	(10.77)	7.88	5.49	8.89
Total from investment operations	1.14	3.37	(10.60)	7.86	5.77	8.90
Less Distributions
From net investment income	(.03)	(.09)	(.05)	-	(.12)	(.08)
From net realized gain	-	(.73)	(3.52)	(4.54)	(2.74)	(3.22)
In excess of net realized gain	-	-	(.68)	-	-	-
Total distributions	(.03)	(.82)	(4.25)	(4.54)	(2.86)	(3.30)
Redemption fees added to paid in capital	.08	.14	.05	.05	.09	.02
Net asset value, end of period	$ 34.98	$ 33.79	$ 31.10	$ 45.90	$ 42.53	$ 39.53
Total Return B, C	3.57%	11.10%	(23.66)%	19.47%	15.06%	27.48%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 24,829	$ 26,307	$ 31,862	$ 69,349	$ 111,409	$ 89,230
Ratio of expenses to average net assets	1.65% A	1.64%	1.58%	1.68%	1.83%	1.99%
Ratio of expenses to average net assets after expense reductions	1.61% A, E	1.63% E	1.51% E	1.67% E	1.81% E	1.97% E
Ratio of net investment income (loss) to average net assets	.64% A	.40%	.44%	(.05)%	.67%	.04%
Portfolio turnover rate	180% A	132%	141%	31%	207%	87%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Construction and Housing Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past six month, past one year, past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing	12.29%	-2.71%	60.78%	273.96%
Select Construction and Housing (load adj.)	8.85%	-5.70%	55.88%	262.67%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Cyclical Industries	12.70%	-3.99%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 253 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing	-2.71%	9.96%	14.10%
Select Construction and Housing (load adj.)	-5.70%	9.28%	13.75%
S&P 500	16.32%	24.04%	19.49%
GS Cyclical Industries	-3.99%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $36,267 - a 262.67% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Home Depot, Inc.	6.4
Fannie Mae	5.9
Masco Corp.	5.8
Caterpillar, Inc.	5.5
Danaher Corp.	5.2
Lowe's Companies, Inc.	5.1
Deere & Co.	4.0
PPG Industries, Inc.	3.1
Georgia-Pacific Corp.	2.9
American Standard Companies, Inc.	2.7
46.6

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Construction and Housing Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Brian Hogan,
Portfolio Manager of Fidelity Select Construction and Housing Portfolio

Q. How did the fund perform, Brian?

A. For the six months that ended August 31, 2000, the fund returned 12.29%. For the same six-month period, the Goldman Sachs Cyclical Industries Index - an index of 253 stocks designed to measure the performance of companies in the cyclical industries sector - returned 12.70%, while the Standard & Poor's 500 Index returned 11.73%. For the 12 months that ended August 31, 2000, the fund returned -2.71%, while the Goldman Sachs index and the S&P 500 returned -3.99% and 16.32%, respectively. The fund underperformed the Goldman Sachs index because the index has greater exposure to sectors that are not represented in the construction and housing universe, several of which outperformed construction and housing stocks during the period.

Q. What factors drove construction and housing stock performance during the period?

A. Two factors were prominent. First, the Federal Reserve Board increased interest rates by 75 basis points, or 0.75%, during the first three months of the period, following four rate hikes totaling 1.00% over the previous 12 months. Second, oil prices continued rising, reaching as high as $34 per barrel. Like higher interest rates, higher oil prices have the potential to slow down economic growth. In addition, many building materials incorporate petroleum-based raw materials, and higher costs compressed the sector's profit margins. By the period's end, deteriorating fundamentals, such as higher prices and declining housing starts, led numerous companies to miss their earnings targets.

Q. What was your strategy in this environment?

A. In general, I underweighted stocks that were closely tied to consumer spending and the residential housing market, usually early casualties during an economic slowdown. For example, I underweighted manufacturers of carpet and flooring, as well as manufacturers of building materials such as wallboard, shingles and roofing. In turn, I overweighted manufacturing companies whose profitability is tied to commodity-based expansion worldwide, such as engineering and construction companies. Two strategic exceptions were homebuilders and retail home centers, both sectors that I emphasized despite their ties to the consumer and housing markets. Homebuilder stocks represented a value strategy, while home centers represented a play on retail category dominance and accelerating revenue growth.

Q. Which holdings benefited performance?

A. A top contributor was Lennar, a well-managed and attractively valued homebuilding company that benefited from an opportunistic acquisition of USHomes earlier in the year. Equity Residential Properties, a real estate investment trust invested primarily in apartments, performed well as investors anticipated fewer people would purchase new homes, opting instead for rental properties until interest rates and the economy were more favorable. Underweighting poorly performing building materials stocks also benefited the fund's returns. For example, I underemphasized Armstrong World, which suffered from having too much of the company's revenue stream linked to a declining vinyl flooring market, as well as from uncertainty related to asbestos liability. Similarly, I underweighted USG and Owens Corning, both heavily exposed to asbestos liability uncertainty.

Q. Were there any disappointments?

A. Two of the fund's largest holdings, Home Depot and Lowe's, underperformed. Both companies were affected by negative investor sentiment despite meeting earnings expectations. In addition, modestly higher inventory levels and a rich valuation pressured Home Depot, while lower-than-expected comparable store sales hurt Lowe's. Although I have a positive outlook for both companies, I recently altered the mix in favor of Home Depot based on greater confidence in its ability to weather a slowdown.

Q. What's your outlook for the coming months?

A. I'm cautiously optimistic. Because it appears that we are near the end of the Fed's tightening, I expect the recent strength in homebuilders to expand to include retail home centers and government-sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac. The fund is well-positioned to take advantage of a positive move in those sectors. In the meantime, I've increased the fund's diversification by adding more stocks, including conglomerates that operate businesses in sectors related to construction and housing. Because these companies have diversified earnings streams, they may cushion the fund's sensitivity to the volatility associated with construction and housing market cycles.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: September 29, 1986

Fund number: 511

Trading symbol: FSHOX

Size: as of August 31, 2000, more than
$8 million

Manager: Brian Hogan, since 1999; manager, Fidelity Select Cyclical Industries Portfolio, since February 2000; equity analyst, various industries, since 1998; high-yield analyst and portfolio manager, 1995-1998; fixed-income analyst, 1994; joined Fidelity in 1994

3

Semiannual Report

Construction and Housing Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value (Note 1)
AUTOS, TIRES, & ACCESSORIES - 5.2%
Danaher Corp.	8,100	$ 455,119
BUILDING MATERIALS - 18.8%
American Standard Companies, Inc. (a)	5,100	236,194
Carlisle Companies, Inc.	1,400	64,138
Elcor Corp.	2,650	43,559
Johns Manville Corp.	2,600	32,500
Lafarge Corp.	4,881	118,974
Masco Corp.	25,900	505,050
Owens Corning	1,000	5,188
Shaw Group (a)	600	33,413
Sherwin-Williams Co.	4,500	103,500
Southdown, Inc.	1,840	115,460
USG Corp.	2,000	64,375
Vulcan Materials Co.	5,100	225,994
York International Corp.	3,800	94,525
TOTAL BUILDING MATERIALS		1,642,870
CHEMICALS & PLASTICS - 3.2%
Armstrong Holdings, Inc.	700	11,156
PPG Industries, Inc.	6,600	267,300
TOTAL CHEMICALS & PLASTICS		278,456
COMPUTER SERVICES & SOFTWARE - 0.0%
VelocityHSI, Inc. (a)	100	350
CONSTRUCTION - 8.0%
Centex Corp.	5,700	164,588
Clayton Homes, Inc.	6,800	66,300
D.R. Horton, Inc.	3,500	68,688
Jacobs Engineering Group, Inc. (a)	1,200	45,600
Kaufman & Broad Home Corp.	5,300	131,506
Lennar Corp.	4,900	135,363
M/I Schottenstein Homes, Inc.	1,500	29,531
Pulte Corp.	1,900	62,581
TOTAL CONSTRUCTION		704,157
CONSUMER ELECTRONICS - 4.7%
Black & Decker Corp.	4,500	180,281
Maytag Corp.	3,700	141,063
Whirlpool Corp.	2,300	87,400
TOTAL CONSUMER ELECTRONICS		408,744
CREDIT & OTHER FINANCE - 1.9%
Countrywide Credit Industries, Inc.	4,426	167,635
ELECTRICAL EQUIPMENT - 0.6%
General Electric Co.	900	52,819
ENGINEERING - 4.3%
Fluor Corp.	6,200	185,613

	Shares	Value (Note 1)
MasTec, Inc. (a)	2,900	$ 104,400
Quanta Services, Inc. (a)	1,900	88,825
TOTAL ENGINEERING		378,838
FEDERAL SPONSORED CREDIT - 6.7%
Fannie Mae	9,700	521,375
Freddie Mac	1,600	67,400
TOTAL FEDERAL SPONSORED CREDIT		588,775
HOME FURNISHINGS - 4.7%
Ethan Allen Interiors, Inc.	2,300	61,956
Furniture Brands International, Inc. (a)	2,300	37,088
Herman Miller, Inc.	3,900	124,556
Leggett & Platt, Inc.	10,600	187,488
TOTAL HOME FURNISHINGS		411,088
INDUSTRIAL MACHINERY & EQUIPMENT - 13.3%
Caterpillar, Inc.	13,200	485,100
CNH Global NV	1,000	9,813
Deere & Co.	10,700	352,431
Ingersoll-Rand Co.	700	31,894
Parker-Hannifin Corp.	2,000	69,625
Pentair, Inc.	2,200	71,500
The Stanley Works	3,900	104,325
Tyco International Ltd.	700	39,900
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		1,164,588
LEASING & RENTAL - 0.7%
United Rentals, Inc. (a)	2,900	60,175
METALS & MINING - 1.8%
Martin Marietta Materials, Inc.	3,900	156,000
PACKAGING & CONTAINERS - 0.2%
Gaylord Container Corp. Class A (a)	5,300	14,575
PAPER & FOREST PRODUCTS - 4.5%
Georgia-Pacific Corp.	9,500	254,125
Mercer International, Inc. (SBI) (a)	2,100	20,738
The St. Joe Co.	2,200	64,488
Trex Co., Inc. (a)	1,800	55,800
TOTAL PAPER & FOREST PRODUCTS		395,151
REAL ESTATE - 1.0%
Catellus Development Corp. (a)	3,300	58,988
LNR Property Corp.	1,200	25,500
TOTAL REAL ESTATE		84,488
REAL ESTATE INVESTMENT TRUSTS - 1.8%
Avalonbay Communities, Inc.	400	17,875
BRE Properties, Inc. Class A	500	14,594
Equity Office Properties Trust	400	11,550
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Equity Residential Properties Trust (SBI)	700	$ 33,600
Mack-Cali Realty Corp.	1,700	44,519
Post Properties, Inc.	400	16,925
Reckson Associates Realty Corp.	800	19,450
TOTAL REAL ESTATE INVESTMENT TRUSTS		158,513
RETAIL & WHOLESALE, MISCELLANEOUS - 11.5%
Home Depot, Inc.	11,650	559,922
Lowe's Companies, Inc.	9,900	443,644
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS		1,003,566
TEXTILES & APPAREL - 1.7%
Mohawk Industries, Inc. (a)	2,850	67,688
Shaw Industries, Inc.	6,300	78,356
TOTAL TEXTILES & APPAREL		146,044
TOTAL COMMON STOCKS (Cost $8,577,610)		8,271,951
Cash Equivalents - 5.4%

Fidelity Cash Central Fund, 6.59% (b) (Cost $473,201)	473,201	473,201
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $9,050,811)		8,745,152
NET OTHER ASSETS - 0.0%		11
NET ASSETS - 100%		$ 8,745,163
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,750,674 and $5,777,157, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,327 for the period.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $9,188,566. Net unrealized depreciation aggregated $443,414, of which $697,313 related to appreciated investment securities and $1,140,727 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Construction and Housing Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $9,050,811) - See accompanying schedule		$ 8,745,152
Receivable for investments sold		134,981
Receivable for fund shares sold		43,022
Dividends receivable		11,069
Interest receivable		3,833
Redemption fees receivable		870
Other receivables		6,978
Total assets		8,945,905
Liabilities
Payable to custodian bank	$ 31,736
Payable for investments purchased	8,535
Payable for fund shares redeemed	134,212
Accrued management fee	7,117
Other payables and accrued expenses	19,142
Total liabilities		200,742
Net Assets		$ 8,745,163
Net Assets consist of:
Paid in capital		$ 8,994,525
Undistributed net investment income		11,486
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		44,811
Net unrealized appreciation (depreciation) on investments		(305,659)
Net Assets, for 456,564 shares outstanding		$ 8,745,163
Net Asset Value and redemption price per share ($8,745,163 ÷ 456,564 shares)		$19.15
Maximum offering price per share (100/97.00 of $19.15)		$19.74

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 99,198
Interest		17,712
Security lending		331
Total income		117,241
Expenses
Management fee	$ 25,634
Transfer agent fees	36,967
Accounting and security lending fees	30,397
Non-interested trustees' compensation	14
Custodian fees and expenses	7,378
Registration fees	16,137
Audit	5,458
Legal	58
Miscellaneous	24
Total expenses before reductions	122,067
Expense reductions	(8,414)	113,653
Net investment income		3,588
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	67,238
Foreign currency transactions	206	67,444
Change in net unrealized appreciation (depreciation) on investment securities		694,586
Net gain (loss)		762,030
Net increase (decrease) in net assets resulting from operations		$ 765,618
Other Information Sales charges paid to FDC		$ 9,156
Deferred sales charges withheld by FDC		$ 128
Exchange fees withheld by FSC		$ 630
Expense reductions Directed brokerage arrangements		$ 150
FMR reimbursement		8,264
		$ 8,414

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Construction and Housing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ 3,588	$ (86,108)
Net realized gain (loss)	67,444	4,516,401
Change in net unrealized appreciation (depreciation)	694,586	(6,580,475)
Net increase (decrease) in net assets resulting from operations	765,618	(2,150,182)
Distributions to shareholders from net realized gains	(258,513)	(1,685,140)
Share transactions Net proceeds from sales of shares	7,677,966	6,797,348
Reinvestment of distributions	236,125	1,553,985
Cost of shares redeemed	(7,624,806)	(48,295,592)
Net increase (decrease) in net assets resulting from share transactions	289,285	(39,944,259)
Redemption fees	23,868	52,861
Total increase (decrease) in net assets	820,258	(43,726,720)
Net Assets
Beginning of period	7,924,905	51,651,625
End of period (including undistributed net investment income of $11,486 and $7,898, respectively)	$ 8,745,163	$ 7,924,905
Other Information Shares
Sold	386,491	272,449
Issued in reinvestment of distributions	11,895	78,282
Redeemed	(396,218)	(1,961,021)
Net increase (decrease)	2,168	(1,610,290)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 G	1999	1998	1997	1996 G
Net asset value, beginning of period	$ 17.44	$ 25.02	$ 25.63	$ 22.00	$ 19.56	$ 16.79
Income from Investment Operations
Net investment income (loss) D	.01	(.13)	(.06)	(.25)	.06	.07
Net realized and unrealized gain (loss)	2.10	(4.11)	(.53)	7.67	3.38	3.55
Total from investment operations	2.11	(4.24)	(.59)	7.42	3.44	3.62
Less Distributions
From net investment income	-	-	-	(.02)	(.02)	(.07)
From net realized gain	(.45)	(3.42)	(.06)	(3.87)	(1.03)	(.81)
Total distributions	(.45)	(3.42)	(.06)	(3.89)	(1.05)	(.88)
Redemption fees added to paid in capital	.05	.08	.04	.10	.05	.03
Net asset value, end of period	$ 19.15	$ 17.44	$ 25.02	$ 25.63	$ 22.00	$ 19.56
Total Return B, C	12.29%	(18.28)%	(2.16)%	40.04%	18.64%	21.77%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,745	$ 7,925	$ 51,652	$ 57,484	$ 30,581	$ 42,668
Ratio of expenses to average net assets	2.50% A, E	2.42%	1.43%	2.50% E	1.41%	1.43%
Ratio of expenses to average net assets after expense reductions	2.50% A	2.34% F	1.37% F	2.43% F	1.35% F	1.40% F
Ratio of net investment income (loss) to average net assets	.08% A	(.53)%	(.23)%	(1.10)%	.27%	.39%
Portfolio turnover rate	139% A	34%	226%	404%	270%	139%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Cyclical Industries Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Life of fund
Select Cyclical Industries	20.48%	8.63%	46.03%
Select Cyclical Industries (load adj.)	16.79%	5.30%	41.57%
S&P 500	11.73%	16.32%	100.63%
GS Cyclical Industries	12.70%	-3.99%	25.83%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 253 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Life of fund
Select Cyclical Industries	8.63%	11.43%
Select Cyclical Industries (load adj.)	5.30%	10.45%
S&P 500	16.32%	22.02%
GS Cyclical Industries	-3.99%	6.79%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $14,157 - a 41.57% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,063 - a 100.63% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
General Electric Co.	8.4
Tyco International Ltd.	8.4
E.I. du Pont de Nemours and Co.	4.2
General Motors Corp.	3.7
Minnesota Mining & Manufacturing Co.	3.5
Boeing Co.	3.3
United Technologies Corp.	2.9
Ford Motor Co.	2.7
Emerson Electric Co.	2.6
Union Carbide Corp.	2.2
41.9

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Cyclical Industries Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Brian Hogan,
Portfolio Manager of
Fidelity Select Cyclical
Industries Portfolio

Q. How did the fund perform, Brian?

A. For the six months that ended August 31, 2000, the fund returned 20.48%. For the same six-month period, the Goldman Sachs Cyclical Industries Index - an index of 253 stocks designed to measure the performance of companies in the cyclical industries sector - returned 12.70%, while the Standard & Poor's 500 Index returned 11.73%. For the 12 months that ended August 31, 2000, the fund returned 8.63%, while the Goldman Sachs index and the S&P 500 returned -3.99% and 16.32%, respectively.

Q. What factors drove cyclical industry stocks during the period?

A. The fund performed well despite two dominant themes - rising interest rates and increasing oil prices. During the six-month period, the Federal Reserve Board increased short-term interest rates by 75 basis points, or 0.75%, following four rate hikes totaling 1.00% during the previous 12 months. At the same time, oil prices rose to as high as $34 per barrel. Both higher interest rates and more expensive oil have the potential to reduce the economy's growth rate. Also, many cyclical industries use petroleum-based resins in their manufacturing processes, and higher raw material prices tend to erode their profit margins. As a result, negative investor sentiment prevailed early in the period, pressuring cyclical stock prices. Later, expectations became reality as numerous companies either missed their earnings targets or guided analysts' earnings estimates lower.

Q. How did the fund outperform the Goldman Sachs index?

A. The fund outperformed its benchmark index by virtue of our relatively higher concentration in stocks and sectors that performed well, such as specialty chemicals and diversified conglomerates. The fund's performance also was enhanced by its relatively lower exposure to interest-rate sensitive consumer-oriented stocks, such as auto manufacturers, that performed poorly in the rising interest-rate environment.

Q. Which specific stocks contributed to the fund's performance?

A. Underweighting automobile manufacturers had a positive impact on the fund's returns. The sector performed poorly in response to rising interest rates, higher prices at the gas pump and a peaking auto production cycle that raised concerns that auto manufacturers would need to offer higher consumer discounts to maintain sales volume. During the period, underweighting DaimlerChrysler was among the biggest contributors to the fund's performance relative to the Goldman Sachs index. In addition to the malaise affecting the overall sector, DaimlerChrysler's stock was further pressured when the merger between Daimler Benz and Chrysler progressed less smoothly than the market expected. General Electric and SPX both performed well. GE, a large, well-diversified old economy stock, successfully integrated the Internet into its operations, resulting in strong revenue growth and accelerated earnings. SPX is a well-managed conglomerate that has profitably shifted its business mix toward higher-growth segments. Tyco International performed well after I began increasing the fund's exposure to it early in the period. Although allegations of accounting irregularities caused the stock to lose half of its value late in 1999, the stock regained most of these losses as investors gained a better understanding of the issues. The Securities and Exchange Commission concluded its inquiry and issued a report that put claims of financial mismanagement to rest.

Q. Which stocks were disappointing?

A. Honeywell International underperformed as slow revenue growth, mature markets and problems integrating its merger with Allied-Signal pulled the company's stock price down. I reduced the fund's exposure to Honeywell during the period, shifting from an overweighted to an underweighted position relative to the Goldman Sachs index. Union Carbide also fell short of my expectations, suffering from higher raw material prices and a delay in gaining the necessary approvals to consummate its proposed merger with Dow Chemical.

Q. What's your outlook for the coming months?

A. The past few months have demonstrated the market's severe penalties for companies that miss their earnings targets, or otherwise fall short of investors' expectations. High oil prices continue to pressure margins, and the weak euro is further handicapping many cyclical companies. Looking ahead, I expect much of the fund's performance to be driven by avoiding stocks that disappoint. Thus, I anticipate maintaining an emphasis on companies with strong revenue growth and global business opportunities that lessen their dependence on U.S. markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

3

Fund Facts

Start date: March 3, 1997

Fund number: 515

Trading symbol: FCYIX

Size: as of August 31, 2000, more than
$5 million

Manager: Brian Hogan, since February 2000; manager, Fidelity Select Construction and Housing Portfolio, since 1999; equity analyst, various industries, since 1998; high-yield analyst and portfolio manager, 1995-1998; fixed-income analyst, 1994; joined Fidelity in 1994

Semiannual Report

Cyclical Industries Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 12.6%
BFGoodrich Co.	1,600	$ 65,300
Boeing Co.	3,640	195,195
Honeywell International, Inc.	3,200	123,400
ITT Industries, Inc.	430	14,459
Lockheed Martin Corp.	1,480	41,995
Northrop Grumman Corp.	360	28,012
Rockwell International Corp.	830	33,563
Textron, Inc.	1,210	67,836
United Technologies Corp.	2,681	167,395
TOTAL AEROSPACE & DEFENSE		737,155
AGRICULTURE - 0.1%
Delta & Pine Land Co.	300	7,331
AIR TRANSPORTATION - 2.3%
AMR Corp.	390	12,797
Atlas Air, Inc. (a)	60	2,595
Continental Airlines, Inc. Class B (a)	350	16,844
Delta Air Lines, Inc.	480	23,760
Northwest Airlines Corp. Class A (a)	690	21,606
Ryanair Holdings PLC sponsored ADR (a)	300	11,025
Southwest Airlines Co.	2,140	48,418
TOTAL AIR TRANSPORTATION		137,045
AUTOS, TIRES, & ACCESSORIES - 10.9%
AutoNation, Inc.	1,900	12,350
DaimlerChrysler AG (Reg.)	540	28,114
Danaher Corp.	770	43,264
Delphi Automotive Systems Corp.	1,510	24,821
Eaton Corp.	360	23,895
Ford Motor Co.	6,504	157,315
General Motors Corp.	2,952	213,098
Johnson Controls, Inc.	350	18,703
Mascotech, Inc.	850	14,078
Navistar International Corp. (a)	600	22,500
SPX Corp. (a)	300	49,200
TRW, Inc.	600	27,412
TOTAL AUTOS, TIRES, & ACCESSORIES		634,750
BUILDING MATERIALS - 3.0%
American Standard Companies, Inc. (a)	680	31,493
Elcor Corp.	360	5,918
Ferro Corp.	120	2,475
Lafarge Corp.	670	16,331
Masco Corp.	2,550	49,725
Shaw Group (a)	250	13,922
Sherwin-Williams Co.	380	8,740
Southdown, Inc.	120	7,530
USG Corp.	60	1,931

	Shares	Value (Note 1)
Vulcan Materials Co.	540	$ 23,929
York International Corp.	610	15,174
TOTAL BUILDING MATERIALS		177,168
CHEMICALS & PLASTICS - 14.0%
Air Products & Chemicals, Inc.	520	18,883
Arch Chemicals, Inc.	780	14,186
Avery Dennison Corp.	1,240	67,038
Cabot Corp.	290	10,730
Crompton Corp.	476	4,284
Dow Chemical Co.	220	5,761
E.I. du Pont de Nemours and Co.	5,434	243,851
Engelhard Corp.	390	7,313
FMC Corp. (a)	360	24,413
Lyondell Chemical Co.	2,140	27,954
Millennium Chemicals, Inc.	2,210	36,465
Potash Corp. of Saskatchewan	170	9,023
PPG Industries, Inc.	330	13,365
Praxair, Inc.	2,490	110,183
Rohm & Haas Co.	1,340	38,776
Sealed Air Corp. (a)	344	17,651
Solutia, Inc.	1,210	18,226
Spartech Corp.	980	24,255
Union Carbide Corp.	3,150	126,197
TOTAL CHEMICALS & PLASTICS		818,554
CONSTRUCTION - 1.1%
Centex Corp.	930	26,854
D.R. Horton, Inc.	330	6,476
Jacobs Engineering Group, Inc. (a)	160	6,080
Kaufman & Broad Home Corp.	640	15,880
Lennar Corp.	350	9,669
TOTAL CONSTRUCTION		64,959
CONSUMER DURABLES - 3.5%
Minnesota Mining & Manufacturing Co.	2,170	201,810
CONSUMER ELECTRONICS - 0.6%
Black & Decker Corp.	690	27,643
General Motors Corp. Class H	272	9,010
TOTAL CONSUMER ELECTRONICS		36,653
DEFENSE ELECTRONICS - 0.6%
Raytheon Co. Class A	1,350	35,859
DRUGS & PHARMACEUTICALS - 0.2%
Sigma-Aldrich Corp.	330	9,591
ELECTRIC UTILITY - 0.1%
Ogden Corp. (a)	230	3,996
ELECTRICAL EQUIPMENT - 11.2%
Emerson Electric Co.	2,310	152,893
General Electric Co.	8,370	491,208
Common Stocks - continued
	Shares	Value (Note 1)
ELECTRICAL EQUIPMENT - CONTINUED
Hubbell, Inc. Class B	230	$ 5,951
Plug Power, Inc.	60	2,685
TOTAL ELECTRICAL EQUIPMENT		652,737
ELECTRONIC INSTRUMENTS - 2.5%
Agilent Technologies, Inc.	1,520	91,675
PerkinElmer, Inc.	90	8,094
Thermo Electron Corp. (a)	2,090	48,593
TOTAL ELECTRONIC INSTRUMENTS		148,362
ELECTRONICS - 0.7%
Molex, Inc.	110	5,809
Molex, Inc. Class A	840	33,705
TOTAL ELECTRONICS		39,514
ENERGY SERVICES - 0.1%
Varco International, Inc. (a)	320	6,460
ENGINEERING - 0.8%
Fluor Corp.	1,570	47,002
HOME FURNISHINGS - 0.3%
Leggett & Platt, Inc.	1,080	19,103
HOUSEHOLD PRODUCTS - 0.3%
Aptargroup, Inc.	640	14,920
Procter & Gamble Co.	60	3,709
TOTAL HOUSEHOLD PRODUCTS		18,629
INDUSTRIAL MACHINERY & EQUIPMENT - 14.7%
Ballard Power Systems, Inc. (a)	240	24,359
Caterpillar, Inc.	1,820	66,885
CNH Global NV	610	5,986
Deere & Co.	830	27,338
Dover Corp.	900	43,988
Illinois Tool Works, Inc.	1,550	86,897
Ingersoll-Rand Co.	990	45,107
Parker-Hannifin Corp.	1,030	35,857
Pentair, Inc.	1,100	35,750
Tyco International Ltd.	8,580	489,060
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		861,227
IRON & STEEL - 0.7%
Bethlehem Steel Corp. (a)	3,300	11,550
Nucor Corp.	580	21,315
USX - U.S. Steel Group	290	5,039
TOTAL IRON & STEEL		37,904

	Shares	Value (Note 1)
LEASING & RENTAL - 0.0%
Ryder System, Inc.	130	$ 2,494
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Millipore Corp.	720	43,830
MEDICAL FACILITIES MANAGEMENT - 0.0%
Apria Healthcare Group, Inc. (a)	70	1,041
METALS & MINING - 0.6%
Alcoa, Inc.	836	27,797
Martin Marietta Materials, Inc.	160	6,400
TOTAL METALS & MINING		34,197
OIL & GAS - 0.7%
Cooper Cameron Corp. (a)	230	17,897
Frontier Oil Corp. (a)	1,160	8,265
National-Oilwell, Inc. (a)	380	13,181
TOTAL OIL & GAS		39,343
PACKAGING & CONTAINERS - 1.1%
Ball Corp.	1,160	40,165
Bemis Co., Inc.	290	9,715
Owens-Illinois, Inc. (a)	1,170	15,283
TOTAL PACKAGING & CONTAINERS		65,163
PAPER & FOREST PRODUCTS - 0.3%
Pactiv Corp. (a)	1,820	20,020
POLLUTION CONTROL - 1.1%
Allied Waste Industries, Inc. (a)	240	2,205
Republic Services, Inc. (a)	1,730	25,301
Waste Management, Inc.	1,880	35,603
TOTAL POLLUTION CONTROL		63,109
RAILROADS - 4.1%
Burlington Northern Santa Fe Corp.	2,550	57,056
Canadian National Railway Co.	1,150	33,410
Canadian Pacific Ltd.	1,820	49,473
CSX Corp.	1,020	24,353
Kansas City Southern Industries, Inc.	180	1,665
Union Pacific Corp.	1,870	74,333
TOTAL RAILROADS		240,290
SERVICES - 1.0%
Ecolab, Inc.	1,450	56,459
SHIP BUILDING & REPAIR - 1.4%
General Dynamics Corp.	1,270	79,931
Common Stocks - continued
	Shares	Value (Note 1)
SHIPPING - 0.3%
Frontline Ltd. sponsored ADR (a)	840	$ 13,440
Teekay Shipping Corp.	110	5,088
TOTAL SHIPPING		18,528
TEXTILES & APPAREL - 0.2%
Polymer Group, Inc.	870	6,090
Shaw Industries, Inc.	360	4,478
TOTAL TEXTILES & APPAREL		10,568
TRUCKING & FREIGHT - 0.9%
CNF Transportation, Inc.	230	5,635
Expeditors International of Washington, Inc.	300	14,700
FedEx Corp. (a)	580	23,403
USFreightways Corp.	230	7,173
TOTAL TRUCKING & FREIGHT		50,911
TOTAL COMMON STOCKS (Cost $4,975,437)		5,421,693
Cash Equivalents - 8.1%

Fidelity Cash Central Fund, 6.59% (b) (Cost $473,124)	473,124	473,124
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $5,448,561)	5,894,817
NET OTHER ASSETS - (0.9)%	(50,811)
NET ASSETS - 100%	$ 5,844,006
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $6,747,000 and $5,860,651, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,505 for the period.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $5,517,407. Net unrealized appreciation aggregated $377,410, of which $768,545 related to appreciated investment securities and $391,135 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $7,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Cyclical Industries Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $5,448,561) - See accompanying schedule		$ 5,894,817
Cash		26
Receivable for investments sold		21,639
Receivable for fund shares sold		9,454
Dividends receivable		13,200
Interest receivable		2,177
Redemption fees receivable		195
Other receivables		620
Receivable from investment adviser for expense reductions		1,097
Total assets		5,943,225
Liabilities
Payable for investments purchased	$ 42,606
Payable for fund shares redeemed	39,406
Other payables and accrued expenses	17,207
Total liabilities		99,219
Net Assets		$ 5,844,006
Net Assets consist of:
Paid in capital		$ 5,425,915
Accumulated net investment (loss)		(14,763)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,387)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		446,241
Net Assets, for 423,932 shares outstanding		$ 5,844,006
Net Asset Value and redemption price per share ($5,844,006 ÷ 423,932 shares)		$13.79
Maximum offering price per share (100/97.00 of $13.79)		$14.22

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 46,536
Interest		12,292
Security lending		17
Total income		58,845
Expenses
Management fee	$ 16,662
Transfer agent fees	18,757
Accounting and security lending fees	30,265
Custodian fees and expenses	12,974
Registration fees	10,578
Audit	6,118
Legal	12
Miscellaneous	21
Total expenses before reductions	95,387
Expense reductions	(21,779)	73,608
Net investment income (loss)		(14,763)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	63,550
Foreign currency transactions	(365)	63,185
Change in net unrealized appreciation (depreciation) on:
Investment securities	625,940
Assets and liabilities in foreign currencies	(13)	625,927
Net gain (loss)		689,112
Net increase (decrease) in net assets resulting from operations		$ 674,349
Other Information
Sales charges paid to FDC		$ 8,825
Exchange fees withheld by FSC		$ 225
Expense reductions
Directed brokerage arrangements		$ 448
FMR reimbursement		21,331
		$ 21,779

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Cyclical Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (14,763)	$ (65,173)
Net realized gain (loss)	63,185	168,947
Change in net unrealized appreciation (depreciation)	625,927	(441,299)
Net increase (decrease) in net assets resulting from operations	674,349	(337,525)
Distributions to shareholders from net realized gains	(67,291)	-
Share transactions Net proceeds from sales of shares	6,749,642	16,676,868
Reinvestment of distributions	66,238	-
Cost of shares redeemed	(5,706,733)	(15,352,529)
Net increase (decrease) in net assets resulting from share transactions	1,109,147	1,324,339
Redemption fees	15,861	38,142
Total increase (decrease) in net assets	1,732,066	1,024,956
Net Assets
Beginning of period	4,111,940	3,086,984
End of period (including accumulated net investment loss of $14,763 and $0, respectively)	$ 5,844,006	$ 4,111,940
Other Information Shares
Sold	504,662	1,274,489
Issued in reinvestment of distributions	5,007	-
Redeemed	(441,663)	(1,189,555)
Net increase (decrease)	68,006	84,934

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 H	1999	1998 E
Net asset value, beginning of period	$ 11.55	$ 11.39	$ 12.07	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	(.13)	(.13)	(.11)
Net realized and unrealized gain (loss)	2.35	.21	(.49)	2.59
Total from investment operations	2.32	.08	(.62)	2.48
Less Distributions
From net realized gain	(.12)	-	(.09)	(.46)
Redemption fees added to paid in capital	.04	.08	.03	.05
Net asset value, end of period	$ 13.79	$ 11.55	$ 11.39	$ 12.07
Total Return B, C	20.48%	1.40%	(4.96)%	25.77%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 5,844	$ 4,112	$ 3,087	$ 3,965
Ratio of expenses to average net assets	2.50% A, F	2.50% F	2.50% F	2.50% A, F
Ratio of expenses to average net assets after expense reductions	2.49% A, G	2.49% G	2.49% G	2.50% A
Ratio of net investment income (loss) to average net assets	(.50)% A	(1.00)%	(1.09)%	(.93)% A
Portfolio turnover rate	214% A	211%	103%	140% A

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E For the period March 3, 1997 (commencement of operations) to February 28, 1998. F FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Defense and Aerospace Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace	29.59%	17.44%	129.94%	451.48%
Select Defense and Aerospace (load adj.)	25.63%	13.85%	122.97%	434.86%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Cyclical Industries	12.70%	-3.99%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 253 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace	17.44%	18.12%	18.62%
Select Defense and Aerospace (load adj.)	13.85%	17.39%	18.26%
S&P 500	16.32%	24.04%	19.49%
GS Cyclical Industries	-3.99%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $53,486 - a 434.86% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
United Technologies Corp.	7.5
General Dynamics Corp.	7.4
BFGoodrich Co.	7.4
General Electric Co.	5.4
Northrop Grumman Corp.	5.3
General Motors Corp. Class H	5.3
Rockwell International Corp.	4.8
Boeing Co.	4.2
Raytheon Co. Class A	4.1
Lockheed Martin Corp.	3.9
55.3

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Defense and Aerospace Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jeff Feingold,
Portfolio Manager of Fidelity Select Defense and Aerospace Portfolio

Q. How did the fund perform, Jeff?

A. For the six-month period that ended August 31, 2000, the fund returned 29.59%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 253 stocks designed to measure the performance of companies in the cyclical industries sector - returned 12.70%. During the same period, the Standard & Poor's 500 Index returned 11.73%. For the 12-month period that ended August 31, 2000, the fund returned 17.44%, while the Goldman Sachs index and the S&P 500 index returned -3.99% and 16.32%, respectively.

Q. Can you describe the market environment for defense and aerospace stocks during the past six months?

A. Generally, it improved from the prior period. Defense contractors, whose largest customer is the Department of Defense, benefited from a projected increase in the department's budget by roughly 2%-4% annually over the next five years. This shift in spending was welcomed by investors, particularly after several years of a decline in spending. An increase in defense orders was particularly helpful to the largest defense contractors. Lockheed Martin, for instance, was able to stabilize its business and put together a string of quarterly earnings results that met or beat Wall Street's expectations. Elsewhere, a projected 5%-15% increase in commercial jet production over the next couple of years at Boeing gave a boost to the performance of aerospace suppliers. Coming off a sharp decline in commercial aircraft production in 2000, most of these stocks have bottomed out and could be poised to bounce as production increases.

Q. What investment strategies did you pursue?

A. I generally kept to my approach of looking for superior management teams in reasonably valued companies - such as General Dynamics and United Technologies - that consistently meet earnings targets, even in difficult market environments. Beyond that, I sought out companies that were undervalued and could benefit from a change in the marketplace. Another major strategy I maintained was to keep the majority of the fund invested in a diversified group of my best ideas, including aerospace manufacturers, defense contractors, suppliers to both of those industries, and air transportation companies.

Q. Can you tell us about a holding that was once undervalued and benefited from some sort of change in the marketplace?

A. Aerospace supplier BFGoodrich is a good example. The company was hurt by the prospects of reduced jet deliveries this year, compared to 1999, particularly the slowdown in orders at Boeing, its largest customer and the largest U.S. aircraft producer. However, when orders for jet deliveries were projected to increase at Boeing, I added to the fund's position in BFGoodrich. This turned out to be a positive move as other investors also realized that the pickup in aircraft production would increase orders for BFGoodrich's products and improve profits.

Q. What stocks stood out as top performers?

A. Aerospace supplier Cordant Technologies was the fund's top performer. Shares of Cordant, which had been trading in the $30-$40 per share price range, benefited when Alcoa agreed to pay $57 per share to buy the company. Additionally, investors looked positively on aerospace supplier Northrup Grumman's ability to deliver cash flow and earnings performance that met or beat expectations.

Q. What stocks disappointed?

A. The fund's positions in the commercial satellite market, such as Globalstar Telecommunications, Loral Space & Communications and PanAmSat, were the biggest detractors from performance. Although I underweighted these positions, the fund was hurt as the fundamentals in the satellite market turned out weaker than expected. Demand for satellite services remained weak and the companies had little pricing power due to excess supply.

Q. What's your outlook for the remainder of the year?

A. I am generally optimistic. The upcoming presidential and congressional elections should provide enough positive rhetoric from both parties to generate more interest in defense and aerospace stocks. In addition, the continued possibility of stable-to-rising defense spending, as well as improved production rates in the commercial jet cycle, should bode well for the fund. However, company-specific issues, such as production costs and declines in budgeting for specific programs, continue to be important factors affecting earnings, cash flow and stock performance.
The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: May 8, 1984

Fund number: 067

Trading symbol: FSDAX

Size: as of August 31, 2000, more than
$33 million

Manager: Jeff Feingold, since 1998; manager, Fidelity Select Air Transportation Portfolio, since February 2000; Fidelity Select Transportation Portfolio, February 2000-September 2000; equity analyst, various industries, 1997-1998; joined Fidelity in 1997

3

Semiannual Report

Defense and Aerospace Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 36.9%
Alliant Techsystems, Inc. (a)	2,800	$ 215,775
BAE SYSTEMS PLC	47,300	294,108
BE Aerospace, Inc. (a)	9,300	150,544
BFGoodrich Co.	61,300	2,501,806
Boeing Co.	26,600	1,426,425
Ladish, Inc. (a)	16,600	208,538
Lockheed Martin Corp.	46,600	1,322,275
Northrop Grumman Corp.	23,000	1,789,688
Precision Castparts Corp.	4,200	319,200
Primex Technologies, Inc.	2,700	65,475
Rockwell International Corp.	40,000	1,617,500
United Technologies Corp.	40,500	2,528,715
TOTAL AEROSPACE & DEFENSE		12,440,049
AIR TRANSPORTATION - 2.2%
Continental Airlines, Inc. Class B (a)	4,900	235,813
Northwest Airlines Corp. Class A (a)	7,500	234,844
Southwest Airlines Co.	12,000	271,500
TOTAL AIR TRANSPORTATION		742,157
AUTOS, TIRES, & ACCESSORIES - 2.8%
General Motors Corp.	13,000	938,438
BROADCASTING - 2.6%
EchoStar Communications Corp. Class A (a)	12,300	599,625
PanAmSat Corp. (a)	8,500	275,719
TOTAL BROADCASTING		875,344
COMMUNICATIONS EQUIPMENT - 0.3%
P-Com, Inc. (a)	15,700	98,125
COMPUTER SERVICES & SOFTWARE - 3.4%
Corsair Communictions, Inc. (a)	14,600	160,600
Litton Industries, Inc. (a)	9,200	508,875
Titan Corp. (a)	19,600	482,650
TOTAL COMPUTER SERVICES & SOFTWARE		1,152,125
COMPUTERS & OFFICE EQUIPMENT - 1.4%
SBS Technologies, Inc. (a)	3,800	195,938
Silicon Graphics, Inc.	62,700	293,906
TOTAL COMPUTERS & OFFICE EQUIPMENT		489,844
CONSUMER ELECTRONICS - 5.3%
General Motors Corp. Class H	53,800	1,782,125

	Shares	Value (Note 1)
DEFENSE ELECTRONICS - 4.7%
Raytheon Co. Class A	52,352	$ 1,390,600
REMEC, Inc. (a)	7,050	200,925
TOTAL DEFENSE ELECTRONICS		1,591,525
ELECTRICAL EQUIPMENT - 13.6%
Adaptive Broadband Corp. (a)	4,800	150,000
General Electric Co.	30,800	1,807,575
Harris Corp.	22,800	685,425
L-3 Communications Holdings, Inc. (a)	8,200	484,825
Loral Space & Communications Ltd. (a)	18,200	139,913
Powerwave Technologies, Inc. (a)	9,900	476,438
Teleflex, Inc.	12,800	456,000
ViaSat, Inc. (a)	6,400	383,200
TOTAL ELECTRICAL EQUIPMENT		4,583,376
ELECTRONIC INSTRUMENTS - 1.0%
Trimble Navigation Ltd. (a)	8,100	336,656
ELECTRONICS - 2.2%
DMC Stratex Networks, Inc. (a)	17,700	452,456
Esterline Technologies Corp. (a)	15,700	304,188
TOTAL ELECTRONICS		756,644
INDUSTRIAL MACHINERY & EQUIPMENT - 5.6%
Parker-Hannifin Corp.	26,100	908,606
Tyco International Ltd.	17,200	980,400
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		1,889,006
SHIP BUILDING & REPAIR - 8.8%
General Dynamics Corp.	39,800	2,504,913
Newport News Shipbuilding, Inc.	11,300	480,250
TOTAL SHIP BUILDING & REPAIR		2,985,163
SHIPPING - 1.9%
Frontline Ltd. (a)	42,000	628,611
TOTAL COMMON STOCKS (Cost $25,523,711)		31,289,188
Cash Equivalents - 10.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.59% (b) (Cost $3,431,824)	3,431,824	$ 3,431,824
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $28,955,535)		34,721,012
NET OTHER ASSETS - (2.9)%		(986,585)
NET ASSETS - 100%		$ 33,734,427
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $22,484,933 and $17,366,519, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,221 for the period.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $29,396,362. Net unrealized appreciation aggregated $5,324,650, of which $6,223,235 related to appreciated investment securities and $898,585 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Defense and Aerospace Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $28,955,535) - See accompanying schedule		$ 34,721,012
Receivable for fund shares sold		433,414
Dividends receivable		56,908
Interest receivable		15,176
Redemption fees receivable		374
Other receivables		4,046
Total assets		35,230,930
Liabilities
Payable for investments purchased	$ 1,284,265
Payable for fund shares redeemed	170,123
Accrued management fee	13,619
Other payables and accrued expenses	28,496
Total liabilities		1,496,503
Net Assets		$ 33,734,427
Net Assets consist of:
Paid in capital		$ 26,867,357
Undistributed net investment income		6,750
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,094,842
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,765,478
Net Assets, for 772,246 shares outstanding		$ 33,734,427
Net Asset Value and redemption price per share ($33,734,427 ÷ 772,246 shares)		$43.68
Maximum offering price per share (100/97.00 of $43.68)		$45.03

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 158,500
Interest		59,213
Security lending		10,201
Total income		227,914
Expenses
Management fee	$ 75,335
Transfer agent fees	89,529
Accounting and security lending fees	30,461
Non-interested trustees' compensation	40
Custodian fees and expenses	6,280
Registration fees	19,637
Audit	5,280
Legal	68
Miscellaneous	29
Total expenses before reductions	226,659
Expense reductions	(5,495)	221,164
Net investment income		6,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,437,254
Foreign currency transactions	(569)	1,436,685
Change in net unrealized appreciation (depreciation) on:
Investment securities	4,857,467
Assets and liabilities in foreign currencies	1	4,857,468
Net gain (loss)		6,294,153
Net increase (decrease) in net assets resulting from operations		$ 6,300,903
Other Information
Sales charges paid to FDC		$ 68,353
Deferred sales charges withheld by FDC		$ 252
Exchange fees withheld by FSC		$ 1,035
Expense reductions
Directed brokerage arrangements		$ 5,495

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Defense and Aerospace Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ 6,750	$ (145,579)
Net realized gain (loss)	1,436,685	2,474,558
Change in net unrealized appreciation (depreciation)	4,857,468	(1,520,748)
Net increase (decrease) in net assets resulting from operations	6,300,903	808,231
Distributions to shareholders from net realized gains	(530,300)	(436,796)
Share transactions Net proceeds from sales of shares	22,992,465	56,172,571
Reinvestment of distributions	510,293	420,257
Cost of shares redeemed	(16,980,405)	(64,155,432)
Net increase (decrease) in net assets resulting from share transactions	6,522,353	(7,562,604)
Redemption fees	35,950	99,858
Total increase (decrease) in net assets	12,328,906	(7,091,311)
Net Assets
Beginning of period	21,405,521	28,496,832
End of period (including undistributed net investment income of $6,750 and $0, respectively)	$ 33,734,427	$ 21,405,521
Other Information Shares
Sold	577,304	1,490,942
Issued in reinvestment of distributions	13,220	12,111
Redeemed	(441,231)	(1,721,904)
Net increase (decrease)	149,293	(218,851)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 G	1999	1998	1997	1996 G
Net asset value, beginning of period	$ 34.36	$ 33.85	$ 37.57	$ 28.94	$ 26.97	$ 19.64
Income from Investment Operations
Net investment income (loss) F	.01	(.15)	(.19)	(.29)	(.11)	(.05)
Net realized and unrealized gain (loss)	10.01	1.14	(3.61)	11.84	4.18	9.09
Total from investment operations	10.02	.99	(3.80)	11.55	4.07	9.04
Less Distributions
From net realized gain	(.75)	(.59)	-	(3.04)	(2.17)	(1.82)
Redemption fees added to paid in capital	.05	.11	.08	.12	.07	.11
Net asset value, end of period	$ 43.68	$ 34.36	$ 33.85	$ 37.57	$ 28.94	$ 26.97
Total Return B, C	29.59%	3.24%	(9.90)%	42.68%	15.87%	47.40%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 33,734	$ 21,406	$ 28,497	$ 101,805	$ 68,803	$ 26,648
Ratio of expenses to average net assets	1.69% A	1.61%	1.48%	1.77%	1.84%	1.77% E
Ratio of expenses to average net assets after expense reductions	1.65% A, D	1.59% D	1.42% D	1.71% D	1.81% D	1.75% D
Ratio of net investment income (loss) to average net assets	.05% A	(.42)%	(.53)%	(.85)%	(.39)%	(.20)%
Portfolio turnover rate	138% A	146%	221%	311%	219%	267%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. E FMR agreed to reimburse a portion of the fund's expenses, or expenses were limited in accordance with a state expense limitation. Without this reimbursement, the fund's expense ratio would have been higher. F Net investment income (loss) per share has been calculated based on average shares outstanding during the period. G For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Environmental Services Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Environmental Services	22.99%	3.61%	-2.83%	19.88%
Select Environmental Services (load adj.)	19.23%	0.43%	-5.82%	16.21%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Cyclical Industries	12.70%	-3.99%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 253 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Environmental Services	3.61%	-0.57%	1.83%
Select Environmental Services (load adj.)	0.43%	-1.19%	1.51%
S&P 500	16.32%	24.04%	19.49%
GS Cyclical Industries	-3.99%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Services Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $11,621 - a 16.21% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Thermo Electron Corp.	12.1
Insituform Technologies, Inc. Class A	7.1
Tetra Tech, Inc.	7.1
Waste Connections, Inc.	6.8
Millipore Corp.	6.2
Ecolab, Inc.	6.0
Republic Services, Inc.	5.9
Ogden Corp.	5.1
Newpark Resources, Inc.	5.0
Waste Management, Inc.	4.6
65.9

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Environmental Services Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Ian Gutterman,
Portfolio Manager of
Fidelity Select Environ-
mental Services Portfolio

Q. How did the fund perform, Ian?

A. For the six-month period that ended August 31, 2000, the fund returned 22.99%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 253 stocks designed to measure the performance of companies in the cyclical industries sector - returned 12.70%. During the same period, the Standard & Poor's 500 Index returned 11.73%. For the 12-month period that ended August 31, 2000, the fund returned 3.61%, while the Goldman Sachs index and the S&P 500 index returned -3.99% and 16.32%, respectively.

Q. What factors helped the fund outperform the Goldman Sachs index during the six-month period?

A. The fund's overweighted positions in selected strong-performing solid waste stocks gave us our biggest advantage over the broader index. Solid waste stocks, which were beaten up pretty badly last year, bounced back as a result of improved fundamentals. Elsewhere, our growth-oriented holdings, such as Thermo Electron and water-related stocks Tetra Tech and Insituform, continued to meet earnings expectations. Finally, the fund also benefited significantly from its underweighted positions in two major underperformers - Safety-Kleen and Azurix - during a sharp tailspin for each stock. I sold off our position in Safety-Kleen before the market fully realized that company-specific problems would severely hurt performance.

Q. What was the catalyst for the positive change in market sentiment toward solid waste stocks?

A. Basically, these companies fulfilled lower expectations. The fund's larger solid waste stocks, such as Waste Management, Allied Waste and Republic Services, were hurt in the prior period by earnings disappointments following a series of mergers and acquisitions, as well as integration issues concerning those mergers. During the past six months, these companies stabilized their businesses and most were able to meet Wall Street's lower earnings targets. Some slightly beat expectations.

Q. It seems the market continued to react favorably to Thermo Electron's reorganization . . .

A. I think people have more confidence in the company now. By centralizing its operations - bringing all of its independent subsidiary businesses under one operating company - and selling off its underperforming units, the company is now focused more on its higher growth areas, such as life sciences and semiconductors, than it was before. Thermo Electron, which primarily manufactures measurement instruments that monitor, collect and analyze information for several industries, was the fund's largest holding at the end of the period and its top performer.

Q. Yet despite that optimism, Thermo Fibertek, one of the companies owned by Thermo Electron, underperformed significantly. Can you tell us why?

A. Thermo Electron owns about 85% of Thermo Fibertek, a company that makes paper processing equipment. Under its reorganization plan, Thermo Electron said it plans to spin off its ownership stake in Thermo Fibertek at some point in the near future, primarily because Thermo Fibertek is a very thinly traded stock - meaning its daily trading volume is very low. With thinly traded stocks, large blocks of trades can have a major impact on price. During the period, a few large investors sold off their positions in Thermo Fibertek, which put downward pressure on its price. Thermo Electron is hoping to avoid these low-float problems by selling off its interest in Thermo Fibertek and other thinly traded subsidiaries.

Q. What other stocks performed well? Were there any additional disappointments?

A. Investors rewarded waste-to-energy company Ogden for its own restructuring. The company's decision to focus more on its core business of energy, via selling off its non-core businesses such as stadium concessions, helped boost the stock. Two smaller solid waste companies - Waste Connections and Casella Waste - rallied in part from the sector's overall improved outlook. In terms of underperformers, Safety-Kleen's accounting and billing problems helped send the company into bankruptcy. Azurix missed its earnings target and had problems executing a new global water business model.

Q. What's your outlook for this sector going forward?

A. I'm generally optimistic. I don't foresee any major problems for any of the companies in the portfolio in the near future. Those that were in trouble during 1999 and earlier this year have put their problems behind them, I believe. Looking ahead, I will continue to focus the majority of the fund on companies offering growth at a reasonable price.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 29, 1989

Fund number: 516

Trading symbol: FSLEX

Size: as of August 31, 2000, more than $20 million

Manager: Ian Gutterman, since 1999; manager, Fidelity Select Transportation Portfolio, since September 2000; analyst, air freight, railroad and waste industries, 1999-present; joined Fidelity in 1999

3

Semiannual Report

Environmental Services Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1)
CHEMICALS & PLASTICS - 4.2%
Sealed Air Corp. (a)	17,000	$ 872,313
DRUGS & PHARMACEUTICALS - 1.3%
Catalytica, Inc. (a)	20,000	266,250
ELECTRIC UTILITY - 5.4%
Calpine Corp. (a)	500	49,500
Ogden Corp. (a)	61,000	1,059,875
TOTAL ELECTRIC UTILITY		1,109,375
ELECTRONIC INSTRUMENTS - 12.1%
Thermo Electron Corp. (a)	107,150	2,491,235
ENGINEERING - 7.1%
Tetra Tech, Inc. (a)	54,037	1,465,754
INDUSTRIAL MACHINERY & EQUIPMENT - 14.3%
Donaldson Co., Inc.	44,000	929,500
Ionics, Inc. (a)	14,800	441,225
Pall Corp.	42,400	906,300
Thermo Fibertek, Inc. (a)	166,400	686,400
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		2,963,425
MEDICAL EQUIPMENT & SUPPLIES - 6.2%
Millipore Corp.	21,200	1,290,550
POLLUTION CONTROL - 29.6%
Allied Waste Industries, Inc. (a)	82,660	759,439
Casella Waste Systems, Inc. Class A (a)	24,605	241,437
Insituform Technologies, Inc. Class A (a)	48,000	1,473,000
Republic Services, Inc. (a)	83,200	1,216,800
Waste Connections, Inc. (a)	60,600	1,408,950
Waste Industries, Inc. (a)	6,600	69,300
Waste Management, Inc.	50,693	959,999
TOTAL POLLUTION CONTROL		6,128,925
RETAIL & WHOLESALE, MISCELLANEOUS - 5.0%
Newpark Resources, Inc. (a)	100,100	1,026,025
SERVICES - 6.0%
Ecolab, Inc.	31,800	1,238,213
WATER - 1.9%
Azurix Corp. (a)	83,200	395,200
TOTAL COMMON STOCKS (Cost $20,736,924)		19,247,265
Cash Equivalents - 9.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.59% (b) (Cost $1,968,596)	1,968,596	$ 1,968,596
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $22,705,520)		21,215,861
NET OTHER ASSETS - (2.6)%		(544,473)
NET ASSETS - 100%		$ 20,671,388
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $14,589,275 and $15,248,250, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $7,357 for the period.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $23,864,619. Net unrealized depreciation aggregated $2,648,758, of which $1,665,849 related to appreciated investment securities and $4,314,607 related to depreciated investment securities.

At February 29, 2000, the fund had a capital loss carryforward of approximately $635,000 all of which will expire on February 29, 2008.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Environmental Services Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $22,705,520) - See accompanying schedule		$ 21,215,861
Receivable for investments sold		188,000
Receivable for fund shares sold		273,801
Dividends receivable		2,905
Interest receivable		7,563
Redemption fees receivable		30
Other receivables		39,790
Total assets		21,727,950
Liabilities
Payable for investments purchased	$ 967,005
Payable for fund shares redeemed	62,193
Accrued management fee	9,304
Other payables and accrued expenses	18,060
Total liabilities		1,056,562
Net Assets		$ 20,671,388
Net Assets consist of:
Paid in capital		$ 25,106,401
Accumulated net investment (loss)		(120,841)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,824,513)
Net unrealized appreciation (depreciation) on investments		(1,489,659)
Net Assets, for 1,755,968 shares outstanding		$ 20,671,388
Net Asset Value and redemption price per share ($20,671,388 ÷ 1,755,968 shares)		$11.77
Maximum offering price per share (100/97.00 of $11.77)		$12.13

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 12,431
Interest		40,734
Security lending		73
Total income		53,238
Expenses
Management fee	$ 49,952
Transfer agent fees	82,802
Accounting and security lending fees	30,391
Non-interested trustees' compensation	58
Custodian fees and expenses	4,323
Registration fees	14,596
Audit	5,078
Legal	239
Miscellaneous	25
Total expenses before reductions	187,464
Expense reductions	(13,385)	174,079
Net investment income (loss)		(120,841)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(1,245,456)
Change in net unrealized appreciation (depreciation) on investment securities		4,950,722
Net gain (loss)		3,705,266
Net increase (decrease) in net assets resulting from operations		$ 3,584,425
Other Information
Sales charges paid to FDC		$ 36,927
Deferred sales charges withheld by FDC		$ 1,500
Exchange fees withheld by FSC		$ 1,178
Expense reductions
Directed brokerage arrangements		$ 13,259
Custodian credits		126
		$ 13,385

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Environmental Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (120,841)	$ (281,563)
Net realized gain (loss)	(1,245,456)	(576,637)
Change in net unrealized appreciation (depreciation)	4,950,722	(3,731,086)
Net increase (decrease) in net assets resulting from operations	3,584,425	(4,589,286)
Distributions to shareholders in excess of net realized gain	-	(11,275)
Share transactions Net proceeds from sales of shares	11,420,351	36,121,444
Reinvestment of distributions	-	10,778
Cost of shares redeemed	(11,916,318)	(29,576,762)
Net increase (decrease) in net assets resulting from share transactions	(495,967)	6,555,460
Redemption fees	29,791	64,679
Total increase (decrease) in net assets	3,118,249	2,019,578
Net Assets
Beginning of period	17,553,139	15,533,561
End of period (including accumulated net investment loss of $120,841 and $0, respectively)	$ 20,671,388	$ 17,553,139
Other Information Shares
Sold	1,081,224	2,977,437
Issued in reinvestment of distributions	-	885
Redeemed	(1,159,270)	(2,361,044)
Net increase (decrease)	(78,046)	617,278

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 9.57	$ 12.77	$ 16.46	$ 14.50	$ 12.42	$ 10.27
Income from Investment Operations
Net investment income (loss) D	(.07)	(.21)	(.18)	(.13)	(.08)	(.17)
Net realized and unrealized gain (loss)	2.25	(3.03)	(3.50)	2.07	2.04	2.95
Total from investment operations	2.18	(3.24)	(3.68)	1.94	1.96	2.78
Less Distributions
From net realized gain	-	-	-	-	-	(.65)
In excess of net realized gain	-	(.01)	(.03)	-	(.02)	-
Total distributions	-	(.01)	(.03)	-	(.02)	(.65)
Redemption fees added to paid in capital	.02	.05	.02	.02	.14	.02
Net asset value, end of period	$ 11.77	$ 9.57	$ 12.77	$ 16.46	$ 14.50	$ 12.42
Total Return B, C	22.99%	(25.00)%	(22.23)%	13.52%	16.93%	27.49%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 20,671	$ 17,553	$ 15,534	$ 25,183	$ 32,525	$ 27,587
Ratio of expenses to average net assets	2.10% A	2.47%	2.20%	2.23%	2.18%	2.36%
Ratio of expenses to average net assets after expense reductions	1.95% A, E	2.39% E	2.16% E	2.22% E	2.11% E	2.32% E
Ratio of net investment income (loss) to average net assets	(1.36)% A	(1.76)%	(1.23)%	(.84)%	(.59)%	(1.43)%
Portfolio turnover rate	174% A	206%	123%	59%	252%	138%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Equipment Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment	8.82%	9.96%	106.62%	412.19%
Select Industrial Equipment (load adj.)	5.48%	6.59%	100.35%	396.75%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Cyclical Industries	12.70%	-3.99%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 253 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment	9.96%	15.62%	17.75%
Select Industrial Equipment (load adj.)	6.59%	14.91%	17.39%
S&P 500	16.32%	24.04%	19.49%
GS Cyclical Industries	-3.99%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $49,675 - a 396.75% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Tyco International Ltd.	7.8
Emerson Electric Co.	6.4
Applied Materials, Inc.	5.4
General Electric Co.	5.2
Illinois Tool Works, Inc.	5.2
Ingersoll-Rand Co.	4.5
Caterpillar, Inc.	3.9
Millipore Corp.	3.5
Halliburton Co.	3.4
KLA-Tencor Corp.	3.3
48.6

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Industrial Equipment Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Praveen Abichandani, Portfolio Manager of
Fidelity Select Industrial Equipment Portfolio

Q. How did the fund perform, Praveen?

A. For the six months that ended August 31, 2000, the fund returned 8.82%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 253 stocks designed to measure the performance of companies in the cyclical industries sector - returned 12.70%, while the Standard & Poor's 500 Index returned 11.73%. For the 12 months ending August 31, 2000, the fund returned 9.96%, while the Goldman Sachs index returned -3.99% and the S&P 500 index had a return of 16.32%.

Q. What factors affected performance?

A. The potential of a slowing economy held back the performance of many industrial equipment companies, particularly heavy equipment manufacturers such as Caterpillar and Deere. Semiconductor equipment stocks performed well through April and then suddenly fell, as investors anticipated a downturn in the semiconductor cycle. However, opportunities developed because of the increased need for power generation equipment, the rapidly growing demand for oil services equipment and the development of new technologies for telecommunications equipment. In recent years, investments in power generating equipment have lagged, while the development of new, power-hungry technologies and appliances boosted demand. Similarly, the oil and gas industries did not invest in drilling and services equipment when energy prices were low. Now, with rising oil and gas prices, the demand for oil services equipment is increasing. Finally, the expansion of telecommunications services has generated greater demand for equipment, especially fiber-optic components. The fund underperformed the Goldman Sachs Cyclical Industries Index primarily because I had little exposure to defense and aerospace stocks, which did quite well.

Q. What were your principal strategies during the six-month period?

A. I tried to balance growth and value, with an eye toward stocks with reasonable valuations. I wanted to to find companies that were benefiting from the power generation, energy services and fiber-optic themes. I also tried to take advantage of the sell-off in technology-related stocks in April to increase the fund's emphasis on growth. For example, I held on to semiconductor equipment stocks during the tech slump because I felt another growth leg was coming. However, I de-emphasized companies that produce equipment that tests and measures semiconductor chips.

Q. What stocks supported the fund's performance?

A. General Electric and Emerson Electric were two stocks that did very well, helped by the increased demand for power equipment. In energy services, Halliburton and Weatherford Industries helped performance as investments in oil- and gas-related equipment reached record levels. Corning and PerkinElmer performed very well as they reoriented their research-and-development skills toward newer growth applications. Ingersoll-Rand, which manufactures construction equipment, also helped, as did i2 Technologies, with its supply-chain software. I sold the position in i2 before the end of the period. NEC Corp., an aggressive player in the Japanese technology market, also performed well.

Q. What stocks were disappointments?

A. Kulicke & Soffa and Teradyne, two semiconductor test equipment manufacturers, had disappointing performance. I reduced the Teradyne position and eliminated Kulicke & Soffa. Pitney Bowes and Electronics for Imaging both performed poorly in a weak market for office automation equipment. Honeywell was another disappointment, as it missed second quarter earnings estimates.

Q. What is your outlook?

A. The economy appears to be slowing. Many industrial equipment stocks still are selling at deeply discounted levels that reflect expectations that the economy will fall into a recession. This is particularly true of heavy equipment companies such as Caterpillar and Ingersoll-Rand. Similarly, many semiconductor equipment stock prices reflect the fear that we may be nearing an end to the current semiconductor cycle. At current prices, many of these stocks have reasonable valuations unless the very worst fears turn out to be true. The big question facing these companies is the extent to which economic growth will slow. In this environment, I will continue to look at individual companies that can provide growth and that also have some defensive characteristics, such as defense, aerospace and software stocks.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: September 29, 1986

Fund number: 510

Trading symbol: FSCGX

Size: as of August 31, 2000, more than $27 million

Manager: Praveen Abichandani, since January 2000; equity analyst, cable services and equipment, 1998-2000; joined Fidelity in 1998

3

Semiannual Report

Industrial Equipment Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 6.3%
Honeywell International, Inc.	14,025	$ 540,839
Rockwell International Corp.	14,400	582,300
Textron, Inc.	10,700	599,869
TOTAL AEROSPACE & DEFENSE		1,723,008
AUTOS, TIRES, & ACCESSORIES - 0.5%
TRW, Inc.	3,100	141,631
BUILDING MATERIALS - 2.1%
American Standard Companies, Inc. (a)	6,200	287,138
Fastenal Co.	1,700	108,588
York International Corp.	7,500	186,563
TOTAL BUILDING MATERIALS		582,289
CELLULAR - 0.9%
Nextel Communications, Inc. Class A (a)	4,500	249,469
COMMUNICATIONS EQUIPMENT - 4.5%
Corning, Inc.	2,050	672,272
NEC Corp. ADR	3,800	550,525
TOTAL COMMUNICATIONS EQUIPMENT		1,222,797
COMPUTER SERVICES & SOFTWARE - 2.7%
Adobe Systems, Inc.	1,500	195,000
Computer Associates International, Inc.	3,500	111,125
Electronics for Imaging, Inc. (a)	11,000	286,000
Intertrust Technologies Corp.	5,000	80,313
Rational Software Corp. (a)	500	64,344
TOTAL COMPUTER SERVICES & SOFTWARE		736,782
COMPUTERS & OFFICE EQUIPMENT - 4.5%
International Business Machines Corp.	2,850	376,200
Pitney Bowes, Inc.	16,600	606,938
Xerox Corp.	15,000	240,938
TOTAL COMPUTERS & OFFICE EQUIPMENT		1,224,076
ELECTRICAL EQUIPMENT - 12.3%
Emerson Electric Co.	26,100	1,727,494
General Electric Co.	24,150	1,417,303
Hubbell, Inc. Class B	200	5,175
Roper Industries, Inc.	6,000	194,250
W.W. Grainger, Inc.	300	8,663
TOTAL ELECTRICAL EQUIPMENT		3,352,885
ELECTRONIC INSTRUMENTS - 13.5%
Applied Materials, Inc. (a)	17,000	1,467,313
KLA-Tencor Corp. (a)	13,700	899,063

	Shares	Value (Note 1)
LAM Research Corp. (a)	14,785	$ 445,398
Novellus Systems, Inc. (a)	6,000	369,375
PerkinElmer, Inc.	1,800	161,888
Teradyne, Inc. (a)	5,100	330,544
TOTAL ELECTRONIC INSTRUMENTS		3,673,581
ELECTRONICS - 3.2%
International Rectifier Corp. (a)	3,500	220,281
Linear Technology Corp.	2,500	179,844
Power-One, Inc. (a)	3,000	475,313
TOTAL ELECTRONICS		875,438
ENERGY SERVICES - 7.4%
Baker Hughes, Inc.	4,100	149,906
Halliburton Co.	17,300	916,900
Smith International, Inc. (a)	3,400	270,300
Weatherford International, Inc.	14,200	666,513
TOTAL ENERGY SERVICES		2,003,619
INDUSTRIAL MACHINERY & EQUIPMENT - 30.0%
AGCO Corp.	3,600	37,800
Caterpillar, Inc.	29,200	1,073,100
CNH Global NV	34,800	341,475
Deere & Co.	10,300	339,256
Dover Corp.	16,300	796,663
Illinois Tool Works, Inc.	25,100	1,407,169
Ingersoll-Rand Co.	26,600	1,211,963
Kennametal, Inc.	21	538
Milacron, Inc.	7,300	112,694
MSC Industrial Direct, Inc. (a)	10,000	162,500
Pall Corp.	1,800	38,475
Parker-Hannifin Corp.	14,700	511,744
Tyco International Ltd.	37,100	2,114,690
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		8,148,067
MEDICAL EQUIPMENT & SUPPLIES - 3.5%
Millipore Corp.	15,700	955,738
OIL & GAS - 1.3%
Grant Prideco, Inc. (a)	15,200	357,200
PAPER & FOREST PRODUCTS - 0.0%
Trex Co., Inc. (a)	1	31
RETAIL & WHOLESALE, MISCELLANEOUS - 0.1%
Stamps.com, Inc. (a)	1,800	11,813
SERVICES - 0.9%
Ritchie Bros. Auctioneers, Inc. (a)	12,500	253,125
TELEPHONE SERVICES - 0.6%
Illuminet Holdings, Inc.	3,750	149,063
TOTAL COMMON STOCKS (Cost $19,201,372)		25,660,612
Cash Equivalents - 5.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.59% (b) (Cost $1,448,841)	1,448,841	$ 1,448,841
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $20,650,213)		27,109,453
NET OTHER ASSETS - 0.4%		100,771
NET ASSETS - 100%		$ 27,210,224
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $6,381,260 and $9,009,225, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $451 for the period.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $20,732,397. Net unrealized appreciation aggregated $6,377,056, of which $8,533,126 related to appreciated investment securities and $2,156,070 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Equipment Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $20,650,213) - See accompanying schedule		$ 27,109,453
Receivable for investments sold		222,619
Receivable for fund shares sold		124,944
Dividends receivable		35,151
Interest receivable		4,155
Redemption fees receivable		296
Other receivables		8,000
Total assets		27,504,618
Liabilities
Payable for investments purchased	$ 97,556
Payable for fund shares redeemed	161,505
Accrued management fee	12,392
Other payables and accrued expenses	22,941
Total liabilities		294,394
Net Assets		$ 27,210,224
Net Assets consist of:
Paid in capital		$ 18,391,265
Accumulated net investment (loss)		(31,656)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,391,375
Net unrealized appreciation (depreciation) on investments		6,459,240
Net Assets, for 960,529 shares outstanding		$ 27,210,224
Net Asset Value and redemption price per share ($27,210,224 ÷ 960,529 shares)		$28.33
Maximum offering price per share (100/97.00 of $28.33)		$29.21

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 155,136
Interest		17,270
Security lending		686
Total income		173,092
Expenses
Management fee	$ 79,138
Transfer agent fees	66,522
Accounting and security lending fees	30,441
Non-interested trustees' compensation	44
Custodian fees and expenses	4,769
Registration fees	18,589
Audit	5,337
Legal	94
Miscellaneous	29
Total expenses before reductions	204,963
Expense reductions	(215)	204,748
Net investment income (loss)		(31,656)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,483,224
Foreign currency transactions	438	2,483,662
Change in net unrealized appreciation (depreciation) on investment securities		(303,761)
Net gain (loss)		2,179,901
Net increase (decrease) in net assets resulting from operations		$ 2,148,245
Other Information
Sales charges paid to FDC		$ 21,955
Deferred sales charges withheld by FDC		$ 158
Exchange fees withheld by FSC		$ 660
Expense reductions
Directed brokerage arrangements		$ 194
Transfer agent credits		21
		$ 215

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Industrial Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (31,656)	$ 21,840
Net realized gain (loss)	2,483,662	4,990,892
Change in net unrealized appreciation (depreciation)	(303,761)	629,706
Net increase (decrease) in net assets resulting from operations	2,148,245	5,642,438
Distributions to shareholders From net investment income	-	(10,963)
From net realized gain	(386,550)	(3,692,055)
Total distributions	(386,550)	(3,703,018)
Share transactions Net proceeds from sales of shares	7,894,498	27,153,867
Reinvestment of distributions	369,599	3,534,052
Cost of shares redeemed	(8,948,368)	(38,134,454)
Net increase (decrease) in net assets resulting from share transactions	(684,271)	(7,446,535)
Redemption fees	15,656	51,097
Total increase (decrease) in net assets	1,093,080	(5,456,018)
Net Assets
Beginning of period	26,117,144	31,573,162
End of period (including undistributed net investment income (loss) of $(31,656) and $11,392, respectively)	$ 27,210,224	$ 26,117,144
Other Information Shares
Sold	284,555	949,014
Issued in reinvestment of distributions	13,659	142,239
Redeemed	(327,689)	(1,352,644)
Net increase (decrease)	(29,475)	(261,391)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 26.38	$ 25.23	$ 25.91	$ 25.51	$ 25.11	$ 20.04
Income from Investment Operations
Net investment income (loss) D	(.03)	.02	(.04)	(.08)	.06	.04
Net realized and unrealized gain (loss)	2.32	4.44	.25	5.73	4.15	7.10
Total from investment operations	2.29	4.46	.21	5.65	4.21	7.14
Less Distributions
From net investment income	-	(.01)	-	(.02)	(.04)	(.05)
From net realized gain	(.36)	(3.34)	(.92)	(5.26)	(3.84)	(2.05)
Total distributions	(.36)	(3.35)	(.92)	(5.28)	(3.88)	(2.10)
Redemption fees added to paid in capital	.02	.04	.03	.03	.07	.03
Net asset value, end of period	$ 28.33	$ 26.38	$ 25.23	$ 25.91	$ 25.51	$ 25.11
Total Return B, C	8.82%	18.98%	1.00%	25.76%	18.25%	36.86%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 27,210	$ 26,117	$ 31,573	$ 50,428	$ 102,882	$ 137,520
Ratio of expenses to average net assets	1.46% A	1.43%	1.43%	1.67%	1.51%	1.54%
Ratio of expenses to average net assets after expense reductions	1.45% A, E	1.41% E	1.41% E	1.60% E	1.44% E	1.53% E
Ratio of net investment income (loss) to average net assets	(.22)% A	.06%	(.16)%	(.32)%	.25%	.19%
Portfolio turnover rate	47% A	119%	84%	115%	261%	115%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Materials Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Industrial Materials	4.63%	-10.27%	-2.66%	138.32%
Select Industrial Materials (load adj.)	1.42%	-13.03%	-5.65%	131.10%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Cyclical Industries	12.70%	-3.99%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 253 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Industrial Materials	-10.27%	-0.54%	9.07%
Select Industrial Materials (load adj.)	-13.03%	-1.16%	8.74%
S&P 500	16.32%	24.04%	19.49%
GS Cyclical Industries	-3.99%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $23,110 - a 131.10% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Minnesota Mining & Manufacturing Co.	6.3
Alcoa, Inc.	5.6
E.I. du Pont de Nemours and Co.	5.2
Kimberly-Clark Corp.	5.2
Canadian Pacific Ltd.	4.6
Dow Chemical Co.	3.9
International Paper Co.	2.4
Burlington Northern Santa Fe Corp.	2.2
Union Pacific Corp.	2.2
FedEx Corp.	2.0
39.6

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Industrial Materials Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Niel Marotta became Portfolio Manager of Fidelity Select Industrial Materials Portfolio on April 1, 2000.

Q. How did the fund perform, Niel?

A. The fund's returns lagged those of its benchmarks. For the six months that ended August 31, 2000, the fund returned 4.63%, compared with 12.70% for the Goldman Sachs Cyclical Industries Index - an index of 253 stocks designed to measure the performance of companies in the cyclical industries sector. The fund also fell short of the 11.73% return posted by the Standard & Poor's 500 Index during the same period. For the 12 months that ended August 31, 2000, the fund returned -10.27%, compared with -3.99% and 16.32% for the Goldman Sachs index and the S&P 500, respectively.

Q. Why did the fund underperform the indexes during the six-month period.

A. Commodity prices trended lower in a number of key market segments in which the fund was overweighted relative to the indexes, including chemicals, non-ferrous metals, and paper and forest products. For example, the prices of non-ferrous metals such as nickel and aluminum declined, dimming the earnings prospects of companies that mine those metals. Higher oil and gas prices also were a negative for industrial materials stocks because energy costs make up a high percentage of the overall cost of doing business for many companies in the sector. Another negative influence was the fact that a number of chemical holdings had exposure to the euro, which declined steadily during the period. A weaker euro hurts U.S. companies with euro-based revenues because those revenues are worth less when converted back into U.S. dollars. Finally, rising interest rates hurt industrial materials stocks because of the latter's cyclical nature - that is, they tend to underperform other market sectors when the economy is slowing.

Q. What is your management style?

A. I select positions for the fund using a stock-by-stock, bottom-up process rather than trying to base investment decisions on what the economy is going to do. I attempt to focus on companies with above-average returns on capital, healthy cash flows and high-quality managements. In addition, I try to select stocks that might benefit from consolidation activity such as leveraged buyouts or mergers.

Q. What stocks did well for the fund?

A. Kansas City Southern was one of the fund's most positive contributors. Investors reacted favorably when the company spun off subsidiary Stillwell Financial. Monsanto also helped performance. The company, primarily a manufacturer of agricultural chemicals and pharmaceuticals, benefited from the rotation back into pharmaceutical stocks that occurred in the wake of the sharp correction in biotechnology and technology stocks last spring. I liquidated the fund's position in Monsanto during that rotation. Another positive contributor, Fort James, had a nice rally in July due to a takeover bid by Georgia-Pacific. Canadian Pacific benefited from strength across all of its divisions. In particular, the company's oil and gas exploration and production assets enabled it to reap the benefits of higher energy prices.

Q. What about holdings that underperformed?

A. Dow Chemical and DuPont both turned in lackluster performances because of their European exposure, which made their revenues vulnerable to euro weakness. Higher raw materials prices also were a factor in the deteriorating earnings outlooks for both companies. International Paper and Georgia-Pacific were hurt by lower lumber prices.

Q. What's your outlook, Niel?

A. Stock valuations in the industrial materials sector are very modest at present. In fact, in many cases investors seem to be assuming a worst-case scenario for the economy. At this point, however, a soft landing - that is, slowing growth without recession - seems one possible outcome of the Fed's campaign to increase interest rates. Nonetheless, the combination of higher interest rates, low inflation and skyrocketing energy costs has made life difficult for industrial materials stocks. A reversal of one or more of these trends will probably be necessary to generate more interest in the sector. I will do my best to position the fund in the most promising stocks by emphasizing fundamental research and close contact with key management personnel.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: September 29, 1986

Fund number: 509

Trading symbol: FSDPX

Size: as of August 31, 2000, more than
$16 million

Manager: Niel Marotta, since April 2000; manager, Fidelity Select Gold Portfolio, since April 2000; analyst, Canadian companies, 1997-2000; joined Fidelity in 1997

3

Semiannual Report

Industrial Materials Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.0%
BFGoodrich Co.	4,000	$ 163,250
BUILDING MATERIALS - 5.6%
Carlisle Companies, Inc.	1,500	68,719
Lafarge Corp.	2,741	66,812
Masco Corp.	16,900	329,550
Sherwin-Williams Co.	6,400	147,200
Southdown, Inc.	1,200	75,300
USG Corp.	2,000	64,375
Vulcan Materials Co.	3,700	163,956
TOTAL BUILDING MATERIALS		915,912
CHEMICALS & PLASTICS - 24.6%
Air Products & Chemicals, Inc.	8,900	323,181
Avery Dennison Corp.	4,200	227,063
Cabot Corp.	2,600	96,200
Crompton Corp.	5,095	45,855
Cytec Industries, Inc. (a)	1,500	50,063
Dow Chemical Co.	24,400	638,975
E.I. du Pont de Nemours and Co.	19,100	857,113
Eastman Chemical Co.	2,900	125,063
Engelhard Corp.	4,500	84,375
FMC Corp. (a)	1,100	74,594
Great Lakes Chemical Corp.	2,300	77,625
Hercules, Inc.	4,700	62,275
Lubrizol Corp.	2,800	60,725
Lyondell Chemical Co.	3,800	49,638
Millennium Chemicals, Inc.	400	6,600
NOVA Chemicals Corp.	1,800	36,086
PPG Industries, Inc.	6,800	275,400
Praxair, Inc.	5,800	256,650
Rohm & Haas Co.	7,900	228,606
Sealed Air Corp. (a)	2,900	148,806
Solutia, Inc.	3,700	55,731
Spartech Corp.	1,300	32,175
Union Carbide Corp.	4,800	192,300
Valspar Corp.	1,500	44,250
TOTAL CHEMICALS & PLASTICS		4,049,349
CONSUMER DURABLES - 6.3%
Minnesota Mining & Manufacturing Co.	11,200	1,041,594
DRUGS & PHARMACEUTICALS - 0.7%
Sigma-Aldrich Corp.	3,700	107,531
HOUSEHOLD PRODUCTS - 0.2%
Aptargroup, Inc.	1,500	34,969
IRON & STEEL - 2.0%
AK Steel Holding Corp.	5,400	58,725
Allegheny Technologies, Inc.	3,650	79,388

	Shares	Value (Note 1)
Nucor Corp.	3,300	$ 121,275
USX - U.S. Steel Group	3,700	64,288
TOTAL IRON & STEEL		323,676
LEASING & RENTAL - 0.4%
Ryder System, Inc.	3,100	59,481
METALS & MINING - 11.1%
Alcan Aluminium Ltd.	8,000	262,317
Alcoa, Inc.	27,908	927,941
Cominco Ltd.	3,682	52,046
Falconbridge Ltd.	19,700	255,036
Inco Ltd. (a)	6,500	115,511
Martin Marietta Materials, Inc.	1,900	76,000
Noranda, Inc.	8,200	81,916
Phelps Dodge Corp.	1,400	62,300
TOTAL METALS & MINING		1,833,067
PACKAGING & CONTAINERS - 2.0%
Ball Corp.	6	208
Bemis Co., Inc.	2,100	70,350
Crown Cork & Seal Co., Inc.	4,700	60,806
Owens-Illinois, Inc. (a)	6,300	82,294
Packaging Corp. of America	3,500	40,906
Sonoco Products Co.	3,800	73,388
TOTAL PACKAGING & CONTAINERS		327,952
PAPER & FOREST PRODUCTS - 19.2%
Abitibi-Consolidated, Inc.	4,600	51,580
Boise Cascade Corp.	2,287	68,324
Bowater, Inc.	1,900	97,613
Consolidated Papers, Inc.	3,300	129,731
Domtar, Inc.	6,900	61,662
Fort James Corp.	8,200	259,325
Georgia-Pacific Corp.	6,500	173,875
International Paper Co.	12,515	398,916
Kimberly-Clark Corp.	14,600	854,100
Louisiana-Pacific Corp.	5,400	57,038
Mead Corp.	4,000	107,250
Pactiv Corp. (a)	5,300	58,300
Potlatch Corp.	1,700	57,163
Rayonier, Inc.	1,700	70,656
Smurfit-Stone Container Corp. (a)	8,100	106,313
Temple-Inland, Inc.	1,900	80,631
Westvaco Corp.	3,800	104,025
Weyerhaeuser Co.	6,600	305,663
Willamette Industries, Inc.	4,200	128,100
TOTAL PAPER & FOREST PRODUCTS		3,170,265
PRECIOUS METALS - 2.5%
Agnico-Eagle Mines Ltd.	8,300	49,072
Barrick Gold Corp.	14,000	222,630
Common Stocks - continued
	Shares	Value (Note 1)
PRECIOUS METALS - CONTINUED
Goldcorp, Inc. Class A (a)	7,100	$ 50,421
Homestake Mining Co.	4,200	23,363
Stillwater Mining Co. (a)	1,850	62,900
TOTAL PRECIOUS METALS		408,386
RAILROADS - 12.0%
Burlington Northern Santa Fe Corp.	16,400	366,950
Canadian National Railway Co.	8,000	232,416
Canadian Pacific Ltd.	28,100	763,846
CSX Corp.	7,900	188,613
Kansas City Southern Industries, Inc.	2,100	19,425
Norfolk Southern Corp.	3,400	54,613
Union Pacific Corp.	9,000	357,750
TOTAL RAILROADS		1,983,613
SECURITIES INDUSTRY - 0.4%
Franco Nevada Mining Corp. Ltd.	5,942	62,590
SERVICES - 1.0%
Ecolab, Inc.	4,400	171,325
SHIPPING - 0.2%
Teekay Shipping Corp.	900	41,625
TRUCKING & FREIGHT - 4.0%
CNF Transportation, Inc.	2,000	49,000
FedEx Corp. (a)	8,200	330,870
Swift Transportation Co., Inc. (a)	3,600	61,425
United Parcel Service, Inc. Class B	3,000	166,313
USFreightways Corp.	1,600	49,900
TOTAL TRUCKING & FREIGHT		657,508
TOTAL COMMON STOCKS (Cost $15,981,562)		15,352,093
Cash Equivalents - 12.6%

Fidelity Cash Central Fund, 6.59% (b) (Cost $2,077,279)	2,077,279	2,077,279
TOTAL INVESTMENT PORTFOLIO - 105.8% (Cost $18,058,841)	17,429,372
NET OTHER ASSETS - (5.8)%	(960,928)
NET ASSETS - 100%	$ 16,468,444
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $12,934,580 and $17,758,517, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $2,859 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.9%
Canada	13.9
Others (individually less than 1%)	0.2
100.0%
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $18,326,202. Net unrealized depreciation aggregated $896,830, of which $1,264,619 related to appreciated investment securities and $2,161,449 related to depreciated investment securities.

At February 29, 2000, the fund had a capital loss carryforward of approximately $2,206,000 of which $840,000 and $1,366,000 will expire on February 28, 2007 and February 29, 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Materials Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $18,058,841) - See accompanying schedule		$ 17,429,372
Foreign currency held at value (cost $6,382)		6,405
Receivable for investments sold		239,743
Receivable for fund shares sold		43,279
Dividends receivable		42,491
Interest receivable		9,980
Redemption fees receivable		344
Other receivables		63,552
Total assets		17,835,166
Liabilities
Payable for investments purchased	$ 1,102,811
Payable for fund shares redeemed	232,670
Accrued management fee	8,186
Other payables and accrued expenses	23,055
Total liabilities		1,366,722
Net Assets		$ 16,468,444
Net Assets consist of:
Paid in capital		$ 20,999,277
Undistributed net investment income		55,482
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,956,885)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(629,430)
Net Assets, for 802,262 shares outstanding		$ 16,468,444
Net Asset Value and redemption price per share ($16,468,444 ÷ 802,262 shares)		$20.53
Maximum offering price per share (100/97.00 of $20.53)		$21.16

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 216,527
Interest		49,610
Security lending		373
Total income		266,510
Expenses
Management fee	$ 62,524
Transfer agent fees	73,690
Accounting and security lending fees	30,415
Non-interested trustees' compensation	50
Custodian fees and expenses	13,450
Registration fees	19,584
Audit	5,157
Legal	379
Miscellaneous	24
Total expenses before reductions	205,273
Expense reductions	(1,698)	203,575
Net investment income		62,935
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(895,104)
Foreign currency transactions	1,090	(894,014)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,727,603
Assets and liabilities in foreign currencies	35	1,727,638
Net gain (loss)		833,624
Net increase (decrease) in net assets resulting from operations		$ 896,559
Other Information
Sales charges paid to FDC		$ 68,491
Deferred sales charges withheld by FDC		$ 283
Exchange fees withheld by FSC		$ 2,430
Expense reductions
Directed brokerage arrangements		$ 1,698

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Industrial Materials Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income	$ 62,935	$ 48,274
Net realized gain (loss)	(894,014)	(1,013,141)
Change in net unrealized appreciation (depreciation)	1,727,638	(2,555,778)
Net increase (decrease) in net assets resulting from operations	896,559	(3,520,645)
Distributions to shareholders from net investment income	(26,756)	(28,030)
Share transactions Net proceeds from sales of shares	13,817,336	84,117,245
Reinvestment of distributions	25,251	27,010
Cost of shares redeemed	(18,916,460)	(71,316,023)
Net increase (decrease) in net assets resulting from share transactions	(5,073,873)	12,828,232
Redemption fees	45,789	184,925
Total increase (decrease) in net assets	(4,158,281)	9,464,482
Net Assets
Beginning of period	20,626,725	11,162,243
End of period (including undistributed net investment income of $55,482 and $19,303, respectively)	$ 16,468,444	$ 20,626,725
Other Information Shares
Sold	661,061	3,507,863
Issued in reinvestment of distributions	1,155	1,180
Redeemed	(910,116)	(3,008,070)
Net increase (decrease)	(247,900)	500,973

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 19.64	$ 20.32	$ 25.00	$ 27.66	$ 26.07	$ 23.13
Income from Investment Operations
Net investment income (loss) D	.06	.05	(.12)	(.11)	.06	.12
Net realized and unrealized gain (loss)	.81	(.89)	(4.60)	1.43	3.12	2.92
Total from investment operations	.87	(.84)	(4.72)	1.32	3.18	3.04
Less Distributions
From net investment income	(.02)	(.03)	-	(.03)	(.06)	(.15)
From net realized gain	-	-	-	(4.00)	(1.57)	-
Total distributions	(.02)	(.03)	-	(4.03)	(1.63)	(.15)
Redemption fees added to paid in capital	.04	.19	.04	.05	.04	.05
Net asset value, end of period	$ 20.53	$ 19.64	$ 20.32	$ 25.00	$ 27.66	$ 26.07
Total Return B, C	4.63%	(3.22)%	(18.72)%	6.59%	12.69%	13.38%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 16,468	$ 20,627	$ 11,162	$ 22,582	$ 66,462	$ 86,338
Ratio of expenses to average net assets	1.85% A	1.92%	2.07%	1.98%	1.54%	1.64%
Ratio of expenses to average net assets after expense reductions	1.83% A, E	1.89% E	2.04% E	1.94% E	1.51% E	1.61% E
Ratio of net investment income (loss) to average net assets	.57% A	.21%	(.52)%	(.42)%	.23%	.49%
Portfolio turnover rate	128% A	257%	82%	118%	105%	138%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Paper and Forest Products Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products	2.29%	-1.06%	23.16%	229.40%
Select Paper and Forest Products (load adj.)	-0.85%	-4.10%	19.39%	219.45%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Cyclical Industries	12.70%	-3.99%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 253 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products	-1.06%	4.25%	12.66%
Select Paper and Forest Products (load adj.)	-4.10%	3.61%	12.32%
S&P 500	16.32%	24.04%	19.49%
GS Cyclical Industries	-3.99%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $31,945 - a 219.45% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Fort James Corp.	7.0
Georgia-Pacific Corp.	5.5
International Paper Co.	5.1
Bowater, Inc.	5.0
Willamette Industries, Inc.	4.9
Smurfit-Stone Container Corp.	4.7
Georgia-Pacific Corp. - Timber Group	4.7
Consolidated Papers, Inc.	4.5
Mead Corp.	4.2
Westvaco Corp.	4.1
49.7

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Paper and Forest Products Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Adam Segel,
Portfolio Manager of Fidelity Select Paper & Forest Products Portfolio

Q. How did the fund perform, Adam?

A. For the six months that ended August 31, 2000, the fund returned 2.29%. The Goldman Sachs Cyclical Industries Index - an index of 253 stocks designed to measure the performance of companies in the cyclical industries sector - returned 12.70% during the period, while the Standard & Poor's 500 Index returned 11.73%. For the 12 months that ended August 31, 2000, the fund returned -1.06%. The Goldman Sachs index and S&P 500 returned -3.99% and 16.32%, respectively.

Q. What factors influenced the fund's performance?

A. The overall environment simply wasn't conducive to strong performance for the paper sector. Rising interest rates put a crimp in demand, as did the strength of the U.S. dollar versus overseas currencies. We also witnessed a slowdown in new home construction, which curtailed sales of lumber and other building products. On a positive note, a pickup in consolidation within the industry helped and the newsprint sub-group performed pretty well during the period.

Q. What trends occurred within the different paper grade groups, and how did they affect the fund's performance?

A. One general trend - and a negative one at that - was that inventories were high in most grades due to weak demand. This hurt groups such as containerboard and printing and writing papers. Pulp, the lead commodity for paper, was an exception during the period as we witnessed the lowest inventory levels for pulp since 1995. The newsprint grade - including stocks such as Bowater and Abitibi - performed well due to good supply/demand dynamics.

Q. What type of role did consolidation play during the period?

A. Consolidation was a big factor that mostly benefited the sector. By reducing the number of suppliers, producers can gain better control over prices, as well as capacity growth. In fact, the fund's two best performers during the period - Fort James and Champion International - were either acquired or in the process of being acquired at substantial premiums above their trading prices. The flip side of this was that the buying companies - Georgia-Pacific and International Paper - saw their stock values decline.

Q. Which other stocks performed well? Which proved disappointing?

A. Kimberly-Clark performed well relative to the sector. Because the company is a leading provider of tissue - and therefore more consumer product-oriented - its stock enjoyed a more attractive valuation than many other paper-related stocks. Buckeye Technologies - a leading manufacturer of cellulose-based specialty products - also performed well. In terms of disappointments, Canadian-based lumber companies Domtar and Tembec lagged, mainly due to the slowdown in home construction.

Q. What's your outlook for the next few months, Adam?

A. There are some catalysts in place for a potential rebound. Valuations, for instance, are at extremely low levels and this could provide a good impetus to own the stocks. Regarding interest rates, the Federal Reserve Board seems to have put the brakes on additional increases. If the Fed switches gears and decides to lower rates, paper stocks could get a nice boost. The supply outlook for the sector is relatively positive, and there isn't a lot of new capacity coming on. In fact, some companies may take some down time - or close down existing capacity altogether - to help offset the lack of demand. Lastly, there's always more room for consolidation. If demand can somehow pick up, it should alleviate some of the pressure on pulp prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 30, 1986

Fund number: 506

Trading symbol: FSPFX

Size: as of August 31, 2000, more than
$11 million

Manager: Adam Segel, since March 2000; analyst, cellular and wireless industries; furniture and appliance industries, since 1997; joined Fidelity in 1997

3

Semiannual Report

Paper and Forest Products Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.6%
	Shares	Value (Note 1)
COMPUTERS & OFFICE EQUIPMENT - 3.6%
A.T. Cross & Co. Class A (a)	77,389	$ 425,640
PACKAGING & CONTAINERS - 3.3%
Gaylord Container Corp. Class A (a)	2,600	7,150
Longview Fibre Co.	4,900	55,738
Packaging Corp. of America	6,600	77,138
Sonoco Products Co.	12,900	249,131
TOTAL PACKAGING & CONTAINERS		389,157
PAPER & FOREST PRODUCTS - 84.5%
Abitibi-Consolidated, Inc.	38,353	430,054
Alliance Forest Products, Inc. (a)	2,100	25,831
Boise Cascade Corp.	9,860	294,567
Bowater, Inc.	11,417	586,548
Buckeye Technologies, Inc. (a)	3,400	84,788
Canfor Corp.	5,900	44,907
Caraustar Industries, Inc.	3,529	54,479
Cascades, Inc.	3,700	19,110
Chesapeake Corp.	1,705	40,707
Consolidated Papers, Inc.	13,384	526,159
Domtar, Inc.	28,050	250,668
Fletcher Challenge Canada Ltd.	14,500	174,907
Fort James Corp.	26,244	829,961
Georgia-Pacific Corp.	24,163	646,360
Georgia-Pacific Corp. - Timber Group	18,853	552,629
International Paper Co.	18,874	601,609
Jefferson Smurfit Group PLC	700	1,355
Kimberly-Clark Corp.	7,292	426,582
Louisiana-Pacific Corp.	13,882	146,629
Mead Corp.	18,411	493,645
Mercer International, Inc. (SBI) (a)	48,713	481,041
Nexfor, Inc.	4,100	22,151
P.H. Glatfelter Co.	5,900	61,950
Potlatch Corp.	4,100	137,863
Rayonier, Inc.	3,700	153,781
Slocan Forest Products Ltd.	5,400	34,862
Smurfit-Stone Container Corp. (a)	42,300	555,188
Stora Enso Oyj	5,323	48,689
Svenska Cellulosa AB (SCA) (B Shares)	700	13,289
Tembec, Inc. Class A (a)	7,400	76,690
Temple-Inland, Inc.	8,977	380,961
UPM-Kymmene Corp.	3,574	90,297
Wausau-Mosinee Paper Corp.	5,100	45,263
West Fraser Timber Co. Ltd.	3,500	68,977
Westvaco Corp.	17,769	486,426
Weyerhaeuser Co.	10,418	482,484
Willamette Industries, Inc.	19,000	579,500
TOTAL PAPER & FOREST PRODUCTS		9,950,907
PUBLISHING - 0.6%
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	5,300	77,844

	Shares	Value (Note 1)
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Plum Creek Timber Co., Inc. (REIT)	2,850	$ 69,113
TOTAL COMMON STOCKS (Cost $10,685,345)		10,912,661
Cash Equivalents - 4.3%

Fidelity Cash Central Fund, 6.59% (b)	438,822	438,822
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	65,000	65,000
TOTAL CASH EQUIVALENTS (Cost $503,822)		503,822
TOTAL INVESTMENT PORTFOLIO - 96.9% (Cost $11,189,167)		11,416,483
NET OTHER ASSETS - 3.1%		360,077
NET ASSETS - 100%		$ 11,776,560
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $14,178,992 and $15,626,800, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,673 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $63,050. The fund received cash collateral of $65,000 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.7%
Canada	14.0
Finland	1.2
Others (individually less than 1%)	0.1
100.0%
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $11,560,084. Net unrealized depreciation aggregated $143,601, of which $968,609 related to appreciated investment securities and $1,112,210 related to depreciated investment securities.

At February 29, 2000, the fund had a capital loss carryforward of approximately $1,444,000 all of which will expire on February 28, 2007.
The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $1,496,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Paper and Forest Products Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $11,189,167) - See accompanying schedule		$ 11,416,483
Receivable for investments sold		726,098
Receivable for fund shares sold		50,138
Dividends receivable		25,633
Interest receivable		6,909
Redemption fees receivable		59
Other receivables		1,148
Total assets		12,226,468
Liabilities
Payable for investments purchased	$ 311,853
Payable for fund shares redeemed	47,059
Accrued management fee	6,093
Other payables and accrued expenses	19,903
Collateral on securities loaned, at value	65,000
Total liabilities		449,908
Net Assets		$ 11,776,560
Net Assets consist of:
Paid in capital		$ 15,196,357
Undistributed net investment income		38,652
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,686,553)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		228,104
Net Assets, for 520,278 shares outstanding		$ 11,776,560
Net Asset Value and redemption price per share ($11,776,560 ÷ 520,278 shares)		$22.64
Maximum offering price per share (100/97.00 of $22.64)		$23.34

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 164,788
Interest		33,127
Security lending		2,405
Total income		200,320
Expenses
Management fee	$ 37,386
Transfer agent fees	55,135
Accounting and security lending fees	30,394
Non-interested trustees' compensation	22
Custodian fees and expenses	9,902
Registration fees	18,728
Audit	5,081
Legal	31
Miscellaneous	24
Total expenses before reductions	156,703
Expense reductions	(6,311)	150,392
Net investment income		49,928
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(441,777)
Foreign currency transactions	(1,209)	(442,986)
Change in net unrealized appreciation (depreciation) on:
Investment securities	537,039
Assets and liabilities in foreign currencies	2,053	539,092
Net gain (loss)		96,106
Net increase (decrease) in net assets resulting from operations		$ 146,034
Other Information Sales charges paid to FDC		$ 31,556
Deferred sales charges withheld by FDC		$ 197
Exchange fees withheld by FSC		$ 3,113
Expense reductions Directed brokerage arrangements		$ 6,311

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income	$ 49,928	$ 179,999
Net realized gain (loss)	(442,986)	111,172
Change in net unrealized appreciation (depreciation)	539,092	(311,659)
Net increase (decrease) in net assets resulting from operations	146,034	(20,488)
Distributions to shareholders from net investment income	(26,332)	-
Share transactions Net proceeds from sales of shares	13,100,135	88,259,011
Reinvestment of distributions	25,313	-
Cost of shares redeemed	(13,925,730)	(86,313,272)
Net increase (decrease) in net assets resulting from share transactions	(800,282)	1,945,739
Redemption fees	45,343	239,998
Total increase (decrease) in net assets	(635,237)	2,165,249
Net Assets
Beginning of period	12,411,797	10,246,548
End of period (including undistributed net investment income of $38,652 and $15,056, respectively)	$ 11,776,560	$ 12,411,797
Other Information Shares
Sold	564,354	3,705,982
Issued in reinvestment of distributions	1,061	-
Redeemed	(605,032)	(3,701,544)
Net increase (decrease)	(39,617)	4,438

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 22.17	$ 18.45	$ 22.66	$ 21.63	$ 20.78	$ 21.14
Income from Investment Operations
Net investment income (loss) D	.09	.20	(.03)	(.12)	.01	.08
Net realized and unrealized gain (loss)	.34	3.26 G	(3.87)	3.13	2.08	1.83
Total from investment operations	.43	3.46	(3.90)	3.01	2.09	1.91
Less Distributions
From net investment income	(.04)	-	-	-	(.03)	(.08)
In excess of net investment income	-	-	-	(.04)	(.07)	-
From net realized gain	-	-	-	(2.07)	(1.25)	(2.27)
In excess of net realized gain	-	-	(.44)	-	-	-
Total distributions	(.04)	-	(.44)	(2.11)	(1.35)	(2.35)
Redemption fees added to paid in capital	.08	.26	.13	.13	.11	.08
Net asset value, end of period	$ 22.64	$ 22.17	$ 18.45	$ 22.66	$ 21.63	$ 20.78
Total Return B, C	2.29%	20.16%	(17.01)%	15.53%	10.87%	9.18%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 11,777	$ 12,412	$ 10,247	$ 31,384	$ 19,484	$ 27,270
Ratio of expenses to average net assets	2.36% A	1.89%	2.30%	2.18%	2.19%	1.91%
Ratio of expenses to average net assets after expense reductions	2.26% A, E	1.74% E	2.21% E	2.15% E	2.16% E	1.90% E
Ratio of net investment income (loss) to average net assets	.75% A	.85%	(.13)%	(.50)%	.04%	.34%
Portfolio turnover rate	234% A	383%	338%	235%	180%	78%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized. D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29 G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Transportation Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Transportation	20.79%	5.46%	88.98%	410.40%
Select Transportation (load adj.)	17.09%	2.22%	83.24%	395.02%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Cyclical Industries	12.70%	-3.99%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 253 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Transportation	5.46%	13.58%	17.70%
Select Transportation (load adj.)	2.22%	12.88%	17.34%
S&P 500	16.32%	24.04%	19.49%
GS Cyclical Industries	-3.99%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $49,502 - a 395.02% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Union Pacific Corp.	6.1
Southwest Airlines Co.	5.7
Canadian Pacific Ltd.	5.6
Burlington Northern Santa Fe Corp.	5.0
BFGoodrich Co.	4.5
Bombardier, Inc. Class A	4.3
Canadian National Railway Co.	4.2
CSX Corp.	3.8
General Electric Co.	3.4
United Parcel Service, Inc. Class B	3.3
45.9

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Transportation Portfolio
Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Jeff Feingold (left), who managed Fidelity Select Transportation Portfolio for the period covered by this report, with additional comments from Ian Gutterman (right), who became Portfolio Manager of the fund on September 1, 2000.

Q. How did the fund perform, Jeff?

J.F. For the six-month period that ended August 31, 2000, the fund returned 20.79%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 253 stocks designed to measure the performance of companies in the cyclical industries sector - returned 12.70%. During the same period, the Standard & Poor's 500 Index returned 11.73%. For the 12-month period that ended August 31, 2000, the fund returned 5.46%, while the Goldman Sachs index and the S&P 500 index returned -3.99% and 16.32%, respectively.

Q. What factors helped the fund outperform the Goldman Sachs index during the six-month period?

J.F. The fund's heavy concentration of airline and freight stocks, which outperformed most other cyclical industries in the broader index, made the largest contribution to performance. We also got a boost from a sharp correction in the technology sector in the spring, which sent investors fleeing to other areas of the market. During the second quarter of 2000, the fund delivered a negative return but still outperformed the index. Air freight and airline stocks stood out as the strongest performers, while weakness in auto and truck industry stocks detracted from returns. Still, the fund finished strong, led by improved airline stocks during the past three months.

Q. What was the catalyst for the surge in airline stocks?

J.F. The big driver was the moderation of the growth rate for seating capacity, which took place earlier this year. This slowdown helped put the supply and demand of seating capacity more in balance. When seating capacity supply gets out of hand, as it did in 1999, airline stocks historically have done poorly. But earlier in this period, seating capacity growth slowed to a more reasonable level, while at the same time demand remained high. Generally, demand for airline travel rises and falls with the strength of the economy, which remained fairly strong for most of the period. As a result, investors reacted favorably to this change in the supply/demand equation, and that put upward pressure on airline stock prices. In addition, airline consolidation speculation helped potential acquisition targets, such as Northwest and Continental.

Q. Fuel costs rose to historically high levels at the beginning and end of the period. How did this affect the market for transportation stocks?

J.F. Airlines generally were able to pass a portion of the fuel price increases on to their customers because of the favorable supply/demand equation. However, profits were still tempered by the rise in fuel costs - the one black cloud hanging over a market environment for airline stocks that was as good as it's been for a very long time. Shipping companies - such as United Parcel Service - and freight forwarders - such as Expeditors International - also were able to pass along higher rates. On the other hand, steep price competition and a poor supply/demand equation prevented railroad companies from passing along the fuel spikes.

Q. What stocks stood out as top performers? Which disappointed?

J.F. Kansas City Southern Industries, the fund's top performer, was helped by the rapid growth of its Janus mutual fund subsidiary. AMR, the parent company of American Airlines, rebounded nicely after concerns subsided about the competitive aspect of rival UAL, which owns United Airlines, and UAL's deal to acquire U.S. Airways. Among detractors, Sabre Holdings, which operates the world's largest airline reservation system, and Travelocity, an online ticket broker, underperformed due to fears about increasing competition in the reservation and Internet travel space.

Q. Turning to you Ian, what's your outlook?

I.G. If fuel prices remain at record-high levels, I will continue to remain underweighted in those areas - such as trucking - that have the highest exposure to fuel costs. If fuel prices retract a bit, our exposure to trucking could increase at the expense of our overweighted holdings in airlines and freight. The other factor affecting transportation stocks will be the economy. If it continues at a robust rate, the outlook should remain positive. Toward period end, however, there were some signs the economy had begun to slow. I will be watching for further evidence of this trend going forward.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: September 29, 1986

Fund number: 512

Trading symbol: FSRFX

Size: as of August 31, 2000, more than
$13 million

Manager: Ian Gutterman, since September 2000; manager, Fidelity Select Environmental Services Portfolio, since 1999; analyst, air freight, railroad and waste industries, 1999-present; joined Fidelity in 1999

3

Semiannual Report

Transportation Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 8.8%
BFGoodrich Co.	14,400	$ 587,700
Bombardier, Inc. Class A	34,000	566,089
TOTAL AEROSPACE & DEFENSE		1,153,789
AIR TRANSPORTATION - 22.0%
AirTran Holdings, Inc. (a)	22,900	94,463
Alaska Air Group, Inc. (a)	2,100	54,600
America West Holding Corp. Class B (a)	1,700	24,863
AMR Corp.	8,700	285,469
Atlantic Coast Airlines Holdings, Inc. (a)	3,900	123,825
Atlas Air, Inc. (a)	3,700	160,025
Continental Airlines, Inc. Class B (a)	7,200	346,500
Delta Air Lines, Inc.	7,000	346,500
Frontier Airlines, Inc. (a)	7,100	121,588
Northwest Airlines Corp. Class A (a)	12,200	382,013
SkyWest, Inc.	2,800	139,125
Southwest Airlines Co.	33,025	747,191
UAL Corp.	1,400	66,850
TOTAL AIR TRANSPORTATION		2,893,012
AUTOS, TIRES, & ACCESSORIES - 12.9%
AutoNation, Inc.	25,200	163,800
Cummins Engine Co., Inc.	2,700	95,850
Eaton Corp.	6,100	404,888
Federal Signal Corp.	4,600	99,188
General Motors Corp.	3,800	274,313
Honda Motor Co. Ltd. (a)	3,000	108,750
Navistar International Corp. (a)	10,300	386,250
PACCAR, Inc.	3,600	152,775
TOTAL AUTOS, TIRES, & ACCESSORIES		1,685,814
COMPUTER SERVICES & SOFTWARE - 2.1%
Sabre Holdings Corp. Class A	6,280	175,055
Travelocity.com, Inc. (a)	7,000	96,250
TOTAL COMPUTER SERVICES & SOFTWARE		271,305
ELECTRICAL EQUIPMENT - 3.4%
General Electric Co.	7,500	440,156
INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%
Parker-Hannifin Corp.	6,400	222,800
LEASING & RENTAL - 0.8%
Ryder System, Inc.	5,700	109,369
RAILROADS - 27.3%
Burlington Northern Santa Fe Corp.	29,400	657,825
Canadian National Railway Co.	19,000	551,988
Canadian Pacific Ltd.	27,000	733,945
CSX Corp.	20,800	496,600
Kansas City Southern Industries, Inc.	1,950	18,038

	Shares	Value (Note 1)
Norfolk Southern Corp.	20,800	$ 334,100
Union Pacific Corp.	20,000	794,996
TOTAL RAILROADS		3,587,492
SECURITIES INDUSTRY - 1.8%
Stilwell Financial, Inc. (a)	4,902	237,134
SHIP BUILDING & REPAIR - 2.1%
General Dynamics Corp.	4,400	276,925
SHIPPING - 3.1%
Frontline Ltd. (a)	14,500	217,020
Overseas Shipholding Group, Inc.	2,700	79,481
Teekay Shipping Corp.	2,500	115,625
TOTAL SHIPPING		412,126
TRUCKING & FREIGHT - 13.1%
CNF Transportation, Inc.	7,400	181,300
Covenant Transport, Inc. Class A (a)	5,000	52,500
EGL, Inc. (a)	1,300	46,719
Expeditors International of Washington, Inc.	4,930	241,570
FedEx Corp. (a)	8,700	351,045
Forward Air Corp. (a)	3,600	165,150
J.B. Hunt Transport Services, Inc.	2,500	33,750
Landstar System, Inc. (a)	2,700	137,700
United Parcel Service, Inc. Class B	7,900	437,956
Werner Enterprises, Inc.	5,000	67,500
TOTAL TRUCKING & FREIGHT		1,715,190
TOTAL COMMON STOCKS (Cost $12,013,759)		13,005,112
Cash Equivalents - 6.2%

Fidelity Cash Central Fund, 6.59% (b) (Cost $816,243)	816,243	816,243
TOTAL INVESTMENT PORTFOLIO - 105.3% (Cost $12,830,002)		13,821,355
NET OTHER ASSETS - (5.3)%		(694,300)
NET ASSETS - 100%		$ 13,127,055
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,039,307 and $9,610,559, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,737 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.6%
Canada	14.1
Norway	1.6
Others (individually less than 1%)	1.7
100.0%
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $12,937,218. Net unrealized appreciation aggregated $884,137, of which $1,670,573 related to appreciated investment securities and $786,436 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Transportation Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $12,830,002) - See accompanying schedule		$ 13,821,355
Cash		10,709
Receivable for fund shares sold		6,487
Dividends receivable		22,338
Interest receivable		6,337
Redemption fees receivable		177
Other receivables		27
Total assets		13,867,430
Liabilities
Payable for investments purchased	$ 18,655
Payable for fund shares redeemed	692,537
Accrued management fee	6,672
Other payables and accrued expenses	22,511
Total liabilities		740,375
Net Assets		$ 13,127,055
Net Assets consist of:
Paid in capital		$ 12,493,375
Accumulated net investment (loss)		(55,727)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(301,946)
Net unrealized appreciation (depreciation) on investments		991,353
Net Assets, for 522,700 shares outstanding		$ 13,127,055
Net Asset Value and redemption price per share ($13,127,055 ÷ 522,700 shares)		$25.11
Maximum offering price per share (100/97.00 of $25.11)		$25.89

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 59,870
Interest		24,651
Security lending		269
Total income		84,790
Expenses
Management fee	$ 34,900
Transfer agent fees	44,346
Accounting and security lending fees	30,389
Non-interested trustees' compensation	21
Custodian fees and expenses	7,783
Registration fees	18,123
Audit	7,660
Legal	22
Miscellaneous	26
Total expenses before reductions	143,270
Expense reductions	(2,753)	140,517
Net investment income (loss)		(55,727)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(136,560)
Foreign currency transactions	1,328	(135,232)
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,222,995
Assets and liabilities in foreign currencies	7	2,223,002
Net gain (loss)		2,087,770
Net increase (decrease) in net assets resulting from operations		$ 2,032,043
Other Information
Sales charges paid to FDC		$ 26,752
Deferred sales charges withheld by FDC		$ 13
Exchange fees withheld by FSC		$ 420
Expense reductions
Directed brokerage arrangements		$ 2,753

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (55,727)	$ (112,921)
Net realized gain (loss)	(135,232)	3,816,618
Change in net unrealized appreciation (depreciation)	2,223,002	(2,492,345)
Net increase (decrease) in net assets resulting from operations	2,032,043	1,211,352
Distributions to shareholders From net realized gain	-	(3,020,619)
In excess of net realized gain	(105,905)	-
Total distributions	(105,905)	(3,020,619)
Share transactions Net proceeds from sales of shares	10,125,834	38,904,845
Reinvestment of distributions	97,367	2,884,955
Cost of shares redeemed	(9,246,182)	(49,710,711)
Net increase (decrease) in net assets resulting from share transactions	977,019	(7,920,911)
Redemption fees	22,379	76,905
Total increase (decrease) in net assets	2,925,536	(9,653,273)
Net Assets
Beginning of period	10,201,519	19,854,792
End of period (including accumulated net investment loss of $55,727 and $0, respectively)	$ 13,127,055	$ 10,201,519
Other Information Shares
Sold	425,874	1,445,730
Issued in reinvestment of distributions	4,219	121,282
Redeemed	(394,025)	(1,873,381)
Net increase (decrease)	36,068	(306,369)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 H	1999	1998	1997	1996 H
Net asset value, beginning of period	$ 20.96	$ 25.04	$ 28.34	$ 22.23	$ 21.92	$ 20.53
Income from Investment Operations
Net investment income (loss) D	(.11)	(.14)	(.18)	(.02)	(.13)	(.09) E
Net realized and unrealized gain (loss)	4.41	.93	(.58)	8.85	1.06	2.60
Total from investment operations	4.30	.79	(.76)	8.83	.93	2.51
Less Distributions
From net realized gain	-	(4.97)	(2.64)	(2.80)	(.71)	(1.22)
In excess of net realized gain	(.19)	-	-	-	-	-
Total distributions	(.19)	(4.97)	(2.64)	(2.80)	(.71)	(1.22)
Redemption fees added to paid in capital	.04	.10	.10	.08	.09	.10
Net asset value, end of period	$ 25.11	$ 20.96	$ 25.04	$ 28.34	$ 22.23	$ 21.92
Total Return B, C	20.79%	2.15%	(1.73)%	41.15%	4.67%	12.95%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 13,127	$ 10,202	$ 19,855	$ 64,282	$ 8,890	$ 11,445
Ratio of expenses to average net assets	2.30% A	1.77%	1.96%	1.58%	2.50% F	2.47% F
Ratio of expenses to average net assets after expense reductions	2.26% A, G	1.71% G	1.90% G	1.54% G	2.48% G	2.44% G
Ratio of net investment income (loss) to average net assets	(.90)% A	(.54)%	(.68)%	(.06)%	(.58)%	(.43)%
Portfolio turnover rate	168% A	318%	182%	210%	148%	175%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.05 per share. F FMR agreed to reimburse a portion of the fund's expenses, or expenses were limited in accordance with a state expense limitation. Without this reimbursement, the fund's expense ratio would have been higher. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Banking Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Banking	27.45%	4.41%	135.26%	792.35%
Select Banking (load adj.)	23.55%	1.21%	128.13%	765.50%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Financial Services	35.48%	19.10%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 256 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Banking	4.41%	18.66%	24.47%
Select Banking (load adj.)	1.21%	17.93%	24.09%
S&P 500	16.32%	24.04%	19.49%
GS Financial Services	19.10%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Banking Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $86,550 - a 765.50% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Bank of New York Co., Inc.	6.9
Mellon Financial Corp.	6.4
Firstar Corp.	5.9
Wells Fargo & Co.	5.6
FleetBoston Financial Corp.	5.5
Bank One Corp.	5.3
Citigroup, Inc.	5.2
PNC Financial Services Group, Inc.	4.7
Chase Manhattan Corp.	4.5
Bank of America Corp.	3.5
53.5

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Banking Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Samuel Peters,
Portfolio Manager
of Fidelity Select
Banking Portfolio

Q. How did the fund perform, Sam?

A. For the six months that ended August 31, 2000, the fund returned 27.45%. The Goldman Sachs Financial Services Index - an index of 256 stocks designed to measure the performance of companies in the financial services sector - returned 35.48% during this period, while the Standard & Poor's 500 Index returned 11.73%. For the 12-month period that ended August 31, 2000, the fund returned 4.41%, while the Goldman Sachs index and S&P 500 returned 19.10% and 16.32%, respectively.

Q. What factors influenced the fund's performance during the period?

A. Back in March, bank stocks as a group were in a funk, mostly due to rising interest rates, increased credit risk and difficulty in growing deposits. As a result, I focused my efforts less on banks that were dependent on loan-related income and more on high-quality banks with some sort of processing component to their business. These stocks - including names such as Bank of New York and Mellon Financial - had fallen with the rest of the group, but bounced back on the strength of good fundamentals.

Q. Why did the fund trail the Goldman Sachs index?

A. I stayed true to the fund's name by investing primarily in bank stocks. The Goldman index, on the other hand, includes brokerage stocks, which performed exceptionally well during this period.

Q. Market perception seems to be that interest-rate hikes are on hold for the time being. Are there any economic concerns that could hold bank stocks back?

A. Interest-rate worries have indeed subsided, but there's plenty to worry about on the credit side. Commercial credit is rising, albeit from unsustainably low levels. Many companies - perhaps feeling invincible from the long economic expansion we've seen - have become overleveraged. There's a lot of pressure for companies to post good earnings numbers and, in some cases, the pressure results in risky operating strategies that backfire. A great example of this involved movie theaters. Companies were so busy investing heavily in their elaborate, 24-screen multiplexes that they forgot about their older, smaller theaters. Those theaters got to the point of being outdated, so the companies had to throw more dollars into updating them. Since much of this funding came in the form of leveraged loans, this trend hurt a number of bank stocks, including fund holding Wachovia.

Q. How would you define a money-center bank? Did they play a role during the period?

A. Historically, money-center banks were large, wholesale banks that did business on both national and international levels. That's all changing today. For example, Citigroup is now a global financial conglomerate, while Chase Manhattan has become more of an investment bank. The fund counted three money-center banks among its top-10 holdings at the end of the period, including Citigroup, Chase Manhattan and Bank of America. Among these, Citigroup was its best performer.

Q. Which other stocks performed well during the period? Which performed poorly?

A. Mellon and PNC Financial performed well, as both continued to transition their business models to become more processing-oriented. On a disappointing note, First Security stumbled after its planned merger with Zions Bancorp fell through. Digital Insight - a company that helps smaller banks establish a presence on the Internet - was another disappointment as the stock fell in conjunction with the technology meltdown we witnessed in the spring. The fund no longer owned First Security and Digital Insight at the end of the period.

Q. What's your outlook for the next few months, Sam?

A. I think the credit-risk cloud is going to make for some choppy performance within the banking sector. As such, I plan to stick with the high-quality processing banks for the near-term. Many of these stocks are less exposed to credit problems and tend to have the revenue growth to overcome potential credit-related losses.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 30, 1986

Fund number: 507

Trading symbol: FSRBX

Size: as of August 31, 2000, more than
$446 million

Manager: Samuel Peters, since February 2000; analyst, retail and office furniture industries, since 1998; joined Fidelity in 1998

3

Semiannual Report

Banking Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
BANKS - 85.1%
AmSouth Bancorp.	240,500	$ 4,389,125
Associated Banc-Corp.	55,000	1,381,016
Bank of America Corp.	288,606	15,458,459
Bank of New York Co., Inc.	590,996	30,990,348
Bank One Corp.	673,526	23,741,792
BB&T Corp.	242,342	6,558,380
Cathay Bancorp, Inc.	10,000	498,750
Chase Manhattan Corp.	360,800	20,159,700
City National Corp.	20,000	781,250
Comerica, Inc.	240,500	13,543,156
Commerce Bancorp, Inc.	77,000	3,979,938
Commerce Bancshares, Inc.	65,000	2,340,000
Compass Bancshares, Inc.	100,000	1,825,000
East West Bancorp, Inc.	40,000	682,500
Fifth Third Bancorp	303,000	13,994,813
First Union Corp.	384,800	11,135,150
First Virginia Banks, Inc.	50,000	2,137,500
Firstar Corp.	1,100,000	26,262,500
FleetBoston Financial Corp.	577,954	24,671,411
Huntington Bancshares, Inc.	231,770	3,911,119
Imperial Bancorp	20,000	435,000
KeyCorp	46,000	928,625
M&T Bank Corp.	12,000	5,816,250
Marshall & Ilsley Corp.	25,000	1,218,750
Mellon Financial Corp.	630,000	28,507,500
Mercantile Bankshares Corp.	55,000	1,896,641
National City Corp.	179,000	3,747,813
National Commmerce Bancorp	100,000	1,931,250
North Fork Bancorp, Inc.	44,700	799,013
Northern Trust Corp.	125,100	10,547,494
PNC Financial Services Group, Inc.	354,200	20,875,663
Popular, Inc.	125,100	2,580,188
Silicon Valley Bancshares (a)	47,000	2,708,375
SouthTrust Corp.	155,000	4,369,063
State Street Corp.	79,900	9,408,225
Summit Bancorp	144,300	3,995,306
SunTrust Banks, Inc.	250,747	12,380,633
Synovus Finanical Corp.	260,000	5,118,750
U.S. Bancorp	600,000	13,050,000
UnionBanCal Corp.	140,218	3,479,159
Wachovia Corp.	150,000	8,596,875
Wells Fargo & Co.	577,300	24,932,144
Westamerica Bancorp.	20,000	606,250
Zions Bancorp	77,000	3,445,750
TOTAL BANKS		379,816,624
COMPUTERS & OFFICE EQUIPMENT - 0.2%
Tidel Technologies, Inc. (a)	100,000	793,750

	Shares	Value (Note 1)
CREDIT & OTHER FINANCE - 5.9%
Citigroup, Inc.	400,000	$ 23,350,000
Investors Financial Services Corp.	30,000	1,846,875
Old Kent Financial Corp.	42,000	1,231,125
TOTAL CREDIT & OTHER FINANCE		26,428,000
FEDERAL SPONSORED CREDIT - 1.6%
Fannie Mae	64,400	3,461,500
Freddie Mac	86,600	3,648,025
TOTAL FEDERAL SPONSORED CREDIT		7,109,525
SAVINGS & LOANS - 0.4%
TCF Financial Corp.	50,000	1,640,625
SECURITIES INDUSTRY - 0.4%
Bear Stearns Companies, Inc.	25,000	1,676,563
TOTAL COMMON STOCKS (Cost $319,639,175)		417,465,087
Cash Equivalents - 6.2%

Fidelity Cash Central Fund, 6.59% (b) (Cost $27,918,438)	27,918,438	27,918,438
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $347,557,613)		445,383,525
NET OTHER ASSETS - 0.2%		791,916
NET ASSETS - 100%		$ 446,175,441
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $158,583,122 and $150,727,675, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $19,877 for the period.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $350,490,983. Net unrealized appreciation aggregated $94,892,542, of which $108,651,416 related to appreciated investment securities and $13,758,874 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Banking Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $347,557,613) - See accompanying schedule		$ 445,383,525
Receivable for investments sold		1,977,527
Receivable for fund shares sold		1,170,758
Dividends receivable		1,023,671
Interest receivable		163,853
Redemption fees receivable		3,694
Other receivables		10,145
Total assets		449,733,173
Liabilities
Payable for fund shares redeemed	$ 3,113,728
Accrued management fee	209,267
Other payables and accrued expenses	234,737
Total liabilities		3,557,732
Net Assets		$ 446,175,441
Net Assets consist of:
Paid in capital		$ 365,690,824
Undistributed net investment income		4,344,378
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,685,673)
Net unrealized appreciation (depreciation) on investments		97,825,912
Net Assets, for 14,456,010 shares outstanding		$ 446,175,441
Net Asset Value and redemption price per share ($446,175,441 ÷ 14,456,010 shares)		$30.86
Maximum offering price per share (100/97.00 of $30.86)		$31.81

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 5,907,947
Interest		1,016,523
Security lending		3,149
Total income		6,927,619
Expenses
Management fee	$ 1,219,752
Transfer agent fees	1,189,098
Accounting and security lending fees	138,932
Non-interested trustees' compensation	490
Custodian fees and expenses	6,359
Registration fees	73,668
Audit	18,459
Legal	854
Miscellaneous	152
Total expenses before reductions	2,647,764
Expense reductions	(64,523)	2,583,241
Net investment income		4,344,378
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(16,065,062)
Change in net unrealized appreciation (depreciation) on investment securities		98,116,852
Net gain (loss)		82,051,790
Net increase (decrease) in net assets resulting from operations		$ 86,396,168
Other Information
Sales charges paid to FDC		$ 603,096
Deferred sales charges withheld by FDC		$ 1,461
Exchange fees withheld by FSC		$ 19,703
Expense reductions
Directed brokerage arrangements		$ 62,300
Transfer agent credits		2,223
		$ 64,523

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Banking Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income	$ 4,344,378	$ 6,999,703
Net realized gain (loss)	(16,065,062)	170,152,158
Change in net unrealized appreciation (depreciation)	98,116,852	(293,422,297)
Net increase (decrease) in net assets resulting from operations	86,396,168	(116,270,436)
Distributions to shareholders From net investment income	(1,508,459)	(6,587,083)
From net realized gain	(31,788,294)	(127,472,407)
In excess of net realized gain	(5,620,611)	-
Total distributions	(38,917,364)	(134,059,490)
Share transactions Net proceeds from sales of shares	257,388,817	233,488,860
Reinvestment of distributions	36,957,085	127,608,941
Cost of shares redeemed	(260,048,495)	(673,927,965)
Net increase (decrease) in net assets resulting from share transactions	34,297,407	(312,830,164)
Redemption fees	862,223	868,559
Total increase (decrease) in net assets	82,638,434	(562,291,531)
Net Assets
Beginning of period	363,537,007	925,828,538
End of period (including undistributed net investment income of $4,344,378 and $3,725,496, respectively)	$ 446,175,441	$ 363,537,007
Other Information Shares
Sold	8,663,591	6,263,157
Issued in reinvestment of distributions	1,334,578	3,483,815
Redeemed	(9,274,183)	(18,286,774)
Net increase (decrease)	723,986	(8,539,802)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 26.47	$ 41.57	$ 43.18	$ 32.82	$ 24.37	$ 18.01
Income from Investment Operations
Net investment income D	.29	.39	.39	.40	.37	.52
Net realized and unrealized gain (loss)	6.62	(7.74)	.91	11.41	9.70	6.78
Total from investment operations	6.91	(7.35)	1.30	11.81	10.07	7.30
Less Distributions
From net investment income	(.10)	(.36)	(.28)	(.28)	(.27)	(.25)
From net realized gain	(2.11)	(7.44)	(2.66)	(1.23)	(1.40)	(.72)
In excess of net realized gain	(.37)	-	-	-	-	-
Total distributions	(2.58)	(7.80)	(2.94)	(1.51)	(1.67)	(.97)
Redemption fees added to paid in capital	.06	.05	.03	.06	.05	.03
Net asset value, end of period	$ 30.86	$ 26.47	$ 41.57	$ 43.18	$ 32.82	$ 24.37
Total Return B, C	27.45%	(22.07)%	3.10%	36.64%	43.33%	40.94%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 446,175	$ 363,537	$ 925,829	$ 1,338,896	$ 837,952	$ 315,178
Ratio of expenses to average net assets	1.22% A	1.23%	1.17%	1.25%	1.46%	1.41%
Ratio of expenses to average net assets after expense reductions	1.19% A, E	1.19% E	1.16% E	1.24% E	1.45% E	1.40% E
Ratio of net investment income to average net assets	2.00% A	1.00%	.91%	1.07%	1.36%	2.42%
Portfolio turnover rate	77% A	94%	22%	25%	43%	103%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Brokerage and Investment Management Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management	42.65%	66.04%	335.79%	1,137.36%
Select Brokerage and Investment Management (load adj.)	38.30%	60.98%	322.64%	1,100.16%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Financial Services	35.48%	19.10%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 256 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management	66.04%	34.23%	28.60%
Select Brokerage and Investment Management (load adj.)	60.98%	33.41%	28.21%
S&P 500	16.32%	24.04%	19.49%
GS Financial Services	19.10%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $120,016 - a 1,100.16% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Morgan Stanley Dean Witter & Co.	6.8
Lehman Brothers Holdings, Inc.	6.5
Bear Stearns Companies, Inc.	5.0
Charles Schwab Corp.	4.9
Goldman Sachs Group, Inc.	4.7
Merrill Lynch & Co., Inc.	4.5
Citigroup, Inc.	4.4
Stilwell Financial, Inc.	3.9
DLJ, Inc.	3.0
American Express Co.	2.9
46.6

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Brokerage and Investment Management Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Ted Orenstein,
Portfolio Manager of Fidelity Select Brokerage and Investment Management Portfolio

Q. How did the fund perform, Ted?

A. The fund did very well. For the six months that ended August 31, 2000, the fund returned 42.65%. Meanwhile, the Goldman Sachs Financial Services Index - an index of 256 stocks designed to measure the performance of companies in the financial services sector - returned 35.48%, and the Standard & Poor's 500 Index returned 11.73%. For the 12 months ending August 31, 2000, the fund gained 66.04%, while the Goldman Sachs index returned 19.10% and the S&P 500 gained 16.32%.

Q. How did the fund beat its benchmarks so resoundingly?

A. The fund was heavily weighted toward high-margin, large-cap capital markets firms. There were three reasons why these stocks did so well. The first was valuation - these stocks were relatively cheap compared to other financial stocks and industry sectors, while displaying above-average growth rates and return on equity. The second reason was the exceptionally strong capital markets environment, which was fueled by both domestic and European activity, combined with good liquidity in the market. Capital markets companies continued to maintain good balance sheet control, industry pricing was solid, and a robust pipeline and backlog of business were maintained. The third factor that drove these stocks was consolidation, fueled by the perceived need for scale and size to compete in today's financial marketplace.

Q. What was your focus during the past six months?

A. In addition to the capital markets firms, I focused on the asset management industry, which benefited from positive asset flows, good valuations and improved profitability. Private market valuations were higher than public market valuations, meaning they were worth more than they traded for on the market. I thought they were attractive investment opportunities and took advantage of that. I also selectively invested in life insurance companies, looking for those with good earnings growth and the potential to be involved in a consolidation move.

Q. Which stocks helped the performance of the fund?

A. Lehman Brothers, Morgan Stanley Dean Witter and Bear Stearns all had strong performance during the six-month period. Lehman had the most attractive valuation and was the best performer among the financial capital markets firms. It was only a matter of time before the market realized how much its business improved as the company transitioned from its traditional fixed-income oriented businesses to a focus on equity trading, underwriting and advisory services. Its balance sheet leverage also improved and expenses were managed well - the result of an excellent management team. Lehman also was the subject of takeover speculation, which, when added to the other factors, made it a significant outperformer for the fund. Morgan Stanley has a well-diversified business mix with leading market shares in its high-margin businesses - advisory and underwriting services. It also made improvements in its asset management business and benefited from growth in its credit card business. Bear Stearns came back from a disappointing 1999 to have much better performance thus far in 2000. The company experienced less volatility in its earnings stream compared to many of its peers, which was not reflected in its valuation. Its clearing business was a consistent performer, its valuation was attractive and the outlook for the stock remained positive.

Q. Were there any detractors from performance?

A. Unfortunately, Daiwa, Nikko and Nomura each hurt performance. These three Japanese brokerage firms suffered as the Japanese economy contracted. After significantly outperforming the market last year and contributing to the fund's return, the Japanese brokers underperformed during the past six months. However, their long-term outlook is good given current valuation levels and business pipelines.

Q. What's your outlook?

A. It's positive. Interest rates seem to have stabilized and capital markets are healthy. Swap - an arrangement where two companies lend to each other - and credit spreads have declined, which should lead to increased issuance and an improved outlook for fixed-income markets. The capital markets environment remains strong both domestically and internationally, balance sheets and expenses are under control, and the business pipelines are robust. These factors bode well for continued positive stock performance, considering current valuations that look reasonable based on earnings growth.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Note to shareholders: Effective September 28, 2000, Jennifer Nettesheim became Portfolio Manager of Fidelity Select Brokerage and Investment Management Portfolio.

Fund Facts

Start date: July 29, 1985

Fund number: 068

Trading symbol: FSLBX

Size: as of August 31, 2000, more than
$745 million

Manager: Ted Orenstein, since 1999; equity analyst for securities brokerage industry, 1998-1999; joined Fidelity in 1998

3

Semiannual Report

Brokerage and Investment Management Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value (Note 1)
BANKS - 9.9%
Bank of America Corp.	27,800	$ 1,489,038
Bank of New York Co., Inc.	21,000	1,101,188
Bank Sarasin & Compagnie Series B (Reg.)	1	3,102
Chase Manhattan Corp.	229,500	12,823,313
Credit Suisse Group (Reg.)	89,900	18,800,184
J.P. Morgan & Co., Inc.	104,900	17,537,969
Julius Baer Holding AG	1,600	7,905,320
Mellon Financial Corp.	63,200	2,859,800
Northern Trust Corp.	20,900	1,762,131
PNC Financial Services Group, Inc.	76,000	4,479,250
Royal Bank of Canada	29,900	1,750,516
State Street Corp.	8,400	989,100
Toronto Dominion Bank	79,300	2,266,099
TOTAL BANKS		73,767,010
COMPUTER SERVICES & SOFTWARE - 2.8%
DST Systems, Inc. (a)	225,400	21,187,600
CREDIT & OTHER FINANCE - 8.2%
American Express Co.	362,200	21,415,075
Citigroup, Inc.	566,566	33,073,290
Providian Financial Corp.	58,900	6,769,819
TOTAL CREDIT & OTHER FINANCE		61,258,184
FEDERAL SPONSORED CREDIT - 0.2%
Freddie Mac	31,900	1,343,788
INSURANCE - 4.8%
AFLAC, Inc.	70,800	3,823,200
AMBAC Financial Group, Inc.	23,400	1,512,225
American International Group, Inc.	27,487	2,449,779
Kingsway Financial Services, Inc. (a)	174,700	706,398
Liberty Financial Companies, Inc.	59,100	1,396,238
Marsh & McLennan Companies, Inc.	112,100	13,311,875
MBIA, Inc.	11,600	762,700
Nationwide Financial Services, Inc. Class A	95,200	3,796,100
Protective Life Corp.	26,800	770,500
Reinsurance Group of America, Inc.	61,950	1,765,575
Reliastar Financial Corp.	76,558	4,119,777
Sun Life Financial Services Canada, Inc.	50,000	1,053,347
UICI (a)	16,200	107,325
TOTAL INSURANCE		35,575,039

	Shares	Value (Note 1)
RAILROADS - 0.2%
Kansas City Southern Industries, Inc.	149,600	$ 1,383,800
REAL ESTATE INVESTMENT TRUSTS - 0.0%
AMRESCO Capital Trust, Inc.	33,500	360,125
SECURITIES INDUSTRY - 65.3%
A.G. Edwards, Inc.	85,900	4,466,800
Affiliated Managers Group, Inc. (a)	96,500	5,379,875
AGF Management Ltd. Class B (non-vtg.)	24,760	415,611
AXA Financial, Inc.	213,700	11,058,975
Bear Stearns Companies, Inc.	559,286	37,507,117
BlackRock, Inc. Class A	156,400	6,412,400
Charles Schwab Corp.	962,600	36,759,288
CI Fund Management, Inc.	49,300	904,587
Dain Rauscher Corp.	96,750	7,782,328
Daiwa Securities Group, Inc.	905,000	11,283,866
DLJ, Inc.	254,500	22,523,250
E*Trade Group, Inc. (a)	542,600	9,631,150
Eaton Vance Corp. (non-vtg.)	69,100	3,347,031
eSpeed, Inc. Class A	58,700	1,805,025
Federated Investors, Inc. Class B (non-vtg.)	720,250	16,880,859
Franklin Resources, Inc.	341,300	12,969,400
Goldman Sachs Group, Inc.	271,700	34,794,581
Investment Technology Group, Inc. (a)	27,800	1,334,400
Investors Group, Inc.	67,700	943,153
Jefferies Group, Inc.	95,400	2,903,738
John Nuveen Co. (The) Class A	23,600	1,070,850
Knight Trading Group, Inc. (a)	236,900	7,432,738
Legg Mason, Inc.	234,932	12,392,663
Lehman Brothers Holdings, Inc.	335,100	48,589,500
Mackenzie Financial Corp.	119,400	1,931,172
Merrill Lynch & Co., Inc.	229,400	33,263,000
Morgan Keegan, Inc.	69,325	1,390,833
Morgan Stanley Dean Witter & Co.	470,730	50,632,894
Neuberger Berman, Inc.	66,200	3,918,213
Nikko Securities Co. Ltd.	924,000	8,913,434
Nomura Securities Co. Ltd.	411,000	9,613,246
PaineWebber Group, Inc.	266,600	19,061,900
Pioneer Group, Inc. (a)	35,400	1,544,325
Raymond James Financial, Inc.	25,125	716,063
Stilwell Financial, Inc. (a)	608,400	29,431,350
T. Rowe Price Associates, Inc.	93,600	4,235,400
TD Waterhouse Group, Inc. (a)	269,100	5,449,275
Waddell & Reed Financial, Inc.:
Class A	427,454	14,907,458
Class B	88,241	2,967,104
Wit Soundview Group, Inc. (a)	20,800	192,400
TOTAL SECURITIES INDUSTRY		486,757,252
TOTAL COMMON STOCKS (Cost $399,705,593)		681,632,798
Cash Equivalents - 12.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.59% (b)	89,462,720	$ 89,462,720
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	2,409,000	2,409,000
TOTAL CASH EQUIVALENTS (Cost $91,871,720)		91,871,720
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $491,577,313)	773,504,518
NET OTHER ASSETS - (3.7)%	(27,739,808)
NET ASSETS - 100%	$ 745,764,710
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $195,094,328 and $115,173,759, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $17,355 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $2,290,375. The fund received cash collateral of $2,409,000 which was invested in cash equivalents.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $492,652,283. Net unrealized appreciation aggregated $280,852,235, of which $287,633,052 related to appreciated investment securities and $6,780,817 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Brokerage and Investment Management Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $491,577,313) - See accompanying schedule		$ 773,504,518
Receivable for fund shares sold		8,241,288
Dividends receivable		233,254
Interest receivable		496,092
Redemption fees receivable		1,184
Other receivables		192
Total assets		782,476,528
Liabilities
Payable for investments purchased	$ 32,406,347
Payable for fund shares redeemed	1,317,885
Accrued management fee	311,715
Other payables and accrued expenses	266,871
Collateral on securities loaned, at value	2,409,000
Total liabilities		36,711,818
Net Assets		$ 745,764,710
Net Assets consist of:
Paid in capital		$ 449,274,613
Undistributed net investment income		891,818
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		13,686,652
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		281,911,627
Net Assets, for 11,645,269 shares outstanding		$ 745,764,710
Net Asset Value and redemption price per share ($745,764,710 ÷ 11,645,269 shares)		$64.04
Maximum offering price per share (100/97.00 of $64.04)		$66.02

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 2,447,552
Interest		1,404,764
Security lending		22,191
Total income		3,874,507
Expenses
Management fee	$ 1,516,448
Transfer agent fees	1,222,516
Accounting and security lending fees	168,343
Non-interested trustees' compensation	779
Custodian fees and expenses	17,912
Registration fees	58,229
Audit	10,085
Legal	900
Miscellaneous	17,634
Total expenses before reductions	3,012,846
Expense reductions	(30,157)	2,982,689
Net investment income		891,818
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	16,353,035
Foreign currency transactions	(199,888)	16,153,147
Change in net unrealized appreciation (depreciation) on:
Investment securities	161,240,901
Assets and liabilities in foreign currencies	407	161,241,308
Net gain (loss)		177,394,455
Net increase (decrease) in net assets resulting from operations		$ 178,286,273
Other Information
Sales charges paid to FDC		$ 1,284,848
Deferred sales charges withheld by FDC		$ 2,176
Exchange fees withheld by FSC		$ 11,070
Expense reductions
Directed brokerage arrangements		$ 28,156
Custodian credits		1,303
Transfer agent credits		698
		$ 30,157

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Brokerage and Investment Management Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ 891,818	$ (430,856)
Net realized gain (loss)	16,153,147	56,881,968
Change in net unrealized appreciation (depreciation)	161,241,308	14,521,134
Net increase (decrease) in net assets resulting from operations	178,286,273	70,972,246
Distributions to shareholders From net investment income	-	(594,460)
From net realized gain	(9,935,568)	(29,239,962)
Total distributions	(9,935,568)	(29,834,422)
Share transactions Net proceeds from sales of shares	379,168,752	461,837,909
Reinvestment of distributions	9,567,198	28,620,298
Cost of shares redeemed	(235,422,785)	(591,672,937)
Net increase (decrease) in net assets resulting from share transactions	153,313,165	(101,214,730)
Redemption fees	528,950	1,123,789
Total increase (decrease) in net assets	322,192,820	(58,953,117)
Net Assets
Beginning of period	423,571,890	482,525,007
End of period (including undistributed net investment income of $891,818 and $0, respectively)	$ 745,764,710	$ 423,571,890
Other Information Shares
Sold	6,907,793	10,180,475
Issued in reinvestment of distributions	184,731	654,132
Redeemed	(4,717,746)	(13,287,958)
Net increase (decrease)	2,374,778	(2,453,351)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 G	1999	1998	1997	1996 G
Net asset value, beginning of period	$ 45.69	$ 41.16	$ 39.78	$ 25.76	$ 18.49	$ 15.51
Income from Investment Operations
Net investment income (loss) D	.09	(.04)	.10	.16	.08	.09
Net realized and unrealized gain (loss)	19.13	7.64	1.72	14.46	7.80	4.29
Total from investment operations	19.22	7.60	1.82	14.62	7.88	4.38
Less Distributions
From net investment income	-	(.05)	(.01)	(.09)	(.06)	(.04)
From net realized gain	(.92)	(3.13)	(.52)	(.61)	(.65)	(1.09)
In excess of net realized gain	-	-	-	-	-	(.35)
Total distributions	(.92)	(3.18)	(.53)	(.70)	(.71)	(1.48)
Redemption fees added to paid in capital	.05	.11	.09	.10	.10	.08
Net asset value, end of period	$ 64.04	$ 45.69	$ 41.16	$ 39.78	$ 25.76	$ 18.49
Total Return B, C	42.65%	19.14%	4.76%	57.56%	44.27%	29.85%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 745,765	$ 423,572	$ 482,525	$ 676,067	$ 458,787	$ 38,382
Ratio of expenses to average net assets	1.11% A	1.29%	1.26%	1.33%	1.94%	1.64% E
Ratio of expenses to average net assets after expense reductions	1.10% A, F	1.28% F	1.24% F	1.29% F	1.93% F	1.61% F
Ratio of net investment income to average net assets	.33% A	(.09)%	.26%	.49%	.37%	.50%
Portfolio turnover rate	45% A	47%	59%	100%	16%	166%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Financial Services Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Financial Services	35.07%	18.82%	178.47%	838.22%
Select Financial Services (load adj.)	30.94%	15.18%	170.04%	810.00%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Financial Services	35.48%	19.10%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 256 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Financial Services	18.82%	22.73%	25.09%
Select Financial Services (load adj.)	15.18%	21.98%	24.71%
S&P 500	16.32%	24.04%	19.49%
GS Financial Services	19.10%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $91,000 - an 810.00% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Morgan Stanley Dean Witter & Co.	5.3
Citigroup, Inc.	5.2
American International Group, Inc.	4.4
American Express Co.	4.1
Fannie Mae	3.7
Wells Fargo & Co.	3.4
Charles Schwab Corp.	2.8
Berkshire Hathaway, Inc. Class A	2.8
Bank of America Corp.	2.5
Merrill Lynch & Co., Inc.	2.3
36.5

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Financial Services Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

James Catudal,
Portfolio Manager of Fidelity Select Financial Services Portfolio

Q. How did the fund perform, Jim?

A. For the six months that ended August 31, 2000, the fund returned 35.07%. In comparison, the Goldman Sachs Financial Services Index - an index of 256 stocks designed to measure the performance of companies in the financial services industry - returned 35.48%, while the Standard & Poor's 500 Index returned 11.73%. For the 12 months ending August 31, 2000, the fund returned 18.82%, while the Goldman Sachs Financial Services Index returned 19.10% and the S&P 500 index had a return of 16.32%.

Q. What factors affected the performance of financial services stocks during the six-month period?

A. After a difficult period in the previous 12 months caused by fears of inflation and rising interest rates, the environment for financial services stocks improved as the six-month period progressed. Financial services stocks were helped by the widening perception that the Federal Reserve Board was nearing the completion of its interest-rate hikes. For the most part, large-cap financial services companies did better than mid-cap and small-cap companies. Among banks, commercial credit quality started to deteriorate, although consumer credit quality remained good. A number of banks lowered their earnings expectations, especially in the past six months, which negatively affected the performance of their stocks. In addition, several relatively high-profile banking mergers ran into trouble as the acquiring institutions struggled to integrate the operations of the newly combined companies. Increasingly, the traditional plain-vanilla bank became recognized in the market as a slow-growth business. The banks and financial services companies that branched into faster-growing businesses had much better results, and investors gravitated toward the companies they saw as winners.

Q. How did financial institutions other than banks perform?

A. Investment management companies did well, helped by an increase in merger-and-acquisition activity, their high level of recurring fee income and their long-term growth prospects. Investment banks and securities companies had poor performance early in the period, but rebounded in July and August after reporting better-than-expected earnings. Their stocks also were helped by the separate announcements that PaineWebber and DLJ were to be acquired by European institutions. Commercial property-and-casualty insurance companies and life insurance companies also saw improved performance, although personal property-and-casualty companies continued to have problems.

Q. What were your principal strategies?

A. I overweighted consumer finance, investment management and property-and-casualty and life insurance companies. I also increased the weighting in brokerage stocks late in the period. In general, I underweighted traditional banks, although I emphasized companies such as Bank of New York and State Street that had large data-processing operations for the securities business. Also, I emphasized successful large-cap financial services companies such as Citigroup, American Express, Morgan Stanley Dean Witter and American International Group. I also overweighted government-sponsored enterprises such as Fannie Mae and Freddie Mac, although they were disappointing performers. I liked them because their stocks were selling at very low valuations and they tend to do well when the Federal Reserve has completed its cycle of interest-rate hikes.

Q. What investments helped performance, and what investments hurt?

A. Morgan Stanley Dean Witter, a diversified financial services company, had very strong performance, helped by its equity underwriting business. Citigroup also performed well as all its businesses reported good results. Freddie Mac and Fannie Mae were disappointments, although I continued to like their prospects. They were hurt by rising interest rates and political controversies over their size and over the implied government guarantees behind the securities they issue.

Q. What is your outlook?

A. We are in an unusual period in which we have to assess both the positive effects of a likely end to interest-rate increases and the negative effects of potential commercial credit quality problems. The prospects for financial services stocks in general will depend on whether the economy has a hard landing, in which growth slows significantly, or a soft landing, in which growth slows to a more moderate level. If we suffer a hard landing, financial companies will be hurt. If it's a soft landing, they should do relatively well. I have tried to position the fund with stocks that have the potential to do well in either scenario.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 10, 1981

Fund number: 066

Trading symbol: FIDSX

Size: as of August 31, 2000, more than
$553 million

Manager: James Catudal, since February 2000; manager, Fidelity Select Energy Service Portfolio, 1998-2000; Fidelity Select Industrial Materials Portfolio, 1997-1998; joined Fidelity in 1997

3

Semiannual Report

Financial Services Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value (Note 1)
BANKS - 22.9%
Bank of America Corp.	256,079	$ 13,716,231
Bank of New York Co., Inc.	188,736	9,896,844
Bank One Corp.	127,519	4,495,045
Canadian Imperial Bank of Commerce	50,000	1,532,450
Capital One Financial Corp.	64,000	3,860,000
Chase Manhattan Corp.	106,550	5,953,481
Comerica, Inc.	31,167	1,755,092
Commerce Bancorp, Inc.	10,000	516,875
Fifth Third Bancorp	45,000	2,078,438
First Security Corp.	70,000	1,067,500
First Union Corp.	61,327	1,774,650
Firstar Corp.	205,000	4,894,375
FleetBoston Financial Corp.	221,234	9,443,926
J.P. Morgan & Co., Inc.	50,000	8,359,375
M&T Bank Corp.	2,500	1,211,719
Marshall & Ilsley Corp.	8,000	390,000
Mellon Financial Corp.	170,000	7,692,500
Northern Trust Corp.	4,000	337,250
PNC Financial Services Group, Inc.	103,500	6,100,031
Royal Bank of Canada	64,000	3,746,925
Silicon Valley Bancshares (a)	7,000	403,375
State Street Corp.	53,000	6,240,750
SunTrust Banks, Inc.	90,000	4,443,750
Synovus Finanical Corp.	55,000	1,082,813
Toronto Dominion Bank	123,000	3,514,883
U.S. Bancorp	87,089	1,894,186
UnionBanCal Corp.	20,476	508,061
Wachovia Corp.	9,000	515,813
Wells Fargo & Co.	442,200	19,097,513
TOTAL BANKS		126,523,851
COMPUTER SERVICES & SOFTWARE - 0.1%
Network Engines, Inc.	100	3,913
SEI Investments Co.	13,000	825,500
TOTAL COMPUTER SERVICES & SOFTWARE		829,413
CREDIT & OTHER FINANCE - 15.6%
American Express Co.	385,900	22,816,338
Associates First Capital Corp. Class A	342,200	9,624,375
Citigroup, Inc.	491,333	28,681,564
Countrywide Credit Industries, Inc.	25,071	949,564
Household International, Inc.	209,046	10,034,208
Indymac Bancorp, Inc.	37,000	624,375
MBNA Corp.	276,500	9,763,906
Metris Companies, Inc.	9,000	323,438
NextCard, Inc. (a)	9,000	73,969
Providian Financial Corp.	32,500	3,735,469
TOTAL CREDIT & OTHER FINANCE		86,627,206

	Shares	Value (Note 1)
FEDERAL SPONSORED CREDIT - 6.5%
Fannie Mae	384,500	$ 20,666,875
Freddie Mac	282,600	11,904,525
USA Education, Inc.	90,000	3,526,875
TOTAL FEDERAL SPONSORED CREDIT		36,098,275
GENERAL MERCHANDISE STORES - 0.2%
Federated Department Stores, Inc. (a)	40,000	1,105,000
INSURANCE - 22.5%
ACE Ltd.	137,000	4,812,125
AFLAC, Inc.	93,000	5,022,000
Allmerica Financial Corp.	53,200	3,238,550
Allstate Corp.	97,000	2,819,063
AMBAC Financial Group, Inc.	27,400	1,770,725
American General Corp.	51,000	3,713,438
American International Group, Inc.	272,043	24,245,832
Aon Corp.	20,000	746,250
Arthur J. Gallagher & Co.	24,000	1,176,000
AXA SA de CV sponsored ADR	13,000	914,063
Berkshire Hathaway, Inc.:
Class A (a)	269	15,521,300
Class B (a)	1,700	3,252,100
Commerce Group, Inc.	7,000	182,000
Conseco, Inc.	125,900	1,062,281
Everest Re Group Ltd.	30,000	1,207,500
Hartford Financial Services Group, Inc.	101,000	6,729,125
HCC Insurance Holdings, Inc.	60,000	1,267,500
Jefferson-Pilot Corp.	32,000	2,118,000
John Hancock Financial Services, Inc.	60,000	1,515,000
Lincoln National Corp.	15,000	810,000
Loews Corp.	25,000	2,023,438
Marsh & McLennan Companies, Inc.	52,500	6,234,375
MBIA, Inc.	52,400	3,445,300
MetLife, Inc.	150,000	3,646,875
Nationwide Financial Services, Inc. Class A	50,000	1,993,750
PartnerRe Ltd.	22,000	922,625
PMI Group, Inc.	19,600	1,215,200
Protective Life Corp.	17,000	488,750
Reliastar Financial Corp.	40,636	2,186,725
RenaissanceRe Holdings Ltd.	15,000	718,125
SAFECO Corp.	25,000	657,813
Sun Life Financial Services Canada, Inc.	205,000	4,318,722
The Chubb Corp.	95,000	7,273,438
The St. Paul Companies, Inc.	60,000	2,857,500
UnumProvident Corp.	35,000	759,063
XL Capital Ltd. Class A	50,000	3,446,875
TOTAL INSURANCE		124,311,426
LODGING & GAMING - 0.1%
Starwood Hotels & Resorts Worldwide, Inc. unit	25,000	800,000
Common Stocks - continued
	Shares	Value (Note 1)
RAILROADS - 0.0%
Kansas City Southern Industries, Inc.	11,500	$ 106,375
REAL ESTATE INVESTMENT TRUSTS - 3.3%
AMB Property Corp.	41,000	991,688
Apartment Investment & Management Co. Class A	25,000	1,121,875
Archstone Communities Trust	40,000	985,000
Arden Realty Group, Inc.	5,000	127,500
Avalonbay Communities, Inc.	20,000	893,750
BRE Properties, Inc. Class A	10,000	291,875
Cousins Properties, Inc.	25,000	1,028,125
Crescent Real Estate Equities Co.	80,000	1,770,000
Duke-Weeks Realty Corp.	40,000	950,000
Equity Office Properties Trust	70,000	2,021,250
Equity Residential Properties Trust (SBI)	46,200	2,217,600
First Industrial Realty Trust, Inc.	8,000	237,500
Host Marriott Corp.	50,000	534,375
Kimco Realty Corp.	30,000	1,218,750
ProLogis Trust	40,000	915,000
Public Storage, Inc.	55,000	1,340,625
Simon Property Group, Inc.	15,000	342,188
Spieker Properties, Inc.	25,000	1,365,625
TOTAL REAL ESTATE INVESTMENT TRUSTS		18,352,726
SAVINGS & LOANS - 3.1%
Astoria Financial Corp.	20,000	702,500
Charter One Financial, Inc.	57,750	1,371,563
Commercial Federal Corp.	50,000	903,125
Golden State Bancorp, Inc.	75,000	1,509,375
Golden West Financial Corp.	44,000	2,095,500
TCF Financial Corp.	100,000	3,281,250
Washington Mutual, Inc.	208,880	7,310,800
TOTAL SAVINGS & LOANS		17,174,113
SECURITIES INDUSTRY - 18.3%
A.G. Edwards, Inc.	25,000	1,300,000
AXA Financial, Inc.	88,200	4,564,350
Bear Stearns Companies, Inc.	48,387	3,244,953
Charles Schwab Corp.	410,186	15,663,978
DLJ, Inc.	22,000	1,947,000
DLJdirect, Inc. (a)	5,000	40,625
Eaton Vance Corp. (non-vtg.)	20,000	968,750
Federated Investors, Inc. Class B (non-vtg.)	64,950	1,522,266
Franklin Resources, Inc.	25,000	950,000
Goldman Sachs Group, Inc.	74,700	9,566,269
Legg Mason, Inc.	15,000	791,250
Lehman Brothers Holdings, Inc.	34,700	5,031,500
Mackenzie Financial Corp.	45,000	727,829
Merrill Lynch & Co., Inc.	89,000	12,905,000
Morgan Stanley Dean Witter & Co.	272,200	29,278,502
Neuberger Berman, Inc.	15,000	887,813

	Shares	Value (Note 1)
PaineWebber Group, Inc.	15,000	$ 1,072,500
Raymond James Financial, Inc.	10,000	285,000
Stilwell Financial, Inc. (a)	71,000	3,434,625
T. Rowe Price Associates, Inc.	27,000	1,221,750
TD Waterhouse Group, Inc. (a)	60,000	1,215,000
Waddell & Reed Financial, Inc. Class A	124,802	4,352,470
Wit Soundview Group, Inc. (a)	10,000	92,500
TOTAL SECURITIES INDUSTRY		101,063,930
SERVICES - 0.2%
H&R Block, Inc.	25,000	896,875
TOTAL COMMON STOCKS (Cost $361,637,760)		513,889,190
Cash Equivalents - 7.4%

Fidelity Cash Central Fund, 6.59% (b)	39,168,935	39,168,935
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	1,496,700	1,496,700
TOTAL CASH EQUIVALENTS (Cost $40,665,635)		40,665,635
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $402,303,395)		554,554,825
NET OTHER ASSETS - (0.2)%		(918,046)
NET ASSETS - 100%		$ 553,636,779
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $286,332,596 and $220,585,861, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $34,287 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,377,844. The fund received cash collateral of $1,496,700 which was invested in cash equivalents.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $406,960,498. Net unrealized appreciation aggregated $147,594,327, of which $155,972,131 related to appreciated investment securities and $8,377,804 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Financial Services Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $402,303,395) - See accompanying schedule		$ 554,554,825
Receivable for investments sold		4,728,462
Receivable for fund shares sold		5,656,816
Dividends receivable		601,336
Interest receivable		210,527
Redemption fees receivable		2,184
Other receivables		870
Total assets		565,755,020
Liabilities
Payable for investments purchased	$ 8,575,293
Payable for fund shares redeemed	1,595,880
Accrued management fee	248,985
Other payables and accrued expenses	201,383
Collateral on securities loaned, at value	1,496,700
Total liabilities		12,118,241
Net Assets		$ 553,636,779
Net Assets consist of:
Paid in capital		$ 399,837,016
Undistributed net investment income		2,679,457
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,131,241)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		152,251,547
Net Assets, for 5,137,555 shares outstanding		$ 553,636,779
Net Asset Value and redemption price per share ($553,636,779 ÷ 5,137,555 shares)		$107.76
Maximum offering price per share (100/97.00 of $107.76)		$111.09

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 4,082,280
Interest		971,607
Security lending		7,728
Total income		5,061,615
Expenses
Management fee	$ 1,278,153
Transfer agent fees	1,012,123
Accounting and security lending fees	145,151
Non-interested trustees' compensation	653
Custodian fees and expenses	12,139
Registration fees	50,050
Audit	11,389
Legal	759
Miscellaneous	116
Total expenses before reductions	2,510,533
Expense reductions	(112,855)	2,397,678
Net investment income		2,663,937
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	108,517
Foreign currency transactions	9,614	118,131
Change in net unrealized appreciation (depreciation) on:
Investment securities	121,168,519
Assets and liabilities in foreign currencies	117	121,168,636
Net gain (loss)		121,286,767
Net increase (decrease) in net assets resulting from operations		$ 123,950,704
Other Information Sales charges paid to FDC		$ 644,267
Deferred sales charges withheld by FDC		$ 5,517
Exchange fees withheld by FSC		$ 11,963
Expense reductions Directed brokerage arrangements		$ 110,814
Custodian credits		508
Transfer agent credits		1,533
		$ 112,855

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income	$ 2,663,937	$ 3,404,646
Net realized gain (loss)	118,131	39,254,789
Change in net unrealized appreciation (depreciation)	121,168,636	(106,918,398)
Net increase (decrease) in net assets resulting from operations	123,950,704	(64,258,963)
Distributions to shareholders From net investment income	(563,383)	(3,318,425)
From net realized gain	(6,606,735)	(25,466,741)
In excess of net realized gain	(1,131,241)	-
Total distributions	(8,301,359)	(28,785,166)
Share transactions Net proceeds from sales of shares	288,540,243	375,427,486
Reinvestment of distributions	7,952,247	27,476,805
Cost of shares redeemed	(203,226,728)	(513,506,187)
Net increase (decrease) in net assets resulting from share transactions	93,265,762	(110,601,896)
Redemption fees	569,986	798,200
Total increase (decrease) in net assets	209,485,093	(202,847,825)
Net Assets
Beginning of period	344,151,686	546,999,511
End of period (including undistributed net investment income of $2,679,457 and $1,570,371, respectively)	$ 553,636,779	$ 344,151,686
Other Information Shares
Sold	3,016,148	3,739,478
Issued in reinvestment of distributions	86,045	281,965
Redeemed	(2,197,192)	(5,214,250)
Net increase (decrease)	905,001	(1,192,807)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 81.31	$ 100.82	$ 103.28	$ 82.94	$ 65.70	$ 48.23
Income from Investment Operations
Net investment income D	.57	.67	.56	.70	.74	1.03
Net realized and unrealized gain (loss)	27.53	(14.61)	7.88	30.65	21.55	17.56
Total from investment operations	28.10	(13.94)	8.44	31.35	22.29	18.59
Less Distributions
From net investment income	(.12)	(.64)	(.19)	(.64)	(.63)	(.37)
From net realized gain	(1.41)	(5.09)	(10.81)	(10.51)	(4.56)	(.91)
In excess of net realized gain	(.24)	-	-	-	-	-
Total distributions	(1.77)	(5.73)	(11.00)	(11.15)	(5.19)	(1.28)
Redemption fees added to paid in capital	.12	.16	.10	.14	.14	.16
Net asset value, end of period	$ 107.76	$ 81.31	$ 100.82	$ 103.28	$ 82.94	$ 65.70
Total Return B, C	35.07%	(14.53)%	8.42%	41.08%	35.54%	39.05%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 553,637	$ 344,152	$ 547,000	$ 604,908	$ 426,424	$ 270,466
Ratio of expenses to average net assets	1.10% A	1.19%	1.20%	1.31%	1.45%	1.42%
Ratio of expenses to average net assets after expense reductions	1.05% A, E	1.17% E	1.18% E	1.29% E	1.43% E	1.41% E
Ratio of net investment income to average net assets	1.17% A	.66%	.58%	.78%	1.03%	1.78%
Portfolio turnover rate	104% A	57%	60%	84%	80%	125%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Home Finance Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Home Finance	30.87%	3.31%	74.08%	768.73%
Select Home Finance (load adj.)	26.87%	0.14%	68.78%	742.60%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Financial Services	35.48%	19.10%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 256 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Home Finance	3.31%	11.72%	24.13%
Select Home Finance (load adj.)	0.14%	11.04%	23.75%
S&P 500	16.32%	24.04%	19.49%
GS Financial Services	19.10%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $84,260 - a 742.60% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Freddie Mac	10.1
Fannie Mae	9.7
PMI Group, Inc.	5.6
Golden West Financial Corp.	5.3
TCF Financial Corp.	4.7
Washington Mutual, Inc.	4.2
Astoria Financial Corp.	4.2
PNC Financial Services Group, Inc.	4.1
Charter One Financial, Inc.	4.1
Household International, Inc.	4.0
56.0

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Home Finance Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Victor Thay,
Portfolio Manager
of Fidelity Select
Home Finance Portfolio

Q. How did the fund perform, Victor?

A. The fund did very well on an absolute basis and compared with the overall market, although performance lagged some other components of the strong financial services sector. For the six months that ended August 31, 2000, the fund returned 30.87%. By comparison, the Goldman Sachs Financial Services Index - an index of 256 stocks designed to measure the performance of companies in the financial services sector - returned 35.48%, while the Standard & Poor's 500 Index posted a return of 11.73% over the same period. For the 12 months that ended August 31, 2000, the fund returned 3.31%, while the Goldman Sachs index and the S&P 500 returned 19.10% and 16.32%, respectively.

Q. Why did the fund beat the S&P 500 but underperform the Goldman Sachs index during the six-month period?

A. Versus the overall market, as represented by the S&P 500, the fund was helped by investors' belief that the Federal Reserve Board might be finished raising interest rates. The general market's returns also were tempered by a stiff correction last spring that hit the technology sector particularly hard. On the other hand, strength in brokerage stocks, due in part to a series of high-profile takeover announcements, helped boost the returns of the Goldman Sachs index. In addition, insurance stocks, which typically are much more heavily weighted in the Goldman Sachs index than in the fund, did well, as many of them were perceived to offer attractive values compared with other financial services stocks.

Q. What made investors think that the Fed might be finished raising interest rates?

A. There were two more interest-rate hikes during the period - one in March and one in May. The latter featured a 0.50% increase in both the federal funds target rate and the discount rate. The size of that last increase and the fact that we've seen six tightening moves in just a year's time led many investors to wonder if the Fed would take a breather after the May increase. It normally takes 12 to 18 months for changes in interest rates to be fully reflected in the economy, and over the summer data on employment and economic growth began to suggest that the economy might be slowing. Accordingly, the Fed held rates steady at its June and August meetings.

Q. What stocks performed well during the period?

A. Golden West Financial was the fund's best performer. When interest rates rise, adjustable-rate mortgages become a more popular financing vehicle, and Golden West was well positioned to increase its portfolio of adjustable loans. Another beneficial holding was mortgage insurer PMI Group. The mortgage insurance group had been depressed when it appeared that Freddie Mac and Fannie Mae - both government-sponsored enterprises - might enter the mortgage insurance market and provide more competition for existing players. However, that scenario did not come to pass, and PMI Group continued to post impressive earnings during the period. Lender TCF Financial also performed well, as the company effectively pursued its strategy of marketing through branches in supermarkets.

Q. What stocks detracted from performance?

A. Intuit, the maker of personal finance and tax software, was the fund's worst performer. The stock declined early in the period on news that design flaws in the company's Web site caused it to leak confidential information to Internet advertiser DoubleClick. Homestore.com, an Internet portal for those looking for homes or home loans, was a victim of the sharp technology sell-off last spring. Finally, Microsoft retreated due to disappointing Windows 2000 sales figures as well as negative publicity regarding the U.S. Justice Department's antitrust suit against the company. I sold all three stocks.

Q. What's your outlook, Victor?

A. The key question regarding the near-term outlook is whether the Fed can be successful in engineering a so-called soft landing - that is, slower growth without a recession. Things look promising so far, but I will continue to monitor the economic data for clues about where the economy is headed. My central focus, however, is to identify home finance companies with the best business models and most savvy management teams - companies that can prosper in a variety of economic environments.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 16, 1985

Fund number: 098

Trading symbol: FSVLX

Size: as of August 31, 2000, more than
$267 million

Manager: Victor Thay, since 1999; manager, Fidelity Select Natural Gas Portfolio, 1997-1999; analyst, U.S. and Canadian exploration and production industry, 1996-1999; analyst, Canadian equities, 1995-1996; joined Fidelity in 1995

3

Semiannual Report

Home Finance Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1)
BANKS - 12.5%
Banknorth Group, Inc.	464,875	$ 7,612,328
North Fork Bancorp, Inc.	120,900	2,161,088
PNC Financial Services Group, Inc.	186,800	11,009,525
Seacoast Financial Services Corp.	213,200	2,158,650
Wells Fargo & Co.	243,400	10,511,838
TOTAL BANKS		33,453,429
CREDIT & OTHER FINANCE - 10.4%
Countrywide Credit Industries, Inc.	210,801	7,984,088
Greenpoint Financial Corp.	327,300	8,550,713
Household International, Inc.	224,100	10,756,800
Indymac Bancorp, Inc.	43,000	725,625
TOTAL CREDIT & OTHER FINANCE		28,017,226
FEDERAL SPONSORED CREDIT - 19.8%
Fannie Mae	484,800	26,058,000
Freddie Mac	641,300	27,014,758
TOTAL FEDERAL SPONSORED CREDIT		53,072,758
INSURANCE - 14.7%
MGIC Investment Corp.	129,200	7,598,575
Old Republic International Corp.	325,000	7,779,688
PMI Group, Inc.	242,610	15,041,820
Radian Group, Inc.	142,800	8,871,450
TOTAL INSURANCE		39,291,533
SAVINGS & LOANS - 36.4%
Astoria Financial Corp.	318,500	11,187,313
Charter One Financial, Inc.	462,870	10,993,163
Commercial Federal Corp.	167,325	3,022,308
Dime Bancorp, Inc.	125,000	2,296,875
Downey Financial Corp.	80,300	2,690,050
First Federal Savings & Loan Association of East Hartford	35,300	1,041,350
FirstFed Financial Corp. (a)	92,000	1,656,000
Golden State Bancorp, Inc.	436,792	8,790,439
Golden West Financial Corp.	300,700	14,320,838
Quaker City Bancorp, Inc. (a)	73,825	1,273,481
Richmond County Financial Corp.	68,000	1,368,500
Roslyn Bancorp, Inc.	201,415	3,990,535
TCF Financial Corp.	382,900	12,563,906
Washington Federal, Inc.	277,170	5,751,278
Washington Mutual, Inc.	319,880	11,195,800
Webster Financial Corp.	219,300	5,407,116
TOTAL SAVINGS & LOANS		97,548,952
TOTAL COMMON STOCKS (Cost $199,403,119)		251,383,898
Cash Equivalents - 5.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.59% (b) (Cost $15,809,286)	15,809,286	$ 15,809,286
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $215,212,405)	267,193,184
NET OTHER ASSETS - 0.3%	763,851
NET ASSETS - 100%	$ 267,957,035
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $98,327,425 and $106,680,353, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $15,893 for the period.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $215,851,372. Net unrealized appreciation aggregated $51,341,812, of which $60,028,917 related to appreciated investment securities and $8,687,105 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $9,089,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Home Finance Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $215,212,405) - See accompanying schedule		$ 267,193,184
Receivable for investments sold		1,936,007
Receivable for fund shares sold		175,457
Dividends receivable		364,229
Interest receivable		100,517
Redemption fees receivable		1,352
Other receivables		6,161
Total assets		269,776,907
Liabilities
Payable for fund shares redeemed	$ 1,520,371
Accrued management fee	125,911
Other payables and accrued expenses	173,590
Total liabilities		1,819,872
Net Assets		$ 267,957,035
Net Assets consist of:
Paid in capital		$ 221,160,606
Undistributed net investment income		1,121,294
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,302,278)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		51,977,413
Net Assets, for 6,640,760 shares outstanding		$ 267,957,035
Net Asset Value and redemption price per share ($267,957,035 ÷ 6,640,760 shares)		$40.35
Maximum offering price per share (100/97.00 of $40.35)		$41.60

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 2,294,378
Interest		511,600
Security lending		18,750
Total income		2,824,728
Expenses
Management fee	$ 694,638
Transfer agent fees	890,751
Accounting and security lending fees	79,938
Non-interested trustees' compensation	378
Custodian fees and expenses	4,820
Registration fees	23,390
Audit	12,473
Legal	521
Miscellaneous	116
Total expenses before reductions	1,707,025
Expense reductions	(48,842)	1,658,183
Net investment income		1,166,545
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		3,237,589
Change in net unrealized appreciation (depreciation) on:
Investment securities	54,720,214
Assets and liabilities in foreign currencies	(925)	54,719,289
Net gain (loss)		57,956,878
Net increase (decrease) in net assets resulting from operations		$ 59,123,423
Other Information
Sales charges paid to FDC		$ 157,944
Deferred sales charges withheld by FDC		$ 1,584
Exchange fees withheld by FSC		$ 15,546
Expense reductions
Directed brokerage arrangements		$ 45,894
Custodian credits		349
Transfer agent credits		2,599
		$ 48,842

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Home Finance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income	$ 1,166,545	$ 3,600,499
Net realized gain (loss)	3,237,589	5,414,103
Change in net unrealized appreciation (depreciation)	54,719,289	(94,930,098)
Net increase (decrease) in net assets resulting from operations	59,123,423	(85,915,496)
Distributions to shareholders From net investment income	(208,379)	(2,523,487)
From net realized gain	(486,376)	(8,694,427)
Total distributions	(694,755)	(11,217,914)
Share transactions Net proceeds from sales of shares	123,862,054	119,654,192
Reinvestment of distributions	659,544	10,658,735
Cost of shares redeemed	(128,456,152)	(561,225,441)
Net increase (decrease) in net assets resulting from share transactions	(3,934,554)	(430,912,514)
Redemption fees	404,952	663,676
Total increase (decrease) in net assets	54,899,066	(527,382,248)
Net Assets
Beginning of period	213,057,969	740,440,217
End of period (including undistributed net investment income of $1,121,294 and $2,868,182, respectively)	$ 267,957,035	$ 213,057,969
Other Information Shares
Sold	3,335,102	2,834,768
Issued in reinvestment of distributions	18,700	267,110
Redeemed	(3,603,251)	(13,801,852)
Net increase (decrease)	(249,449)	(10,699,974)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 30.92	$ 42.09	$ 53.36	$ 46.00	$ 33.30	$ 23.92
Income from Investment Operations
Net investment income D	.18	.30	.28	.33	.53	.53
Net realized and unrealized gain (loss)	9.29	(10.64)	(10.16)	13.10	14.60	9.72
Total from investment operations	9.47	(10.34)	(9.88)	13.43	15.13	10.25
Less Distributions
From net investment income	(.03)	(.19)	(.07)	(.29)	(.32)	(.19)
From net realized gain	(.07)	(.69)	(1.38)	(5.84)	(2.16)	(.73)
Total distributions	(.10)	(.88)	(1.45)	(6.13)	(2.48)	(.92)
Redemption fees added to paid in capital	.06	.05	.06	.06	.05	.05
Net asset value, end of period	$ 40.35	$ 30.92	$ 42.09	$ 53.36	$ 46.00	$ 33.30
Total Return B, C	30.87%	(24.88)%	(19.12)%	32.39%	47.50%	43.24%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 267,957	$ 213,058	$ 740,440	$ 1,668,610	$ 1,176,828	$ 617,035
Ratio of expenses to average net assets	1.38% A	1.39%	1.19%	1.21%	1.38%	1.35%
Ratio of expenses to average net assets after expense reductions	1.34% A, E	1.37% E	1.18% E	1.19% E	1.34% E	1.32% E
Ratio of net investment income to average net assets	.94% A	.72%	.57%	.67%	1.41%	1.80%
Portfolio turnover rate	86% A	91%	18%	54%	78%	81%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Insurance Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Insurance	54.78%	22.36%	174.16%	525.03%
Select Insurance (load adj.)	50.06%	18.62%	165.86%	506.21%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Financial Services	35.48%	19.10%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 256 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Insurance	22.36%	22.35%	20.11%
Select Insurance (load adj.)	18.62%	21.60%	19.75%
S&P 500	16.32%	24.04%	19.49%
GS Financial Services	19.10%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $60,621 - a 506.21% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
American International Group, Inc.	5.3
ACE Ltd.	5.2
XL Capital Ltd. Class A	5.0
AXA Financial, Inc.	4.9
AFLAC, Inc.	4.5
The St. Paul Companies, Inc.	4.5
Hartford Financial Services Group, Inc.	4.4
The Chubb Corp.	4.4
Berkshire Hathaway, Inc. Class A	4.3
CIGNA Corp.	3.8
46.3

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Insurance Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Timothy Cohen,
Portfolio Manager
of Fidelity Select
Insurance Portfolio

Q. How did the fund perform, Tim?

A. It did very well. For the six months that ended August 31, 2000, the fund returned 54.78%. In comparison, the Goldman Sachs Financial Services Index - an index of 256 stocks designed to measure the performance of companies in the financial services industry - returned 35.48%, while the Standard & Poor's 500 Index returned 11.73%. For the 12 months ending August 31, 2000, the fund returned 22.36%, while the Goldman Sachs index returned 19.10% and the S&P 500 index returned 16.32%.

Q. What factors contributed to the fund's outperformance of the Goldman Sachs index?

A. Nearly all financial stocks benefited from a better interest-rate environment. However, the insurance group outperformed financial services companies primarily because of the improved pricing power of commercial property-and-casualty companies. For the first time in more than a decade, commercial property-and-casualty companies were able to raise their prices, and this helped the stocks of both the commercial carriers and the re-insurance companies. Previously, during an extended period of intense price competition among commercial carriers, the smarter companies had stopped writing new policies. Eventually, the weaker companies that had been writing policies at low prices started running into trouble, with some even going out of business. With restricted supply, pricing power eventually returned to the industry and the stronger companies showed improved earnings. Personal property-and-casualty companies, which write automobile and homeowners insurance, also had improved stock performance, although not as strong as the commercial companies. Personal lines are being affected by changes in distribution and the emergence of strong competition by companies that market directly to the consumer, rather than through agents. Life insurance companies also performed well, with fundamentals continuing to be driven by the strong growth in retirement savings products such as annuities.

Q. What were your principal strategies during the past six months?

A. I de-emphasized personal property-and-casualty lines in favor of commercial property-and-casualty insurers because the pricing story became so compelling. I also maintained an emphasis on selected life insurance companies and bond insurance companies. Even though the stocks of bond insurers had declined in value because of rising interest rates, they still enjoyed strong earnings growth and had excellent fundamentals.

Q. What stocks were major contributors to performance? Were there any disappointments?

A. Most of the biggest contributors were companies benefiting from the improved pricing for commercial underwriters. These included underwriters Hartford Financial, ACE and Chubb Corp., as well as brokers, including Marsh & McLennan, the world's largest insurance broker. Bond insurance companies such as AMBAC also had very strong performance. AMBAC had a consistent record of earnings growth of 15%-to-20% a year, and yet its stock was selling at a very attractive price. E.W. Blanch, an insurance broker formerly held by the fund, did not perform well. This former fast-growing company failed to meet earnings expectations and its stock was punished.

Q. What is your outlook, Tim?

A. I think the outlook still is very good, especially for the commercial property-and-casualty companies. Their stocks were beaten up for years, and now the companies are at an early stage of an improved pricing cycle that has the potential to persist. I think financial services stocks in general look good as evidence accumulates that economic growth has begun to slow and interest rates may start going down. Unlike banks, insurance companies don't make loans, so they don't have the credit problems of banks. I am not optimistic about personal property-and-casualty companies, however. They don't have very much pricing power, and their claims costs are rising. Life insurance companies continue to have a strong long-term outlook. An aging population makes it likely that retirement savings will continue to grow and life insurance companies are well-positioned to capture a major share of this growth.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Note to shareholders: Effective September 28, 2000, Forrest Fontana became Portfolio Manager of Fidelity Select Insurance Portfolio.

Fund Facts

Start date: December 16, 1985

Fund number: 045

Trading symbol: FSPCX

Size: as of August 31, 2000, more than
$102 million

Manager: Timothy Cohen, since 1999;
equity analyst, business and consumer services, 1996-1998; joined Fidelity in 1996

3

Semiannual Report

Insurance Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1)
INSURANCE - 87.0%
ACE Ltd.	151,300	$ 5,314,413
Aetna, Inc.	20,400	1,141,125
AFLAC, Inc.	85,900	4,638,600
Allmerica Financial Corp.	41,173	2,506,406
AMBAC Financial Group, Inc.	53,700	3,470,363
American General Corp.	38,000	2,766,875
American International Group, Inc.	61,155	5,450,436
Arthur J. Gallagher & Co.	10,200	499,800
Berkshire Hathaway, Inc. Class A (a)	76	4,385,200
Brown & Brown, Inc.	48,200	1,286,338
CIGNA Corp.	40,700	3,958,075
Commerce Group, Inc.	33,000	858,000
Conseco, Inc.	99,400	838,688
Everest Re Group Ltd.	68,200	2,745,050
Hartford Financial Services Group, Inc.	68,600	4,570,475
HCC Insurance Holdings, Inc.	92,500	1,954,063
Hilb, Rogal & Hamilton Co.	31,700	1,268,000
HSB Group, Inc.	45,200	1,805,175
Jefferson-Pilot Corp.	40,300	2,667,356
John Hancock Financial Services, Inc.	47,300	1,194,325
Lincoln National Corp.	26,500	1,431,000
Marsh & McLennan Companies, Inc.	32,600	3,871,250
MBIA, Inc.	25,400	1,670,050
MetLife, Inc.	56,900	1,383,381
MGIC Investment Corp.	5,500	323,469
Nationwide Financial Services, Inc. Class A	5,300	211,338
PartnerRe Ltd.	65,200	2,734,325
PMI Group, Inc.	21,850	1,354,700
Protective Life Corp.	31,700	911,375
Reliastar Financial Corp.	24,648	1,326,371
RenaissanceRe Holdings Ltd.	54,200	2,594,825
SAFECO Corp.	40,800	1,073,550
The Chubb Corp.	59,200	4,532,500
The St. Paul Companies, Inc.	96,300	4,586,288
UnumProvident Corp.	140,335	3,043,515
XL Capital Ltd. Class A	74,600	5,142,738
TOTAL INSURANCE		89,509,438
MEDICAL FACILITIES MANAGEMENT - 1.2%
Wellpoint Health Networks, Inc. (a)	14,600	1,260,163
SECURITIES INDUSTRY - 4.9%
AXA Financial, Inc.	97,500	5,045,625
TOTAL COMMON STOCKS (Cost $77,329,932)		95,815,226
Cash Equivalents - 5.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.59% (b)	5,270,680	$ 5,270,680
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	701,100	701,100
TOTAL CASH EQUIVALENTS (Cost $5,971,780)		5,971,780
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $83,301,712)		101,787,006
NET OTHER ASSETS - 1.1%		1,118,660
NET ASSETS - 100%		$ 102,905,666
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $105,655,973 and $59,827,843, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $13,492 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $657,281. The fund received cash collateral of $701,100 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.9%
Bermuda	13.1
Cayman Islands	5.0
100.0%
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $84,971,120. Net unrealized appreciation aggregated $16,815,886, of which $18,812,496 related to appreciated investment securities and $1,996,610 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $383,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Insurance Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $83,301,712) - See accompanying schedule		$ 101,787,006
Receivable for investments sold		2,461,942
Receivable for fund shares sold		943,600
Dividends receivable		132,287
Interest receivable		44,129
Redemption fees receivable		2,706
Other receivables		242
Total assets		105,371,912
Liabilities
Payable for fund shares redeemed	$ 1,672,103
Accrued management fee	46,527
Other payables and accrued expenses	46,516
Collateral on securities loaned, at value	701,100
Total liabilities		2,466,246
Net Assets		$ 102,905,666
Net Assets consist of:
Paid in capital		$ 84,579,990
Undistributed net investment income		208,557
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(368,175)
Net unrealized appreciation (depreciation) on investments		18,485,294
Net Assets, for 2,405,233 shares outstanding		$ 102,905,666
Net Asset Value and redemption price per share ($102,905,666 ÷ 2,405,233 shares)		$42.78
Maximum offering price per share (100/97.00 of $42.78)		$44.10

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 483,603
Interest		149,965
Security lending		554
Total income		634,122
Expenses
Management fee	$ 189,223
Transfer agent fees	171,779
Accounting and security lending fees	30,709
Non-interested trustees' compensation	88
Custodian fees and expenses	16,290
Registration fees	23,375
Audit	5,818
Legal	86
Miscellaneous	33
Total expenses before reductions	437,401
Expense reductions	(11,836)	425,565
Net investment income		208,557
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	343,821
Foreign currency transactions	163	343,984
Change in net unrealized appreciation (depreciation) on investment securities		21,545,482
Net gain (loss)		21,889,466
Net increase (decrease) in net assets resulting from operations		$ 22,098,023
Other Information
Sales charges paid to FDC		$ 188,810
Deferred sales charges withheld by FDC		$ 415
Exchange fees withheld by FSC		$ 3,390
Expense reductions
Directed brokerage arrangements		$ 11,750
Custodian credits		86
		$ 11,836

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Insurance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ 208,557	$ (77,804)
Net realized gain (loss)	343,984	9,100,781
Change in net unrealized appreciation (depreciation)	21,545,482	(18,366,238)
Net increase (decrease) in net assets resulting from operations	22,098,023	(9,343,261)
Distributions to shareholders from net realized gains	-	(11,006,673)
Share transactions Net proceeds from sales of shares	132,335,813	39,337,528
Reinvestment of distributions	-	10,527,687
Cost of shares redeemed	(81,296,420)	(82,991,526)
Net increase (decrease) in net assets resulting from share transactions	51,039,393	(33,126,311)
Redemption fees	247,657	117,358
Total increase (decrease) in net assets	73,385,073	(53,358,887)
Net Assets
Beginning of period	29,520,593	82,879,480
End of period (including undistributed net investment income of $208,557 and $0, respectively)	$ 102,905,666	$ 29,520,593
Other Information Shares
Sold	3,585,151	1,020,932
Issued in reinvestment of distributions	-	282,466
Redeemed	(2,247,797)	(2,202,457)
Net increase (decrease)	1,337,354	(899,059)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 27.64	$ 42.14	$ 42.10	$ 32.62	$ 26.77	$ 21.31
Income from Investment Operations
Net investment income (loss) D	.11	(.05)	(.04)	.01	.01	.06
Net realized and unrealized gain (loss)	14.89	(7.92)	4.01	12.93	7.21	6.15
Total from investment operations	15.00	(7.97)	3.97	12.94	7.22	6.21
Less Distributions
From net investment income	-	-	-	-	(.03)	(.07)
From net realized gain	-	(6.60)	(3.98)	(3.54)	(1.45)	(.72)
Total distributions	-	(6.60)	(3.98)	(3.54)	(1.48)	(.79)
Redemption fees added to paid in capital	.14	.07	.05	.08	.11	.04
Net asset value, end of period	$ 42.78	$ 27.64	$ 42.14	$ 42.10	$ 32.62	$ 26.77
Total Return B, C	54.78%	(22.12)%	9.84%	42.81%	28.28%	29.51%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 102,906	$ 29,521	$ 82,879	$ 125,151	$ 42,367	$ 38,994
Ratio of expenses to average net assets	1.29% A	1.39%	1.33%	1.45%	1.82%	1.77%
Ratio of expenses to average net assets after expense reductions	1.26% A, E	1.36% E	1.31% E	1.43% E	1.77% E	1.74% E
Ratio of net investment income (loss) to average net assets	.62% A	(.12)%	(.10)%	.02%	.05%	.26%
Portfolio turnover rate	190% A	107%	72%	157%	142%	164%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Biotechnology Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology	-6.52%	93.21%	385.95%	947.28%
Select Biotechnology (load adj.)	-9.40%	87.34%	371.30%	915.79%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Health Care	19.68%	24.58%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns
Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology	93.21%	37.19%	26.48%
Select Biotechnology (load adj.)	87.34%	36.35%	26.09%
S&P 500	16.32%	24.04%	19.49%
GS Health Care	24.58%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Biotechnology Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $101,579 - a 915.79% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Genentech, Inc.	6.3
Medimmune, Inc.	6.0
Immunex Corp.	5.9
Millennium Pharmaceuticals, Inc.	5.7
Schering-Plough Corp.	4.1
Human Genome Sciences, Inc.	3.8
Merck & Co., Inc.	3.7
Amgen, Inc.	3.1
Biogen, Inc.	3.1
ALZA Corp.	3.0
44.7

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Biotechnology Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Yolanda McGettigan, Portfolio Manager of Fidelity Select Biotechnology Portfolio

Q. How did the fund perform, Yolanda?

A. For the six-month period that ended August 31, 2000, the fund returned -6.52%. By comparison, the Goldman Sachs Health Care Index - an index of 113 stocks designed to measure the performance of companies in the health care sector - returned 19.68%. During the same period, the Standard & Poor's 500 Index returned 11.73%. For the 12-month period that ended August 31, 2000, the fund returned 93.21%, while the Goldman Sachs index and the S&P 500 index returned 24.58% and 16.32%, respectively.

Q. What factors contributed to the fund's underperformance relative to the Goldman Sachs index during the six-month period?

A. Although the fund was focused on larger biotechnology companies with existing product pipelines and strong fundamentals, it underperformed because the index had greater exposure to more defensive areas of the health sector, such as pharmaceuticals, in the face of rising interest rates. During the first half of the period, the fund struggled as biotechnology stocks suffered a pullback after a year of strong performance. Warnings of overpriced stocks from several notable Wall Street analysts sent the NASDAQ Composite Index - which includes many biotechnology stocks - into a correction. The fund rallied in June, however, as investors reacted positively to biotechnology stocks after PE Corp.-Celera completed its program to map the human genome - a historic step in the understanding of human biology and a powerful new tool to find cures for diseases. However, the fund's approximately 33% gain during the month wasn't enough to offset earlier losses in the sector.

Q. What was your strategy in terms of reaping the benefits of the human genome findings?

A. The stocks of companies involved in mapping the human genome and finding the target genes for new drugs already have experienced exceptional growth. Toward the end of the period, I began to focus on those companies that analyze all of the data and figure out what each gene actually does - a process known as target analysis. For example, fund holding Human Genome Sciences focuses solely on genomic information to spur new drug development. In June, the company said it received Food and Drug Administration (FDA) approval to begin human tests of a protein that stimulates the production of antibodies, one of the body's primary natural weapons against infections. These types of companies could benefit the most from the completion of sequencing the human genetic code.

Q. By most traditional methods of analysis, many biotechnology stocks still appeared expensive at the end of the period. How do you discern which ones to own?

A. It's tough to value biotech stocks. I try to find companies that possess three ingredients: products in the later stage of development, a robust product pipeline and an existing technology platform. Very often the companies possessing all three of those characteristics - such as Immunex, Celgene and Sepracor - are large-cap, more profitable companies, so the portfolio tends to lean in that direction. In terms of valuation, I focus on a company's product pipeline and its projected peak sales, while evaluating the probability that the drugs will be approved by the FDA. Then I project how the sales of those potential new drugs will affect the company's earnings. By doing this, you get prices that actually look cheap.

Q. What specific stocks stood out as top performers?
Which disappointed?

A. The fund got a boost from Medimmune, our second-largest holding, which rose 26% during the period, in part due to its addition to the S&P 500 index in June. Investors reacted positively to Millennium Pharmaceuticals, which continued to aggressively build out its in-house drug development capabilities. On the down side, Immunex suffered later in the period after several analysts cut the company's future earnings projections, citing a temporary supply shortage of its strong-selling rheumatoid arthritis drug, Embrel. Another big detractor was Affymetrix, whose stock was severely damaged during the biotechnology sell-off in the spring.

Q. What's your outlook for the biotech sector, Yolanda?

A. While biotech has great long-term fundamentals, I expect volatility to continue in the short term as investors rush in and out of the sector on positive and negative news reports. In this environment, I intend to remain focused on established companies with products in the late stage of development.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Note to shareholders: Effective September 28, 2000, Brian Younger became Portfolio Manager of Fidelity Select Biotechnology Portfolio.

Fund Facts

Start date: December 16, 1985

Fund number: 042

Trading symbol: FBIOX

Size: as of August 31, 2000, more than
$4.9 billion

Manager: Yolanda McGettigan, since February 2000; manager, Fidelity Select Health Care Portfolio, since June 2000; Fidelity Select Banking Portfolio, 1999-January 2000; Fidelity Select Construction and Housing Portfolio, 1997-1999; joined Fidelity in 1997

3

Semiannual Report

Biotechnology Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value (Note 1)
AGRICULTURE - 0.4%
Charles River Labs International, Inc.	642,000	$ 17,614,875
COMPUTER SERVICES & SOFTWARE - 2.6%
Affymetrix, Inc. (a)	1,581,500	124,938,500
Healtheon/WebMD Corp. (a)	200,000	3,525,000
TOTAL COMPUTER SERVICES & SOFTWARE		128,463,500
DRUGS & PHARMACEUTICALS - 87.4%
Abgenix, Inc. (a)	733,000	55,100,984
Alkermes, Inc. (a)	1,405,500	65,004,375
Alliance Pharmaceutical Corp. (a)	754,300	11,503,075
ALZA Corp. (a)	1,930,400	145,986,500
Amgen, Inc. (a)	2,013,400	152,640,888
Amylin Pharmaceuticals, Inc. (a)	795,900	10,794,394
Atherogenics, Inc.	300,000	2,962,500
Biochem Pharma, Inc. (a)	1,824,300	38,494,404
Biogen, Inc. (a)	2,172,600	150,180,975
Biotransplant, Inc. (a)	502,100	6,433,156
Bristol-Myers Squibb Co.	825,400	43,746,200
Celgene Corp. (a)	1,764,520	130,574,480
Cell Genesys, Inc. (a)	260,000	8,011,250
Cephalon, Inc. (a)	996,400	50,131,375
Cerus Corp. (a)	247,500	13,132,969
Chiron Corp. (a)	2,309,700	124,868,156
COR Therapeutics, Inc. (a)	1,825,480	102,683,250
CV Therapeutics, Inc. (a)	700,400	52,530,000
CYTOGEN Corp. (a)	654,500	5,808,688
Decode Genetics, Inc.	171,700	4,743,213
Dyax Corp. (a)	8,300	290,500
Enzo Biochem, Inc. (a)	523,200	31,392,000
Exelixis, Inc.	785,000	35,325,000
Genentech, Inc.	1,625,700	309,695,843
Geneva Proteomics (c)	180,000	990,000
Genome Therapeutics Corp. (a)	108,900	2,736,113
Genzyme Corp. - General Division (a)	1,314,200	98,647,138
Gilead Sciences, Inc. (a)	860,745	92,960,460
Human Genome Sciences, Inc. (a)	1,131,400	188,873,088
ICOS Corp. (a)	1,369,800	80,390,138
IDEC Pharmaceuticals Corp. (a)	890,380	124,319,308
Ilex Oncology, Inc. (a)	346,500	11,434,500
ImClone Systems, Inc. (a)	1,287,200	124,053,900
Immunex Corp. (a)	5,807,650	291,834,413
Immunomedics, Inc. (a)	844,900	21,122,500
Inhale Therapeutic Systems, Inc. (a)	546,400	27,593,200
Invitrogen Corp. (a)	400,000	25,250,000
Ligand Pharmaceuticals, Inc. Class B (a)	797,500	10,367,500
Medarex, Inc. (a)	1,135,200	125,439,600
Medimmune, Inc. (a)	3,513,300	295,556,363
Merck & Co., Inc.	2,597,300	181,486,338
Millennium Pharmaceuticals, Inc. (a)	1,977,382	283,012,799
Miravant Medical Technologies (a)	160,800	4,030,050
Myriad Genetics, Inc. (a)	150,800	21,093,150

	Shares	Value (Note 1)
Neurogen Corp. (a)	50,800	$ 1,939,925
OSI Pharmaceuticals, Inc. (a)	349,700	17,479,536
Pain Therapeutics, Inc.	469,600	9,039,800
PE Corp. - Celera Genomics Group (a)	748,900	81,208,844
PRAECIS Pharmaceuticals, Inc.	545,000	23,877,813
Protein Design Labs, Inc. (a)	1,391,800	105,776,800
Regeneron Pharmaceuticals, Inc. (a)	73,500	2,604,656
Sangstat Medical Corp. (a)	392,300	7,944,075
Schering-Plough Corp.	4,975,900	199,657,988
Sepracor, Inc. (a)	1,130,100	124,311,000
Serono SA sponsored ADR (a)	311,400	8,913,825
SICOR, Inc. (a)	1,375,500	13,325,156
SuperGen, Inc. (a)	233,200	4,591,125
Titan Pharmaceuticals, Inc. (a)	286,000	13,424,125
Versicor, Inc.	380,000	4,441,250
Vertex Pharmaceuticals, Inc. (a)	1,001,260	85,107,100
Vical, Inc. (a)	312,300	7,651,350
ViroLogic, Inc.	500,000	10,187,500
XOMA Ltd. (a)	1,600,300	19,403,638
TOTAL DRUGS & PHARMACEUTICALS		4,304,110,239
ELECTRONIC INSTRUMENTS - 1.9%
PE Corp. - Biosystems Group	951,800	93,633,325
Transgenomic, Inc.	2,100	44,100
TOTAL ELECTRONIC INSTRUMENTS		93,677,425
MEDICAL EQUIPMENT & SUPPLIES - 0.1%
Cygnus, Inc. (a)	517,900	6,311,906
MEDICAL FACILITIES MANAGEMENT - 0.3%
Neurocrine Biosciences, Inc. (a)	320,600	13,264,825
TOTAL COMMON STOCKS (Cost $2,771,857,750)		4,563,442,770
Cash Equivalents - 16.1%

Fidelity Cash Central Fund, 6.59% (b)	319,557,841	319,557,841
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	474,200,700	474,200,700
TOTAL CASH EQUIVALENTS (Cost $793,758,541)		793,758,541
TOTAL INVESTMENT PORTFOLIO - 108.8% (Cost $3,565,616,291)		5,357,201,311
NET OTHER ASSETS - (8.8)%		(431,623,193)
NET ASSETS - 100%		$ 4,925,578,118
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneva Proteomics	7/7/00	$ 990,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,779,001,543 and $1,478,075,900, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,050 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $990,000 or 0.0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $474,234,770. The fund received cash collateral of $474,200,700 which was invested in cash equivalents.

Transactions during the period with companies which are or were affiliates are as follows:
	Purchases	Sales	Dividend	Value
Affiliate	Cost	Cost	Income
COR Therapeutics	$65,570,096	$89,233,141	$-	$-
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $3,588,942,925. Net unrealized appreciation aggregated $1,768,258,386, of which $1,945,301,477 related to appreciated investment securities and $177,043,091 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Biotechnology Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $3,565,616,291) - See accompanying schedule		$ 5,357,201,311
Receivable for investments sold		67,948,653
Receivable for fund shares sold		24,123,838
Dividends receivable		1,085,673
Interest receivable		1,347,623
Redemption fees receivable		11,233
Other receivables		459,803
Total assets		5,452,178,134
Liabilities
Payable for investments purchased	$ 39,242,707
Payable for fund shares redeemed	9,524,374
Accrued management fee	2,098,118
Other payables and accrued expenses	1,534,117
Collateral on securities loaned, at value	474,200,700
Total liabilities		526,600,016
Net Assets		$ 4,925,578,118
Net Assets consist of:
Paid in capital		$ 3,301,352,402
Accumulated net investment (loss)		(6,832,294)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(160,527,010)
Net unrealized appreciation (depreciation) on investments		1,791,585,020
Net Assets, for 50,428,724 shares outstanding		$ 4,925,578,118
Net Asset Value and redemption price per share ($4,925,578,118 ÷ 50,428,724 shares)		$97.67
Maximum offering price per share (100/97.00 of $97.67)		$100.69

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 3,697,479
Interest		8,320,432
Security lending		1,282,325
Total income		13,300,236
Expenses
Management fee	$ 11,372,618
Transfer agent fees	7,611,982
Accounting and security lending fees	685,938
Non-interested trustees' compensation	7,314
Custodian fees and expenses	43,289
Registration fees	503,801
Audit	19,489
Legal	6,517
Miscellaneous	174
Total expenses before reductions	20,251,122
Expense reductions	(118,592)	20,132,530
Net investment income (loss)		(6,832,294)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (Including realized loss of $13,152,742 on sales of investments in affiliated issuers).		(142,069,909)
Change in net unrealized appreciation (depreciation) on investment securities		(327,346,537)
Net gain (loss)		(469,416,446)
Net increase (decrease) in net assets resulting from operations		$ (476,248,740)
Other Information Sales charges paid to FDC		$ 18,656,883
Deferred sales charges withheld by FDC		$ 15,347
Exchange fees withheld by FSC		$ 90,368
Expense reductions Directed brokerage arrangements		$ 100,007
Custodian credits		3,062
Transfer agent credits		15,523
		$ 118,592

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Biotechnology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (6,832,294)	$ (6,676,423)
Net realized gain (loss)	(142,069,909)	163,252,232
Change in net unrealized appreciation (depreciation)	(327,346,537)	1,933,491,690
Net increase (decrease) in net assets resulting from operations	(476,248,740)	2,090,067,499
Distributions to shareholders
From net realized gain	(77,023,585)	(60,923,524)
In excess of net realized gain	(18,457,101)	-
Total distributions	(95,480,686)	(60,923,524)
Share transactions Net proceeds from sales of shares	2,267,124,074	3,361,002,098
Reinvestment of distributions	92,251,048	58,575,624
Cost of shares redeemed	(2,159,229,740)	(900,425,402)
Net increase (decrease) in net assets resulting from share transactions	200,145,382	2,519,152,320
Redemption fees	4,812,331	2,524,013
Total increase (decrease) in net assets	(366,771,713)	4,550,820,308
Net Assets
Beginning of period	5,292,349,831	741,529,523
End of period (including accumulated net investment loss of $6,832,294 and $0, respectively)	$ 4,925,578,118	$ 5,292,349,831
Other Information Shares
Sold	25,551,430	45,451,966
Issued in reinvestment of distributions	1,166,111	1,100,383
Redeemed	(25,627,421)	(15,147,699)
Net increase (decrease)	$ 1,090,120	$ 31,404,650

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 G	1999	1998	1997	1996 G
Net asset value, beginning of period	$ 107.27	$ 41.35	$ 34.52	$ 34.24	$ 36.60	$ 25.30
Income from Investment Operations
Net investment income (loss) D	(.14)	(.30)	(.26)	(.27)	(.20)	.11
Net realized and unrealized gain (loss)	(7.45)	68.93	9.15	5.20	1.89	11.21
Total from investment operations	(7.59)	68.63	8.89	4.93	1.69	11.32
Less Distributions
From net investment income	-	-	-	-	(.03)	(.07)
From net realized gain	(1.70)	(2.82)	(2.09)	(4.71)	(4.06)	-
In excess of net realized gain	(.41)	-	-	-	-	-
Total distributions	(2.11)	(2.82)	(2.09)	(4.71)	(4.09)	(.07)
Redemption fees added to paid in capital	.10	.11	.03	.06	.04	.05
Net asset value, end of period	$ 97.67	$ 107.27	$ 41.35	$ 34.52	$ 34.24	$ 36.60
Total Return B, C	(6.52)%	173.22%	27.13%	16.11%	5.85%	44.97%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,925,578	$ 5,292,350	$ 741,530	$ 579,542	$ 674,902	$ 1,096,864
Ratio of expenses to average net assets	.99% A	1.16%	1.34%	1.49%	1.57%	1.44% E
Ratio of expenses to average net assets after expense reductions	.99% A	1.15% F	1.30% F	1.47% F	1.56% F	1.43% F
Ratio of net investment income (loss) to average net assets	(.34)% A	(.51)%	(.75)%	(.81)%	(.59)%	.35%
Portfolio turnover rate	77% A	72%	86%	162%	41%	67%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Health Care Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Health Care	18.27%	22.10%	196.54%	697.29%
Select Health Care (load adj.)	14.65%	18.37%	187.57%	673.29%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Health Care	19.68%	24.58%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Health Care	22.10%	24.28%	23.07%
Select Health Care (load adj.)	18.37%	23.52%	22.70%
S&P 500	16.32%	24.04%	19.49%
GS Health Care	24.58%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $77,329 - a 673.29% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Bristol-Myers Squibb Co.	8.4
Pfizer, Inc.	6.6
Merck & Co., Inc.	6.3
Eli Lilly & Co.	5.3
Abbott Laboratories	4.8
Pharmacia Corp.	4.6
Medtronic, Inc.	4.4
Johnson & Johnson	4.0
Schering-Plough Corp.	3.7
Genentech, Inc.	3.1
51.2

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Health Care Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Yolanda McGettigan became Portfolio Manager of Fidelity Select Health Care Portfolio on June 1, 2000.

Q. How did the fund perform, Yolanda?

A. For the six-month period that ended August 31, 2000, the fund returned 18.27%. By comparison, the Goldman Sachs Health Care Index - an index of 113 stocks designed to measure the performance of companies in the health care sector - returned 19.68%. During the same period, the Standard & Poor's 500 Index returned 11.73%. For the 12-month period that ended August 31, 2000, the fund returned 22.10%, while the Goldman Sachs and S&P 500 indexes returned 24.58% and 16.32%, respectively.

Q. What factors contributed to the fund's performance relative to the Goldman Sachs index during the past six months?

A. The fund slightly underperformed the benchmark as a result of our overweighting in biotechnology stocks, which suffered a sharp pullback during March and April. During the latter half of the six-month period, however, the fund's biotechnology weighting helped relative performance, but the rebound wasn't enough to offset earlier losses. Security selection in the medical equipment, facilities and devices subsectors also hurt relative performance. On a more positive note, our stock selection in drug company stocks provided the biggest boost to performance in the second quarter. A slowing economy and a weakening technology market caused investors to seek the steady earnings growth that pharmaceutical companies historically have delivered.

Q. How have you positioned the fund since taking over in June?

A. I overweighted drug and pharmaceutical stocks, which made up about two-thirds of the fund's net assets, at the expense of medical devices holdings, which had weaker growth prospects. There were three reasons I overweighted pharmaceuticals. First, these companies historically outperform other areas of the market during economic slowdowns, and there are signs the economy is leaning toward that end. If the economy continues to slow, and if the change in the earnings growth rate of drug stocks is better than the change in the growth rate of the broader market for the remainder of the year, drug stocks could exhibit superior performance. Second, at the close of the period, drug stocks were fairly valued and had room to move on a price-to-earnings multiple basis. Finally, there were strong pipelines at many companies and some great drug products on the horizon, which should benefit the fund. Turning to biotech, these stocks should gain momentum from the mapping of the human genome, which will considerably expedite the drug discovery and development process.

Q. What specific stocks stood out as top performers? Which disappointed?

A. Warner-Lambert was the fund's top performer, benefiting from being the target of a takeover battle between American Home Products and Pfizer, which was ultimately won by Pfizer. Eli Lilly, another top-10 holding, soared after the company said it had stopped the next phase of a scheduled trial of its sepsis drug, Zovant, because the results were so favorable - an unusual move. In terms of underachievers, Bristol-Myers Squibb's decision to delay testing on its promising hypertension drug, Vanlev, due to safety concerns hurt the stock. In addition, Bristol-Myers' stock was hurt by recent court decisions that made it likely that the company's cancer treatment drug, Taxol, would begin to face competition from generic drugs in the U.S. as early as this year. Shares of genomics leader PE Celera suffered as investors feared its business model would be damaged by government suggestions to make its human genetic code findings a matter of public information.

Q. What's your outlook for the health sector, Yolanda?

A. Much of what happens in the sector going forward will depend on the economy and the upcoming presidential and congressional elections. If the economy does slow, as some have suspected as a result of the Federal Reserve Board's interest-rate policy, health stocks should generate strong relative earnings growth and could outperform. However, the biggest risk for the sector, particularly among drug companies, remains the government. Any Democratic victory could be seen as a negative influence on the sector, potentially re-igniting initiatives to reform Medicare and the health care industry. I will be paying close attention to see how the election process unfolds.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 14, 1981

Fund number: 063

Trading symbol: FSPHX

Size: as of August 31, 2000, more than
$2.6 billion

Manager: Yolanda McGettigan, since June 2000; manager, Fidelity Select Biotechnology Portfolio, since February 2000; Fidelity Select Banking Portfolio, 1999-January 2000; Fidelity Select Construction and Housing Portfolio, 1997-1999; joined Fidelity in 1997

3

Semiannual Report

Health Care Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value (Note 1)
CHEMICALS & PLASTICS - 4.6%
Pharmacia Corp.	2,100,500	$ 123,010,531
COMPUTER SERVICES & SOFTWARE - 0.9%
Affymetrix, Inc. (a)	136,200	10,759,800
Healtheon/WebMD Corp. (a)	251,000	4,423,875
IMS Health, Inc.	455,600	8,599,450
TOTAL COMPUTER SERVICES & SOFTWARE		23,783,125
DRUGS & PHARMACEUTICALS - 57.5%
Abgenix, Inc. (a)	55,700	4,187,073
Alkermes, Inc. (a)	223,500	10,336,875
American Home Products Corp.	1,462,200	79,232,963
Amgen, Inc. (a)	1,053,500	79,868,469
Andrx Corp. (a)	384,960	33,491,520
Bausch & Lomb, Inc.	179,300	6,409,975
Biochem Pharma, Inc. (a)	6,700	141,376
Biogen, Inc. (a)	214,600	14,834,225
Biovail Corp. (a)	70,800	4,539,572
Bristol-Myers Squibb Co.	4,245,700	225,022,093
Celgene Corp. (a)	204,200	15,110,800
Cephalon, Inc. (a)	346,881	17,452,450
Chiron Corp. (a)	55,700	3,011,281
COR Therapeutics, Inc. (a)	83,800	4,713,750
CV Therapeutics, Inc. (a)	8,600	645,000
Decode Genetics, Inc.	2,500	69,063
Deltagen, Inc.	12,500	360,938
Eli Lilly & Co.	1,968,652	143,711,596
Enzon, Inc. (a)	72,900	4,437,788
Exelixis, Inc.	286,600	12,897,000
Genentech, Inc.	434,400	82,753,200
Geneva Proteomics (c)	111,000	610,500
Genzyme Corp. - General Division (a)	110,700	8,309,419
Human Genome Sciences, Inc. (a)	96,300	16,076,081
ICOS Corp. (a)	367,900	21,591,131
IDEC Pharmaceuticals Corp. (a)	68,100	9,508,463
ImClone Systems, Inc. (a)	127,200	12,258,900
Immunex Corp. (a)	1,094,660	55,006,665
King Pharmaceuticals, Inc. (a)	64,700	2,078,488
Medarex, Inc. (a)	189,800	20,972,900
Medicis Pharmaceutical Corp. Class A (a)	5,100	328,631
Medimmune, Inc. (a)	444,600	37,401,975
Merck & Co., Inc.	2,412,200	168,552,475
Millennium Pharmaceuticals, Inc. (a)	165,400	23,672,875
Mylan Laboratories, Inc.	566,600	15,050,313
NaPro BioTherapeutics, Inc. (a)	81,300	640,238
PE Corp. - Celera Genomics Group (a)	161,100	17,469,281
Pfizer, Inc.	4,131,500	178,687,375
PRAECIS Pharmaceuticals, Inc.	201,300	8,819,456
Protein Design Labs, Inc. (a)	148,300	11,270,800
QLT, Inc. (a)	82,900	6,273,133
Schering-Plough Corp.	2,503,000	100,432,875

	Shares	Value (Note 1)
Sepracor, Inc. (a)	176,000	$ 19,360,000
Serono SA sponsored ADR (a)	180,500	5,166,813
SuperGen, Inc. (a)	3,600	70,875
Vertex Pharmaceuticals, Inc. (a)	396,060	33,665,100
Watson Pharmaceuticals, Inc. (a)	376,400	23,219,175
XOMA Ltd. (a)	581,300	7,048,263
TOTAL DRUGS & PHARMACEUTICALS		1,546,769,207
ELECTRONIC INSTRUMENTS - 2.3%
Beckman Coulter, Inc.	37,900	2,885,138
PE Corp. - Biosystems Group	340,900	33,536,038
Waters Corp. (a)	328,500	26,136,281
TOTAL ELECTRONIC INSTRUMENTS		62,557,457
HOME FURNISHINGS - 0.1%
Hillenbrand Industries, Inc.	82,700	2,878,994
INSURANCE - 1.5%
CIGNA Corp.	378,900	36,848,025
First Health Group Corp. (a)	60,200	1,869,963
TOTAL INSURANCE		38,717,988
MEDICAL EQUIPMENT & SUPPLIES - 21.6%
Abbott Laboratories	2,927,600	128,082,500
Allscripts, Inc.	1,400	40,863
AmeriSource Health Corp. Class A (a)	44,900	1,560,275
Baxter International, Inc.	740,100	61,613,325
Becton, Dickinson & Co.	184,100	5,546,013
Biomet, Inc.	583,400	19,726,213
Boston Scientific Corp. (a)	338,500	6,410,344
C.R. Bard, Inc.	206,500	10,079,781
Cardinal Health, Inc.	740,105	60,549,840
DENTSPLY International, Inc.	243,800	8,136,825
Guidant Corp. (a)	323,620	21,783,671
Johnson & Johnson	1,160,615	106,704,042
Mallinckrodt, Inc.	1,900	85,619
Medtronic, Inc.	2,287,904	117,255,080
MiniMed, Inc. (a)	108,100	7,761,242
Patterson Dental Co. (a)	97,500	2,315,625
Resmed, Inc. (a)	64,800	2,385,450
St. Jude Medical, Inc. (a)	146,300	5,797,138
Stryker Corp.	166,900	7,479,206
Sybron International, Inc. (a)	269,200	6,124,300
VISX, Inc. (a)	58,000	1,598,625
TOTAL MEDICAL EQUIPMENT & SUPPLIES		581,035,977
MEDICAL FACILITIES MANAGEMENT - 5.5%
Express Scripts, Inc. Class A (a)	78,400	5,581,100
HCA - The Healthcare Co.	1,197,100	41,299,950
Health Management Associates, Inc. Class A (a)	661,200	10,785,825
Common Stocks - continued
	Shares	Value (Note 1)
MEDICAL FACILITIES MANAGEMENT - CONTINUED
Oxford Health Plans, Inc. (a)	156,800	$ 4,782,400
Tenet Healthcare Corp.	865,600	26,833,600
Trigon Healthcare, Inc. (a)	102,300	5,281,238
UnitedHealth Group, Inc.	345,200	32,621,400
Universal Health Services, Inc. Class B (a)	56,700	4,011,525
Wellpoint Health Networks, Inc. (a)	188,100	16,235,381
TOTAL MEDICAL FACILITIES MANAGEMENT		147,432,419
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Ventro Corp.	11,700	166,725
SERVICES - 0.3%
Caremark Rx, Inc. (a)	766,200	7,518,338
TOTAL COMMON STOCKS (Cost $1,672,623,804)		2,533,870,761
Cash Equivalents - 5.8%

Fidelity Cash Central Fund, 6.59% (b)	132,824,391	132,824,391
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	24,061,100	24,061,100
TOTAL CASH EQUIVALENTS (Cost $156,885,491)		156,885,491
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $1,829,509,295)		2,690,756,252
NET OTHER ASSETS - (0.1)%		(2,075,650)
NET ASSETS - 100%		$ 2,688,680,602
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneva Proteomics	7/7/00	$ 610,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $995,569,520 and $1,109,982,268, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $14,798 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $610,500 or 0.0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $23,202,531. The fund received cash collateral of $24,061,100 which was invested in cash equivalents.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,837,306,808. Net unrealized appreciation aggregated $853,449,444, of which $917,956,599 related to appreciated investment securities and $64,507,155 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Health Care Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $1,829,509,295) - See accompanying schedule		$ 2,690,756,252
Receivable for investments sold		34,646,099
Receivable for fund shares sold		2,751,634
Dividends receivable		3,037,654
Interest receivable		765,441
Redemption fees receivable		2,329
Other receivables		154,438
Total assets		2,732,113,847
Liabilities
Payable for investments purchased	$ 12,803,539
Payable for fund shares redeemed	4,409,685
Accrued management fee	1,291,622
Other payables and accrued expenses	867,299
Collateral on securities loaned, at value	24,061,100
Total liabilities		43,433,245
Net Assets		$ 2,688,680,602
Net Assets consist of:
Paid in capital		$ 1,560,345,210
Undistributed net investment income		3,525,785
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		263,577,525
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		861,232,082
Net Assets, for 17,916,225 shares outstanding		$ 2,688,680,602
Net Asset Value and redemption price per share ($2,688,680,602 ÷ 17,916,225 shares)		$150.07
Maximum offering price per share (100/97.00 of $150.07)		$154.71

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 10,567,128
Interest		5,171,699
Security lending		52,973
Total income		15,791,800
Expenses
Management fee	$ 7,171,219
Transfer agent fees	4,536,096
Accounting and security lending fees	566,417
Non-interested trustees' compensation	9,431
Custodian fees and expenses	26,511
Registration fees	86,581
Audit	42,683
Legal	5,108
Miscellaneous	516
Total expenses before reductions	12,444,562
Expense reductions	(244,800)	12,199,762
Net investment income		3,592,038
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	265,268,201
Foreign currency transactions	(869)	265,267,332
Change in net unrealized appreciation (depreciation) on:
Investment securities	139,763,197
Assets and liabilities in foreign currencies	(5,236)	139,757,961
Net gain (loss)		405,025,293
Net increase (decrease) in net assets resulting from operations		$ 408,617,331
Other Information Sales charges paid to FDC		$ 1,548,935
Deferred sales charges withheld by FDC		$ 38,460
Exchange fees withheld by FSC		$ 40,305
Expense reductions Directed brokerage arrangements		$ 229,322
Custodian credits		1,875
Transfer agent credits		13,603
		$ 244,800

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Health Care Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income	$ 3,592,038	$ 3,255,519
Net realized gain (loss)	265,267,332	204,617,182
Change in net unrealized appreciation (depreciation)	139,757,961	(209,767,191)
Net increase (decrease) in net assets resulting from operations	408,617,331	(1,894,490)
Distributions to shareholders From net investment income	(1,567,096)	(1,677,421)
From net realized gain	(68,834,679)	(163,613,261)
Total distributions	(70,401,775)	(165,290,682)
Share transactions Net proceeds from sales of shares	402,249,976	762,183,703
Reinvestment of distributions	67,052,586	158,184,675
Cost of shares redeemed	(484,580,217)	(1,535,337,928)
Net increase (decrease) in net assets resulting from share transactions	(15,277,655)	(614,969,550)
Redemption fees	679,663	1,393,204
Total increase (decrease) in net assets	323,617,564	(780,761,518)
Net Assets
Beginning of period	2,365,063,038	3,145,824,556
End of period (including undistributed net investment income of $3,525,785 and $2,230,397, respectively)	$ 2,688,680,602	$ 2,365,063,038
Other Information Shares
Sold	2,853,594	5,768,494
Issued in reinvestment of distributions	509,673	1,257,783
Redeemed	(3,529,433)	(11,805,281)
Net increase (decrease)	(166,166)	(4,779,004)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 130.79	$ 137.60	$ 113.84	$ 102.45	$ 100.47	$ 76.13
Income from Investment Operations
Net investment income D	.20	.15	.17	.33	.52	.95
Net realized and unrealized gain (loss)	23.09	.90 G	29.85	31.94	18.01	28.85
Total from investment operations	23.29	1.05	30.02	32.27	18.53	29.80
Less Distributions
From net investment income	(.09)	(.08)	(.19)	(.25)	(.65)	(.59)
From net realized gain	(3.96)	(7.85)	(6.17)	(20.73)	(15.95)	(4.92)
Total distributions	(4.05)	(7.93)	(6.36)	(20.98)	(16.60)	(5.51)
Redemption fees added to paid in capital	.04	.07	.10	.10	.05	.05
Net asset value, end of period	$ 150.07	$ 130.79	$ 137.60	$ 113.84	$ 102.45	$ 100.47
Total Return B, C	18.27%	1.15%	27.20%	36.47%	20.41%	39.68%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,688,681	$ 2,365,063	$ 3,145,825	$ 2,224,019	$ 1,372,554	$ 1,525,910
Ratio of expenses to average net assets	.97% A	1.07%	1.07%	1.20%	1.33%	1.31%
Ratio of expenses to average net assets after expense reductions	.95% A, E	1.05% E	1.05% E	1.18% E	1.32% E	1.30% E
Ratio of net investment income to average net assets	.28% A	.12%	.14%	.31%	.52%	1.06%
Portfolio turnover rate	83% A	70%	66%	79%	59%	54%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29 G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Medical Delivery Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery	34.22%	19.85%	23.05%	224.37%
Select Medical Delivery (load adj.)	30.12%	16.18%	19.29%	214.57%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Health Care	19.68%	24.58%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery	19.85%	4.24%	12.49%
Select Medical Delivery (load adj.)	16.18%	3.59%	12.14%
S&P 500	16.32%	24.04%	19.49%
GS Health Care	24.58%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $31,457 - a 214.57% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
HCA - The Healthcare Co.	8.2
CIGNA Corp.	8.2
UnitedHealth Group, Inc.	7.9
Wellpoint Health Networks, Inc.	7.8
Tenet Healthcare Corp.	7.3
Cardinal Health, Inc.	5.6
Health Management Associates, Inc. Class A	4.4
Caremark Rx, Inc.	3.6
McKesson HBOC, Inc.	3.5
Express Scripts, Inc. Class A	3.2
59.7

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Medical Delivery Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Pratima Abichandani, Portfolio Manager of
Fidelity Select Medical
Delivery Portfolio

Q. How did the fund perform, Pratima?

A. Very well. For the six- and 12-month periods ending August 31, 2000, the fund returned 34.22% and 19.85%, respectively. In comparison, the Goldman Sachs Health Care Index - an index of 113 stocks designed to measure the performance of companies in the health care sector - returned 19.68% and 24.58%, respectively. The Standard & Poor's 500 Index returned 11.73% and 16.32%, respectively, during the six- and 12-month periods.

Q. How did the fund beat the performance of the Goldman Sachs index during the six-month period?

A. The Goldman Sachs index invests in a much broader array of stocks than the fund. Most of the stocks in the fund's narrower universe are defensive in nature, so signs of a slowing economy meant good news for many of our holdings. Specifically, my focus on hospitals, HMOs and pharmacy benefit management companies - sponsors or managers of prescription drug benefit plans - helped performance relative to the Goldman Sachs index. In contrast, biotechnology issues, which represent a significant proportion of the index, were quite volatile during the six-month period, as were some pharmaceutical stocks.

Q. What was your strategy in this environment?

A. I increased the fund's positions in HMOs, for-profit hospitals and pharmacy benefit management companies. Previously, the stocks of these companies had performed relatively poorly, despite improving fundamentals. But as investors became increasingly concerned about a possible slowdown in the economy, they focused on the strong performance of these companies, most of which met or beat consensus earnings estimates. I also reduced the fund's positions in information technology and e-health companies, which were vulnerable to a shrinking customer base of not-for-profit hospitals, many of which have cut back or delayed their technology spending.

Q. Which stocks helped the fund's performance?

A. UnitedHealth Group, CIGNA and Wellpoint all did very well. These three dominant managed care companies showed strong volume growth, successfully priced their products ahead of costs and benefited from an industry win of a key class-action suit. Fund holdings HCA Healthcare and Tenet, both for-profit hospital companies, also enjoyed strong performance. Each successfully negotiated price increases with managed care companies, managed labor costs through productivity improvements, contained supply costs by using the Internet, reinvested in facilities and took market share from their not-for-profit competitors. Pharmacy benefit managers Caremark and Express Scripts saw sales volumes increase, as health care managers tried to rein in their pharmacy costs.

Q. Which stocks detracted from performance?

A. Most of the disappointments were information technology and e-health companies. These companies had a difficult time during the past six months, as health care providers and not-for-profit hospitals cut back on their investments in technology because of pricing pressures from managed care and Medicare cuts. Ventro, which formed a business-to-business marketplace for life sciences and health care companies that allow organizations to buy medical equipment and supplies over the Internet, was hurt by those cutbacks. Other casualties included Healtheon/WebMD, which helps streamline the administrative process by enabling the sending of electronic claims over the Internet, and CareInsite, which puts best practices on a doctor's desktop computer to provide information that assists with diagnoses and treatment protocols. IDX had disappointing performance resulting from its reliance on older client-server information technology, making the company vulnerable to competitors with newer technology and lower costs.

Q. What's your outlook for the next few months?

A. I'm optimistic about the prospects for medical delivery stocks. The U.S. government plans to increase Medicare funding to hospitals beginning as early as October 2000, through the Balanced Budget Refinement Act. This would increase Medicare payments to hospitals, and could translate into $20 billion to $40 billion in additional funding to the provider sector over the next five years. On the managed care side, the pricing cycle continues to be positive, but we will monitor progress on a possible Patients' Bill of Rights, which could have an adverse effect on managed care companies.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 30, 1986

Fund number: 505

Trading symbol: FSHCX

Size: as of August 31, 2000, more than $87 million

Manager: Pratima Abichandani, since February 2000; manager, several Fidelity international funds, 1997-2000; sector leader, Asian telecommunications sector, 1998-2000; analyst, India and Singapore, 1995-1997; joined Fidelity in 1994

3

Semiannual Report

Medical Delivery Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (Note 1)
CHEMICALS & PLASTICS - 0.2%
Medical Manager Corp. (a)	3,500	$ 153,125
COMPUTER SERVICES & SOFTWARE - 3.9%
CareInsite, Inc. (a)	32,500	727,188
Cerner Corp. (a)	16,000	609,000
Eclipsys Corp. (a)	7,900	113,563
Healtheon/WebMD Corp. (a)	76,300	1,344,788
IDX Systems Corp. (a)	7,500	127,500
IMS Health, Inc.	12,500	235,938
National Data Corp.	8,100	237,938
SciQuest.com, Inc.	1,700	16,363
TOTAL COMPUTER SERVICES & SOFTWARE		3,412,278
DRUGS & PHARMACEUTICALS - 2.0%
Bristol-Myers Squibb Co.	4,600	243,800
Cephalon, Inc. (a)	3,400	171,063
Eli Lilly & Co.	4,500	328,500
Immunex Corp. (a)	2,500	125,625
Millennium Pharmaceuticals, Inc. (a)	1,100	157,438
Pfizer, Inc.	5,500	237,875
Quintiles Transnational Corp. (a)	28,900	402,794
Schering-Plough Corp.	2,700	108,338
TOTAL DRUGS & PHARMACEUTICALS		1,775,433
ELECTRONIC INSTRUMENTS - 0.4%
Fisher Scientific International, Inc. (a)	14,900	326,869
INSURANCE - 13.0%
Aetna, Inc.	43,800	2,450,063
CIGNA Corp.	73,200	7,118,700
First Health Group Corp. (a)	55,900	1,736,394
TOTAL INSURANCE		11,305,157
MEDICAL EQUIPMENT & SUPPLIES - 14.7%
Abbott Laboratories	5,600	245,000
Allscripts, Inc.	5,200	151,775
AmeriSource Health Corp. Class A (a)	45,600	1,584,600
Bindley Western Industries, Inc.	21,100	607,944
Biomet, Inc.	3,600	121,725
Cardinal Health, Inc.	60,050	4,912,841
Johnson & Johnson	2,200	202,263
McKesson HBOC, Inc.	121,200	3,022,425
Omnicare, Inc.	42,200	577,613
Patterson Dental Co. (a)	49,000	1,163,750
PSS World Medical, Inc. (a)	12,500	78,125
Sybron International, Inc. (a)	5,500	125,125
TOTAL MEDICAL EQUIPMENT & SUPPLIES		12,793,186

	Shares	Value (Note 1)
MEDICAL FACILITIES MANAGEMENT - 60.4%
Advance Paradigm, Inc. (a)	28,300	$ 753,488
Apria Healthcare Group, Inc. (a)	33,300	495,338
Community Health Systems, Inc. (a)	26,100	619,875
Coventry Health Care, Inc. (a)	27,500	440,000
Express Scripts, Inc. Class A (a)	39,500	2,811,906
Foundation Health Systems, Inc. Class A (a)	74,500	1,308,406
HCA - The Healthcare Co.	208,123	7,180,233
Health Management Associates, Inc. Class A (a)	236,917	3,864,709
HEALTHSOUTH Corp. (a)	251,200	1,538,600
Lifepoint Hospitals, Inc. (a)	9,900	298,238
Lincare Holdings, Inc. (a)	35,300	900,150
Manor Care, Inc. (a)	61,400	821,225
Medquist, Inc. (a)	9,030	174,956
Mid-Atlantic Medical Services, Inc. (a)	10,300	166,088
Orthodontic Centers of America, Inc. (a)	37,900	1,241,225
Oxford Health Plans, Inc. (a)	72,900	2,223,450
Province Healthcare Co. (a)	4,600	206,425
Quest Diagnostics, Inc. (a)	1,400	173,250
Quorum Health Group, Inc. (a)	55,200	710,700
RehabCare Group, Inc. (a)	7,000	261,625
Renal Care Group, Inc. (a)	34,650	701,663
Sunrise Assisted Living, Inc. (a)	6,600	131,175
Syncor International Corp. (a)	27,000	1,080,000
Tenet Healthcare Corp.	206,200	6,392,200
Triad Hospitals, Inc. (a)	25,300	730,538
Trigon Healthcare, Inc. (a)	44,500	2,297,313
UnitedHealth Group, Inc.	72,700	6,870,150
Universal Health Services, Inc. Class B (a)	20,300	1,436,225
Wellpoint Health Networks, Inc. (a)	79,100	6,827,318
TOTAL MEDICAL FACILITIES MANAGEMENT		52,656,469
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
PlanetRx.com, Inc.	10,500	8,203
Ventro Corp.	1,700	24,225
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS		32,428
SERVICES - 3.6%
Caremark Rx, Inc. (a)	321,140	3,151,186
TOTAL COMMON STOCKS (Cost $69,599,040)		85,606,131
Cash Equivalents - 11.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.59% (b)	2,141,965	$ 2,141,965
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	7,535,975	7,535,975
TOTAL CASH EQUIVALENTS (Cost $9,677,940)		9,677,940
TOTAL INVESTMENT PORTFOLIO - 109.3% (Cost $79,276,980)		95,284,071
NET OTHER ASSETS - (9.3)%		(8,113,017)
NET ASSETS - 100%		$ 87,171,054
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $33,639,317 and $8,141,960, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,489 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $7,410,021. The fund received cash collateral of $7,535,975 which was invested in cash equivalents.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $80,119,543. Net unrealized appreciation aggregated $15,164,528, of which $19,859,567 related to appreciated investment securities and $4,695,039 related to depreciated investment securities.

At February 29, 2000, the fund had a capital loss carryforward of approximately $38,668,000 of which $10,988,000 and $27,680,000 will expire on February 28, 2007 and February 29, 2008, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2001 approximately $3,786,000 of losses recognized during the period November 1, 1999 to February 29, 2000.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Medical Delivery Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $79,276,980) - See accompanying schedule		$ 95,284,071
Receivable for fund shares sold		417,822
Dividends receivable		14,235
Interest receivable		39,283
Redemption fees receivable		1,412
Other receivables		4,832
Total assets		95,761,655
Liabilities
Payable for fund shares redeemed	$ 955,636
Accrued management fee	41,135
Other payables and accrued expenses	57,855
Collateral on securities loaned, at value	7,535,975
Total liabilities		8,590,601
Net Assets		$ 87,171,054
Net Assets consist of:
Paid in capital		$ 114,514,066
Accumulated net investment (loss)		(208,765)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(43,141,338)
Net unrealized appreciation (depreciation) on investments		16,007,091
Net Assets, for 4,233,709 shares outstanding		$ 87,171,054
Net Asset Value and redemption price per share ($87,171,054 ÷ 4,233,709 shares)		$20.59
Maximum offering price per share (100/97.00 of $20.59)		$21.23

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 90,360
Interest		144,534
Security lending		11,860
Total income		246,754
Expenses
Management fee	$ 175,953
Transfer agent fees	214,818
Accounting and security lending fees	30,544
Non-interested trustees' compensation	36
Custodian fees and expenses	6,820
Registration fees	29,180
Audit	5,997
Legal	111
Miscellaneous	32
Total expenses before reductions	463,491
Expense reductions	(7,972)	455,519
Net investment income (loss)		(208,765)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		65,278
Change in net unrealized appreciation (depreciation) on investment securities		17,676,121
Net gain (loss)		17,741,399
Net increase (decrease) in net assets resulting from operations		$ 17,532,634
Other Information
Sales charges paid to FDC		$ 78,289
Deferred sales charges withheld by FDC		$ 924
Exchange fees withheld by FSC		$ 5,723
Expense reductions
Directed brokerage arrangements		$ 5,049
Transfer agent credits		2,923
		$ 7,972

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Medical Delivery Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (208,765)	$ (642,984)
Net realized gain (loss)	65,278	(12,937,981)
Change in net unrealized appreciation (depreciation)	17,676,121	(1,057,478)
Net increase (decrease) in net assets resulting from operations	17,532,634	(14,638,443)
Share transactions Net proceeds from sales of shares	78,773,881	81,001,356
Cost of shares redeemed	(54,424,461)	(98,291,380)
Net increase (decrease) in net assets resulting from share transactions	24,349,420	(17,290,024)
Redemption fees	183,097	192,090
Total increase (decrease) in net assets	42,065,151	(31,736,377)
Net Assets
Beginning of period	45,105,903	76,842,280
End of period (including accumulated net investment loss of $208,765 and $0, respectively)	$ 87,171,054	$ 45,105,903
Other Information Shares
Sold	4,327,597	4,531,558
Redeemed	(3,035,002)	(5,618,803)
Net increase (decrease)	1,292,595	(1,087,245)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 G	1999	1998	1997	1996 G
Net asset value, beginning of period	$ 15.34	$ 19.08	$ 28.32	$ 28.29	$ 29.00	$ 23.18
Income from Investment Operations
Net investment income (loss) D	(.06)	(.18)	(.06) E	(.24)	(.23)	(.03)
Net realized and unrealized gain (loss)	5.26	(3.61)	(7.88)	5.45	2.92	7.72
Total from investment operations	5.20	(3.79)	(7.94)	5.21	2.69	7.69
Less Distributions
From net realized gain	-	-	(1.21)	(5.23)	(3.45)	(1.91)
In excess of net realized gain	-	-	(.13)	-	-	-
Total distributions	-	-	(1.34)	(5.23)	(3.45)	(1.91)
Redemption fees added to paid in capital	.05	.05	.04	.05	.05	.04
Net asset value, end of period	$ 20.59	$ 15.34	$ 19.08	$ 28.32	$ 28.29	$ 29.00
Total Return B, C	34.22%	(19.60)%	(29.47)%	21.97%	10.50%	34.15%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 87,171	$ 45,106	$ 76,842	$ 155,542	$ 192,385	$ 295,489
Ratio of expenses to average net assets	1.47% A	1.73%	1.40%	1.57%	1.57%	1.65%
Ratio of expenses to average net assets after expense reductions	1.45% A, F	1.67% F	1.37% F	1.53% F	1.53% F	1.62% F
Ratio of net investment income (loss) to average net assets	(.66)% A	(1.02)%	(.25)%	(.88)%	(.84)%	(.13)%
Portfolio turnover rate	27% A	154%	67%	109%	78%	132%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.12 per share. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Medical Equipment and Systems Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Life of fund
Select Medical Equipment and Systems	26.26%	44.90%	92.01%
Select Medical Equipment and Systems (load adj.)	22.40%	40.48%	86.17%
S&P 500	11.73%	16.32%	44.24%
GS Health Care	19.68%	24.58%	47.83%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on April 28, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Life of fund
Select Medical Equipment and Systems	44.90%	32.07%
Select Medical Equipment and Systems (load adj.)	40.48%	30.35%
S&P 500	16.32%	16.91%
GS Health Care	24.58%	18.14%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $18,617 - an 86.17% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $14,424 - a 44.24% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Guidant Corp.	6.8
Abbott Laboratories	5.9
Cardinal Health, Inc.	5.7
Baxter International, Inc.	5.5
Medtronic, Inc.	5.2
Allergan, Inc.	4.5
Stryker Corp.	4.4
Johnson & Johnson	4.4
Chiron Corp.	4.1
Waters Corp.	4.1
50.6

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Medical Equipment and Systems Portfolio
Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Kerry Nelson (left), who managed Fidelity Select Medical Equipment and Systems Portfolio for the period covered by this report, with additional comments from Christine Schaulat (right), who became manager of the fund on September 1, 2000.

Q. How did the fund perform, Kerry?

K.N. It performed well. For the six-month period that ended August 31, 2000, the fund returned 26.26%. In comparison, the Goldman Sachs Health Care Index - an index of 113 stocks designed to measure the performance of companies in the health care sector - returned 19.68%, while the Standard & Poor's 500 Index returned 11.73%. For the 12 months ending August 31, 2000, the fund returned 44.90%, while the Goldman Sachs Health Care Index returned 24.58% and the S&P 500 index had a return of 16.32%.

Q. What factors caused the fund to outperform these benchmarks?

K.N. Last spring, when the technology sector began its fall from favor, the market broadened out quite a lot as investors started seeking safer havens that would give them more stable and consistent growth. Health care, a service that tends to be in constant demand, was one of the industries that benefited from that trend, and I increased the fund's positions in some of the faster growing companies within the sector. So it was really the difference between accelerating earnings growth for these companies and decelerating growth for the broader market that helped the fund beat the indexes.

Q. What holdings did the most to help overall performance?

K.N. Quest Diagnostics, which performs medical diagnostic testing, did especially well. The company was well-positioned to take advantage of the potential for growth in the field of genomics. Additionally, its earnings growth was strong and accelerating. Baxter International, a hospital supply company and one of the fund's top-10 holdings, appreciated during the period, based mainly on the prospect of accelerating earnings growth from its biotech business. Biomet and Stryker, both among the fund's largest holdings, performed well on the back of consistent earnings growth in the orthopedic business. The orthopedics segment went through a period of consolidation about a year ago and, since that time, has benefited from positive pricing. Cardinal Health, a drug distribution company, also helped performance, as the prospect for more generic drugs coming on the market improved its profitability outlook.

Q. Were there any disappointing performers?

K.N. Boston Scientific continued to perform poorly, although the fund held an underweighted position in this stock during the period. Earnings estimates came under pressure as the company lost share in one of its key vascular device businesses. Its product development pipeline also has slipped dramatically in the last 12 months. Becton, Dickinson, a broad-based hospital supplier, also disappointed as it struggled to keep expenses down while attempting to accelerate revenue growth. This caused the company to miss earnings expectations for three successive quarters.

Q. Did you make any major strategy changes during the period?

K.N. I generally felt comfortable with how the fund was positioned, so I didn't make any major changes. I did increase positions in a few cardiovascular companies - most notably Guidant, partly because its stock was relatively inexpensive and also because it was expected to launch two new products in the second half of the year. I also increased positions in biotechnology, again on the expectation of new product launches. I reduced exposure somewhat to companies with exposure to pharmaceuticals, mainly because of concerns about the effects of election-year political pressure on drug pricing.

Q. Christine, you've just taken over managing the fund.
What's your outlook for the next six months?

C.S. I think Kerry and I have similar investment styles. I will continue to focus on companies with strong earnings growth and strong pipelines of promising new products that can help them gain market share or create new markets. The principal risk factors on the horizon are the presidential election and concerns over whether new political policies could exert pricing pressure on the health care industry.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: April 28, 1998

Fund number: 354

Trading symbol: FSMEX

Size: as of August 31, 2000, more than $107 million

Manager: Christine Schaulat, since September 2000; analyst, Internet securities, 1999-2000; manager, Fidelity Select Banking Portfolio, 1998-1999; joined Fidelity in 1997

3

Semiannual Report

Medical Equipment and Systems Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 88.9%
	Shares	Value (Note 1)
COMPUTER SERVICES & SOFTWARE - 0.2%
Affymetrix, Inc. (a)	1,400	$ 110,600
Healtheon/WebMD Corp. (a)	7,000	123,375
TOTAL COMPUTER SERVICES & SOFTWARE		233,975
DRUGS & PHARMACEUTICALS - 12.6%
Allergan, Inc.	66,100	4,833,563
Bausch & Lomb, Inc.	27,280	975,260
Chiron Corp. (a)	81,900	4,427,719
Cytyc Corp. (a)	24,100	1,123,663
Eli Lilly & Co.	4,400	321,200
Exelixis, Inc.	16,000	720,000
Human Genome Sciences, Inc. (a)	1,700	283,794
IDEXX Laboratories, Inc. (a)	15,400	402,325
Millennium Pharmaceuticals, Inc. (a)	3,300	472,313
Sepracor, Inc. (a)	300	33,000
TOTAL DRUGS & PHARMACEUTICALS		13,592,837
ELECTRONIC INSTRUMENTS - 7.2%
Aclara Biosciences, Inc.	8,600	335,400
Beckman Coulter, Inc.	14,400	1,096,200
PE Corp. - Biosystems Group	6,060	596,153
Varian, Inc. (a)	27,700	1,350,375
Waters Corp. (a)	55,440	4,410,945
TOTAL ELECTRONIC INSTRUMENTS		7,789,073
HOME FURNISHINGS - 2.0%
Hillenbrand Industries, Inc.	60,000	2,088,750
INDUSTRIAL MACHINERY & EQUIPMENT - 0.9%
Mettler-Toledo International, Inc. (a)	19,810	937,261
MEDICAL EQUIPMENT & SUPPLIES - 63.0%
Abbott Laboratories	144,620	6,327,125
Baxter International, Inc.	71,360	5,940,720
Becton, Dickinson & Co.	106,560	3,210,120
Biomet, Inc.	127,365	4,306,529
Boston Scientific Corp. (a)	168,600	3,192,863
C.R. Bard, Inc.	43,330	2,115,046
Cardinal Health, Inc.	75,600	6,185,025
CONMED Corp. (a)	11,800	159,300
Cyberonics, Inc. (a)	21,900	359,981
DENTSPLY International, Inc.	33,900	1,131,413
Dionex Corp. (a)	200	5,900
Guidant Corp. (a)	108,820	7,324,940
Johnson & Johnson	51,250	4,711,797
Mallinckrodt, Inc.	35,000	1,577,188
Medtronic, Inc.	109,516	5,612,695
MiniMed, Inc. (a)	31,800	2,283,141
Novoste Corp. (a)	23,300	1,258,200
ORATEC Interventions, Inc.	8,700	309,394

	Shares	Value (Note 1)
Orthofix International NV (a)	8,170	$ 156,251
Resmed, Inc. (a)	16,300	600,044
Respironics, Inc. (a)	33,200	628,725
St. Jude Medical, Inc. (a)	63,100	2,500,338
Steris Corp. (a)	98,500	1,009,625
Stryker Corp.	106,580	4,776,116
Sybron International, Inc. (a)	42,660	970,515
Techne Corp. (a)	3,300	315,150
Varian Medical Systems, Inc. (a)	12,500	574,219
VISX, Inc. (a)	11,400	314,213
TOTAL MEDICAL EQUIPMENT & SUPPLIES		67,856,573
MEDICAL FACILITIES MANAGEMENT - 3.0%
Quest Diagnostics, Inc. (a)	25,600	3,168,000
TOTAL COMMON STOCKS (Cost $82,314,826)		95,666,469
Cash Equivalents - 13.8%

Fidelity Cash Central Fund, 6.59% (b)	11,854,523	11,854,523
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	3,035,600	3,035,600
TOTAL CASH EQUIVALENTS (Cost $14,890,123)		14,890,123
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $97,204,949)		110,556,592
NET OTHER ASSETS - (2.7)%		(2,908,217)
NET ASSETS - 100%		$ 107,648,375
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $67,024,861 and $34,769,789, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,707 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $2,834,338. The fund received cash collateral of $3,035,600 which was invested in cash equivalents.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $97,852,801. Net unrealized appreciation aggregated $12,703,791, of which $16,253,236 related to appreciated investment securities and $3,549,445 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Medical Equipment and Systems Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $97,204,949) - See accompanying schedule		$ 110,556,592
Receivable for investments sold		1,176,514
Receivable for fund shares sold		1,290,708
Dividends receivable		33,718
Interest receivable		46,206
Redemption fees receivable		574
Other receivables		1,125
Total assets		113,105,437
Liabilities
Payable for investments purchased	$ 1,972,310
Payable for fund shares redeemed	337,977
Accrued management fee	48,295
Other payables and accrued expenses	62,880
Collateral on securities loaned, at value	3,035,600
Total liabilities		5,457,062
Net Assets		$ 107,648,375
Net Assets consist of:
Paid in capital		$ 87,829,617
Undistributed net investment income		3,531
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,463,584
Net unrealized appreciation (depreciation) on investments		13,351,643
Net Assets, for 6,491,316 shares outstanding		$ 107,648,375
Net Asset Value and redemption price per share ($107,648,375 ÷ 6,491,316 shares)		$16.58
Maximum offering price per share (100/97.00 of $16.58)		$17.09

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 207,484
Interest		245,504
Security lending		7,886
Total income		460,874
Expenses
Management fee	$ 204,655
Transfer agent fees	199,570
Accounting and security lending fees	31,008
Non-interested trustees' compensation	99
Custodian fees and expenses	6,556
Registration fees	19,307
Audit	4,815
Legal	93
Miscellaneous	28
Total expenses before reductions	466,131
Expense reductions	(8,788)	457,343
Net investment income		3,531
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		6,762,227
Change in net unrealized appreciation (depreciation) on investment securities		9,830,176
Net gain (loss)		16,592,403
Net increase (decrease) in net assets resulting from operations		$ 16,595,934
Other Information Sales charges paid to FDC		$ 319,067
Deferred sales charges withheld by FDC		$ 115
Exchange fees withheld by FSC		$ 1,860
Expense reductions Directed brokerage arrangements		$ 8,782
Custodian credits		6
		$ 8,788

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ 3,531	$ (241,028)
Net realized gain (loss)	6,762,227	7,168,011
Change in net unrealized appreciation (depreciation)	9,830,176	1,927,877
Net increase (decrease) in net assets resulting from operations	16,595,934	8,854,860
Distributions to shareholders from net realized gains	(5,806,850)	(1,173,170)
Share transactions Net proceeds from sales of shares	82,475,768	58,510,274
Reinvestment of distributions	5,600,013	1,142,384
Cost of shares redeemed	(43,321,032)	(43,972,480)
Net increase (decrease) in net assets resulting from share transactions	44,754,749	15,680,178
Redemption fees	74,247	74,009
Total increase (decrease) in net assets	55,618,080	23,435,877
Net Assets
Beginning of period	52,030,295	28,594,418
End of period (including undistributed net investment income of $3,531 and $0, respectively)	$ 107,648,375	$ 52,030,295
Other Information Shares
Sold	5,432,428	4,477,921
Issued in reinvestment of distributions	412,980	91,548
Redeemed	(2,890,815)	(3,396,782)
Net increase (decrease)	2,954,593	1,172,687

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 G	1999 E
Net asset value, beginning of period	$ 14.71	$ 12.10	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.00	(.08)	(.11)
Net realized and unrealized gain (loss)	3.48	3.09	2.18
Total from investment operations	3.48	3.01	2.07
Less Distributions
From net realized gain	(1.63)	(.42)	-
Redemption fees added to paid in capital	.02	.02	.03
Net asset value, end of period	$ 16.58	$ 14.71	$ 12.10
Total Return B, C	26.26%	25.68%	21.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 107,648	$ 52,030	$ 28,594
Ratio of expenses to average net assets	1.28% A	1.66%	2.39% A
Ratio of expenses to average net assets after expense reductions	1.25% A, F	1.65% F	2.38% A, F
Ratio of net investment income (loss) to average net assets	.01% A	(.61)%	(1.21)% A
Portfolio turnover rate	105% A	101%	85% A

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E For the period April 28, 1998 (commencement of operations) to February 28,1999. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Energy Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Energy	28.73%	20.69%	131.69%	169.00%
Select Energy (load adj.)	24.80%	17.00%	124.66%	160.86%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Natural Resources	22.21%	8.91%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Energy	20.69%	18.30%	10.40%
Select Energy (load adj.)	17.00%	17.57%	10.06%
S&P 500	16.32%	24.04%	19.49%
GS Natural Resources	8.91%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $26,086 - a 160.86% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Exxon Mobil Corp.	9.1
Royal Dutch Petroleum Co. (NY Shares)	7.8
Chevron Corp.	7.3
Enron Corp.	5.7
Schlumberger Ltd.	4.5
Halliburton Co.	2.9
Devon Energy Corp.	2.5
Williams Companies, Inc.	2.4
Anadarko Petroleum Corp.	2.4
BP Amoco PLC sponsored ADR	2.2
46.8

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Energy Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Scott Offen,
Portfolio Manager
of Fidelity Select
Energy Portfolio

Q. Scott, how did the fund perform during the past six months that ended August 31, 2000?

A. For the six months that ended August 31, 2000, the fund returned 28.73%, while the Goldman Sachs Natural Resources Index - an index of 112 stocks designed to measure the performance of companies in the natural resources sector - returned 22.21%. During the same period, the Standard & Poor's 500 Index returned 11.73%. For the 12 months that ended August 31, 2000, the fund returned 20.69%, while the Goldman Sachs Natural Resources Index returned 8.91% and the S&P 500 returned 16.32%.

Q. What factors helped the fund's performance during the past six months?

A. Energy stocks generally enjoyed solid performance during the six-month period. Rising energy prices helped propel two areas that I focused on: natural gas and energy services stocks. Diversified energy companies also performed well. The fund beat the Goldman Sachs index because the index includes stocks from other industries within the natural resources sector, such as paper and forest products and metals, that did not perform nearly as well as energy stocks during the six months covered by this report.

Q. What helped natural gas and energy services stocks post such strong gains?

A. A favorable supply/demand dynamic helped send natural gas prices soaring. Robust economic growth in the U.S. and a strong housing market helped boost demand. Increasing demand for electricity also helped natural gas stocks, because most new electric power plants will be powered by natural gas. On the other side of the equation, the most easily accessible supplies of natural gas in North America have been depleted. Further, many areas of Alaska and Canada where natural gas can be found have been put off-limits due to environmental concerns. Not only that, but even if construction of pipelines to the North was started immediately, it would be several years before the pipelines could carry natural gas to where it is needed. Looking at energy services, prospects for companies in this industry are dramatically affected by the price of crude oil. With oil prices on the rise, diversified oil companies increased their drilling, exploration and production expenditures. This was a significant change, because the oil companies had not invested very much in these activities during the past two years because the price of oil was much lower. When energy companies up their spending in these areas, the revenues and earnings of energy services firms improve dramatically. That improvement has helped their stocks.

Q. Which stocks were the top contributors to the fund's performance? Were there any disappointments?

A. Anadarko Petroleum, an exploration and production (E&P) firm, proved to be the top contributor to the fund's performance. When energy prices rise, particularly natural gas, E&P stocks tend to do quite well. As I said, energy services stocks and companies with businesses related to natural gas also helped quite a bit. Two energy service stocks, Schlumberger and Halliburton, rose nicely. Looking at natural gas, Dynegy, an independent power producer, also aided performance. Finally, fund performance was boosted by several integrated oil companies, including Royal Dutch Petroleum, BP Amoco, Chevron and Amerada Hess. Looking to disappointments, this was a period when the energy sector performed so well that it was hard to find any stocks that significantly detracted from performance. None of the bottom-10 performers made up more than 0.1% of the fund.

Q. What is your outlook?

A. It's cautiously optimistic. There's nothing on the horizon that looks as if it will disrupt the positive trends for natural gas and energy services. It appears natural gas supply will remain tight, while demand should continue to increase. If oil prices come back down, energy services stocks might struggle over the near term. But I think that the supply of oil is so tight that any price declines would be short-lived and minor. As a result, I expect capital spending for E&P by oil companies will remain the same or even rise. If that happens, revenues and earnings for energy services companies should remain strong.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 14, 1981

Fund number: 060

Trading symbol: FSENX

Size: as of August 31, 2000, more than
$248 million

Manager: Scott Offen, since 1999; manager, Fidelity Select Natural Resources Portfolio and Fidelity Advisor Natural Resources Portfolio, since 1999; several Fidelity Select Portfolios, 1988-1999; joined Fidelity in 1985

3

Semiannual Report

Energy Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.8%
	Shares	Value (Note 1)
ELECTRIC UTILITY - 0.2%
NRG Energy, Inc.	13,000	$ 341,250
ENERGY SERVICES - 20.2%
Baker Hughes, Inc.	72,350	2,645,297
BJ Services Co. (a)	24,500	1,641,500
ENSCO International, Inc.	79,700	3,178,038
Global Industries Ltd. (a)	72,100	896,744
Global Marine, Inc. (a)	73,600	2,378,200
Halliburton Co.	134,900	7,149,700
Hanover Compressor Co. (a)	200	6,350
Helmerich & Payne, Inc.	18,700	690,731
Marine Drilling Companies, Inc. (a)	22,500	611,719
McDermott International, Inc.	100	769
Nabors Industries, Inc. (a)	80,300	3,819,269
Noble Drilling Corp. (a)	37,800	1,833,300
Precision Drilling Corp. (a)	13,100	446,014
R&B Falcon Corp. (a)	11,000	313,500
Rowan Companies, Inc. (a)	31,300	970,300
Santa Fe International Corp.	45,700	1,796,581
Schlumberger Ltd.	130,480	11,131,575
Smith International, Inc. (a)	28,700	2,281,650
Superior Energy Services, Inc. (a)	1,100	12,100
Transocean Sedco Forex, Inc.	78,268	4,676,513
Varco International, Inc. (a)	30,500	615,719
Weatherford International, Inc.	66,325	3,113,130
TOTAL ENERGY SERVICES		50,208,699
GAS - 12.5%
Dynegy, Inc. Class A	116,030	5,221,350
El Paso Energy Corp.	10,700	623,275
Enron Corp.	168,000	14,259,000
Kinder Morgan, Inc.	121,300	4,465,356
Questar Corp.	22,300	483,631
Williams Companies, Inc.	129,500	5,965,094
TOTAL GAS		31,017,706
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Capstone Turbine Corp.	300	27,694
METALS & MINING - 0.0%
Alcoa, Inc.	2	67
OIL & GAS - 56.4%
Alberta Energy Co. Ltd.	103,400	3,808,549
Amerada Hess Corp.	40,100	2,744,344
Anadarko Petroleum Corp.	90,507	5,952,645
Apache Corp.	59,300	3,735,900

	Shares	Value (Note 1)
BP Amoco PLC sponsored ADR	99,900	$ 5,519,475
Burlington Resources, Inc.	92,225	3,625,595
Cabot Oil & Gas Corp. Class A	100	2,000
Canada Occidental Petroleum Ltd.	49,900	1,312,355
Canadian Hunter Exploration Ltd. (a)	39,800	987,224
Chevron Corp.	214,700	18,142,150
Conoco, Inc.:
Class A	121,600	3,062,800
Class B	208,511	5,447,350
Crestar Energy, Inc. (a)	18,100	282,909
Devon Energy Corp.	105,856	6,199,192
EOG Resources, Inc.	63,000	2,409,750
Exxon Mobil Corp.	276,455	22,565,636
Grant Prideco, Inc. (a)	118,825	2,792,388
Imperial Oil Ltd.	43,500	1,086,391
Magnum Hunter Resources, Inc. (a)	1	8
National-Oilwell, Inc. (a)	66,000	2,289,375
Newfield Exploration Co. (a)	22,600	977,450
Noble Affiliates, Inc.	14,000	542,500
Nuevo Energy Co. (a)	64,700	1,241,431
Occidental Petroleum Corp.	103,700	2,242,513
Ocean Energy, Inc. (a)	98,400	1,494,450
Petro-Canada	142,200	3,019,878
Phillips Petroleum Co.	46,700	2,889,563
Pioneer Natural Resources Co. (a)	93,000	1,290,375
Pogo Producing Co.	19,900	534,813
Rio Alto Exploration Ltd. (a)	58,900	1,172,796
Royal Dutch Petroleum Co. (NY Shares)	317,900	19,451,506
Suncor Energy, Inc.	150,700	3,405,216
Sunoco, Inc.	24,800	674,250
Talisman Energy, Inc. (a)	77,900	2,617,842
Texaco, Inc.	46,200	2,379,300
Tosco Corp.	25,400	774,700
TotalFinaElf SA sponsored ADR	37,511	2,794,570
Ultramar Diamond Shamrock Corp.	19,500	457,031
Valero Energy Corp.	17,600	530,200
TOTAL OIL & GAS		140,456,420
RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%
Newpark Resources, Inc. (a)	74,800	766,700
SHIPPING - 0.2%
Teekay Shipping Corp.	12,700	587,375
TOTAL COMMON STOCKS (Cost $169,609,617)		223,405,911
Cash Equivalents - 19.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.59% (b)	24,127,524	$ 24,127,524
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	24,014,100	24,014,100
TOTAL CASH EQUIVALENTS (Cost $48,141,624)		48,141,624
TOTAL INVESTMENT PORTFOLIO - 109.1% (Cost $217,751,241)	271,547,535
NET OTHER ASSETS - (9.1)%	(22,647,447)
NET ASSETS - 100%	$ 248,900,088
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $116,141,342 and $16,153,319, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $9,333 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $20,088,248. The fund received cash collateral of $24,014,100 which was invested in cash equivalents. Cash collateral includes $3,115,000 received for unsettled security loans.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	77.0%
Netherlands	7.8
Canada	7.2
Netherlands Antilles	4.5
United Kingdom	2.2
France	1.1
Others (individually less than 1%)	0.2
100.0%
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $218,612,213. Net unrealized appreciation aggregated $52,935,322, of which $54,285,433 related to appreciated investment securities and $1,350,111 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Energy Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $217,751,241) - See accompanying schedule		$ 271,547,535
Receivable for investments sold		90,472
Receivable for fund shares sold		1,771,586
Dividends receivable		627,711
Interest receivable		87,840
Redemption fees receivable		1,474
Other receivables		4,267
Total assets		274,130,885
Liabilities
Payable for fund shares redeemed	$ 997,383
Accrued management fee	111,995
Other payables and accrued expenses	107,319
Collateral on securities loaned, at value	24,014,100
Total liabilities		25,230,797
Net Assets		$ 248,900,088
Net Assets consist of:
Paid in capital		$ 179,241,667
Undistributed net investment income		859,364
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,002,621
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,796,436
Net Assets, for 8,696,950 shares outstanding		$ 248,900,088
Net Asset Value and redemption price per share ($248,900,088 ÷ 8,696,950 shares)		$28.62
Maximum offering price per share (100/97.00 of $28.62)		$29.51

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 1,729,674
Interest		400,128
Security lending		13,948
Total income		2,143,750
Expenses
Management fee	$ 646,891
Transfer agent fees	539,312
Accounting and security lending fees	74,041
Non-interested trustees' compensation	559
Custodian fees and expenses	9,962
Registration fees	48,655
Audit	9,295
Legal	375
Miscellaneous	58
Total expenses before reductions	1,329,148
Expense reductions	(44,762)	1,284,386
Net investment income		859,364
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	17,221,308
Foreign currency transactions	(10,616)	17,210,692
Change in net unrealized appreciation (depreciation) on:
Investment securities	33,165,221
Assets and liabilities in foreign currencies	142	33,165,363
Net gain (loss)		50,376,055
Net increase (decrease) in net assets resulting from operations		$ 51,235,419
Other Information
Sales charges paid to FDC		$ 396,192
Deferred sales charges withheld by FDC		$ 5,919
Exchange fees withheld by FSC		$ 6,855
Expense reductions
Directed brokerage arrangements		$ 41,953
Custodian credits		2,051
Transfer agent credits		758
		$ 44,762

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Energy Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income	$ 859,364	$ 935,089
Net realized gain (loss)	17,210,692	23,280,737
Change in net unrealized appreciation (depreciation)	33,165,363	34,688,428
Net increase (decrease) in net assets resulting from operations	51,235,419	58,904,254
Distributions to shareholders From net investment income	(326,627)	(786,455)
From net realized gain	(7,839,244)	(2,442,218)
Total distributions	(8,165,871)	(3,228,673)
Share transactions Net proceeds from sales of shares	130,024,854	235,865,753
Reinvestment of distributions	7,751,648	3,080,231
Cost of shares redeemed	(107,846,927)	(239,412,583)
Net increase (decrease) in net assets resulting from share transactions	29,929,575	(466,599)
Redemption fees	229,158	458,349
Total increase (decrease) in net assets	73,228,281	55,667,331
Net Assets
Beginning of period	175,671,807	120,004,476
End of period (including undistributed net investment income of $859,364 and $458,754, respectively)	$ 248,900,088	$ 175,671,807
Other Information Shares
Sold	4,885,884	10,521,938
Issued in reinvestment of distributions	305,906	141,927
Redeemed	(4,097,184)	(10,457,389)
Net increase (decrease)	1,094,606	206,476

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 23.11	$ 16.23	$ 21.20	$ 21.31	$ 18.97	$ 16.10
Income from Investment Operations
Net investment income D	.10	.10	.13	.11	.13	.18
Net realized and unrealized gain (loss)	6.38	7.11	(4.71)	3.93	3.59	3.13
Total from investment operations	6.48	7.21	(4.58)	4.04	3.72	3.31
Less Distributions
From net investment income	(.04)	(.09)	(.02)	(.09)	(.13)	(.11)
From net realized gain	(.96)	(.29)	(.40)	(4.09)	(1.31)	(.36)
Total distributions	(1.00)	(.38)	(.42)	(4.18)	(1.44)	(.47)
Redemption fees added to paid in capital	.03	.05	.03	.03	.06	.03
Net asset value, end of period	$ 28.62	$ 23.11	$ 16.23	$ 21.20	$ 21.31	$ 18.97
Total Return B, C	28.73%	44.89%	(22.00)%	20.40%	20.35%	20.92%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 248,900	$ 175,672	$ 120,004	$ 147,023	$ 203,265	$ 119,676
Ratio of expenses to average net assets	1.15% A	1.29%	1.46%	1.58%	1.57%	1.63%
Ratio of expenses to average net assets after expense reductions	1.11% A, E	1.25% E	1.42% E	1.53% E	1.55% E	1.63%
Ratio of net investment income to average net assets	.75% A	.45%	.68%	.47%	.62%	1.04%
Portfolio turnover rate	108% A	124%	138%	115%	87%	97%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. CTotal returns do not include the one time sales charge and for periods of less than one year are not annualized.
DNet investment income (loss) per share has been calculated based on average shares outstanding during the period. EFMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.
FFor the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Energy Service Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Energy Service	31.49%	58.27%	224.27%	241.43%
Select Energy Service (load adj.)	27.47%	53.45%	214.46%	231.12%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Natural Resources	22.21%	8.91%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Energy Service	58.27%	26.53%	13.07%
Select Energy Service (load adj.)	53.45%	25.75%	12.72%
S&P 500	16.32%	24.04%	19.49%
GS Natural Resources	8.91%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $33,112 - a 231.12% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Nabors Industries, Inc.	7.9
ENSCO International, Inc.	6.9
Weatherford International, Inc.	6.5
Smith International, Inc.	5.7
Global Marine, Inc.	5.2
Noble Drilling Corp.	5.0
Santa Fe International Corp.	4.4
Halliburton Co.	4.2
Grant Prideco, Inc.	4.2
Transocean Sedco Forex, Inc.	4.2
54.2

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Energy Service Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Nick Tiller,
Portfolio Manager
of Fidelity Select
Energy Service Portfolio

Q. How did the fund perform, Nick?

A. It was a good period. For the six months that ended August 31, 2000, the fund returned 31.49%, compared with 22.21% for the Goldman Sachs Natural Resources Index - an index of 112 stocks designed to measure the performance of companies in the natural resources sector. The fund's performance also compared favorably with that of the Standard & Poor's 500 Index, which returned 11.73% during the same period. For the 12 months that ended August 31, 2000, the fund returned 58.27%, compared with 8.91% and 16.32% for the Goldman Sachs index and the S&P 500, respectively.

Q. Why did the fund outperform the indexes by such wide margins?

A. Surging prices for crude oil and natural gas were the primary reason. From the beginning of March through the end of August, oil climbed from around $26 to approximately $34 per barrel, while natural gas experienced an even larger percentage gain, rising from roughly $2.75 to around $4.75 per thousand cubic feet. When energy prices are strong, exploration for oil and gas picks up, boosting the prospects for drillers and other energy services providers. In contrast, the Goldman Sachs index includes a heavier weighting of integrated energy stocks, which tend to be less volatile than energy services shares. When oil and gas prices are rising, energy services companies benefit more than integrateds. Furthermore, the Goldman Sachs index includes precious metals and paper stocks, which did comparatively poorly during the period. Versus the S&P 500, the fund was helped by a dramatic improvement in the earnings growth of energy services companies compared with the earnings growth of the average S&P 500 stock.

Q. What changes did you make to the fund's positioning
during the period?

A. I increased the fund's weighting of drilling stocks because drillers tend to be the segment of the energy services sector that has the most leverage to rising energy prices. In addition, I began to build positions in late-cycle stocks. For example, I increased the fund's weighting of equipment manufacturers of drilling rigs, which normally see their business increase substantially only later in the business cycle, when there is greater demand for repairs, upgrades and new construction. Finally, I added positions in oil tanker stocks because there was a shortage of tanker capacity during the period, causing those companies' revenues and profits to rise dramatically. Offsetting these increases were reductions in some of the fund's large-capitalization integrated energy holdings.

Q. What stocks did well for the fund?

A. Weatherford International, Smith International and Cooper Cameron all are energy services companies with significant exposure to North America, where the biggest increase in oil exploration occurred during the period. In the case of Weatherford, another contributing factor was its spinoff of drill pipe manufacturer Grant Prideco. Investors began to recognize that the remaining company was undervalued versus its peers. Two offshore drillers, Ensco International and Noble Drilling, benefited from the favorable outlook for that market segment. Nabors Industries, a North American land driller, was attractive to investors because of its exposure to the exceptionally strong natural gas market.

Q. What stocks detracted from performance?

A. Varco International, one of the late-cycle drilling rig equipment manufacturers in which I increased the fund's exposure, was one detractor. The typical late-cycle catalysts had yet to kick in as of the end of the period, but I was confident that the longer-term outlook for the stock remained favorable. McDermott International's performance suffered when it appeared that the asbestos litigation in which it was involved might be more protracted than previously expected. I reduced the fund's holdings in McDermott.

Q. What's your outlook, Nick?

A. Going forward, I will be watching how much money is allocated to the exploration budgets of the major integrated energy and exploration companies. OPEC's stated target range for crude oil prices is $22 to $28 per barrel, so it would not be surprising to see oil decline from its current price of around $34 per barrel. However, energy services companies could still do very well even with oil prices in OPEC's range. With winter approaching and natural gas supplies extremely tight, weather likely will be a key factor in determining the direction of gas prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 16, 1985

Fund number: 043

Trading symbol: FSESX

Size: as of August 31, 2000, more than
$880 million

Manager: Nicholas Tiller, since February 2000; analyst, various industries, since 1998; joined Fidelity in 1998

3

Semiannual Report

Energy Service Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.7%
	Shares	Value (Note 1)
ELECTRICAL EQUIPMENT - 0.0%
NQL Drilling Tools, Inc. Class A (a)	60,600	$ 329,460
ENERGY SERVICES - 80.3%
Baker Hughes, Inc.	806,336	29,481,660
BJ Services Co. (a)	511,076	34,242,092
Carbo Ceramics, Inc.	166,600	6,049,663
Coflexip SA sponsored ADR	107,300	6,374,291
Diamond Offshore Drilling, Inc.	89,700	4,019,681
ENSCO International, Inc.	1,514,100	60,374,738
Ensign Resource Service Group, Inc.	163,100	5,647,261
Global Industries Ltd. (a)	1,454,400	18,089,100
Global Marine, Inc. (a)	1,419,400	45,864,363
Grey Wolf, Inc. (a)	1,525,000	8,387,500
Halliburton Co.	700,567	37,130,051
Helmerich & Payne, Inc.	474,900	17,541,619
Key Energy Group, Inc. (a)	400,000	4,150,000
Lone Star Technologies, Inc. (a)	189,500	9,522,375
Marine Drilling Companies, Inc. (a)	1,090,800	29,656,125
Maverick Tube Corp. (a)	300,000	8,418,750
McDermott International, Inc.	264,100	2,030,269
Nabors Industries, Inc. (a)	1,470,177	69,925,290
Noble Drilling Corp. (a)	900,150	43,657,275
Oceaneering International, Inc. (a)	115,400	2,012,288
Parker Drilling Co. (a)	315,800	2,269,813
Precision Drilling Corp. (a)	146,800	4,998,084
R&B Falcon Corp. (a)	160,000	4,560,000
Rowan Companies, Inc. (a)	634,600	19,672,600
Santa Fe International Corp.	980,000	38,526,250
Schlumberger Ltd. (NY Shares)	407,645	34,777,214
Smith International, Inc. (a)	633,000	50,323,500
Superior Energy Services, Inc. (a)	143,300	1,576,300
Transocean Sedco Forex, Inc.	620,027	37,046,613
Varco International, Inc. (a)	685,698	13,842,528
Weatherford International, Inc.	1,215,205	57,038,685
TOTAL ENERGY SERVICES		707,205,978
OIL & GAS - 11.3%
Cooper Cameron Corp. (a)	369,476	28,749,851
Friede Goldman Halter, Inc. (a)	200,000	1,125,000
Grant Prideco, Inc. (a)	1,579,405	37,116,018
National-Oilwell, Inc. (a)	932,100	32,332,219
TOTAL OIL & GAS		99,323,088
RETAIL & WHOLESALE, MISCELLANEOUS - 0.6%
Newpark Resources, Inc. (a)	474,300	4,861,575

	Shares	Value (Note 1)
SHIPPING - 1.5%
Frontline Ltd. (a)	405,000	$ 6,061,607
Teekay Shipping Corp.	164,100	7,589,625
TOTAL SHIPPING		13,651,232
TOTAL COMMON STOCKS (Cost $480,802,242)		825,371,333
Cash Equivalents - 7.1%

Fidelity Cash Central Fund, 6.59% (b)	51,158,100	51,158,100
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	11,385,000	11,385,000
TOTAL CASH EQUIVALENTS (Cost $62,543,100)		62,543,100
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $543,345,342)		887,914,433
NET OTHER ASSETS - (0.8)%		(7,359,834)
NET ASSETS - 100%		$ 880,554,599
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $349,718,409 and $284,539,684, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $52,275 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $11,147,813. The fund received cash collateral of $11,385,000 which was invested in cash equivalents.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $547,878,526. Net unrealized appreciation aggregated $340,035,907, of which $344,906,617 related to appreciated investment securities and $4,870,710 related to depreciated investment securities.

At February 29, 2000, the fund had a capital loss carryforward of approximately $162,650,000 of which $85,150,000 and $77,500,000 will expire on February 28, 2007 and February 29, 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Energy Service Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $543,345,342) - See accompanying schedule		$ 887,914,433
Receivable for investments sold		10,014,930
Receivable for fund shares sold		4,832,214
Dividends receivable		133,516
Interest receivable		301,611
Redemption fees receivable		10,186
Other receivables		4,128
Total assets		903,211,018
Liabilities
Payable for investments purchased	$ 5,453,278
Payable for fund shares redeemed	5,160,944
Accrued management fee	391,177
Other payables and accrued expenses	266,020
Collateral on securities loaned, at value	11,385,000
Total liabilities		22,656,419
Net Assets		$ 880,554,599
Net Assets consist of:
Paid in capital		$ 673,210,777
Accumulated net investment (loss)		(1,584,688)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(135,640,581)
Net unrealized appreciation (depreciation) on investments		344,569,091
Net Assets, for 23,123,880 shares outstanding		$ 880,554,599
Net Asset Value and redemption price per share ($880,554,599 ÷ 23,123,880 shares)		$38.08
Maximum offering price per share (100/97.00 of $38.08)		$39.26

Statement of Operations

Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 1,015,901
Interest		1,397,435
Security lending		13,410
Total income		2,426,746
Expenses
Management fee	$ 2,242,194
Transfer agent fees	1,585,221
Accounting and security lending fees	220,185
Non-interested trustees' compensation	1,596
Custodian fees and expenses	14,612
Registration fees	92,797
Audit	12,307
Legal	1,255
Miscellaneous	145
Total expenses before reductions	4,170,312
Expense reductions	(158,878)	4,011,434
Net investment income (loss)		(1,584,688)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	33,556,281
Foreign currency transactions	(11,388)	33,544,893
Change in net unrealized appreciation (depreciation) on investment securities		152,223,470
Net gain (loss)		185,768,363
Net increase (decrease) in net assets resulting from operations		$ 184,183,675
Other Information
Sales charges paid to FDC		$ 1,884,546
Deferred sales charges withheld by FDC		$ 3,951
Exchange fees withheld by FSC		$ 26,183
Expense reductions
Directed brokerage arrangements		$ 152,763
Custodian credits		870
Transfer agent credits		5,245
		$ 158,878

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Energy Service Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (1,584,688)	$ (2,713,337)
Net realized gain (loss)	33,544,893	17,432,005
Change in net unrealized appreciation (depreciation)	152,223,470	413,309,116
Net increase (decrease) in net assets resulting from operations	184,183,675	428,027,784
Share transactions Net proceeds from sales of shares	686,711,356	1,103,932,587
Cost of shares redeemed	(623,929,014)	(1,270,153,739)
Net increase (decrease) in net assets resulting from share transactions	62,782,342	(166,221,152)
Redemption fees	1,702,596	3,182,982
Total increase (decrease) in net assets	248,668,613	264,989,614
Net Assets
Beginning of period	631,885,986	366,896,372
End of period (including accumulated net investment loss of $1,584,688 and $0, respectively)	$ 880,554,599	$ 631,885,986
Other Information Shares
Sold	19,920,650	52,841,715
Redeemed	(18,613,561)	(59,047,414)
Net increase (decrease)	1,307,089	(6,205,699)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 G	1999	1998	1997	1996 G
Net asset value, beginning of period	$ 28.96	$ 13.09	$ 28.02	$ 20.46	$ 16.09	$ 11.97
Income from Investment Operations
Net investment income (loss) D	(.07)	(.09)	(.10)	(.10)	(.01)	.08 E
Net realized and unrealized gain (loss)	9.12	15.86	(13.26)	9.36	5.05	4.49
Total from investment operations	9.05	15.77	(13.36)	9.26	5.04	4.57
Less Distributions
From net investment income	-	-	-	-	-	(.04)
From net realized gain	-	-	(1.71)	(1.85)	(.79)	(.48)
Total distributions	-	-	(1.71)	(1.85)	(.79)	(.52)
Redemption fees added to paid in capital	.07	.10	.14	.15	.12	.07
Net asset value, end of period	$ 38.08	$ 28.96	$ 13.09	$ 28.02	$ 20.46	$ 16.09
Total Return B, C	31.49%	121.24%	(50.57)%	48.43%	32.26%	39.15%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 880,555	$ 631,886	$ 366,896	$ 919,002	$ 439,504	$ 273,805
Ratio of expenses to average net assets	1.04% A	1.23%	1.39%	1.25%	1.47%	1.59%
Ratio of expenses to average net assets after expense reductions	1.00% A, F	1.20% F	1.35% F	1.22% F	1.45% F	1.58% F
Ratio of net investment income (loss) to average net assets	(.40)% A	(.40)%	(.49)%	(.35)%	(.07)%	.60%
Portfolio turnover rate	75% A	69%	75%	78%	167%	223%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.02 per share. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Gold Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Gold	-7.06%	-3.02%	-40.30%	-17.23%
Select Gold (load adj.)	-9.92%	-6.00%	-42.16%	-19.79%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Natural Resources	22.21%	8.91%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Gold	-3.02%	-9.80%	-1.87%
Select Gold (load adj.)	-6.00%	-10.37%	-2.18%
S&P 500	16.32%	24.04%	19.49%
GS Natural Resources	8.91%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Gold Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have been $8,021 - a 19.79% decrease on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Meridian Gold, Inc.	11.0
Anglogold Ltd.	8.1
Goldcorp, Inc. Class A	6.7
Compania de Minas Buenaventura SA Series B	6.6
Newcrest Mining Ltd.	6.0
Normandy Mining Ltd.	5.7
Agnico-Eagle Mines Ltd.	5.0
Barrick Gold Corp.	4.7
Gold Fields Ltd.	4.2
Placer Dome, Inc.	3.8
61.8

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Gold Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Niel Marotta became Portfolio Manager of Fidelity Select Gold Portfolio on April 1, 2000.

Q. How did the fund perform, Niel?

A. Performance was disappointing by both absolute and relative measures. For the six months that ended August 31, 2000, the fund returned -7.06%. In comparison, the Goldman Sachs Natural Resources Index - an index of 112 stocks designed to measure the performance of companies in the natural resources sector - returned 22.21%. The fund also trailed the 11.73% return of the Standard & Poor's 500 Index during the same period. For the 12 months that ended August 31, 2000, the fund returned -3.02%, compared to 8.91% and 16.32% for the Goldman Sachs index and S&P 500, respectively.

Q. Why did the fund underperform its benchmarks?

A. The fund's performance was once again undermined by the price of gold, which trended downward to around $270 per ounce at the end of August. Stable demand for gold jewelry continued to be offset by central bank selling and the hedging activities of gold producers. Furthermore, the most recent U.K.-sponsored auction of gold in July saw relatively weak demand, although that could have been partly attributable to seasonal factors. In contrast, crude oil and gas prices were extremely strong during the period, helping to boost the Goldman Sachs index. In addition, the U.S. economy continued to benefit from strong but slowing growth, low inflation and interest rates that, although rising, were still low by historical standards, contributing to the relatively favorable performance of the S&P 500.

Q. What stocks helped the fund's performance?

A. Goldcorp was the most positive contributor, helped by better-than-expected grades of ore at its Red Lake mine in Canada and the settlement of a multi-year labor strike. Meridian, the fund's largest holding, also helped performance, as the company continued to achieve good results at its El Penon mine in Chile. Another core holding, Australia-based Normandy Mining, firmed toward the end of the period on speculation that it might be a takeover target.

Q. What stocks detracted from performance?

A. Anglogold, the world's largest gold producer, struggled under the weight of declining gold prices and no major improvement in the South African company's production or cost structure. Another disappointment was Australian holding Delta Gold, a victim of political unrest in the Solomon Islands. U.S.-based Newmont Mining also underperformed. The company does not hedge its production and is therefore relatively unprotected from the effects of falling gold prices.

Q. Can you comment on your management style?

A. My feeling is that the criteria for a good gold stock shouldn't be significantly different from the criteria for good stocks in other sectors. That is, I look for healthy returns on capital and the potential for strong earnings growth. It all starts with selecting companies that have low production costs. Even with the price of gold at $270 per ounce, companies with total production costs well below $200 an ounce should be able to earn healthy profits under normal circumstances. I also look for companies with a proven ability to expand production and reserves, which, in the absence of rising gold prices, is the primary method for mining companies to grow their earnings. My focus on companies with relatively low production costs led me to increase the fund's exposure to companies that mine palladium and platinum. The production costs of those two metals are normally only slightly higher than those of gold, but the market prices of platinum and palladium were significantly higher than that of the yellow metal, providing potentially higher profit margins.

Q. What's your outlook, Niel?

A. Central bank selling and active hedging on the part of many producers continue to depress gold prices. Furthermore, the U.S. dollar, which weakened temporarily in June, has recovered, and a strong dollar is normally bad for gold. Additionally, inflation - which typically helps gold prices - remains subdued. On the positive side, mining companies appear to be more selective about the projects they bring on line. There is a lower tolerance for marginally profitable mines. This trend should ultimately lead to a greater supply of profitable investment opportunities, especially if gold prices stabilize.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 16, 1985

Fund number: 041

Trading symbol: FSAGX

Size: as of August 31, 2000, more than
$257 million

Manager: Niel Marotta, since April 2000; manager, Fidelity Select Industrial Materials Portfolio, since April 2000; analyst, Canadian companies, 1997-2000; joined Fidelity in 1997

3

Semiannual Report

Gold Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.8%
	Shares	Value (Note 1)
Australia - 17.2%
PRECIOUS METALS - 17.2%
Gold & Silver Ores - 7.9%
Normandy Mining Ltd.	24,957,664	$ 14,688,584
Sons of Gwalia NL	1,817,653	5,506,125
		20,194,709
Gold Ores - 9.3%
Delta Gold NL	8,212,228	6,444,300
Lihir Gold Ltd. (a)	5,503,920	2,096,003
Newcrest Mining Ltd.	6,600,562	15,451,183
		23,991,486
TOTAL PRECIOUS METALS		44,186,195
Canada - 40.7%
METALS & MINING - 1.4%
Metal Mining - 0.0%
Ivanhoe Mines Ltd. (a)	100,000	65,240
Metal Mining Services - 0.2%
Minefinders Corp. Ltd. (a)	497,800	409,336
Minefinders Corp. Ltd. (a)(d)	200,000	164,458
		573,794
Miscellaneous Nonmetallic Minerals - 1.2%
DIA Metropolitan Minerals Ltd.:
Class A (sub-vtg.) (a)	50,650	557,615
Class B (multi-vtg.) (a)	204,400	2,528,087
		3,085,702
TOTAL METALS & MINING		3,724,736
OIL & GAS - 0.4%
Oil & Gas Field Exploration Services - 0.4%
Southwestern Gold Corp. (a)	362,500	1,083,928
PRECIOUS METALS - 35.3%
Gold & Silver Ores - 24.0%
Glamis Gold Ltd. (a)	1,760,800	2,812,015
Goldcorp, Inc. Class A (a)	2,427,800	17,241,257
Meridian Gold, Inc. (a)(c)	4,231,900	28,327,700
Placer Dome, Inc.	1,110,252	9,921,722
Richmont Mines, Inc. (a)	206,300	252,355
Teck Corp. Class B (sub. vtg.)	465,300	3,335,994
		61,891,043
Gold Ores - 11.3%
Agnico-Eagle Mines Ltd.	2,169,500	12,826,809
Barrick Gold Corp.	765,500	12,173,089
Francisco Gold Corp. (a)	221,400	962,936
Francisco Gold Corp. (a)(d)	199,000	865,511
High River Gold Mines Ltd. (a)	120,000	32,620
IAMGOLD Corp. (a)	335,000	626,062

	Shares	Value (Note 1)
IAMGOLD Corp. (a)(d)	60,000	$ 112,130
Metallica Resources, Inc. (a)(c)	1,490,800	425,509
Metallica Resources, Inc. (a)(d)	200,000	57,085
Repadre Capital Corp. (a)	576,000	685,015
Repadre Capital Corp. (a)(d)	155,000	184,336
		28,951,102
TOTAL PRECIOUS METALS		90,842,145
SECURITIES INDUSTRY - 3.6%
Mineral Royalty Traders - 3.6%
Franco Nevada Mining Corp. Ltd.	678,094	7,142,682
Franco Nevada Mining Corp. Ltd. (d)	187,100	1,970,812
Franco Nevada Mining Corp. Ltd. Class B warrants 9/15/03 (a)(d)	58,334	198,213
		9,311,707
TOTAL CANADA		104,962,516
Cayman Islands - 0.1%
PRECIOUS METALS - 0.1%
Silver Ores - 0.1%
Apex Silver Mines Ltd. (a)	14,800	155,400
Peru - 6.6%
PRECIOUS METALS - 6.6%
Silver Ores - 6.6%
Compania de Minas Buenaventura SA:
Series B	1,265,864	10,377,878
Series B sponsored ADR	400,600	6,609,900
		16,987,778
South Africa - 15.5%
METALS & MINING - 1.2%
Miscellaneous Metal Ores, NEC - 1.2%
Anglo American Platinum Corp. Ltd.	34,200	1,336,045
Impala Platinum Holdings Ltd.	32,600	1,541,702
Northam Platinum Ltd.	110,124	166,496
		3,044,243
PRECIOUS METALS - 14.3%
Gold & Silver Ores - 12.3%
Anglogold Ltd.	251,086	9,949,283
Anglogold Ltd. sponsored ADR	547,528	10,847,899
Gold Fields Ltd.	2,954,701	10,882,175
		31,679,357
Gold Ores - 2.0%
Avgold Ltd. (a)	45,000	19,024
Gold Fields of South Africa Ltd. (a)	85,600	8,832
Common Stocks - continued
	Shares	Value (Note 1)
South Africa - continued
PRECIOUS METALS - CONTINUED
Gold Ores - continued
Gold Fields of South Africa Ltd. sponsored ADR	73,700	$ 9,213
Harmony Gold Mining Co. Ltd.	963,200	5,134,858
		5,171,927
TOTAL PRECIOUS METALS		36,851,284
TOTAL SOUTH AFRICA		39,895,527
United States of America - 9.7%
INVESTMENT COMPANIES - 1.9%
Registered Investment Companies - 1.9%
ASA Ltd.	288,000	4,878,000
PRECIOUS METALS - 7.6%
Gold Ores - 7.6%
Homestake Mining Co.	300,006	1,668,783
Newmont Mining Corp.	477,465	8,862,944
Stillwater Mining Co. (a)	170,950	5,812,300
Stillwater Mining Co. (a)(d)	93,900	3,192,600
		19,536,627
SERVICES - 0.2%
Jewelry, Precious Metal - 0.2%
Lazare Kaplan International, Inc. (a)	110,300	689,375
TOTAL UNITED STATES OF AMERICA		25,104,002
TOTAL COMMON STOCKS (Cost $298,991,472)		231,291,418
Cash Equivalents - 10.2%

Fidelity Cash Central Fund, 6.59% (b) (Cost $26,288,453)	26,288,453	26,288,453
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $325,279,925)		257,579,871
NET OTHER ASSETS - 0.0%		84,524
NET ASSETS - 100%		$ 257,664,395
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,745,145 or 2.6% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $10,549,897 and $37,228,498, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $41 for the period.

Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Meridian Gold, Inc.	$ -	$ 7,919,713	$ -	$ 28,327,700
Metallica Resources, Inc.	-	-	-	425,509
TOTALS	$ -	$ 7,919,713	$ -	$ 28,753,209
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $328,004,308. Net unrealized depreciation aggregated $70,424,437, of which $21,897,431 related to appreciated investment securities and $92,321,868 related to depreciated investment securities.

At February 29, 2000, the fund had a capital loss carryforward of approximately $173,233,000 of which $1,376,000, $91,543,000, $37,334,000 and $42,980,000 will expire on February 28, 2001, 2006, 2007 and February 29, 2008, respectively. Approximately $92,589,000, of which $1,376,000, $55,694,000, $20,723,000 and $14,796,000 will expire on February 28, 2001, 2006, 2007 and February 29, 2008, respectively, was acquired in the merger with Fidelity Select Precious Metals and Minerals Portfolio and is available to offset future capital gains of the fund to the extent provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Gold Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $325,279,925) - See accompanying schedule		$ 257,579,871
Receivable for fund shares sold		3,565,113
Dividends receivable		726,444
Interest receivable		139,364
Redemption fees receivable		645
Other receivables		10,482
Total assets		262,021,919
Liabilities
Payable for investments purchased	$ 2,645,701
Payable for fund shares redeemed	1,395,665
Accrued management fee	119,893
Other payables and accrued expenses	196,265
Total liabilities		4,357,524
Net Assets		$ 257,664,395
Net Assets consist of:
Paid in capital		$ 408,692,051
Undistributed net investment income		949,854
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(84,274,211)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(67,703,299)
Net Assets, for 20,666,254 shares outstanding		$ 257,664,395
Net Asset Value and redemption price per share ($257,664,395 ÷ 20,666,254 shares)		$12.47
Maximum offering price per share (100/97.00 of $12.47)		$12.86

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 1,652,061
Interest		547,323
Security lending		19,233
Total income		2,218,617
Expenses
Management fee	$ 743,176
Transfer agent fees	936,866
Accounting and security lending fees	84,876
Non-interested trustees' compensation	43
Custodian fees and expenses	61,424
Registration fees	54,197
Audit	16,220
Legal	777
Miscellaneous	16,943
Total expenses before reductions	1,914,522
Expense reductions	(46,624)	1,867,898
Net investment income		350,719
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain of $5,075,326 on sales of investments in affiliated issuers)	(714,731)
Foreign currency transactions	(29,866)	(744,597)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(20,348,992)
Assets and liabilities in foreign currencies	7,275	(20,341,717)
Net gain (loss)		(21,086,314)
Net increase (decrease) in net assets resulting from operations		$ (20,735,595)
Other Information Sales charges paid to FDC		$ 174,294
Deferred sales charges withheld by FDC		$ 9,892
Exchange fees withheld by FSC		$ 11,813
Expense reductions Directed brokerage arrangements		$ 45,856
Transfer agent credits		768
		$ 46,624

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Gold Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income	$ 350,719	$ 1,299,385
Net realized gain (loss)	(744,597)	(5,393,976)
Change in net unrealized appreciation (depreciation)	(20,341,717)	7,849,287
Net increase (decrease) in net assets resulting from operations	(20,735,595)	3,754,696
Distributions to shareholders from net investment income	(623,877)	-
Share transactions Net proceeds from sales of shares	134,286,650	349,062,624
Net asset value of shares issued in exchange for the net assets of Fidelity Select Precious Metals and Minerals Portfolio	-	104,054,922
Reinvestment of distributions	599,142	-
Cost of shares redeemed	(140,439,785)	(354,065,350)
Net increase (decrease) in net assets resulting from share transactions	(5,553,993)	99,052,196
Redemption fees	611,656	1,539,985
Total increase (decrease) in net assets	(26,301,809)	104,346,877
Net Assets
Beginning of period	283,966,204	179,619,327
End of period (including undistributed net investment income of $949,854 and $1,223,012, respectively)	$ 257,664,395	$ 283,966,204
Other Information Shares
Sold	10,758,617	24,108,341
Issued in exchange for the shares of Fidelity Select Precious Metals and Minerals Portfolio	-	7,736,425
Issued in reinvestment of distributions	48,671	-
Redeemed	(11,248,090)	(24,782,701)
Net increase (decrease)	(440,802)	7,062,065

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 13.45	$ 12.79	$ 15.17	$ 28.21	$ 27.11	$ 18.44
Income from Investment Operations
Net investment income (loss) D	.02	.09 E	(.08)	(.13)	(.16)	(.06)
Net realized and unrealized gain (loss)	(1.00)	.46	(2.43)	(11.78)	1.60	8.62
Total from investment operations	(.98)	.55	(2.51)	(11.91)	1.44	8.56
Less Distributions
From net investment income	(.03)	-	-	-	-	-
From net realized gain	-	-	-	(1.29)	(.50)	-
Total distributions	(.03)	-	-	(1.29)	(.50)	-
Redemption fees added to paid in capital	.03	.11	.13	.16	.16	.11
Net asset value, end of period	$ 12.47	$ 13.45	$ 12.79	$ 15.17	$ 28.21	$ 27.11
Total Return B, C	(7.06)%	5.16%	(15.69)%	(43.15)%	6.10%	47.02%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 257,664	$ 283,966	$ 179,619	$ 219,668	$ 428,103	$ 451,493
Ratio of expenses to average net assets	1.44% A	1.49%	1.57%	1.55%	1.44%	1.39%
Ratio of expenses to average net assets after expense reductions	1.41% A, G	1.41% G	1.54% G	1.48% G	1.42% G	1.39%
Ratio of net investment income (loss) to average net assets	.26% A	.68%	(.59)%	(.67)%	(.59)%	(.27)%
Portfolio turnover rate	9% A	71% H	59%	89%	63%	56%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.06 per share. F For the year ended
February 29 G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Resources Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Life of fund
Select Natural Resources	27.03%	23.24%	52.60%
Select Natural Resources (load adj.)	23.15%	19.47%	47.94%
S&P 500	11.73%	16.32%	100.63%
GS Natural Resources	22.21%	8.91%	44.63%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Life of fund
Select Natural Resources	23.24%	12.84%
Select Natural Resources (load adj.)	19.47%	11.84%
S&P 500	16.32%	22.02%
GS Natural Resources	8.91%	11.12%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Resources Portfolio on March 3, 1997 when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have been $14,794 - a 47.94% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,063 - a 100.63% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Exxon Mobil Corp.	8.2
Royal Dutch Petroleum Co. (NY Shares)	7.1
Chevron Corp.	6.6
Enron Corp.	5.2
Schlumberger Ltd. (NY Shares)	4.0
Alcoa, Inc.	3.1
Halliburton Co.	2.6
Devon Energy Corp.	2.3
Williams Companies, Inc.	2.2
Anadarko Petroleum Corp.	2.1
43.4

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Natural Resources Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Scott Offen,
Portfolio Manager of Fidelity Select Natural
Resources Portfolio

Q. Scott, how did the fund perform during the six months that ended August 31, 2000?

A. For the six months that ended August 31, 2000, the fund returned 27.03%, while the Goldman Sachs Natural Resources Index - an index of 112 stocks designed to measure the performance of companies in the natural resources sector - returned 22.21%. The Standard & Poor's 500 Index returned 11.73% during the same time frame. For the 12 months that ended August 31, 2000, the fund returned 23.24%, while the Goldman Sachs Natural Resources Index returned 8.91% and the S&P 500 returned 16.32%.

Q. What helped the fund perform better than the natural resources sector - as measured by the Goldman Sachs index - over the past six months?

A. The fund's outperformance was, for the most part, a reflection of its industry weightings relative to the index. Specifically, I overweighted the fund in natural gas and energy services stocks, two areas that posted strong performance. I simultaneously underweighted metal stocks and paper and forest stocks, two areas that suffered from poor performance. The fund also benefited from its stake in shipping tanker stocks.

Q. What propelled natural gas, energy services and tanker stocks?

A. For natural gas stocks, it was the forces of supply and demand that helped increase natural gas prices. On the one hand, the strong economy and a robust housing market fed demand. So did additional demand for electricity, because most new electric power plants are powered by natural gas. On the other hand, the most readily available supplies of natural gas in North America have been exhausted, while environmental restrictions have put off-limits many areas of Alaska and Canada, where natural gas is found. Even if pipelines to these regions were approved, they wouldn't be on line for several years. The energy services industry is highly sensitive to the price of crude oil. Rising oil prices forced oil companies to increase their capital spending on drilling, exploration and production, after having underinvested in these activities over the past two years. Increased capital spending by energy companies directly improved the revenues and increased the earnings for energy services companies. Shipping companies - in particular those that provide tankers - also profited from increased energy production. With most shipping capacity being utilized, shipping rates skyrocketed.

Q. Which stocks contributed most to performance? Which were disappointments?

A. The top contributor to the fund's performance was Anadarko Petroleum, an exploration and production (E&P) firm. E&P stocks tend to do well when energy prices rise, particularly natural gas. Other top performers were energy services stocks or companies with businesses related to natural gas. Schlumberger and Halliburton were two energy services stocks that did well. Within natural gas, Dynegy, an independent power producer, performed admirably. Finally, several integrated oil companies contributed solidly to the fund, including Royal Dutch Petroleum, BP Amoco, Chevron and Amerada Hess. On the down side, the fund's investment in Weyerhaeuser detracted from performance, as did its stake in Alcoa. Both of these stocks are found in sectors - paper and forest products and metals - that lagged because they are cyclical, or move in concert with the economy. Investors were generally wary of cyclicals during the period, because they feared that interest-rate hikes by the Federal Reserve Board would dampen economic growth and hurt cyclical company earnings.

Q. What is your outlook?

A. I remain cautiously optimistic. It looks as if the natural gas and energy services stories should continue to be very compelling. Natural gas supply looks as if it will remain tight, while demand should continue to rise. If oil prices recede, energy services companies may have a rough go of it in the near future. However, I believe the supply of oil is tight enough that any such oil price decline would be negligible. Therefore, oil companies will most probably sustain or even increase their capital spending on exploration and production. If that's the case, then energy services company revenues and earnings should remain healthy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: March 3, 1997

Fund number: 514

Trading symbol: FNARX

Size: as of August 31, 2000, more than
$20 million

Manager: Scott Offen, since 1999; manager, Fidelity Select Energy Portfolio, since 1999; Fidelity Advisor Natural Resources Portfolio, since 1999; several Fidelity Select Portfolios, 1988-1999; joined Fidelity in 1985

3

Semiannual Report

Natural Resources Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.9%
	Shares	Value (Note 1)
ELECTRIC UTILITY - 0.5%
Calpine Corp. (a)	800	$ 79,200
NRG Energy, Inc.	1,000	26,250
TOTAL ELECTRIC UTILITY		105,450
ENERGY SERVICES - 18.0%
Baker Hughes, Inc.	5,190	189,759
BJ Services Co. (a)	1,700	113,900
ENSCO International, Inc.	5,900	235,263
Global Industries Ltd. (a)	5,000	62,188
Global Marine, Inc. (a)	5,200	168,025
Halliburton Co.	9,900	524,700
Helmerich & Payne, Inc.	1,400	51,713
Marine Drilling Companies, Inc. (a)	1,800	48,938
Nabors Industries, Inc. (a)	5,900	280,619
Noble Drilling Corp. (a)	2,800	135,800
Precision Drilling Corp. (a)	1,000	34,047
R&B Falcon Corp. (a)	700	19,950
Rowan Companies, Inc. (a)	2,100	65,100
Santa Fe International Corp.	3,200	125,800
Schlumberger Ltd. (NY Shares)	9,626	821,218
Smith International, Inc. (a)	2,000	159,000
Superior Energy Services, Inc. (a)	100	1,100
Transocean Sedco Forex, Inc.	5,731	342,427
Varco International, Inc. (a)	2,200	44,413
Weatherford International, Inc.	4,895	229,759
TOTAL ENERGY SERVICES		3,653,719
GAS - 11.3%
Dynegy, Inc. Class A	8,880	399,600
El Paso Energy Corp.	800	46,600
Enron Corp.	12,400	1,052,450
Kinder Morgan, Inc.	8,900	327,631
Questar Corp.	1,600	34,700
Williams Companies, Inc.	9,600	442,200
TOTAL GAS		2,303,181
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Capstone Turbine Corp.	100	9,231
METALS & MINING - 3.5%
Alcoa, Inc.	18,600	618,450
Phelps Dodge Corp.	2,000	89,000
TOTAL METALS & MINING		707,450
OIL & GAS - 49.5%
Alberta Energy Co. Ltd.	7,600	279,932
Amerada Hess Corp.	3,000	205,313
Anadarko Petroleum Corp.	6,639	436,647
Apache Corp.	4,500	283,500
BP Amoco PLC sponsored ADR	7,404	409,071

	Shares	Value (Note 1)
Burlington Resources, Inc.	6,600	$ 259,463
Canada Occidental Petroleum Ltd.	3,700	97,309
Canadian Hunter Exploration Ltd. (a)	3,100	76,894
Chevron Corp.	15,800	1,335,100
Conoco, Inc.:
Class A	9,000	226,688
Class B	15,351	401,045
Crestar Energy, Inc. (a)	1,400	21,882
Devon Energy Corp.	8,094	474,005
EOG Resources, Inc.	4,700	179,775
Exxon Mobil Corp.	20,398	1,664,978
Grant Prideco, Inc. (a)	8,295	194,933
Gulf Canada Resources Ltd. (a)	200	1,108
Imperial Oil Ltd.	3,100	77,421
Magnum Hunter Resources, Inc. warrants 7/1/02 (a)	3,966	7,932
National-Oilwell, Inc. (a)	4,900	169,969
Newfield Exploration Co. (a)	1,600	69,200
Noble Affiliates, Inc.	1,000	38,750
Occidental Petroleum Corp.	7,700	166,513
Ocean Energy, Inc. (a)	6,900	104,794
Petro-Canada	10,500	222,987
Phillips Petroleum Co.	3,300	204,188
Pioneer Natural Resources Co. (a)	6,600	91,575
Pogo Producing Co.	1,600	43,000
Rio Alto Exploration Ltd. (a)	4,000	79,647
Royal Dutch Petroleum Co. (NY Shares)	23,500	1,437,906
Suncor Energy, Inc.	11,100	250,816
Sunoco, Inc.	1,700	46,219
Talisman Energy, Inc. (a)	5,500	184,828
Tosco Corp.	1,800	54,900
TotalFinaElf SA sponsored ADR	2,659	198,096
Ultramar Diamond Shamrock Corp.	1,400	32,813
Valero Energy Corp.	1,200	36,150
TOTAL OIL & GAS		10,065,347
PACKAGING & CONTAINERS - 0.2%
Packaging Corp. of America	3,400	39,738
PAPER & FOREST PRODUCTS - 4.7%
Abitibi-Consolidated, Inc.	4,300	48,216
Boise Cascade Corp.	2,800	83,650
Bowater, Inc.	2,100	107,888
Domtar, Inc.	3,900	34,852
International Paper Co.	6,900	219,938
Sappi Ltd. sponsored ADR	4,300	37,088
Smurfit-Stone Container Corp. (a)	4,000	52,500
Temple-Inland, Inc.	1,200	50,925
Westvaco Corp.	2,200	60,225
Weyerhaeuser Co.	3,800	175,988
Willamette Industries, Inc.	2,400	73,200
TOTAL PAPER & FOREST PRODUCTS		944,470
Common Stocks - continued
	Shares	Value (Note 1)
PRECIOUS METALS - 1.7%
Barrick Gold Corp.	10,600	$ 168,563
Homestake Mining Co.	1,200	6,675
Meridian Gold, Inc. (a)	15,600	104,424
Newmont Mining Corp.	4,000	74,250
TOTAL PRECIOUS METALS		353,912
RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%
Newpark Resources, Inc. (a)	5,300	54,325
SECURITIES INDUSTRY - 0.0%
William Multi-Tech, Inc. warrants 2/15/03 (a)(c)	15,750	0
SHIPPING - 1.2%
Bergesen dy ASA (A Shares)	1,600	35,216
Frontline Ltd. (a)	3,100	46,397
Knightsbridge Tankers Ltd.	1,400	33,600
OMI Corp. (a)	6,100	45,750
Overseas Shipholding Group, Inc.	1,400	41,213
Teekay Shipping Corp.	900	41,625
TOTAL SHIPPING		243,801
TOTAL COMMON STOCKS (Cost $14,717,873)		18,480,624
Cash Equivalents - 14.7%

Fidelity Cash Central Fund, 6.59% (b)	1,764,648	1,764,648
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	1,216,000	1,216,000
TOTAL CASH EQUIVALENTS (Cost $2,980,648)		2,980,648
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $17,698,521)		21,461,272
NET OTHER ASSETS - (5.6)%		(1,136,222)
NET ASSETS - 100%		$ 20,325,050
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $0 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $13,041,334 and $11,774,502, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,959 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,162,563. The fund received cash collateral of $1,216,000 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.6%
Canada	8.3
Netherlands	7.1
Netherlands Antilles	4.0
United Kingdom	2.0
France	1.0
Others (individually less than 1%)	1.0
100.0%
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $17,773,185. Net unrealized appreciation aggregated $3,688,087, of which $3,936,898 related to appreciated investment securities and $248,811 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Resources Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $17,698,521) - See accompanying schedule		$ 21,461,272
Receivable for fund shares sold		160,620
Dividends receivable		46,282
Interest receivable		7,628
Redemption fees receivable		377
Other receivables		271
Total assets		21,676,450
Liabilities
Payable for fund shares redeemed	$ 103,939
Accrued management fee	8,958
Other payables and accrued expenses	22,503
Collateral on securities loaned, at value	1,216,000
Total liabilities		1,351,400
Net Assets		$ 20,325,050
Net Assets consist of:
Paid in capital		$ 15,383,249
Undistributed net investment income		14,460
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,164,579
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,762,762
Net Assets, for 1,370,731 shares outstanding		$ 20,325,050
Net Asset Value and redemption price per share ($20,325,050 ÷ 1,370,731 shares)		$14.83
Maximum offering price per share (100/97.00 of $14.83)		$15.29

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 134,195
Interest		33,207
Security lending		311
Total income		167,713
Expenses
Management fee	$ 50,126
Transfer agent fees	44,589
Accounting and security lending fees	30,649
Non-interested trustees' compensation	27
Custodian fees and expenses	13,051
Registration fees	10,759
Audit	7,675
Legal	29
Miscellaneous	24
Total expenses before reductions	156,929
Expense reductions	(3,676)	153,253
Net investment income		14,460
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,309,294
Foreign currency transactions	(791)	1,308,503
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,365,828
Assets and liabilities in foreign currencies	11	2,365,839
Net gain (loss)		3,674,342
Net increase (decrease) in net assets resulting from operations		$ 3,688,802
Other Information Sales charges paid to FDC		$ 43,071
Exchange fees withheld by FSC		$ 608
Expense reductions Directed brokerage arrangements		$ 3,676

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Natural Resources Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ 14,460	$ (28,902)
Net realized gain (loss)	1,308,503	1,134,956
Change in net unrealized appreciation (depreciation)	2,365,839	2,141,582
Net increase (decrease) in net assets resulting from operations	3,688,802	3,247,636
Distributions to shareholders from net realized gains	(47,774)	-
Share transactions Net proceeds from sales of shares	13,245,633	32,389,849
Reinvestment of distributions	46,771	-
Cost of shares redeemed	(10,692,927)	(26,769,375)
Net increase (decrease) in net assets resulting from share transactions	2,599,477	5,620,474
Redemption fees	27,073	55,216
Total increase (decrease) in net assets	6,267,578	8,923,326
Net Assets
Beginning of period	14,057,472	5,134,146
End of period (including undistributed net investment income of $14,460 and $0, respectively)	$ 20,325,050	$ 14,057,472
Other Information Shares
Sold	953,736	2,913,758
Issued in reinvestment of distributions	3,554	-
Redeemed	(786,811)	(2,364,245)
Net increase (decrease)	170,479	549,513

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 H	1999	1998 E
Net asset value, beginning of period	$ 11.71	$ 7.89	$ 10.46	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	(.02)	(.05)	(.09)
Net realized and unrealized gain (loss)	3.13	3.80	(2.54)	.76
Total from investment operations	3.14	3.78	(2.59)	.67
Less Distributions
From net realized gain	(.04)	-	-	(.26)
Redemption fees added to paid in capital	.02	.04	.02	.05
Net asset value, end of period	$ 14.83	$ 11.71	$ 7.89	$ 10.46
Total Return B, C	27.03%	48.42%	(24.57)%	7.30%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 20,325	$ 14,057	$ 5,134	$ 7,520
Ratio of expenses to average net assets	1.75% A	1.89%	2.50% F	2.50% A, F
Ratio of expenses to average net assets after expense reductions	1.71% A, G	1.85% G	2.47% G	2.48% A, G
Ratio of net investment income (loss) to average net assets	.16% A	(.17)%	(.54)%	(.86)% A
Portfolio turnover rate	141% A	164%	155%	165% A

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E For the period March 3, 1997 (commencement of operations) to February 28, 1998. F FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Business Services and Outsourcing Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Life of fund
Select Business Services and Outsourcing	5.28%	8.79%	62.31%
Select Business Services and Outsourcing (load adj.)	2.05%	5.46%	57.37%
S&P 500	11.73%	16.32%	55.98%
GS Technology	2.68%	63.21%	228.80%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on February 4, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 221 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Life of fund
Select Business Services and Outsourcing	8.79%	20.71%
Select Business Services and Outsourcing (load adj.)	5.46%	19.27%
S&P 500	16.32%	18.86%
GS Technology	63.21%	58.82%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Business Services and Outsourcing Portfolio on February 4, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have been $15,737 - a 57.37% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $15,598 - a 55.98% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Ceridian Corp.	7.8
Computer Sciences Corp.	7.7
IMS Health, Inc.	6.4
Automatic Data Processing, Inc.	6.1
DST Systems, Inc.	5.3
Omnicom Group, Inc.	5.1
Electronic Data Systems Corp.	5.0
Paychex, Inc.	4.8
First Data Corp.	4.7
Affiliated Computer Services, Inc. Class A	4.4
57.3

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Business Services and Outsourcing Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Simon Wolf,
Portfolio Manager
of Fidelity Select
Business Services and
Outsourcing Portfolio

Q. How did the fund perform, Simon?

A. For the six-month period that ended August 31, 2000, the fund posted a gain of 5.28%. The Goldman Sachs Technology Index - an index of 221 stocks designed to measure the performance of companies in the technology sector - returned 2.68%, while the Standard & Poor's 500 Index returned 11.73% for the same time period. For the 12 months ending August 31, 2000, the fund returned 8.79%. Meanwhile, the Goldman Sachs Technology Index returned 63.21% and the S&P 500 returned 16.32% during the same 12-month period.

Q. Why was the fund able to outperform its Goldman Sachs benchmark for the six-month period?

A. The fund's sector weightings were very different from those found in the Goldman Sachs index. More specifically, the fund had a lower exposure to high valuation technology and concept stocks than the index. Earnings uncertainty and a deterioration of the macroeconomic backdrop, including higher interest rates, higher oil prices and a weaker euro, brought higher-multiple technology and concept stocks under pressure during the past six months. Fortunately, the fund had little to no exposure to this group. Instead, the fund focused on more-established, higher-quality companies whose earnings growth tends to be less affected by the macroeconomic backdrop, helping them outperform in times of market uncertainty.

Q. Can you give us an example of a stock that managed to avoid the technology sector's volatility during the past six months?

A. Automatic Data Processing (ADP) - the fund's fourth-largest position at the end of the period - performed very well. This payroll and benefits outsourcing company benefited from a flight to quality as investors sought companies with consistent earnings growth and stability during the recent stock market volatility. Additionally, ADP's stock was buoyed by higher prospective earnings growth than the company had experienced over the past several years.

Q. What other stocks were strong performers for the fund?

A. DST Systems also added to the fund's return. This mutual fund recordkeeping, information processing and billing company profited from an increase in mutual fund accounts and greater demand for its outsourcing services in the U.S. and abroad. Fiserv, a provider of data processing and information management services to the financial services and brokerage industries, also performed well. Increased retail investor trading volumes translated into higher revenues for the firm. In addition, Fiserv's profits were augmented by an increase in the number of banks that outsourced accounting and back-office functions. Affiliated Computer Services (ACS) added to the fund's performance, as it was able to consistently grow earnings through a difficult period for information technology outsourcing companies. While other companies experienced earnings and growth shortfalls, ACS posted results in-line with expectations. Ceridian benefited the fund as it stabilized its payroll business under new management and announced its intention to spin-off Arbitron, a radio ratings company, which helped to highlight the value of the company's distinct parts.

Q. Which stocks detracted from the fund's performance?

A. Electronic Data Systems was the largest detractor from the fund's return. The information technology outsourcing company's stock declined after it pushed out, or delayed, revenue recognition from large contracts it had signed. It also suffered as a result of the lingering effect of Y2K spending freezes on enterprise resource planning software implementation and outsourcing. Other detractors included Scient Corporation and Razor Fish. Each experienced difficulty as a result of a slowdown in spending in the e-services market - the Internet electronic implementation market. TriZetto Group, a health care Internet service provider and processor of insurance claims, also hurt performance. The stock suffered as Internet health care service providers came under pressure during the period, as well as from an ill-timed deal with IMS Health.

Q. What's your outlook, Simon?

A. I'm cautiously optimistic that quality growth companies can overcome the difficult macroeconomic environment, and that it could lead to higher valuations and continued outperformance. I'll continue to manage the fund by focusing on high-quality names and by utilizing Fidelity's extensive equity research capabilities to look for companies that have good prospects for revenue growth and earnings acceleration.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: February 4, 1998

Fund number: 353

Trading symbol: FBSOX

Size: as of August 31, 2000, more than
$40 million

Manager: Simon Wolf, since January 2000; manager, Fidelity Select Industrial Equipment Portfolio, 1997-2000; joined Fidelity in 1996

3

Semiannual Report

Business Services and Outsourcing Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value (Note 1)
ADVERTISING - 6.4%
ADVO, Inc. (a)	1,600	$ 65,500
Interpublic Group of Companies, Inc.	100	3,825
Lamar Advertising Co. Class A (a)	9,450	438,834
Omnicom Group, Inc.	24,939	2,080,848
TOTAL ADVERTISING		2,589,007
BANKS - 0.3%
Marshall & Ilsley Corp.	2,200	107,250
COMPUTER SERVICES & SOFTWARE - 70.8%
Affiliated Computer Services, Inc. Class A (a)	38,100	1,774,031
Amdocs Ltd. (a)	18,884	1,349,026
Automatic Data Processing, Inc.	41,400	2,468,475
Black Box Corp. (a)	2,100	124,950
Cambridge Technology Partners, Inc. (a)	13,200	81,263
Ceridian Corp. (a)	129,800	3,139,530
Cognizant Technology Solutions Corp. (a)	1,600	68,400
Computer Sciences Corp. (a)	39,300	3,107,156
Dendrite International, Inc. (a)	7,100	188,594
Digex, Inc. Class A	1,500	127,031
DST Systems, Inc. (a)	23,000	2,162,000
eFunds Corp.	9,400	84,013
Electronic Data Systems Corp.	40,200	2,002,463
Equifax, Inc.	24,700	628,306
First Data Corp.	39,900	1,902,731
Fiserv, Inc. (a)	16,675	903,577
IMS Health, Inc.	137,000	2,585,875
InfoUSA, Inc. (a)	3,200	19,800
Lante Corp.	8,200	76,875
Metasolv Software, Inc.	2,900	118,538
National Data Corp.	7,400	217,375
Paychex, Inc.	43,387	1,936,145
Pegasus Solutions, Inc. (a)	4,600	91,425
Portal Software, Inc. (a)	3,300	182,325
Proxicom, Inc. (a)	6,400	154,800
PSINet, Inc. (a)	13,900	244,119
Sabre Holdings Corp. Class A	24,500	682,938
Sapient Corp. (a)	12,202	640,605
Scient Corp.	8,400	227,325
SunGard Data Systems, Inc. (a)	23,900	860,400
Tanning Technology Corp.	7,900	128,869
The Bisys Group (a)	3,800	286,188
The TriZetto Group, Inc.	5,300	54,325
Travelocity.com, Inc. (a)	70	963
Viant Corp. (a)	100	1,388
TOTAL COMPUTER SERVICES & SOFTWARE		28,621,824
COMPUTERS & OFFICE EQUIPMENT - 0.4%
Pitney Bowes, Inc.	4,500	164,531

	Shares	Value (Note 1)
CREDIT & OTHER FINANCE - 3.1%
Concord EFS, Inc. (a)	38,700	$ 1,243,238
INSURANCE - 0.4%
ChoicePoint, Inc. (a)	3,100	145,313
PRINTING - 0.6%
Valassis Communications, Inc. (a)	9,200	265,650
PUBLISHING - 0.8%
Harte Hanks Communications, Inc.	13,200	331,650
SERVICES - 13.0%
ACNielsen Corp. (a)	10,800	259,875
Cintas Corp.	20,700	860,344
Diamond Technology Partners, Inc. Class A (a)	2,050	130,816
Digitas, Inc.	1,900	26,125
Dun & Bradstreet Corp.	32,600	1,075,800
eLoyalty Corp.	15,500	211,188
Gartner Group, Inc.:
Class A (a)	7,000	92,750
Class B (a)	53,383	600,559
Manpower, Inc.	11,700	423,394
Modem Media Poppe Tyson, Inc. (a)	2,500	26,406
National Processing, Inc. (a)	7,500	88,594
Robert Half International, Inc. (a)	23,900	760,319
True North Communications	10,800	500,850
Viad Corp.	7,500	219,844
TOTAL SERVICES		5,276,864
TELEPHONE SERVICES - 0.1%
McLeodUSA, Inc. Class A (a)	2,200	34,788
TOTAL COMMON STOCKS (Cost $32,720,817)		38,780,115
Cash Equivalents - 5.4%

Fidelity Cash Central Fund, 6.59% (b) (Cost $2,165,076)	2,165,076	2,165,076
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $34,885,893)	40,945,191
NET OTHER ASSETS - (1.3)%	(520,496)
NET ASSETS - 100%	$ 40,424,695
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $21,853,869 and $34,800,965, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,580 for the period.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $35,129,341. Net unrealized appreciation aggregated $5,815,850, of which $9,430,018 related to appreciated investment securities and $3,614,168 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Business Services and Outsourcing Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $34,885,893) - See accompanying schedule		$ 40,945,191
Receivable for investments sold		163,076
Receivable for fund shares sold		116,029
Dividends receivable		20,761
Interest receivable		11,412
Redemption fees receivable		322
Other receivables		647
Total assets		41,257,438
Liabilities
Payable for investments purchased	$ 215,938
Payable for fund shares redeemed	557,847
Accrued management fee	19,974
Other payables and accrued expenses	38,984
Total liabilities		832,743
Net Assets		$ 40,424,695
Net Assets consist of:
Paid in capital		$ 31,751,034
Accumulated net investment (loss)		(153,700)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,768,063
Net unrealized appreciation (depreciation) on investments		6,059,298
Net Assets, for 2,925,889 shares outstanding		$ 40,424,695
Net Asset Value and redemption price per share ($40,424,695 ÷ 2,925,889 shares)		$13.82
Maximum offering price per share (100/97.00 of $13.82)		$14.25

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 84,019
Interest		106,405
Security lending		3,993
Total income		194,417
Expenses
Management fee	$ 130,745
Transfer agent fees	170,668
Accounting and security lending fees	30,495
Non-interested trustees' compensation	76
Custodian fees and expenses	6,278
Registration fees	11,897
Audit	5,823
Legal	100
Miscellaneous	33
Total expenses before reductions	356,115
Expense reductions	(7,998)	348,117
Net investment income (loss)		(153,700)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		3,120,485
Change in net unrealized appreciation (depreciation) on investment securities		(776,817)
Net gain (loss)		2,343,668
Net increase (decrease) in net assets resulting from operations		$ 2,189,968
Other Information
Sales charges paid to FDC		$ 50,551
Deferred sales charges withheld by FDC		$ 52
Exchange fees withheld by FSC		$ 3,563
Expense reductions
Directed brokerage arrangements		$ 7,878
Custodian credits		120
		$ 7,998

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Business Services and Outsourcing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (153,700)	$ (240,345)
Net realized gain (loss)	3,120,485	9,010,305
Change in net unrealized appreciation (depreciation)	(776,817)	(934,194)
Net increase (decrease) in net assets resulting from operations	2,189,968	7,835,766
Distributions to shareholders from net realized gains	(2,756,697)	(5,476,884)
Share transactions Net proceeds from sales of shares	10,699,068	45,241,050
Reinvestment of distributions	2,650,536	5,296,143
Cost of shares redeemed	(24,685,444)	(64,818,931)
Net increase (decrease) in net assets resulting from share transactions	(11,335,840)	(14,281,738)
Redemption fees	48,884	78,625
Total increase (decrease) in net assets	(11,853,685)	(11,844,231)
Net Assets
Beginning of period	52,278,380	64,122,611
End of period (including accumulated net investment loss of $153,700 and $0, respectively)	$ 40,424,695	$ 52,278,380
Other Information Shares
Sold	793,000	3,100,058
Issued in reinvestment of distributions	214,966	368,258
Redeemed	(1,815,325)	(4,461,537)
Net increase (decrease)	(807,359)	(993,221)

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 I	1999	1998 F
Net asset value, beginning of period	$ 14.00	$ 13.57	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05)	(.05) E	(.11)	-
Net realized and unrealized gain (loss)	.68	1.69	2.92	.89
Total from investment operations	.63	1.64	2.81	.89
Less Distributions
From net realized gain	(.82)	(1.23)	(.16)	-
Redemption fees added to paid in capital	.01	.02	.03	-
Net asset value, end of period	$ 13.82	$ 14.00	$ 13.57	$ 10.89
Total Return B, C	5.28%	12.15%	26.23%	8.90%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 40,425	$ 52,278	$ 64,123	$ 15,915
Ratio of expenses to average net assets	1.53% A	1.50%	1.66%	2.50% A, G
Ratio of expenses to average net assets after expense reductions	1.49% A, H	1.48% H	1.64% H	2.50% A
Ratio of net investment income (loss) to average net assets	(.66)% A	(.37)%	(.91)%	(.49)% A
Portfolio turnover rate	101% A	54%	115%	36% A

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. CTotal returns do not include the one time sales charge and for periods of less than one year are not annualized.
DNet investment income (loss) per share has been calculated based on average shares outstanding during the period. EInvestment income per share reflects a special dividend which amounted to $.05 per share. F For the period February 4, 1998 (commencement of operations) to February 28, 1998. GFMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher. HFMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. IFor the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Computers Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Computers	4.52%	76.35%	458.95%	2,532.86%
Select Computers (load adj.)	1.31%	70.99%	442.11%	2,453.80%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Technology	2.68%	63.21%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 221 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Computers	76.35%	41.08%	38.69%
Select Computers (load adj.)	70.99%	40.22%	38.27%
S&P 500	16.32%	24.04%	19.49%
GS Technology	63.21%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $255,380 - a 2,453.80% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
EMC Corp.	7.5
Cisco Systems, Inc.	6.3
Texas Instruments, Inc.	4.5
Analog Devices, Inc.	4.2
Micron Technology, Inc.	4.0
Dell Computer Corp.	3.8
Network Appliance, Inc.	3.4
Sun Microsystems, Inc.	3.2
Gateway, Inc.	2.6
International Business Machines Corp.	2.5
42.0

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Computers Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Larry Rakers, Portfolio Manager of Fidelity Select Computers Portfolio

Q. How did the fund perform, Larry?

A. For the six-month period that ended August 31, 2000, the fund returned 4.52%, outpacing the Goldman Sachs Technology Index - an index of 221 stocks designed to measure the performance of companies in the technology sector - which returned 2.68%. The Standard & Poor's 500 Index returned 11.73% during the same time period. For the 12-month period that ended August 31, 2000, the fund returned 76.35%, while the Goldman Sachs and S&P 500 indexes returned 63.21% and 16.32%, respectively.

Q. What factors enabled the fund to outperform its Goldman Sachs benchmark during the six-month period?

A. The fund benefited from having ample exposure to high-growth areas providing infrastructure for next-generation communications networks. With computer hardware stocks struggling to recover from Y2K-related shortfalls, it was critical we hedge our bet on PCs and mainframes by holding stakes in telecommunications/optical equipment, networking and data storage providers. We had our share of winners from these areas and held more of them than the index. Smaller positions in microcomputer retailers and various electronic component manufacturers also helped widen our lead over the index. Additionally, the decision to underweight Microsoft was a big plus, with the software giant slipping on slow adoption of its Windows 2000 operating system and its antitrust dispute with the U.S. government. The fund no longer held Microsoft at the close of the period. Having raised the earnings growth rate of the fund after taking over in January, I also was able to improve its risk/return profile, which helped shelter us a bit during the market's downturn in the spring. Finally, avoiding Internet-related stocks, many with unproven business models, served us well as investors began to focus more intently than ever on quality of earnings.

Q. Even though computer hardware stocks struggled early
in the period, you increased the fund's exposure to them.
What was behind that decision?

A. After a period of prolonged underperformance, I felt that hardware stocks - which were attractive on a risk/reward basis - were poised for a breakout heading into 2001. The fact is, the future of the Internet is largely dependent on the rollout of infrastructure, which requires hardware. As the period wore on, I began to see signs that many companies were beginning to implement their Internet strategies. As they do, they're likely to call on hardware providers, such as Sun Microsystems, to help them make it happen. On top of that, I felt a pickup in demand for PCs was imminent behind the further penetration of Windows 2000 and the potential launch of Intel's Pentium IV chip. All of these signs told me that these stocks had the potential to do just as well, but with considerably less downside risk, than the juicier tech stocks.

Q. What stocks helped the most? Which hurt?

A. EMC, Brocade and Network Appliance benefited the most from the growing need for data storage solutions. Networking giant Juniper rose sharply behind surging demand for routers, the devices that direct traffic over the Internet. Unfortunately, we paid the price for focusing on higher-priced semiconductor stocks, which got hit the hardest during the correction. Still we were able to offset some of those losses with gains from red-hot communications chipmakers Analog Devices, Altera and Linear Technology. Computer chip stocks, such as Micron Technology, had a rough time early on, but recovered nicely during the second half of the period. However, others that we held, including National Semiconductor, LSI Logic and Texas Instruments, weren't so lucky. The fund further suffered from its overexposure to a handful of problem stocks - most notably Motorola, Emulex and Electronics for Imaging. I sold off Motorola and Emulex prior to the close of the period. Remaining underweighted in market leaders Intel and IBM also hurt, as these big-cap stocks held up better than their smaller-cap counterparts amid the correction.

Q. What's your outlook?

A. I feel that demand is likely to remain strong behind a continued rise in productivity, with spending in the sector representing an increasing share of gross domestic product. I'm optimistic because tech stocks tend to perform well in this type of economic environment. I'm especially optimistic about computer hardware stocks for the reasons I mentioned earlier. It's up for debate as to where we are exactly in the productivity cycle, but if I were to guess I'd say we're still in the early innings. With that said, I plan to remain fully invested and to continue to look for the highest-growth companies at the best prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 29, 1985

Fund number: 007

Trading symbol: FDCPX

Size: as of August 31, 2000, more than $3.9 billion

Manager: Larry Rakers, since January 2000; manager, Fidelity Select Technology Portfolio, since February 2000; Fidelity Advisor Technology Fund, since January 2000; Fidelity Advisor Natural Resources Fund, 1997-1999; several Fidelity Select Portfolios, 1995-1999; joined Fidelity in 1993

3

Semiannual Report

Computers Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value (Note 1)
BROADCASTING - 0.2%
Netro Corp.	75,000	$ 6,196,875
COMMUNICATIONS EQUIPMENT - 12.8%
3Com Corp.	750,000	12,468,750
Cabletron Systems, Inc. (a)	279,200	10,452,550
Ciena Corp. (a)	60,700	13,456,431
Cisco Systems, Inc. (a)	3,583,600	245,924,550
Comverse Technology, Inc. (a)	335,400	30,835,838
Corning, Inc.	289,500	94,937,906
Corvis Corp.	53,000	5,502,063
Ditech Communications Corp. (a)	77,400	4,566,600
Nortel Networks Corp.	790,000	64,434,365
Peco II, Inc.	1,600	62,400
Sycamore Networks, Inc.	25,000	3,437,500
Tekelec (a)	110,000	4,345,000
Terayon Communication Systems, Inc. (a)	136,400	7,570,200
Zoom Telephonics, Inc. (a)	175,000	1,476,563
TOTAL COMMUNICATIONS EQUIPMENT		499,470,716
COMPUTER SERVICES & SOFTWARE - 4.1%
Aether Systems, Inc.	20,000	2,770,000
Citrix Systems, Inc. (a)	135,000	2,970,000
Electronics for Imaging, Inc. (a)	45,400	1,180,400
Exodus Communications, Inc. (a)	500,000	34,218,750
Foundry Networks, Inc.	275,000	25,592,188
Intertrust Technologies Corp.	125,200	2,011,025
J.D. Edwards & Co. (a)	150,000	3,721,875
National Instrument Corp. (a)	175,000	7,557,813
Redback Networks, Inc. (a)	140,900	21,046,938
Software.com, Inc. (a)	97,600	14,206,900
Sybase, Inc. (a)	315,000	8,642,813
Synopsys, Inc. (a)	118,200	4,380,788
Technology Solutions, Inc.	600,000	1,856,250
Unisys Corp. (a)	436,000	5,668,000
VeriSign, Inc. (a)	25,000	4,971,875
VERITAS Software Corp. (a)	59,550	7,179,497
Vignette Corp. (a)	350,000	13,343,750
TOTAL COMPUTER SERVICES & SOFTWARE		161,318,862
COMPUTERS & OFFICE EQUIPMENT - 40.1%
Alteon Websystems, Inc.	90,000	13,320,000
Apple Computer, Inc. (a)	1,280,000	78,000,000
Avici Systems, Inc.	47,300	7,086,131
Avocent Corp. (a)	272,500	13,250,313
Brocade Communications Systems, Inc. (a)	203,900	46,043,169
CDW Computer Centers, Inc. (a)	430,000	31,605,000
Comdisco, Inc.	546,000	13,104,000
Compaq Computer Corp.	2,406,350	81,966,297
Dell Computer Corp. (a)	3,385,000	147,670,625
EMC Corp. (a)	3,001,000	294,097,990
Extended Systems, Inc. (a)	45,000	2,064,375

	Shares	Value (Note 1)
Extreme Networks, Inc. (a)	200,000	$ 18,612,500
Gateway, Inc. (a)	1,493,700	101,720,970
Hewlett-Packard Co.	550,000	66,412,500
Insight Enterprises, Inc. (a)	353,875	17,782,219
International Business Machines Corp.	750,000	99,000,000
Juniper Networks, Inc. (a)	361,800	77,334,750
Lexmark International Group, Inc. Class A (a)	875,000	59,335,938
MRV Communications, Inc. (a)	80,000	6,165,000
Network Appliance, Inc. (a)	1,150,000	134,550,000
Oak Technology, Inc. (a)	150,000	4,368,750
Palm, Inc.	999,486	43,977,384
Quantum Corp. - DLT & Storage Systems Group (a)	230,000	3,119,375
RadiSys Corp. (a)	60,000	3,356,250
Seagate Technology, Inc. (a)	905,000	53,734,375
Sun Microsystems, Inc. (a)	985,000	125,033,438
Symbol Technologies, Inc.	165,550	6,849,631
Tech Data Corp. (a)	325,000	16,778,125
TOTAL COMPUTERS & OFFICE EQUIPMENT		1,566,339,105
CONSUMER ELECTRONICS - 0.2%
Gemstar-TV Guide International, Inc. (a)	100,000	9,025,000
DRUGS & PHARMACEUTICALS - 0.2%
SpeechWorks International, Inc.	82,900	6,352,213
ELECTRICAL EQUIPMENT - 0.5%
Alcatel SA sponsored ADR	190,000	15,746,250
C&D Technologies, Inc.	40,000	2,210,000
Pinnacle Systems (a)	245,000	3,093,125
TOTAL ELECTRICAL EQUIPMENT		21,049,375
ELECTRONIC INSTRUMENTS - 1.5%
Agilent Technologies, Inc.	973,318	58,703,242
Micro Component Technology, Inc. (a)	100,000	912,500
TOTAL ELECTRONIC INSTRUMENTS		59,615,742
ELECTRONICS - 33.8%
Advanced Micro Devices, Inc. (a)	1,001,600	37,685,200
Altera Corp. (a)	835,800	54,170,288
Analog Devices, Inc. (a)	1,650,000	165,825,000
Applied Micro Circuits Corp. (a)	110,000	22,323,125
Atmel Corp. (a)	984,200	19,684,000
Broadcom Corp. Class A (a)	55,000	13,750,000
Centillium Communications, Inc.	2,900	216,050
Cree, Inc. (a)	106,800	14,711,700
Cypress Semiconductor Corp. (a)	250,000	12,359,375
Dallas Semiconductor Corp.	165,000	6,826,875
Fairchild Semiconduct International, Inc. Class A	100,000	3,975,000
GlobeSpan, Inc. (a)	15,000	1,806,563
Integrated Device Technology, Inc. (a)	225,000	19,743,750
Common Stocks - continued
	Shares	Value (Note 1)
ELECTRONICS - CONTINUED
Intel Corp.	1,042,000	$ 78,019,750
International Rectifier Corp. (a)	130,000	8,181,875
Intersil Holding Corp. Class A	35,000	1,890,000
JDS Uniphase Corp. (a)	684,900	85,259,352
Linear Technology Corp.	1,083,200	77,922,700
LSI Logic Corp. (a)	1,840,000	66,125,000
Marvell Technology Group Ltd.	212,800	15,188,600
Maxim Integrated Products, Inc. (a)	599,000	52,524,813
Microchip Technology, Inc. (a)	270,000	18,376,875
Micron Technology, Inc. (a)	1,905,200	155,750,100
MIPS Technologies, Inc. Class B (a)	200,003	10,350,155
National Semiconductor Corp. (a)	585,000	26,032,500
NVIDIA Corp. (a)	410,000	32,543,750
PMC-Sierra, Inc. (a)	150,000	35,400,000
Power-One, Inc. (a)	55,000	8,714,063
Samsung Electronics Co. Ltd.	12,500	3,083,429
SDL, Inc. (a)	195,600	77,714,325
Texas Instruments, Inc.	2,651,300	177,471,394
Virage Logic Corp.	83,800	1,576,488
Vitesse Semiconductor Corp. (a)	135,000	11,989,688
TOTAL ELECTRONICS		1,317,191,783
PHOTOGRAPHIC EQUIPMENT - 0.1%
InFocus Corp. (a)	90,000	4,353,750
RETAIL & WHOLESALE, MISCELLANEOUS - 0.8%
Best Buy Co., Inc. (a)	295,000	18,216,250
PC Connection, Inc.	25,000	1,618,750
RadioShack Corp.	195,000	11,505,000
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS		31,340,000
TELEPHONE SERVICES - 0.0%
TeraBeam Networks (d)	11,600	43,500
TOTAL COMMON STOCKS (Cost $1,972,051,365)		3,682,296,921
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)		Principal Amount
COMPUTER SERVICES & SOFTWARE - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $845,000)	-	$ 845,000	988,650
Cash Equivalents - 9.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.59% (b)	208,695,680	$ 208,695,680
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	140,495,200	140,495,200
TOTAL CASH EQUIVALENTS (Cost $349,190,880)		349,190,880
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $2,322,087,245)	4,032,476,451
NET OTHER ASSETS - (3.3)%	(128,809,423)
NET ASSETS - 100%	$ 3,903,667,028
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $988,650 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Networks	4/7/00	$ 43,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,459,531,295 and $1,567,103,426, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $57,689 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $43,500 or 0.0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $144,068,604. The fund received cash collateral of $140,495,200 which was invested in cash equivalents.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $2,326,775,565. Net unrealized appreciation aggregated $1,705,700,886, of which $1,770,706,537 related to appreciated investment securities and $65,005,651 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Computers Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $2,322,087,245) - See accompanying schedule		$ 4,032,476,451
Receivable for investments sold		74,982,291
Receivable for fund shares sold		3,365,184
Dividends receivable		199,209
Interest receivable		1,038,667
Redemption fees receivable		2,141
Other receivables		122,504
Total assets		4,112,186,447
Liabilities
Payable for investments purchased	$ 60,284,056
Payable for fund shares redeemed	4,995,869
Accrued management fee	1,698,374
Other payables and accrued expenses	1,045,920
Collateral on securities loaned, at value	140,495,200
Total liabilities		208,519,419
Net Assets		$ 3,903,667,028
Net Assets consist of:
Paid in capital		$ 1,765,476,719
Accumulated net investment (loss)		(8,844,829)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		436,645,814
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,710,389,324
Net Assets, for 30,072,303 shares outstanding		$ 3,903,667,028
Net Asset Value and redemption price per share ($3,903,667,028 ÷ 30,072,303 shares)		$129.81
Maximum offering price per share (100/97.00 of $129.81)		$133.82

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 1,345,582
Interest		6,030,619
Security lending		412,052
Total income		7,788,253
Expenses
Management fee	$ 10,290,727
Transfer agent fees	5,508,660
Accounting and security lending fees	679,120
Non-interested trustees' compensation	6,070
Custodian fees and expenses	42,152
Registration fees	135,065
Audit	39,410
Legal	6,955
Miscellaneous	51,438
Total expenses before reductions	16,759,597
Expense reductions	(126,515)	16,633,082
Net investment income (loss)		(8,844,829)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	463,589,506
Foreign currency transactions	(5,713)	463,583,793
Change in net unrealized appreciation (depreciation) on:
Investment securities	(311,883,966)
Assets and liabilities in foreign currencies	118	(311,883,848)
Net gain (loss)		151,699,945
Net increase (decrease) in net assets resulting from operations		$ 142,855,116
Other Information
Sales charges paid to FDC		$ 3,771,403
Deferred sales charges withheld by FDC		$ 4,284
Exchange fees withheld by FSC		$ 34,328
Expense reductions
Directed brokerage arrangements		$ 115,366
Transfer agent credits		11,149
		$ 126,515

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Computers Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (8,844,829)	$ (11,221,339)
Net realized gain (loss)	463,583,793	459,371,250
Change in net unrealized appreciation (depreciation)	(311,883,848)	1,653,265,607
Net increase (decrease) in net assets resulting from operations	142,855,116	2,101,415,518
Distributions to shareholders from net realized gains	(113,651,437)	(403,921,111)
Share transactions Net proceeds from sales of shares	492,581,191	1,163,982,244
Reinvestment of distributions	110,200,949	392,677,083
Cost of shares redeemed	(553,344,277)	(1,262,885,832)
Net increase (decrease) in net assets resulting from share transactions	49,437,863	293,773,495
Redemption fees	810,133	1,512,642
Total increase (decrease) in net assets	79,451,675	1,992,780,544
Net Assets
Beginning of period	3,824,215,353	1,831,434,809
End of period (including accumulated net investment loss of $8,844,829 and $0, respectively)	$ 3,903,667,028	$ 3,824,215,353
Other Information Shares
Sold	4,034,934	13,611,310
Issued in reinvestment of distributions	878,274	4,388,872
Redeemed	(4,728,520)	(14,898,647)
Net increase (decrease)	184,688	3,101,535

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 127.95	$ 68.37	$ 41.08	$ 48.25	$ 41.03	$ 30.67
Income from Investment Operations
Net investment income (loss) D	(.29)	(.41)	(.29)	(.32)	(.36)	(.23)
Net realized and unrealized gain (loss)	5.91	74.86	27.39	6.42	9.94	16.10
Total from investment operations	5.62	74.45	27.10	6.10	9.58	15.87
Less Distributions
From net realized gain	(3.79)	(14.92)	-	(10.64)	(2.47)	(5.61)
In excess of net realized gain	-	-	-	(2.75)	-	-
Total distributions	(3.79)	(14.92)	-	(13.39)	(2.47)	(5.61)
Redemption fees added to paid in capital	.03	.05	.19	.12	.11	.10
Net asset value, end of period	$ 129.81	$ 127.95	$ 68.37	$ 41.08	$ 48.25	$ 41.03
Total ReturnB, C	4.52%	119.58%	66.43%	20.33%	23.97%	52.79%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,903,667	$ 3,824,215	$ 1,831,435	$ 785,465	$ 604,286	$ 527,337
Ratio of expenses to average net assets	.91% A	1.07%	1.25%	1.40%	1.48%	1.40%
Ratio of expenses to average net assets after expense reductions	.91% A	1.05% E	1.23% E	1.34% E	1.44% E	1.38% E
Ratio of net investment income (loss) to average net assets	(.48)% A	(.47)%	(.54)%	(.67)%	(.83)%	(.56)%
Portfolio turnover rate	83% A	129%	133%	333%	255%	129%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. CTotal returns do not include the one time sales charge and for periods of less than one year are not annualized.
DNet investment income (loss) per share has been calculated based on average shares outstanding during the period. EFMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. FFor the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Developing Communications Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Developing Communications	-5.34%	105.50%	393.02%	1,993.17%
Select Developing Communications (load adj.)	-8.25%	99.27%	378.15%	1,930.31%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Technology	2.68%	63.21%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 221 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Developing Communications	105.50%	37.59%	35.54%
Select Developing Communications (load adj.)	99.27%	36.75%	35.13%
S&P 500	16.32%	24.04%	19.49%
GS Technology	63.21%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $203,031 - a 1,930.31% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Cisco Systems, Inc.	8.5
Juniper Networks, Inc.	8.5
Corning, Inc.	7.1
Nortel Networks Corp.	6.6
Alcatel SA	6.0
Ciena Corp.	5.2
JDS Uniphase Corp.	4.8
Scientific-Atlanta, Inc.	4.0
Nextel Communications, Inc. Class A	2.9
ADC Telecommunications, Inc.	2.8
56.4

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Developing Communications Portfolio
Fund Talk: The Manager's Overview

(automated graphic)

Rajiv Kaul, Portfolio Manager of Fidelity Select Developing Communications Portfolio

Q. How did the fund perform, Rajiv?

A. For the six months that ended August 31, 2000, the fund returned -5.34%, lagging the Goldman Sachs Technology Index - an index of 221 stocks designed to measure the performance of companies in the technology sector - and the Standard & Poor's 500 Index, which returned 2.68% and 11.73%, respectively. For the 12 months that ended August 31, 2000, the fund returned 105.50%, while the Goldman Sachs and S&P 500 indexes returned 63.21% and 16.32%, respectively.

Q. Why did the fund fall short of the Goldman Sachs index during the six-month period?

A. Maintaining an emphasis on wireless stocks early on - a stance I have since retreated from - took its toll on relative performance. It was double trouble for fund holdings Nokia, Nextel and Motorola, which endured a valuation correction along with technology stocks during the spring, and faced the daunting prospect of declining profit growth heading into the summer. Slowing handset penetration and turnover, coupled with increased competition, seasonal declines and problematic timing of product releases, spelled trouble for players in this space. Many wireless-related semiconductor stocks didn't escape unscathed either, edging lower during the period. The decision to focus on names such as Qualcomm and LSI Logic at the expense of PC chipmakers, such as Intel, worked against us, as PC stocks rebounded nicely late in the period. An uncertain outlook for PC demand kept me on the sidelines for chips as well as computer hardware, and we paid the price for not owning benchmark heavyweights Sun Microsystems and IBM. Poor stock picking among Internet-related stocks, which suffered the most during the correction, further detracted from returns.

Q. How did some of your other strategies play out for the fund?

A. By reducing the fund's exposure to wireless, I was able to increase our holdings in networking and optics, areas providing the infrastructure for communications networks of the future that will enable the delivery of broadband services. The fund benefited from focusing on the leading suppliers of optical components and networking equipment - namely Corning, Ciena, SDL, Cisco, Juniper and Nortel - representing some of the period's finest performers. Unfortunately, since the fund tended to own the more volatile pure-play infrastructure names at the expense of industry stalwarts, such as EMC, we gave up more than the index during the spring tech correction. With companies moving online in increasing numbers and Internet traffic doubling every 100 days, the demand for communications bandwidth continued to grow exponentially. Those companies capable of providing the means to handle all the data traffic - that is, intelligently move it at faster speeds - reaped the rewards. We had our share of winners in the telecom equipment space during the period, including ADC Telecommunications, which helped narrow the performance gap relative to the Goldman Sachs index. ADC, among others, was well-positioned to respond to the needs of cable and phone carriers that were actively seeking to install or upgrade to Internet-based networks.

Q. What other stocks helped or hurt performance?

A. GlobeSpan is a semiconductor play in the telecom space that worked out well for us. The company benefited from surging demand for digital subscriber line (DSL) chips, which enable high-speed data transmission over existing networks of copper phone lines. Interestingly enough, relative performance had just as much to do with what we didn't own. Underweighting Texas Instruments based on its wireless exposure helped quite a bit, as did the fund's underexposure to Microsoft, which slipped on execution problems and concerns about ongoing anti-
trust litigation. In terms of what we owned that hurt, Lucent struggled after missing a key product cycle in the fiber-optics space and losing further ground to chief rival Nortel. Internet stocks that detracted included CMGI and Vignette. Out-of-benchmark stakes in wireless players Audiovox and Wireless Facilities also dragged on returns.

Q. What's your outlook?

A. It could be a bumpy ride as we navigate through these cyclical periods where the short-term forecasts for PC, chip and wireless demand remain cloudy. Moreover, there are still some big concerns about overcapacity and the potential impact on the optics segment of the market. However, my longer-term outlook is still quite bullish. Right now, I think we're just going through a transition period where old-generation voice networks continue to decline and the data-rich next-generation communications networks prepare to take off. When data finally does take center stage, the fund should be poised to benefit.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 29, 1990

Fund number: 518

Trading symbol: FSDCX

Size: as of August 31, 2000, more than $3.2 billion

Manager: Rajiv Kaul, since February 2000; manager, Fidelity Select Biotechnology Portfolio, 1998-February 2000; equity research associate, health care industry, 1996-1998; joined Fidelity in 1996

3

Semiannual Report

Developing Communications Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (Note 1)
BROADCASTING - 1.1%
Netro Corp.	442,300	$ 36,545,038
CELLULAR - 5.2%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	852,400	32,870,675
Nextel Communications, Inc. Class A (a)	1,700,000	94,243,750
QUALCOMM, Inc. (a)	700,000	41,912,500
TOTAL CELLULAR		169,026,925
COMMUNICATIONS EQUIPMENT - 41.9%
3Com Corp.	250,000	4,156,250
ADC Telecommunications, Inc. (a)	2,218,000	90,799,375
Andrew Corp. (a)	500,000	14,812,500
Cabletron Systems, Inc. (a)	1,200,000	44,925,000
Ciena Corp. (a)	750,000	166,265,625
Cisco Systems, Inc. (a)	4,000,000	274,499,995
Comverse Technology, Inc. (a)	379,200	34,862,700
Corning, Inc.	695,000	227,916,563
Corvis Corp.	163,000	16,921,438
Ditech Communications Corp. (a)	176,700	10,425,300
Lucent Technologies, Inc.	1,400,000	58,537,500
MCK Communications, Inc.	35,300	1,014,875
Next Level Communications, Inc.	200,000	8,825,000
Nokia AB sponsored ADR	1,500,000	67,406,250
Nortel Networks Corp.	2,600,000	212,062,467
ONI Systems Corp.	484,200	46,150,313
Sycamore Networks, Inc.	215,000	29,562,500
Telefonaktiebolaget LM Ericsson sponsored ADR	2,100,000	43,050,000
TOTAL COMMUNICATIONS EQUIPMENT		1,352,193,651
COMPUTER SERVICES & SOFTWARE - 11.4%
America Online, Inc. (a)	1,500,000	87,937,500
Clarent Corp.	320,000	15,280,000
Foundry Networks, Inc.	25,000	2,326,563
InfoSpace.com, Inc. (a)	506,000	19,734,000
Microsoft Corp. (a)	500,000	34,906,250
Redback Networks, Inc. (a)	550,000	82,156,250
Sonus Networks, Inc.	51,400	8,551,675
VeriSign, Inc. (a)	252,460	50,207,983
Yahoo!, Inc. (a)	550,000	66,825,000
TOTAL COMPUTER SERVICES & SOFTWARE		367,925,221
COMPUTERS & OFFICE EQUIPMENT - 12.5%
Avici Systems, Inc.	3,200	479,400
Copper Mountain Networks, Inc. (a)	250,000	14,984,375
Extreme Networks, Inc. (a)	500,000	46,531,250

	Shares	Value (Note 1)
Juniper Networks, Inc. (a)	1,280,000	$ 273,600,000
Palm, Inc.	1,510,202	66,448,888
TOTAL COMPUTERS & OFFICE EQUIPMENT		402,043,913
CONSUMER ELECTRONICS - 1.6%
Gemstar-TV Guide International, Inc. (a)	550,000	49,637,500
ELECTRICAL EQUIPMENT - 10.0%
Alcatel SA sponsored ADR	2,350,000	194,756,250
Scientific-Atlanta, Inc.	1,646,200	128,300,713
TOTAL ELECTRICAL EQUIPMENT		323,056,963
ELECTRONICS - 10.5%
Centillium Communications, Inc.	100,000	7,450,000
GlobeSpan, Inc. (a)	373,300	44,959,319
JDS Uniphase Corp. (a)	1,250,000	155,605,475
Marvell Technology Group Ltd.	344,900	24,617,238
Micron Technology, Inc. (a)	100,000	8,175,000
Motorola, Inc.	1,500,000	54,093,750
PMC-Sierra, Inc. (a)	188,700	44,533,200
TOTAL ELECTRONICS		339,433,982
TELEPHONE SERVICES - 1.1%
Metromedia Fiber Network, Inc. Class A (a)	500,000	19,968,750
NEXTLINK Communications, Inc. Class A (a)	433,000	15,182,063
TOTAL TELEPHONE SERVICES		35,150,813
TOTAL COMMON STOCKS (Cost $2,257,259,857)		3,075,014,006
Cash Equivalents - 6.8%

Fidelity Cash Central Fund, 6.59% (b)	177,160,899	177,160,899
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	41,131,300	41,131,300
TOTAL CASH EQUIVALENTS (Cost $218,292,199)		218,292,199
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $2,475,552,056)	3,293,306,205
NET OTHER ASSETS - (2.1)%	(66,263,811)
NET ASSETS - 100%	$ 3,227,042,394
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,013,874,695 and $4,919,723,006, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $111,057 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $39,901,844. The fund received cash collateral of $41,131,300 which was invested in cash equivalents.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,342,000. The weighted average interest rate was 6.85%.

Transactions during the period with companies which are or were affiliates are as follows:
	Purchases	Sales	Dividend	Value
Affiliate	Cost	Cost	Income
DSET Corp	$ -	$ 2,462,215	$ -	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.2%
Canada	6.6
France	6.0
Finland	2.1
Sweden	1.3
Hong Kong	1.0
Others (individually less than 1%)	0.8
100.0%
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $2,525,140,779. Net unrealized appreciation aggregated $768,165,426, of which $906,944,726 related to appreciated investment securities and $138,779,300 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Developing Communications Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $2,475,552,056) - See accompanying schedule		$ 3,293,306,205
Receivable for investments sold		102,472,844
Receivable for fund shares sold		6,540,102
Dividends receivable		242,787
Interest receivable		613,079
Redemption fees receivable		4,504
Other receivables		119,394
Total assets		3,403,298,915
Liabilities
Payable for investments purchased	$ 124,943,573
Payable for fund shares redeemed	7,814,567
Accrued management fee	1,435,795
Other payables and accrued expenses	931,286
Collateral on securities loaned, at value	41,131,300
Total liabilities		176,256,521
Net Assets		$ 3,227,042,394
Net Assets consist of:
Paid in capital		$ 1,799,430,284
Accumulated net investment (loss)		(7,809,105)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		617,666,678
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		817,754,537
Net Assets, for 42,931,063 shares outstanding		$ 3,227,042,394
Net Asset Value and redemption price per share ($3,227,042,394 ÷ 42,931,063 shares)		$75.17
Maximum offering price per share (100/97.00 of $75.17)		$77.49

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 1,839,858
Interest		4,043,669
Security lending		798,072
Total income		6,681,599
Expenses
Management fee	$ 8,690,740
Transfer agent fees	5,161,980
Accounting and security lending fees	654,891
Non-interested trustees' compensation	5,220
Custodian fees and expenses	53,563
Registration fees	190,282
Audit	22,806
Legal	6,284
Interest	446
Miscellaneous	228
Total expenses before reductions	14,786,440
Expense reductions	(295,736)	14,490,704
Net investment income (loss)		(7,809,105)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $629,090 on sales of investments in affiliated issuers)	621,157,846
Foreign currency transactions	161,364	621,319,210
Change in net unrealized appreciation (depreciation) on:
Investment securities	(859,937,860)
Assets and liabilities in foreign currencies	388	(859,937,472)
Net gain (loss)		(238,618,262)
Net increase (decrease) in net assets resulting from operations		$ (246,427,367)
Other Information
Sales charges paid to FDC		$ 7,551,169
Deferred sales charges withheld by FDC		$ 5,488
Exchange fees withheld by FSC		$ 44,250
Expense reductions
Directed brokerage arrangements		$ 284,541
Custodian credits		3,328
Transfer agent credits		7,867
		$ 295,736

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Developing Communications Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (7,809,105)	$ (6,645,637)
Net realized gain (loss)	621,319,210	171,898,837
Change in net unrealized appreciation (depreciation)	(859,937,472)	1,553,733,537
Net increase (decrease) in net assets resulting from operations	(246,427,367)	1,718,986,737
Distributions to shareholders from net realized gains	(74,252,900)	(92,564,065)
Share transactions Net proceeds from sales of shares	1,057,202,926	2,222,798,318
Reinvestment of distributions	71,865,788	90,014,100
Cost of shares redeemed	(1,035,722,466)	(1,100,728,465)
Net increase (decrease) in net assets resulting from share transactions	93,346,248	1,212,083,953
Redemption fees	1,649,859	2,158,711
Total increase (decrease) in net assets	(225,684,160)	2,840,665,336
Net Assets
Beginning of period	3,452,726,554	612,061,218
End of period (including accumulated net investment loss of $7,809,105 and $0, respectively)	$ 3,227,042,394	$ 3,452,726,554
Other Information Shares
Sold	14,447,607	46,122,962
Issued in reinvestment of distributions	1,241,205	1,814,211
Redeemed	(14,959,564)	(24,438,881)
Net increase (decrease)	729,248	23,498,292

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 81.81	$ 32.72	$ 20.14	$ 19.68	$ 19.42	$ 20.40
Income from Investment Operations
Net investment income (loss) D	(.18)	(.22)	(.16)	(.18)	(.18)	(.17)
Net realized and unrealized gain (loss)	(4.75)	52.31	12.72	4.95	.42	4.17
Total from investment operations	(4.93)	52.09	12.56	4.77	.24	4.00
Less Distributions
From net realized gain	(1.75)	(3.07)	(.07)	(4.35)	-	(5.00)
Redemption fees added to paid in capital	.04	.07	.09	.04	.02	.02
Net asset value, end of period	$ 75.17	$ 81.81	$ 32.72	$ 20.14	$ 19.68	$ 19.42
Total Return B, C	(5.34)%	166.12%	63.01%	28.17%	1.34%	21.84%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,227,042	$ 3,452,727	$ 612,061	$ 238,356	$ 220,360	$ 333,185
Ratio of expenses to average net assets	.95% A	1.11%	1.38%	1.61%	1.64%	1.53%
Ratio of expenses to average net assets after expense reductions	.93% A, E	1.11%	1.34% E	1.55% E	1.62% E	1.51% E
Ratio of net investment income (loss) to average net assets	(.50)% A	(.47)%	(.64)%	(.82)%	(.86)%	(.78)%
Portfolio turnover rate	329% A	112%	299%	383%	202%	249%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Electronics Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Electronics	8.60%	108.75%	574.05%	3,140.95%
Select Electronics (load adj.)	5.27%	102.41%	553.76%	3,043.65%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Technology	2.68%	63.21%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 221 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Electronics	108.75%	46.47%	41.60%
Select Electronics (load adj.)	102.41%	45.57%	41.17%
S&P 500	16.32%	24.04%	19.49%
GS Technology	63.21%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $314,365 - a 3,043.65% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Micron Technology, Inc.	7.7
Intel Corp.	6.5
Texas Instruments, Inc.	6.0
Analog Devices, Inc.	5.4
PMC-Sierra, Inc.	4.6
Linear Technology Corp.	3.5
Solectron Corp.	3.1
Motorola, Inc.	2.5
Sanmina Corp.	2.5
LSI Logic Corp.	2.3
44.1

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Electronics Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Brian Hanson,
Portfolio Manager
of Fidelity Select
Electronics Portfolio

Q. How did the fund perform, Brian?

A. The fund performed very well relative to its Goldman Sachs benchmark. For the six months that ended August 31, 2000, the fund returned 8.60%. The Goldman Sachs Technology Index - an index of 221 stocks designed to measure the performance of companies in the technology sector - returned 2.68% for the same period, while the Standard & Poor's 500 Index returned 11.73%. For the 12-month period ending August 31, 2000, the fund had a return of 108.75%. Meanwhile, the Goldman Sachs index returned 63.21% for the 12-month period, while the S&P 500 returned 16.32%.

Q. Why did the fund outperform the Goldman Sachs index during the six-month period?

A. It was a combination of being in the right stocks at the right time. In addition, the fund was heavily weighted toward the semiconductor industry, which led the technology sector and was the biggest contributor to the fund's success. I avoided Internet companies, because many of those stocks had been bid up to unsustainable levels and were then sold off. I also stayed away from some other areas within the technology sector, including information technology services, because those companies were growing at a very slow pace and did not keep up with the rest of the sector.

Q. Why were semiconductor stocks such strong performers?

A. Semiconductors continued to be one of the most critical pieces for enabling the exciting technology revolution we are experiencing right now. The more obvious this became to investors, the more semiconductor stocks moved higher. There were a couple of factors that drove the boom for semiconductors, the first being a mega-trend to build the Internet infrastructure, which I talk about a little later in this report, and the second being the demand for more chips driven by a strong global economy.

Q. Which stocks helped the performance of the fund?

A. PMC-Sierra is one of the semiconductor companies best-positioned to take advantage of the build-out of a communications infrastructure - which is the backbone of the Internet and provides the ability to send voice, video and data at high speeds throughout the world. The company delivered superior results during the past six months and was a great stock to own. Micron Technology likewise had a strong six months. After experiencing some difficulty in 1999, the company took advantage of improved pricing for DRAM - dynamic random access memory, a type of semiconductor that goes into personal computers and servers - which caused the company's earnings to accelerate. Altera Corporation also helped the fund's performance. The company derives approximately 70% of its sales from communications infrastructure companies and experienced strong demand for its products during the past few quarters.

Q. Were there any areas that detracted from performance?

A. Agilent Technologies, a diversified technology company that provides semiconductors as well as other electronics to the communications industry, hurt performance. LSI Logic, a semiconductor firm, also detracted from the fund's returns. The two companies each saw excellent demand for their products and had the potential to be successful, but both misexecuted on product delivery. As a result, they reported a shortfall on earnings that hurt the performance of their stocks.

Q. Brian, what is your outlook?

A. I expect that stock market volatility will continue to be a factor in the next few months, and that industry and stock selection will remain important to the fund's ongoing success. If the global economy continues to be strong, it should provide a good environment for the electronics and technology sectors. A healthy economy is important because it gives businesses and consumers the ability to update and replace their old technologies as new and improved versions become available.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 29, 1985

Fund number: 008

Trading symbol: FSELX

Size: as of August 31, 2000, more than $12.0 billion

Manager: Brian Hanson, since February 2000; analyst, semiconductor equipment, 1998-present; health care industry, 1996-1998; joined Fidelity in 1996

3

Semiannual Report

Electronics Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value (Note 1)
BROADCASTING - 0.7%
Netro Corp.	1,000,000	$ 82,625,000
CELLULAR - 0.1%
AT&T Corp. - Wireless Group	750,000	19,640,625
COMMUNICATIONS EQUIPMENT - 4.7%
Cabletron Systems, Inc. (a)	1,400,000	52,412,500
Cisco Systems, Inc. (a)	1,500,000	102,937,500
Jabil Circuit, Inc. (a)	3,300,000	210,581,250
Lucent Technologies, Inc.	200,000	8,362,500
Nokia AB sponsored ADR	1,637,850	73,600,884
Nortel Networks Corp.	700,000	57,093,741
Telefonaktiebolaget LM Ericsson sponsored ADR	3,000,000	61,500,000
TOTAL COMMUNICATIONS EQUIPMENT		566,488,375
COMPUTER SERVICES & SOFTWARE - 2.7%
America Online, Inc. (a)	500,000	29,312,500
Cadence Design Systems, Inc. (a)	7,970,300	169,368,875
Mentor Graphics Corp. (a)	200,000	3,775,000
Microsoft Corp. (a)	1,100,000	76,793,750
Redback Networks, Inc. (a)	75,000	11,203,125
Synopsys, Inc. (a)	905,300	33,552,681
TOTAL COMPUTER SERVICES & SOFTWARE		324,005,931
COMPUTERS & OFFICE EQUIPMENT - 7.0%
Adaptec, Inc. (a)	2,785,100	68,234,950
Brocade Communications Systems, Inc. (a)	31,900	7,203,419
Compaq Computer Corp.	6,000,000	204,375,000
Dell Computer Corp. (a)	3,500,000	152,687,500
Juniper Networks, Inc. (a)	700,000	149,625,000
Palm, Inc.	250,000	11,000,000
SCI Systems, Inc. (a)	4,038,300	249,365,025
TOTAL COMPUTERS & OFFICE EQUIPMENT		842,490,894
CONSUMER ELECTRONICS - 0.6%
Gemstar-TV Guide International, Inc. (a)	700,000	63,175,000
General Motors Corp. Class H	500,000	16,562,500
TOTAL CONSUMER ELECTRONICS		79,737,500
ELECTRICAL EQUIPMENT - 0.5%
Scientific-Atlanta, Inc.	775,000	60,401,563
ELECTRONIC INSTRUMENTS - 10.3%
Agilent Technologies, Inc.	3,700,000	223,156,250
Applied Materials, Inc. (a)	2,075,629	179,152,728
ASM International NV (a)	400,000	10,050,000
Cohu, Inc.	400,000	8,200,000
KLA-Tencor Corp. (a)	4,206,200	276,031,875
Kulicke & Soffa Industries, Inc. (a)	464,360	8,445,548

	Shares	Value (Note 1)
LAM Research Corp. (a)(c)	6,478,781	$ 195,173,278
Novellus Systems, Inc. (a)	3,203,200	197,197,000
Teradyne, Inc. (a)	2,280,700	147,817,869
TOTAL ELECTRONIC INSTRUMENTS		1,245,224,548
ELECTRONICS - 65.2%
Advanced Micro Devices, Inc. (a)	1,900,000	71,487,500
Altera Corp. (a)	3,800,000	246,287,500
Analog Devices, Inc. (a)	6,475,600	650,797,800
Applied Micro Circuits Corp. (a)	140,000	28,411,250
ARM Holdings PLC sponsored ADR (a)	569,500	23,278,313
Atmel Corp. (a)	2,350,000	47,000,000
Avnet, Inc.	221,000	13,232,375
AVX Corp.	2,600,000	77,837,500
Broadcom Corp. Class A (a)	200,000	50,000,000
Celestica, Inc. (sub. vtg.) (a)	711,200	55,339,721
Chartered Semiconductor Manufacturing Ltd. ADR	275,400	23,374,575
Cree, Inc. (a)	130,000	17,907,500
Cypress Semiconductor Corp. (a)	1,200,000	59,325,000
Dallas Semiconductor Corp.	1,482,800	61,350,850
Fairchild Semiconduct International, Inc. Class A	400,000	15,900,000
Flextronics International Ltd. (a)	3,193,117	266,026,560
GlobeSpan, Inc. (a)	186,700	22,485,681
Infineon Technologies AG	443,000	29,454,318
Integrated Device Technology, Inc. (a)	1,292,500	113,416,875
Intel Corp.	10,558,000	790,530,250
Intersil Holding Corp. Class A	476,800	25,747,200
JDS Uniphase Corp. (a)	1,500,000	186,726,570
KEMET Corp. (a)	2,139,800	64,194,000
Lattice Semiconductor Corp. (a)	798,200	62,159,825
Linear Technology Corp.	5,917,740	425,707,421
LSI Logic Corp. (a)	7,886,100	283,406,719
Marvell Technology Group Ltd.	452,500	32,297,188
Maxim Integrated Products, Inc. (a)	3,000,000	263,062,500
Methode Electronics, Inc. Class A	75,000	4,509,375
Microchip Technology, Inc. (a)	1,200,075	81,680,105
Micron Technology, Inc. (a)	11,364,700	929,064,222
Motorola, Inc.	8,500,000	306,531,250
National Semiconductor Corp. (a)	4,000,000	178,000,000
NVIDIA Corp. (a)	100,000	7,937,500
PMC-Sierra, Inc. (a)	2,378,000	561,208,000
Rambus, Inc. (a)	100	8,169
RF Micro Devices, Inc. (a)	200,000	8,925,000
Samsung Electronics Co. Ltd.	228,150	56,278,741
Sanmina Corp. (a)	2,565,000	302,670,000
Silicon Laboratories, Inc.	2,100	126,788
Solectron Corp. (a)	8,206,800	371,870,625
Texas Instruments, Inc.	10,830,000	724,933,125
Transwitch Corp. (a)	200,000	12,037,500
Common Stocks - continued
	Shares	Value (Note 1)
ELECTRONICS - CONTINUED
Vitesse Semiconductor Corp. (a)	1,030,000	$ 91,476,875
Xilinx, Inc. (a)	2,752,100	244,592,888
TOTAL ELECTRONICS		7,888,595,154
INDUSTRIAL MACHINERY & EQUIPMENT - 0.9%
ASM Lithography Holding NV (a)	629,300	23,992,063
PRI Automation, Inc. (a)	1,056,600	54,546,975
Varian Semiconductor Equipment Associates, Inc. (a)	456,900	26,100,413
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		104,639,451
TOTAL COMMON STOCKS (Cost $6,372,116,940)		11,213,849,041
Cash Equivalents - 8.0%

Fidelity Cash Central Fund, 6.59% (b)	939,699,505	939,699,505
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	31,707,800	31,707,800
TOTAL CASH EQUIVALENTS (Cost $971,407,305)		971,407,305
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $7,343,524,245)	12,185,256,346
NET OTHER ASSETS - (0.7)%	(86,253,667)
NET ASSETS - 100%	$ 12,099,002,679
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,230,801,411 and $4,121,606,450, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $99,443 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $32,546,263. The fund received cash collateral of $31,707,800 which was invested in cash equivalents.

Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
DII Group, Inc.	$ -	$ 14,356,958	$ -	$ -
LAM Research Corp.	-	24,071,680	-	195,173,278
TOTALS	$ -	$ 38,428,638	$ -	$ 195,173,278
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $7,383,818,499. Net unrealized appreciation aggregated $4,801,437,847, of which $5,042,620,682 related to appreciated investment securities and $241,182,835 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Electronics Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $7,343,524,245) - See accompanying schedule		$ 12,185,256,346
Receivable for investments sold		69,084,650
Receivable for fund shares sold		25,883,592
Dividends receivable		274,346
Interest receivable		4,450,464
Redemption fees receivable		13,314
Other receivables		563,277
Total assets		12,285,525,989
Liabilities
Payable to custodian bank	$ 6,954,817
Payable for investments purchased	121,831,780
Payable for fund shares redeemed	17,889,337
Accrued management fee	5,233,217
Other payables and accrued expenses	2,906,359
Collateral on securities loaned, at value	31,707,800
Total liabilities		186,523,310
Net Assets		$ 12,099,002,679
Net Assets consist of:
Paid in capital		$ 6,156,425,562
Accumulated net investment (loss)		(16,624,043)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,117,471,050
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,841,730,110
Net Assets, for 96,614,543 shares outstanding		$ 12,099,002,679
Net Asset Value and redemption price per share ($12,099,002,679 ÷ 96,614,543 shares)		$125.23
Maximum offering price per share (100/97.00 of $125.23)		$129.10

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 2,878,245
Interest		24,255,909
Security lending		1,608,974
Total income		28,743,128
Expenses
Management fee	$ 30,425,612
Transfer agent fees	13,264,474
Accounting and security lending fees	760,541
Non-interested trustees' compensation	15,804
Custodian fees and expenses	131,909
Registration fees	1,005,972
Audit	71,228
Legal	19,514
Miscellaneous	83,089
Total expenses before reductions	45,778,143
Expense reductions	(410,972)	45,367,171
Net investment income (loss)		(16,624,043)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain of $91,498,644 on sales of investments in affiliated issuers)	1,143,934,912
Foreign currency transactions	9,291	1,143,944,203
Change in net unrealized appreciation (depreciation) on:
Investment securities	(283,786,423)
Assets and liabilities in foreign currencies	398	(283,786,025)
Net gain (loss)		860,158,178
Net increase (decrease) in net assets resulting from operations		$ 843,534,135
Other Information
Sales charges paid to FDC		$ 23,945,338
Deferred sales charges withheld by FDC		$ 5,714
Exchange fees withheld by FSC		$ 73,260
Expense reductions
Directed brokerage arrangements		$ 364,131
Custodian credits		9,962
Transfer agent credits		36,879
		$ 410,972

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (16,624,043)	$ (21,255,786)
Net realized gain (loss)	1,143,944,203	1,262,114,523
Change in net unrealized appreciation (depreciation)	(283,786,025)	4,435,234,109
Net increase (decrease) in net assets resulting from operations	843,534,135	5,676,092,846
Distributions to shareholders from net realized gains	(562,371,732)	(461,593,652)
Share transactions Net proceeds from sales of shares	3,764,983,011	3,828,731,759
Reinvestment of distributions	544,868,579	446,827,109
Cost of shares redeemed	(2,458,886,188)	(2,418,702,252)
Net increase (decrease) in net assets resulting from share transactions	1,850,965,402	1,856,856,616
Redemption fees	5,991,045	3,980,086
Total increase (decrease) in net assets	2,138,118,850	7,075,335,896
Net Assets
Beginning of period	9,960,883,829	2,885,547,933
End of period (including accumulated net investment loss of $16,624,043 and $0, respectively)	$ 12,099,002,679	$ 9,960,883,829
Other Information Shares
Sold	32,035,589	50,589,405
Issued in reinvestment of distributions	4,534,113	5,580,487
Redeemed	(21,885,479)	(35,189,966)
Net increase (decrease)	14,684,223	20,979,926

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 121.58	$ 47.34	$ 34.99	$ 37.95	$ 28.18	$ 19.80
Income from Investment Operations
Net investment income (loss) D	(.18)	(.33)	(.23)	(.17)	(.17)	(.08)
Net realized and unrealized gain (loss)	10.30	81.13	12.53	7.32	9.80	13.51
Total from investment operations	10.12	80.80	12.30	7.15	9.63	13.43
Less Distributions
From net realized gain	(6.53)	(6.62)	-	(7.60)	-	(5.25)
In excess of net realized gain	-	-	-	(2.60)	-	-
Total distributions	(6.53)	(6.62)	-	(10.20)	-	(5.25)
Redemption fees added to paid in capital	.06	.06	.05	.09	.14	.20
Net asset value, end of period	$ 125.23	$ 121.58	$ 47.34	$ 34.99	$ 37.95	$ 28.18
Total Return B, C	8.60%	178.06%	35.30%	24.15%	34.67%	72.75%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 12,099,003	$ 9,960,884	$ 2,885,548	$ 2,668,750	$ 1,744,017	$ 1,133,362
Ratio of expenses to average net assets	.84% A	.99%	1.18%	1.18%	1.33%	1.25%
Ratio of expenses to average net assets after expense reductions	.84% A	.98% E	1.15% E	1.12% E	1.29% E	1.22% E
Ratio of net investment income (loss) to average net assets	(.31)% A	(.46)%	(.62)%	(.42)%	(.54)%	(.28)%
Portfolio turnover rate	81% A	125%	160%	435%	341%	366%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Software and Computer Services Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services	3.83%	87.79%	368.60%	1,768.26%
Select Software and Computer Services (load adj.)	0.64%	82.09%	354.47%	1,712.14%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Technology	2.68%	63.21%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 221 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services	87.79%	36.19%	34.01%
Select Software and Computer Services (load adj.)	82.09%	35.36%	33.60%
S&P 500	16.32%	24.04%	19.49%
GS Technology	63.21%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $181,214 - a 1,712.14% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Oracle Corp.	7.3
Sun Microsystems, Inc.	5.8
Computer Associates International, Inc.	5.1
VeriSign, Inc.	4.8
Siebel Systems, Inc.	4.7
VERITAS Software Corp.	4.3
Rational Software Corp.	3.9
Apple Computer, Inc.	3.8
Adobe Systems, Inc.	3.5
BEA Systems, Inc.	3.1
46.3

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Software and Computer Services Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Telis Bertsekas, Portfolio Manager of Fidelity Select Software and Computer
Services Portfolio

Q. How did the fund perform, Telis?

A. For the six-month period that ended August 31, 2000, the fund returned 3.83%. In comparison, the Goldman Sachs Technology Index - an index of 221 stocks designed to measure the performance of companies in the technology sector - returned 2.68%. During the same period, the Standard & Poor's 500 Index returned 11.73%. For the 12-month period that ended August 31, 2000, the fund returned 87.79%, while the Goldman Sachs index and the S&P 500 index returned 63.21% and 16.32%, respectively.

Q. What factors helped the fund outperform the Goldman Sachs index during the six-month period?

A. The fund's narrower focus on software and services stocks, which tended to outperform other areas of the technology sector, helped it surpass the performance of the index. During the first half of the six-month period, performance was negatively affected by a correction in the technology sector amid worries of resurfacing inflation. The fund also was hurt by its exposure to Internet portals, Microsoft and various high-multiple enterprise software stocks. As inflation fears subsided and strong second-quarter earnings highlighted fundamental strength in the sector during the last three months of the period, the fund rallied. Our overweighted positions in database, enterprise application and software security areas were key contributors.

Q. Did you make any adjustments to the fund after taking over in March?

A. Yes, I did. I reduced large positions in some stocks with extremely rich valuations and generally positioned the fund somewhat more conservatively during March and April. This strategy boosted relative performance during the technology correction in the spring, as the more aggressive names in the sector were hurt the most. Additionally, I reduced the number of holdings in the portfolio, from nearly 90 stocks to about 65 names, to focus more on the industry leaders with the best growth prospects, such as Sun Microsystems and BEA Systems. Emphasizing higher-quality names, which rebounded faster when the technology sector rallied during the second half of the period, and taking advantage of some opportunities in smaller cap stocks, also helped.

Q. Why did Internet business-to-business e-commerce stocks bounce back so strongly after the second-quarter correction?

A. Though hurt by the pullback in technology, investors were quick to recognize the large marketplace opportunity and leadership positions of enterprise software providers such as Siebel Systems, i2 Technologies and Verisign, once the market environment stabilized. When the second-quarter earnings came in better than expected for many of the key business-to-business players, expectations for improving fundamental prospects throughout the remainder of the year fueled a rally through August.

Q. What stocks stood out as top performers?

A. Investors responded well to Sun Microsystems, the fund's top contributor, recognizing its server technology as a key Internet infrastructure component. Oracle, the fund's largest holding at the end of the period, was rewarded for being a key beneficiary of the migration to the Internet in both its core database business and its suite of e-business applications. The perception of accelerating growth prospects helped the stock continue its strong run.

Q. What were some of the disappointments?

A. Top-10 holding Computer Associates suffered a negative earnings report when the shift away from post-Y2K mainframe software spending turned out worse than expected. Citrix Systems, which also missed earnings expectations, was hurt by its transition to a direct-selling model and by questions about its sustainable growth rate. I sold the fund's entire position in Citrix by the end of the period.

Q. What's your outlook, Telis?

A. My outlook for overall company fundamentals is positive. The migration from a PC-based client/server environment to an Internet-based world is driving accelerated and reallocated spending for many large corporations. This trend presents many exciting opportunities for the fund to participate in via large, well-established companies, as well as rapidly emerging smaller firms. However, despite the market correction, many software stocks remain near record-high valuations and this makes careful stock selection more important than ever. I also remain cognizant of the impact a potential economic slowdown could have on corporate information technology spending, which in turn could reduce demand for software and computer services.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 29, 1985

Fund number: 028

Trading symbol: FSCSX

Size: as of August 31, 2000, more than
$1.5 billion

Manager: Telis Bertsekas, since March 2000; analyst, beverage and tobacco industries, since 1997; joined Fidelity in 1997

3

Semiannual Report

Software and Computer Services Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.9%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 0.3%
Brooktrout, Inc. (a)	125,000	$ 4,250,000
COMPUTER SERVICES & SOFTWARE - 73.3%
Activision, Inc. (a)	121,700	1,703,800
Adobe Systems, Inc.	409,953	53,293,890
Advent Software, Inc. (a)	50,000	3,081,250
Aether Systems, Inc.	52,000	7,202,000
Agile Software Corp.	129,000	8,957,438
America Online, Inc. (a)	150,100	8,799,613
Automatic Data Processing, Inc.	183,500	10,941,188
BEA Systems, Inc. (a)	691,064	47,035,544
BMC Software, Inc. (a)	449,725	12,142,575
Cadence Design Systems, Inc. (a)	777,800	16,528,250
Computer Associates International, Inc.	2,452,880	77,878,940
Computer Sciences Corp. (a)	362,932	28,694,311
Electronic Data Systems Corp.	841,000	41,892,313
First Data Corp.	153,000	7,296,188
i2 Technologies, Inc. (a)	119,486	20,215,538
Infovista SA sponsored ADR (a)	250,000	8,343,750
J.D. Edwards & Co. (a)	1,863,200	46,230,650
Keynote Systems, Inc.	266,200	8,052,550
Macromedia, Inc. (a)	382,000	26,399,781
Manugistics Group, Inc. (a)	17,000	1,491,750
Mercury Interactive Corp. (a)	199,000	24,315,313
Micromuse, Inc. (a)	149,000	22,629,375
Microsoft Corp. (a)	425,700	29,719,181
MicroStrategy, Inc. Class A (a)	685,000	19,094,375
Opnet Technologies, Inc.	600	18,000
Oracle Corp. (a)	1,222,668	111,186,364
PeopleSoft, Inc. (a)	710,500	22,913,625
Phone.com, Inc. (a)	309,000	28,563,188
Pivotal Corp.	135,000	6,075,000
Precise Software Solutions Ltd.	159,400	4,303,800
Proxicom, Inc. (a)	167,500	4,051,406
Quest Software, Inc.	345,000	17,810,625
Radview Software Ltd.	200,000	1,762,500
Rational Software Corp. (a)	467,000	60,097,063
Siebel Systems, Inc. (a)	362,040	71,616,038
Sybase, Inc. (a)	1,450,000	39,784,375
Synopsys, Inc. (a)	123,200	4,566,100
Technology Solutions, Inc.	420,000	1,299,375
Tumbleweed Communications Corp.	191,800	12,011,475
VeriSign, Inc. (a)	368,914	73,367,772
VERITAS Software Corp. (a)	540,800	65,200,200
Vignette Corp. (a)	406,700	15,505,438
Vitria Technology, Inc.	272,700	12,816,900
webMethods, Inc.	104,154	11,190,045
Wind River Systems, Inc. (a)	45,000	1,833,750
Yahoo!, Inc. (a)	171,508	20,838,223
TOTAL COMPUTER SERVICES & SOFTWARE		1,118,750,825

	Shares	Value (Note 1)
COMPUTERS & OFFICE EQUIPMENT - 14.4%
Apple Computer, Inc. (a)	941,800	$ 57,390,938
Compaq Computer Corp.	385,000	13,114,063
Dell Computer Corp. (a)	372,000	16,228,500
International Business Machines Corp.	153,100	20,209,200
Network Appliance, Inc. (a)	100,000	11,700,000
Sun Microsystems, Inc. (a)	704,400	89,414,775
Tech Data Corp. (a)	240,000	12,390,000
TOTAL COMPUTERS & OFFICE EQUIPMENT		220,447,476
ELECTRICAL EQUIPMENT - 0.3%
Pinnacle Systems (a)	419,700	5,298,713
ELECTRONIC INSTRUMENTS - 0.7%
Lernout & Hauspie Speech Products NV (a)	353,000	10,303,188
ELECTRONICS - 1.5%
Micron Technology, Inc. (a)	157,000	12,834,750
NVIDIA Corp. (a)	131,000	10,398,125
TOTAL ELECTRONICS		23,232,875
LODGING & GAMING - 0.1%
WMS Industries, Inc. (a)	48,700	779,200
SERVICES - 0.3%
ACNielsen Corp. (a)	178,200	4,287,938
TOTAL COMMON STOCKS (Cost $958,670,677)		1,387,350,215
Cash Equivalents - 13.1%

Fidelity Cash Central Fund, 6.59% (b)	120,794,062	120,794,062
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	78,471,500	78,471,500
TOTAL CASH EQUIVALENTS (Cost $199,265,562)		199,265,562
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $1,157,936,239)		1,586,615,777
NET OTHER ASSETS - (4.0)%		(61,127,752)
NET ASSETS - 100%		$ 1,525,488,025
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,538,699,756 and $1,584,238,861, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $28,383 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $79,422,250. The fund received cash collateral of $78,471,500 which was invested in cash equivalents.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,168,722,705. Net unrealized appreciation aggregated $417,893,072, of which $483,789,671 related to appreciated investment securities and $65,896,599 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Software and Computer Services Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $1,157,936,239) - See accompanying schedule		$ 1,586,615,777
Cash		679,250
Receivable for investments sold		30,407,406
Receivable for fund shares sold		4,789,456
Dividends receivable		194,613
Interest receivable		533,173
Redemption fees receivable		2,472
Other receivables		444,551
Total assets		1,623,666,698
Liabilities
Payable for investments purchased	$ 16,357,866
Payable for fund shares redeemed	2,214,092
Accrued management fee	651,249
Other payables and accrued expenses	483,966
Collateral on securities loaned, at value	78,471,500
Total liabilities		98,178,673
Net Assets		$ 1,525,488,025
Net Assets consist of:
Paid in capital		$ 698,330,891
Accumulated net investment (loss)		(2,083,822)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		400,561,418
Net unrealized appreciation (depreciation) on investments		428,679,538
Net Assets, for 14,763,954 shares outstanding		$ 1,525,488,025
Net Asset Value and redemption price per share ($1,525,488,025 ÷ 14,763,954 shares)		$103.33
Maximum offering price per share (100/97.00 of $103.33)		$106.53

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 560,042
Interest		3,334,517
Security lending		441,289
Total income		4,335,848
Expenses
Management fee	$ 3,790,491
Transfer agent fees	2,312,558
Accounting and security lending fees	332,440
Non-interested trustees' compensation	2,064
Custodian fees and expenses	22,922
Registration fees	66,932
Audit	19,003
Legal	5,681
Miscellaneous	153
Total expenses before reductions	6,552,244
Expense reductions	(132,574)	6,419,670
Net investment income (loss)		(2,083,822)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	400,658,179
Foreign currency transactions	166	400,658,345
Change in net unrealized appreciation (depreciation) on investment securities		(345,655,923)
Net gain (loss)		55,002,422
Net increase (decrease) in net assets resulting from operations		$ 52,918,600
Other Information
Sales charges paid to FDC		$ 1,426,720
Deferred sales charges withheld by FDC		$ 2,462
Exchange fees withheld by FSC		$ 16,995
Expense reductions
Directed brokerage arrangements		$ 127,032
Custodian credits		2,282
Transfer agent credits		3,260
		$ 132,574

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Software and Computer Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (2,083,822)	$ (4,493,210)
Net realized gain (loss)	400,658,345	149,967,319
Change in net unrealized appreciation (depreciation)	(345,655,923)	551,761,848
Net increase (decrease) in net assets resulting from operations	52,918,600	697,235,957
Distributions to shareholders from net realized gains	(72,605,580)	(78,865,404)
Share transactions Net proceeds from sales of shares	277,115,676	637,476,790
Reinvestment of distributions	69,808,818	76,024,721
Cost of shares redeemed	(249,816,575)	(576,132,935)
Net increase (decrease) in net assets resulting from share transactions	97,107,919	137,368,576
Redemption fees	381,205	1,094,752
Total increase (decrease) in net assets	77,802,144	756,833,881
Net Assets
Beginning of period	1,447,685,881	690,852,000
End of period (including accumulated net investment loss of $2,083,822 and $0, respectively)	$ 1,525,488,025	$ 1,447,685,881
Other Information Shares
Sold	2,930,389	8,519,859
Issued in reinvestment of distributions	734,136	1,062,841
Redeemed	(2,676,682)	(7,907,224)
Net increase (decrease)	987,843	1,675,476

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 F	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 105.09	$ 57.09	$ 44.26	$ 38.58	$ 36.20	$ 29.07
Income from Investment Operations
Net investment income (loss) D	(.15)	(.36) G	(.39)	(.33)	(.25)	(.19)
Net realized and unrealized gain (loss)	3.68	54.60	14.46	12.57	5.87	11.85
Total from investment operations	3.53	54.24	14.07	12.24	5.62	11.66
Less Distributions
From net realized gain	(5.32)	(6.33)	(1.32)	(6.61)	(3.31)	(4.60)
Redemption fees added to paid in capital	.03	.09	.08	.05	.07	.07
Net asset value, end of period	$ 103.33	$ 105.09	$ 57.09	$ 44.26	$ 38.58	$ 36.20
Total Return B, C	3.83%	100.83%	32.57%	35.50%	16.14%	40.17%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,525,488	$ 1,447,686	$ 690,852	$ 503,367	$ 389,699	$ 337,633
Ratio of expenses to average net assets	.97% A	1.11%	1.28%	1.44%	1.54%	1.48%
Ratio of expenses to average net assets after expense reductions	.95% A, E	1.11%	1.27% E	1.42% E	1.51% E	1.47% E
Ratio of net investment income (loss) to average net assets	(.31)% A	(.51)%	(.82)%	(.81)%	(.66)%	(.54)%
Portfolio turnover rate	243% A	59%	72%	145%	279%	183%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29 G Investment income per share reflects a special dividend which amounted to $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Technology Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Technology	-4.44%	98.99%	509.64%	2,483.90%
Select Technology (load adj.)	-7.38%	92.95%	491.27%	2,406.31%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Technology	2.68%	63.21%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 221 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Technology	98.99%	43.55%	38.43%
Select Technology (load adj.)	92.95%	42.68%	38.01%
S&P 500	16.32%	24.04%	19.49%
GS Technology	63.21%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $250,631 - a 2,406.31% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Cisco Systems, Inc.	8.4
Juniper Networks, Inc.	6.7
Nortel Networks Corp.	5.9
Intel Corp.	3.8
EMC Corp.	3.8
JDS Uniphase Corp.	3.2
Corning, Inc.	2.6
SDL, Inc.	2.3
Texas Instruments, Inc.	2.0
Vignette Corp.	2.0
40.7
Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Technology Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Larry Rakers,
Portfolio Manager
of Fidelity Select
Technology Portfolio

Q. How did the fund perform, Larry?

A. For the six months that ended August 31, 2000, the fund returned -4.44%, trailing the Goldman Sachs Technology Index -
an index of 221 stocks designed to measure the performance of companies in the technology sector - and the Standard & Poor's 500 Index, which returned 2.68% and 11.73%, respectively. For the 12-month period that ended August 31, 2000, the fund returned 98.99%, while the Goldman Sachs and S&P 500 indexes returned 63.21% and 16.32%, respectively.

Q. It was a bumpy ride for tech stocks during the six-month period. What factors contributed to the sector's extreme volatility?

A. Valuations were the main culprit early on, as unbridled speculation gave way to serious concerns about rising interest rates and a potential economic slowdown. Historically, economic growth is tied to technology spending, so the prospect of a deceleration sent investors fleeing for the exits, erasing most of the gains that had taken months to accumulate. Y2K-related shortfalls and summer seasonal weakness further plagued the market, with hardware stocks feeling most of the pain. Earnings jitters made for a volatile summer, as investors grappled with the prospects of a hard landing - that is, an economic slowdown that results in recession. These concerns dissipated in August, sparking a strong "relief rally." Throughout the volatility, fundamentals remained reasonably strong for tech stocks overall, thanks to a boom in tech-related spending triggered by companies looking to stay ahead by improving productivity.

Q. Why did the fund trail the Goldman Sachs benchmark during the past six months?

A. Since the fund tends to emphasize the fastest-growing names in the sector, it is apt to outperform the index during a strong tech market, and underperform in a down market. Over the past six months, we lost ground by focusing on higher-priced semiconductor stocks, which suffered the most during the correction. Disappointing stock selection in names such as Emulex and QLogic, which suffered earnings setbacks, further compounded our problem. I sold off both of these stocks during the period in an effort to minimize the damage. Our overexposure to e-commerce software providers Vignette and BroadVision also hurt. Finally, the decision to underweight market heavyweights Intel, Oracle, Hewlett-Packard and IBM - which held up better during the downturn - effectively sealed our fate relative to the index.

Q. Were there any bright spots?

A. The fund benefited from maintaining a positive bet on those high-
growth areas involved in the build-out of Internet infrastructure and the resulting formation of a single network - which is central to enabling broadband services. Most of our wins were concentrated in the telecommunications/optical equipment and networking spaces. Juniper and Cisco - leading makers of networking gear - were significant contributors, thanks to surging demand for routers, the devices that direct traffic over the Internet. Corning, Nortel and Ciena contributed from the optics area, while Brocade and EMC offered strong gains on the data storage front. Underweighting Microsoft further aided relative returns, with the software giant slipping on slow adoption of its Windows 2000 operating system and its antitrust dispute with the U.S. government. Having raised the earnings growth rate of the fund after taking over in February, I also was able to improve its risk/return profile, which prevented us from falling further during the market's downturn.

Q. What other factors influenced performance?

A. Our focus on communications chips was another infrastructure strategy that worked, with Altera, GlobeSpan and PMC-Sierra leading the way. We also were rewarded for making timely cyclical calls on various electronic components, such as flash memory - specialty chips used mainly in PDAs and laptops. Unfortunately, for every gainer, there was an even bigger loser. The fund was overexposed to a handful of problem stocks - namely DoubleClick, Motorola, Citrix and Silknet - which detracted further from relative returns. The fund no longer held Silknet at the close of the period.

Q. What's your outlook?

A. I feel that demand will accelerate behind a continued rise in productivity, with spending in the sector representing an increasing share of GDP. I'm optimistic because tech stocks tend to perform well in this type of environment. It's up for debate as to where we are exactly in the productivity cycle, but if I were to guess I'd say we're still in the early innings. With that said, I plan to remain fully invested and to continue to look for the highest-growth companies at the best prices I can get for shareholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 14, 1981

Fund number: 064

Trading symbol: FSPTX

Size: as of August 31, 2000, more than
$8.0 billion

Manager: Larry Rakers, since February 2000; manager, Fidelity Select Computers Portfolio and Fidelity Advisor Technology Fund, since January 2000; Fidelity Advisor Natural Resources Fund, 1997-1999; several Fidelity Select Portfolios, 1995-1999; joined Fidelity in 1993

3

Semiannual Report

Technology Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (Note 1)
ADVERTISING - 1.3%
DoubleClick, Inc. (a)	2,531,100	$ 102,984,131
BROADCASTING - 0.4%
American Tower Corp. Class A (a)	163,600	5,940,725
Netro Corp.	275,000	22,721,875
TOTAL BROADCASTING		28,662,600
CELLULAR - 0.1%
Crown Castle International Corp. (a)	325,000	11,273,438
CHEMICALS & PLASTICS - 0.1%
Peak International Ltd. (a)(c)	701,000	6,089,938
COMMUNICATIONS EQUIPMENT - 23.5%
3Com Corp.	900,000	14,962,500
ADC Telecommunications, Inc. (a)	500,000	20,468,750
Cabletron Systems, Inc. (a)	450,000	16,846,875
Ciena Corp. (a)	510,000	113,060,625
Cisco Systems, Inc. (a)	9,783,800	671,413,257
Comverse Technology, Inc. (a)	1,294,600	119,022,288
Corning, Inc.	644,480	211,349,160
Corvis Corp.	105,000	10,900,313
Ditech Communications Corp. (a)	920,000	54,280,000
Efficient Networks, Inc. (a)	35,000	1,880,703
Jabil Circuit, Inc. (a)	450,000	28,715,625
Lucent Technologies, Inc.	1,482,205	61,974,697
Natural MicroSystems Corp. (a)	80,200	5,979,913
Nokia AB sponsored ADR	661,300	29,717,169
Nortel Networks Corp.	5,777,400	471,219,114
Peco II, Inc.	3,200	124,800
Sycamore Networks, Inc.	144,200	19,827,500
Telefonaktiebolaget LM Ericsson sponsored ADR	978,000	20,049,000
Terayon Communication Systems, Inc. (a)	262,600	14,574,300
TOTAL COMMUNICATIONS EQUIPMENT		1,886,366,589
COMPUTER SERVICES & SOFTWARE - 16.9%
Accrue Software, Inc.	50,000	1,065,625
Adobe Systems, Inc.	203,800	26,494,000
Aether Systems, Inc.	83,900	11,620,150
Amazon.com, Inc. (a)	50,000	2,075,000
Amdocs Ltd. (a)	70,000	5,000,625
Ariba, Inc.	204,600	32,198,925
Art Technology Group, Inc.	290,000	29,561,875
Be Free, Inc.	450,100	2,728,731
BEA Systems, Inc. (a)	553,000	37,638,563
BroadVision, Inc. (a)	124,200	4,284,900
Cadence Design Systems, Inc. (a)	600,000	12,750,000
Cambridge Technology Partners, Inc. (a)	484,600	2,983,319
Citrix Systems, Inc. (a)	1,157,200	25,458,400
CNET Networks, Inc. (a)	137,100	4,592,850

	Shares	Value (Note 1)
Computer Associates International, Inc.	270,000	$ 8,572,500
Computer Sciences Corp. (a)	100,000	7,906,250
Digital Insight Corp.	125,000	3,312,500
DST Systems, Inc. (a)	135,000	12,690,000
Electronic Data Systems Corp.	150,000	7,471,875
Exodus Communications, Inc. (a)	1,144,960	78,358,200
Foundry Networks, Inc.	300,000	27,918,750
InfoSpace.com, Inc. (a)	282,800	11,029,200
Internap Network Services Corp.	90,000	3,240,000
Intertrust Technologies Corp.	544,500	8,746,031
J.D. Edwards & Co. (a)	1,299,100	32,233,919
Kana Communications, Inc.	144,158	5,784,340
Legato Systems, Inc. (a)	6,500	78,813
Macromedia, Inc. (a)	150,000	10,366,406
Manugistics Group, Inc. (a)	77,500	6,800,625
Mercury Interactive Corp. (a)	125,000	15,273,438
Metasolv Software, Inc.	377,400	15,426,225
Micromuse, Inc. (a)	100,000	15,187,500
Microsoft Corp. (a)	1,118,280	78,069,923
National Instrument Corp. (a)	100,000	4,318,750
Netegrity, Inc. (a)	75,000	6,600,000
Nuance Communications, Inc.	115,000	15,136,875
Numerical Technologies, Inc.	350,000	13,693,750
OpenTV Corp.	150,000	8,325,000
Oracle Corp. (a)	825,000	75,023,438
Orbotech Ltd.	20,000	1,936,250
Phone.com, Inc. (a)	210,400	19,448,850
Polycom, Inc. (a)	149,700	16,822,538
Proxicom, Inc. (a)	375,000	9,070,313
Quest Software, Inc.	75,000	3,871,875
Rational Software Corp. (a)	100,000	12,868,750
Redback Networks, Inc. (a)	524,900	78,406,938
Siebel Systems, Inc. (a)	75,000	14,835,938
Software.com, Inc. (a)	557,800	81,194,763
Support.com, Inc.	540,200	16,754,641
Sybase, Inc. (a)	730,000	20,029,375
Synopsys, Inc. (a)	387,000	14,343,188
SynQuest, Inc.	300,000	2,353,125
Technology Solutions, Inc.	1,300,000	4,021,875
TIBCO Software, Inc.	115,000	11,722,813
Tumbleweed Communications Corp.	110,000	6,888,750
Unisys Corp. (a)	200,000	2,600,000
VeriSign, Inc. (a)	325,000	64,634,375
VERITAS Software Corp. (a)	504,000	60,763,500
Vignette Corp. (a)	4,240,680	161,675,925
WatchGuard Technologies, Inc.	124,800	6,130,800
Yahoo!, Inc. (a)	631,900	76,775,850
TOTAL COMPUTER SERVICES & SOFTWARE		1,357,167,703
COMPUTERS & OFFICE EQUIPMENT - 22.6%
Alteon Websystems, Inc.	513,600	76,012,800
Apple Computer, Inc. (a)	538,400	32,808,750
Common Stocks - continued
	Shares	Value (Note 1)
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
Avici Systems, Inc.	127,400	$ 19,086,113
Brocade Communications Systems, Inc. (a)	345,000	77,905,313
CacheFlow, Inc.	107,500	11,757,813
Compaq Computer Corp.	2,550,000	86,859,375
Dell Computer Corp. (a)	3,052,900	133,182,763
EMC Corp. (a)	3,077,800	301,624,400
Extended Systems, Inc. (a)	155,000	7,110,625
Extreme Networks, Inc. (a)	250,000	23,265,625
Gateway, Inc. (a)	575,000	39,157,500
Hewlett-Packard Co.	476,600	57,549,450
International Business Machines Corp.	674,200	88,994,400
Juniper Networks, Inc. (a)	2,515,400	537,666,750
Lexmark International Group, Inc. Class A (a)	704,400	47,767,125
MMC Networks, Inc. (a)	100,000	12,181,250
MRV Communications, Inc. (a)	405,000	31,210,313
Network Appliance, Inc. (a)	170,000	19,890,000
Palm, Inc.	889,925	39,156,700
SanDisk Corp. (a)	77,700	6,487,950
SCI Systems, Inc. (a)	120,000	7,410,000
Seagate Technology, Inc. (a)	300,000	17,812,500
Sun Microsystems, Inc. (a)	1,120,000	142,170,000
TOTAL COMPUTERS & OFFICE EQUIPMENT		1,817,067,515
CONSUMER ELECTRONICS - 0.5%
Gemstar-TV Guide International, Inc. (a)	400,000	36,100,000
DRUGS & PHARMACEUTICALS - 0.1%
SpeechWorks International, Inc.	97,600	7,478,600
ELECTRICAL EQUIPMENT - 2.1%
Alcatel SA sponsored ADR	1,415,000	117,268,125
C&D Technologies, Inc.	50,000	2,762,500
Pinnacle Systems (a)	489,800	6,183,725
Scientific-Atlanta, Inc.	512,600	39,950,763
TOTAL ELECTRICAL EQUIPMENT		166,165,113
ELECTRONIC INSTRUMENTS - 2.3%
Agilent Technologies, Inc.	552,502	33,322,777
Applied Materials, Inc. (a)	550,000	47,471,875
KLA-Tencor Corp. (a)	775,000	50,859,375
LAM Research Corp. (a)	192,000	5,784,000
LTX Corp. (a)	297,400	7,602,288
Novellus Systems, Inc. (a)	150,000	9,234,375
Teradyne, Inc. (a)	475,000	30,785,938
TOTAL ELECTRONIC INSTRUMENTS		185,060,628
ELECTRONICS - 24.3%
Advanced Energy Industries, Inc. (a)	125,000	7,140,625

	Shares	Value (Note 1)
Advanced Micro Devices, Inc. (a)	357,000	$ 13,432,125
Altera Corp. (a)	706,000	45,757,625
Amkor Technology, Inc. (a)	190,000	6,483,750
Applied Micro Circuits Corp. (a)	165,000	33,484,688
Atmel Corp. (a)	505,400	10,108,000
Broadcom Corp. Class A (a)	85,000	21,250,000
Celestica, Inc. (sub. vtg.) (a)	50,000	3,890,588
Centillium Communications, Inc.	5,900	439,550
ChipPac, Inc.	925,000	16,881,250
Cree, Inc. (a)	1,139,030	156,901,383
Cypress Semiconductor Corp. (a)	100,000	4,943,750
Dallas Semiconductor Corp.	85,000	3,516,875
Fairchild Semiconductor International, Inc. Class A	100,000	3,975,000
Flextronics International Ltd. (a)	350,100	29,167,706
GlobeSpan, Inc. (a)	450,500	54,257,094
Hyundai Electronics Industries Co. Ltd. (a)	375,000	6,865,843
Integrated Device Technology, Inc. (a)	135,000	11,846,250
Intel Corp.	4,120,000	308,485,000
International Rectifier Corp. (a)	85,000	5,349,688
Intersil Holding Corp. Class A	100,000	5,400,000
JDS Uniphase Corp. (a)	2,073,200	258,081,017
Kyocera Corp.	31,000	5,638,125
LSI Logic Corp. (a)	1,125,000	40,429,688
Marvell Technology Group Ltd.	480,600	34,302,825
Methode Electronics, Inc. Class A	70,000	4,208,750
Micron Technology, Inc. (a)	1,271,600	103,953,300
Motorola, Inc.	1,977,600	71,317,200
National Semiconductor Corp. (a)	204,400	9,095,800
NVIDIA Corp. (a)	650,200	51,609,625
Plexus Corp. (a)	35,000	5,416,250
PMC-Sierra, Inc. (a)	495,000	116,820,000
Power-One, Inc. (a)	75,000	11,882,813
RF Micro Devices, Inc. (a)	200,000	8,925,000
Samsung Electronics Co. Ltd.	175,300	43,242,005
Sanmina Corp. (a)	221,400	26,125,200
SDL, Inc. (a)	456,500	181,373,156
Semtech Corp. (a)	31,400	3,718,938
Silicon Laboratories, Inc.	53,200	3,211,950
Solectron Corp. (a)	550,000	24,921,875
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	266,880	9,340,800
Texas Instruments, Inc.	2,428,500	162,557,719
Virage Logic Corp.	170,000	3,198,125
Vitesse Semiconductor Corp. (a)	230,000	20,426,875
TOTAL ELECTRONICS		1,949,373,826
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
ASM Lithography Holding NV (a)	300,000	11,437,500
Mattson Technology, Inc. (a)	115,400	2,524,375
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
PRI Automation, Inc. (a)	100,000	$ 5,162,500
Varian Semiconductor Equipment Associates, Inc. (a)	130,000	7,426,250
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		26,550,625
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Pinnacle Holdings, Inc. (a)	135,000	5,433,750
SERVICES - 0.1%
Diamond Technology Partners, Inc. Class A (a)	82,700	5,277,294
eLoyalty Corp.	215,000	2,929,375
Media Metrix, Inc. (a)	96,000	2,376,000
Per-Se Technologies, Inc. warrants 7/8/03 (a)	3,258	0
TOTAL SERVICES		10,582,669
TELEPHONE SERVICES - 0.0%
TeraBeam Networks (e)	23,600	88,500
TOTAL COMMON STOCKS (Cost $5,297,572,764)		7,596,445,625
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)		Principal Amount
COMPUTER SERVICES & SOFTWARE - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (d) (Cost $1,750,000)	-	$ 1,750,000	2,047,500
Cash Equivalents - 9.1%
	Shares
Fidelity Cash Central Fund, 6.59% (b)	441,150,804	441,150,804
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	286,445,300	286,445,300
TOTAL CASH EQUIVALENTS (Cost $727,596,104)		727,596,104
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $6,026,918,868)	8,326,089,229
NET OTHER ASSETS - (3.8)%	(302,128,708)
NET ASSETS - 100%	$ 8,023,960,521
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,047,500 or 0.0% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Networks	4/7/00	$ 88,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $4,204,012,914 and $3,490,415,639, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $82,028 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $88,500 or 0.0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $287,121,613. The fund received cash collateral of $286,445,300 which was invested in cash equivalents.

Transactions during the period with companies which are or were affiliates are as follows:
	Purchases	Sales	Dividend	Value
Affiliate	Cost	Cost	Income
Peak International Ltd	$ -	$ -	$ -	$ 6,089,938
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	90.0%
Canada	5.9
France	1.5
Others (individually less than 1%)	2.6
100.0%
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $6,045,479,524. Net unrealized appreciation aggregated $2,280,609,705, of which $2,621,857,287 related to appreciated investment securities and $341,247,582 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Technology Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $6,026,918,868) - See accompanying schedule		$ 8,326,089,229
Receivable for investments sold		79,369,303
Receivable for fund shares sold		14,711,727
Dividends receivable		455,861
Interest receivable		2,512,688
Redemption fees receivable		10,250
Other receivables		345,569
Total assets		8,423,494,627
Liabilities
Payable for investments purchased	$ 91,034,069
Payable for fund shares redeemed	16,270,126
Accrued management fee	3,512,070
Other payables and accrued expenses	2,272,541
Collateral on securities loaned, at value	286,445,300
Total liabilities		399,534,106
Net Assets		$ 8,023,960,521
Net Assets consist of:
Paid in capital		$ 5,113,043,923
Accumulated net investment (loss)		(16,404,036)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		628,149,411
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,299,171,223
Net Assets, for 45,163,672 shares outstanding		$ 8,023,960,521
Net Asset Value and redemption price per share ($8,023,960,521 ÷ 45,163,672 shares)		$177.66
Maximum offering price per share (100/97.00 of $177.66)		$183.15

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 2,413,593
Interest		14,087,315
Security lending		816,598
Total income		17,317,506
Expenses
Management fee	$ 21,096,290
Transfer agent fees	11,428,351
Accounting and security lending fees	729,493
Non-interested trustees' compensation	12,227
Custodian fees and expenses	126,276
Registration fees	623,277
Audit	48,159
Legal	13,908
Miscellaneous	387
Total expenses before reductions	34,078,368
Expense reductions	(356,826)	33,721,542
Net investment income (loss)		(16,404,036)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	658,708,858
Foreign currency transactions	28,478	658,737,336
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,120,964,406)
Assets and liabilities in foreign currencies	11,390	(1,120,953,016)
Net gain (loss)		(462,215,680)
Net increase (decrease) in net assets resulting from operations		$ (478,619,716)
Other Information
Sales charges paid to FDC		$ 21,082,952
Deferred sales charges withheld by FDC		$ 28,987
Exchange fees withheld by FSC		$ 83,610
Expense reductions
Directed brokerage arrangements		$ 318,488
Custodian credits		4,799
Transfer agent credits		33,539
		$ 356,826

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Technology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (16,404,036)	$ (10,064,518)
Net realized gain (loss)	658,737,336	770,063,599
Change in net unrealized appreciation (depreciation)	(1,120,953,016)	3,216,728,716
Net increase (decrease) in net assets resulting from operations	(478,619,716)	3,976,727,797
Distributions to shareholders from net realized gains	(407,299,911)	(459,113,578)
Share transactions Net proceeds from sales of shares	2,686,036,280	4,214,973,000
Reinvestment of distributions	395,186,139	444,041,082
Cost of shares redeemed	(2,095,848,897)	(1,626,839,777)
Net increase (decrease) in net assets resulting from share transactions	985,373,522	3,032,174,305
Redemption fees	4,555,782	3,014,809
Total increase (decrease) in net assets	104,009,677	6,552,803,333
Net Assets
Beginning of period	7,919,950,844	1,367,147,511
End of period (including accumulated net investment loss of $16,404,036 and $0, respectively)	$ 8,023,960,521	$ 7,919,950,844
Other Information Shares
Sold	15,211,402	33,612,582
Issued in reinvestment of distributions	2,247,761	4,064,032
Redeemed	(12,718,985)	(13,784,852)
Net increase (decrease)	4,740,178	23,891,762

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 G	1999	1998	1997	1996 G
Net asset value, beginning of period	$ 195.92	$ 82.70	$ 53.13	$ 57.70	$ 54.67	$ 42.05
Income from Investment Operations
Net investment income (loss) D	(.37)	(.40) E	(.34)	(.25)	(.39)	(.28)
Net realized and unrealized gain (loss)	(8.53)	133.30	29.79	11.29	6.95	20.83
Total from investment operations	(8.90)	132.90	29.45	11.04	6.56	20.55
Less Distributions
From net realized gain	(9.46)	(19.80)	-	(12.39)	(3.68)	(8.05)
In excess of net realized gain	-	-	-	(3.30)	-	-
Total distributions	(9.46)	(19.80)	-	(15.69)	(3.68)	(8.05)
Redemption fees added to paid in capital	.10	.12	.12	.08	.15	.12
Net asset value, end of period	$ 177.66	$ 195.92	$ 82.70	$ 53.13	$ 57.70	$ 54.67
Total Return B, C	(4.44)%	184.11%	55.66%	24.92%	12.64%	50.71%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,023,961	$ 7,919,951	$ 1,367,148	$ 691,924	$ 478,444	$ 483,026
Ratio of expenses to average net assets	.90% A	1.05%	1.24%	1.38%	1.49%	1.40%
Ratio of expenses to average net assets after expense reductions	.90% A	1.04% F	1.20% F	1.30% F	1.44% F	1.39% F
Ratio of net investment income (loss) to average net assets	(.44)% A	(.34)%	(.54)%	(.45)%	(.72)%	(.52)%
Portfolio turnover rate	98% A	210%	339%	556%	549%	112%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.07 per share. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Natural Gas Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Life of fund
Select Natural Gas	46.81%	42.14%	137.51%	143.66%
Select Natural Gas (load adj.)	42.34%	37.80%	130.31%	136.28%
S&P 500	11.73%	16.32%	193.58%	297.35%
GS Utilities	-6.15%	8.07%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 21, 1993. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 141 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Life of fund
Select Natural Gas	42.14%	18.89%	12.85%
Select Natural Gas (load adj.)	37.80%	18.16%	12.38%
S&P 500	16.32%	24.04%	20.60%
GS Utilities	8.07%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on April 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $23,628 - a 136.28% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $39,735 - a 297.35% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Duke Energy Corp.	5.5
The Coastal Corp.	5.3
Anadarko Petroleum Corp.	4.3
Williams Companies, Inc.	3.6
Kinder Morgan, Inc.	3.4
Apache Corp.	3.2
Devon Energy Corp.	3.1
Enron Corp.	3.1
Dynegy, Inc. Class A	3.0
Burlington Resources, Inc.	2.9
37.4

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Natural Gas Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Christian Zann,
Portfolio Manager
of Fidelity Select
Natural Gas Portfolio

Q. How did the fund perform, Christian?

A. It did very well. For the six months that ended August 31, 2000, the fund returned 46.81%, far surpassing the -6.15% return of the Goldman Sachs Utilities Index - an index of 141 stocks designed to measure the performance of companies in the utilities sector. The fund also beat the Standard & Poor's 500 Index, which returned 11.73% during the same period. For the 12 months that ended August 31, 2000, the fund's return was 42.14%, compared with 8.07% and 16.32% for the Goldman Sachs index and the S&P 500, respectively.

Q. What factors enabled the fund to outperform the indexes by such wide margins?

A. Healthy demand and limited supplies of natural gas and crude oil continued to drive the prices of those two commodities higher, boosting the share prices of companies positioned to benefit from that scenario. In the case of gas, higher prices led to a dramatic increase in the number of rigs used to drill for gas, but production did not increase proportionately. With supplies of natural gas near five-year lows, prices surged from around $2.75 per thousand cubic feet at the beginning of the period to approximately $4.75 per thousand cubic feet by the end of August. On the crude oil side, effective production curbs by the Organization of Petroleum Exporting Countries (OPEC) and robust worldwide demand kept oil prices high. Although there were two modest production hikes by OPEC during the period, these increases did little to alleviate the tightness in crude oil supplies, which hovered near 24-year lows. The Goldman Sachs index, on the other hand, contains a greater exposure to electric and gas utilities, which normally do not benefit from increases in commodity prices. The S&P 500's positive but more restrained performance reflected a fundamentally favorable economic backdrop that was tempered by rising interest rates and a spring correction in technology stocks.

Q. How was the fund positioned during the period?

A. I continued to overweight gas and oil exploration and production (E&P) companies since they tend to benefit most from rising energy prices. Gas pipeline companies were another area of emphasis because of the worldwide trend toward natural gas as the fuel of choice for new power plants. Finally, I continued to overweight independent power producers (IPPs) because they were favorably positioned to exploit the power shortages that existed in many areas. On the other hand, I underweighted utilities and integrated energy companies because of their lower sensitivity to changes in gas and oil prices.

Q. What stocks helped the fund's performance?

A. Coastal, one of the fund's largest holdings, helped performance the most. The company has a sizable gas exposure, but another factor driving the stock was a takeover bid by El Paso Energy. Burlington Resources, Anadarko Petroleum and Apache all are E&P companies that benefited from higher energy prices. Calpine, an IPP, continued to see robust earnings growth stemming from the company's existing operations and its new plants that recently came on line. Vastar was purchased by BP Amoco, which lifted the former's stock, while Santa Fe Snyder benefited from being acquired by Devon Energy.

Q. What stocks detracted from performance?

A. Independent Energy, a U.K. power company, encountered billing problems arising from the company's extremely rapid growth. I sold the stock. Nuevo Energy suffered from investor disenchantment when the company reduced production estimates.

Q. What's your outlook, Christian?

A. In the short term, gas prices should be determined by how quickly production increases in response to higher prices. Historically, a significant surge in rig activity has led to meaningful production increases, but there is no easy way to gauge when those increases will occur. What kind of winter we have also will be important because a cold winter could significantly increase demand for both natural gas and heating oil. Although energy prices tend to be cyclical in nature, we should keep in mind that there is a long-term trend toward gas-fired power plants - and away from coal and oil - a bullish factor for natural gas prices. In the oil market, we will have to see how supply and demand respond to higher prices and carefully monitor OPEC's activities.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: April 21, 1993

Fund number: 513

Trading symbol: FSNGX

Size: as of August 31, 2000, more than $264 million

Manager: Christian Zann, since 1999; analyst, oil and natural gas companies, since 1999; analyst, retail and consumer products companies, 1996-1999; joined Fidelity in 1996

3

Semiannual Report

Natural Gas Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value (Note 1)
ELECTRIC UTILITY - 10.0%
AES Corp. (a)	39,600	$ 2,524,500
Calpine Corp. (a)	38,200	3,781,800
CMS Energy Corp.	3	78
Dominion Resources, Inc.	73,000	3,869,000
Duke Energy Corp.	194,000	14,513,619
Entergy Corp.	51,600	1,570,575
NRG Energy, Inc.	8,000	210,000
TOTAL ELECTRIC UTILITY		26,469,572
ENERGY SERVICES - 18.3%
Diamond Offshore Drilling, Inc.	11,400	510,863
ENSCO International, Inc.	120,600	4,808,925
Ensign Resource Service Group, Inc.	1,800	62,324
Global Industries Ltd. (a)	1,900	23,631
Global Marine, Inc. (a)	103,000	3,328,188
Helmerich & Payne, Inc.	27,800	1,026,863
Marine Drilling Companies, Inc. (a)	200,000	5,437,500
Nabors Industries, Inc. (a)	135,577	6,448,381
Noble Drilling Corp. (a)	106,200	5,150,700
Patterson Energy, Inc. (a)	16,400	514,550
Precision Drilling Corp. (a)	57,200	1,947,482
Pride International, Inc. (a)	32,100	790,463
R&B Falcon Corp. (a)	82,000	2,337,000
Rowan Companies, Inc. (a)	71,300	2,210,300
Santa Fe International Corp.	133,100	5,232,494
Transocean Sedco Forex, Inc.	108,100	6,458,975
Varco International, Inc. (a)	110,500	2,230,719
TOTAL ENERGY SERVICES		48,519,358
GAS - 20.6%
Columbia Energy Group	25,200	1,768,725
Dynegy, Inc. Class A	176,182	7,928,190
El Paso Energy Corp.	32,200	1,875,650
Enbridge, Inc.	96,000	2,205,097
Energen Corp.	73,600	1,909,000
Enron Corp.	97,200	8,249,850
Equitable Resources, Inc.	59,700	3,361,856
Kinder Morgan, Inc.	242,700	8,934,394
MDU Resources Group, Inc.	55,500	1,387,500
Mitchell Energy & Development Corp. Class A	22,300	892,000
National Fuel Gas Co.	23,400	1,227,038
New Jersey Resources Corp.	15,500	620,000
Northwest Natural Gas Co.	22,900	526,700
ONEOK, Inc.	10,900	348,119
Questar Corp.	44,000	954,250
Southern Union Co.	11,100	199,106
TransCanada Pipelines Ltd.	218,600	2,124,349

	Shares	Value (Note 1)
Westcoast Energy, Inc.	27,800	$ 538,430
Williams Companies, Inc.	203,360	9,367,270
TOTAL GAS		54,417,524
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
Active Power, Inc.	22,100	1,552,525
OIL & GAS - 42.3%
Alberta Energy Co. Ltd.	144,767	5,332,227
Anadarko Petroleum Corp.	174,470	11,474,892
Anderson Exploration Ltd. (a)	161,221	3,379,999
Apache Corp.	132,525	8,349,075
Barrett Resources Corp. (a)	50,000	1,731,250
Baytex Energy Ltd. (a)	11,800	117,880
Bonavista Petroleum Ltd. (a)	24,400	463,459
BP Amoco PLC sponsored ADR	108,138	5,974,625
Burlington Resources, Inc.	194,072	7,629,456
Cabot Oil & Gas Corp. Class A	29,000	580,000
Canada Occidental Petroleum Ltd.	124,300	3,269,052
Canadian Hunter Exploration Ltd. (a)	78,100	1,937,241
Canadian Hunter Exploration Ltd. (a)(c)	15,100	374,550
Canadian Natural Resources Ltd. (a)	82,500	2,663,099
Chevron Corp.	4,500	380,250
Comstock Resources, Inc. (a)	1,300	12,919
Crestar Energy, Inc. (a)	25,600	400,136
Cross Timbers Oil Co.	24,400	645,075
Devon Energy Corp.	142,115	8,322,610
Encal Energy Ltd. (a)	36,800	232,579
EOG Resources, Inc.	71,300	2,727,225
Forcenergy, Inc. (a)	106,800	2,583,225
Grant Prideco, Inc. (a)	108,000	2,538,000
HS Resources, Inc. (a)	22,600	716,138
Kerr-McGee Corp.	20,512	1,296,102
Louis Dreyfus Natural Gas Corp. (a)	25,400	882,650
National-Oilwell, Inc. (a)	27,200	943,500
Newfield Exploration Co. (a)	46,800	2,024,100
Noble Affiliates, Inc.	48,700	1,887,125
Nuevo Energy Co. (a)	35,100	673,481
Ocean Energy, Inc. (a)	84,300	1,280,306
Paramount Resources Ltd.	166,100	1,439,195
Patina Oil & Gas Corp.	41,700	886,125
Penn Virginia Corp.	18,400	502,550
Penn West Petroleum Ltd. (a)	84,000	1,997,961
Pioneer Natural Resources Co. (a)	47,700	661,838
Plains Resources, Inc. (a)	45,400	805,850
Pogo Producing Co.	22,700	610,063
Purcell Energy Ltd. (a)	172,500	441,947
Rio Alto Exploration Ltd. (a)	155,900	3,104,227
Talisman Energy, Inc. (a)	81,400	2,735,460
The Coastal Corp.	202,570	13,952,009
Tom Brown, Inc. (a)	15,200	330,600
TotalFinaElf SA sponsored ADR	11,100	826,950
Common Stocks - continued
	Shares	Value (Note 1)
OIL & GAS - CONTINUED
Unocal Corp.	71,200	$ 2,376,300
Western Gas Resources, Inc.	21,701	476,066
TOTAL OIL & GAS		111,969,367
SHIP BUILDING & REPAIR - 0.2%
Dril-Quip, Inc. (a)	13,700	622,494
TOTAL COMMON STOCKS (Cost $195,961,251)		243,550,840
Cash Equivalents - 14.7%

Fidelity Cash Central Fund, 6.59% (b)	28,655,437	28,655,437
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	10,098,000	10,098,000
TOTAL CASH EQUIVALENTS (Cost $38,753,437)		38,753,437
TOTAL INVESTMENT PORTFOLIO - 106.7% (Cost $234,714,688)	282,304,277
NET OTHER ASSETS - (6.7)%	(17,607,905)
NET ASSETS - 100%	$ 264,696,372
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $374,550 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $191,026,432 and $41,058,798, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $17,360 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $10,062,810. The fund received cash collateral of $10,098,000 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.4%
Canada	13.0
United Kingdom	2.3
Others (individually less than 1%)	0.3
100.0%
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $235,609,201. Net unrealized appreciation aggregated $46,695,076, of which $49,188,531 related to appreciated investment securities and $2,493,455 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Natural Gas Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $234,714,688) - See accompanying schedule		$ 282,304,277
Receivable for fund shares sold		6,133,825
Dividends receivable		254,967
Interest receivable		110,871
Redemption fees receivable		9,979
Other receivables		2,257
Total assets		288,816,176
Liabilities
Payable for investments purchased	$ 11,652,803
Payable for fund shares redeemed	2,157,631
Accrued management fee	97,310
Other payables and accrued expenses	114,060
Collateral on securities loaned, at value	10,098,000
Total liabilities		24,119,804
Net Assets		$ 264,696,372
Net Assets consist of:
Paid in capital		$ 214,502,341
Undistributed net investment income		239,645
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,366,875
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		47,587,511
Net Assets, for 11,900,839 shares outstanding		$ 264,696,372
Net Asset Value and redemption price per share ($264,696,372 ÷ 11,900,839 shares)		$22.24
Maximum offering price per share (100/97.00 of $22.24)		$22.93

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 684,179
Interest		358,728
Security lending		8,906
Total income		1,051,813
Expenses
Management fee	$ 382,394
Transfer agent fees	308,337
Accounting and security lending fees	46,189
Non-interested trustees' compensation	172
Custodian fees and expenses	11,955
Registration fees	88,128
Audit	8,100
Legal	126
Miscellaneous	32
Total expenses before reductions	845,433
Expense reductions	(33,263)	812,170
Net investment income		239,643
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,531,118
Foreign currency transactions	957	2,532,075
Change in net unrealized appreciation (depreciation) on:
Investment securities	39,284,533
Assets and liabilities in foreign currencies	(2,059)	39,282,474
Net gain (loss)		41,814,549
Net increase (decrease) in net assets resulting from operations		$ 42,054,192
Other Information
Sales charges paid to FDC		$ 939,012
Deferred sales charges withheld by FDC		$ 580
Exchange fees withheld by FSC		$ 4,275
Expense reductions
Directed brokerage arrangements		$ 31,234
Custodian credits		1,102
Transfer agent credits		927
		$ 33,263

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Natural Gas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income	$ 239,643	$ 19,749
Net realized gain (loss)	2,532,075	5,626,952
Change in net unrealized appreciation (depreciation)	39,282,474	10,320,785
Net increase (decrease) in net assets resulting from operations	42,054,192	15,967,486
Distributions to shareholders
From net investment income	-	(330,540)
From net realized gain	(305,744)	-
Total distributions	(305,744)	(330,540)
Share transactions Net proceeds from sales of shares	268,548,057	78,842,639
Reinvestment of distributions	289,997	314,409
Cost of shares redeemed	(100,107,300)	(77,779,879)
Net increase (decrease) in net assets resulting from share transactions	168,730,754	1,377,169
Redemption fees	240,790	133,839
Total increase (decrease) in net assets	210,719,992	17,147,954
Net Assets
Beginning of period	53,976,380	36,828,426
End of period (including undistributed net investment income of $239,645 and $9,147, respectively)	$ 264,696,372	$ 53,976,380
Other Information Shares
Sold	13,508,512	5,386,067
Issued in reinvestment of distributions	16,831	26,049
Redeemed	(5,172,320)	(5,342,363)
Net increase (decrease)	8,353,023	69,753

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 G	1999	1998	1997	1996 G
Net asset value, beginning of period	$ 15.21	$ 10.59	$ 13.22	$ 12.50	$ 11.36	$ 8.98
Income from Investment Operations
Net investment income (loss) D	.03	.00	.12 E	(.05)	(.06)	.05
Net realized and unrealized gain (loss)	7.04	4.68	(2.68)	1.06	1.30	2.36
Total from investment operations	7.07	4.68	(2.56)	1.01	1.24	2.41
Less Distributions
From net investment income	-	(.09)	(.10)	-	(.01)	(.05)
From net realized gain	(.07)	-	-	(.30)	(.29)	-
In excess of net realized gain	-	-	-	(.03)	-	-
Total distributions	(.07)	(.09)	(.10)	(.33)	(.30)	(.05)
Redemption fees added to paid in capital	.03	.03	.03	.04	.20	.02
Net asset value, end of period	$ 22.24	$ 15.21	$ 10.59	$ 13.22	$ 12.50	$ 11.36
Total Return B, C	46.81%	44.70%	(19.17)%	8.74%	12.45%	27.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 264,696	$ 53,976	$ 36,828	$ 59,866	$ 81,566	$ 60,228
Ratio of expenses to average net assets	1.23% A	1.42%	1.57%	1.82%	1.70%	1.68%
Ratio of expenses to average net assets after expense reductions	1.19% A, F	1.39% F	1.52% F	1.78% F	1.66% F	1.67% F
Ratio of net investment income (loss) to average net assets	.35% A	.03%	.93%	(.37)%	(.46)%	.46%
Portfolio turnover rate	63% A	85%	107%	118%	283%	79%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.10 per share. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Telecommunications Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Telecommunications	-15.23%	34.63%	209.34%	751.11%
Select Telecommunications (load adj.)	-17.84%	30.52%	199.99%	725.51%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Utilities	-6.15%	8.07%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 141 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Telecommunications	34.63%	25.34%	23.88%
Select Telecommunications (load adj.)	30.52%	24.57%	23.50%
S&P 500	16.32%	24.04%	19.49%
GS Utilities	8.07%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Telecommunications Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $82,551 - a 725.51% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Sprint Corp. - PCS Group Series 1	9.5
Nextel Communications, Inc. Class A	8.5
Nortel Networks Corp.	6.2
SDL, Inc.	6.2
Qwest Communications International, Inc.	5.8
VoiceStream Wireless Corp.	5.5
Exodus Communications, Inc.	5.5
China Mobile (Hong Kong) Ltd.	4.3
Juniper Networks, Inc.	3.7
Level 3 Communications, Inc.	3.5
58.7

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Telecommunications Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Peter Saperstone,
Portfolio Manager
of Fidelity Select Telecommunications Portfolio

Q. How did the fund perform, Peter?

A. It was a disappointing period. For the six months that ended August 31, 2000, the fund returned -15.23%, compared to -6.15% for the Goldman Sachs Utilities Index - an index of 141 stocks designed to measure the performance of companies in the utilities sector. The fund also trailed the 11.73% return of the Standard & Poor's 500 Index during the same period. For the 12 months that ended August 31, 2000, the fund returned 34.63%, well ahead of the 8.07% and 16.32% marks posted by the Goldman Sachs index and the S&P 500, respectively.

Q. Why did the fund trail the two indexes during the
six-month period?

A. More intense competition in the telecommunications services market - especially among companies that deliver their services through telephone lines - led to underperformance in those stocks, which made up a larger portion of the fund than of the Goldman Sachs index. In addition, wireless stocks, which served the fund extremely well in the past, got ahead of themselves, retreating substantially during the spring correction in technology stocks. Furthermore, the Goldman Sachs index includes defensive stocks such as electric and gas utilities, which firmed when investors looked for safer places to put their money as a result of the market's volatility. In contrast, the fund owned no utilities during the period. In the case of the broadly based S&P 500, its performance edge was due to strength in some sectors, such as financial services, in which the fund had no investments.

Q. Did the recent weakness cause you to reconsider the fund's basic composition?

A. Not at all. The areas I overweighted remained the market segments with the best growth prospects, in my opinion. For example, although there were short-term fluctuations in the demand for cellular phones, it's important to remember that by the end of 2000, the estimated penetration of wireless voice technology in the U.S. will still be only about 38%, compared to nearly 60% in Europe. That leaves lots of room for growth.

Q. What stocks performed well for the fund?

A. Nortel Networks was the best contributor, benefiting from continued strong growth in the demand for switching devices and other equipment used to build the infrastructure of the Internet and fiber-optic telephone networks. Also boosting performance was Exodus Communications, a provider of Web-hosting capabilities for Internet service providers. Exodus exemplified investors' preference for business-to-business Internet plays over business-to-consumer investments. Broadband provider Qwest Communications acquired telephone company U.S. West, causing the stock of the combined company to firm in response to its increased market share and more favorable prospects for revenue and earnings growth. SBC Communications, a regional Bell operating company, strengthened when the Justice Department recommended that the company be allowed to offer long-distance service in Texas, potentially clearing the way for SBC to enter the huge long-distance market.

Q. What stocks detracted from performance?

A. Qualcomm headed the list of disappointments. The stock declined sharply during the spring correction, when worries concerning licensing its CDMA (code division multiple access) wireless technology in China and South Korea came to a head. The fund did not hold Qualcomm at the end of the period. Another holding that hurt performance was Motorola, which fell after revising its second quarter earnings estimates downward, in part because of component shortages. AT&T also was a negative influence on the fund's returns, as the stock reflected increasing competitive pressures on the company's core long-distance business.

Q. What's your outlook, Peter?

A. Six months ago, after a period of stellar performance, I warned the fund's shareholders not to expect those kinds of returns on a regular basis. We have encountered what appears to be a normal correction in many of the fund's holdings, but I believe that the favorable long-term outlook for stocks in the data, wireless and competitive local exchange carrier (CLEC) segments of the market remains intact. The new technology and dramatically different regulatory environment that made these investments attractive in the past should point the way to the most dynamic earnings growth in the telecommunications sector for the foreseeable future.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Note to shareholders: Effective September 28, 2000, Tim Cohen became Portfolio Manager of Fidelity Select Telecommunications Portfolio.

Fund Facts

Start date: July 29, 1985

Fund number: 096

Trading symbol: FSTCX

Size: as of August 31, 2000, more than
$1.4 billion

Manager: Peter Saperstone, since 1998; manager, Fidelity Utilities Fund and Fidelity Advisor Utilities Growth Fund, since 1998; several Fidelity Select Portfolios, 1996-1998; joined Fidelity in 1995

3

Semiannual Report

Telecommunications Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
BROADCASTING - 1.2%
AlphaNet Telecom, Inc. (a)(c)	1,196,200	$ 8
EchoStar Communications Corp. Class A (a)	123,800	6,035,250
Metro One Telecommunications, Inc. (a)(c)	848,311	11,452,199
WorldQuest Networks, Inc.	37,100	178,544
TOTAL BROADCASTING		17,666,001
CELLULAR - 33.5%
AT&T Corp. - Wireless Group	1,705,600	44,665,400
China Mobile (Hong Kong) Ltd. (a)	8,238,000	63,535,580
China Unicom Ltd. sponsored ADR (a)	300,000	6,975,000
Crown Castle International Corp. (a)	329,400	11,426,063
Dobson Communications Corp. Class A	313,200	6,753,375
Nextel Communications, Inc. Class A (a)	2,289,400	126,918,613
SBA Communications Corp. Class A (a)	323,000	14,413,875
Sprint Corp. - PCS Group Series 1 (a)	2,800,500	140,550,090
VoiceStream Wireless Corp. (a)	730,696	82,248,969
TOTAL CELLULAR		497,486,965
COMMUNICATIONS EQUIPMENT - 11.4%
ADC Telecommunications, Inc. (a)	138,200	5,657,563
Ciena Corp. (a)	125,000	27,710,938
Comverse Technology, Inc. (a)	100,000	9,193,750
Corning, Inc.	50,000	16,396,875
Corvis Corp.	3,000	311,438
Lexent, Inc.	186,700	6,266,119
Nortel Networks Corp.	1,128,400	92,035,111
Telefonaktiebolaget LM Ericsson sponsored ADR	600,000	12,300,000
TOTAL COMMUNICATIONS EQUIPMENT		169,871,794
COMPUTER SERVICES & SOFTWARE - 9.4%
Covad Communications Group, Inc. (a)	811,400	13,235,963
Exodus Communications, Inc. (a)	1,200,000	82,125,000
InfoSpace.com, Inc. (a)	400,000	15,600,000
Polycom, Inc. (a)	100,000	11,237,500
Yahoo!, Inc. (a)	150,000	18,225,000
TOTAL COMPUTER SERVICES & SOFTWARE		140,423,463
COMPUTERS & OFFICE EQUIPMENT - 3.7%
Juniper Networks, Inc. (a)	260,400	55,660,500
ELECTRICAL EQUIPMENT - 1.7%
Alcatel SA sponsored ADR	150,000	12,431,250
Globecomm Systems, Inc. (a)	539,600	5,665,800
Powerwave Technologies, Inc. (a)	140,200	6,747,125
TOTAL ELECTRICAL EQUIPMENT		24,844,175

	Shares	Value (Note 1)
ELECTRONICS - 12.3%
GlobeSpan, Inc. (a)	150,000	$ 18,065,625
Motorola, Inc.	1,050,000	37,865,625
Samsung Electronics Co. Ltd.	141,000	34,781,076
SDL, Inc. (a)	230,000	91,381,875
TOTAL ELECTRONICS		182,094,201
METALS & MINING - 0.1%
Tycom Ltd.	27,800	1,157,175
REAL ESTATE INVESTMENT TRUSTS - 3.5%
Pinnacle Holdings, Inc. (a)	1,285,000	51,721,250
SERVICES - 0.3%
Universal Access, Inc.	242,000	3,826,625
TELEPHONE SERVICES - 19.3%
Alaska Communication Systems Group, Inc.	218,300	1,766,866
Allegiance Telecom, Inc. (a)	143,390	7,142,614
AT&T Corp.	699,992	22,049,748
BellSouth Corp.	271,500	10,130,344
Global Crossing Ltd. (a)	1,000,045	30,063,853
Level 3 Communications, Inc. (a)	600,000	52,340,625
McLeodUSA, Inc. Class A (a)	614,100	9,710,456
Metromedia Fiber Network, Inc. Class A (a)	753,900	30,108,881
Qwest Communications International, Inc. (a)	1,668,444	86,133,421
SBC Communications, Inc.	315,700	13,180,475
TeraBeam Networks (d)	5,600	21,000
Time Warner Telecom, Inc. Class A (a)	224,300	14,565,481
TRICOM SA sponsored ADR (a)	246,800	3,933,375
Z-Tel Technologies, Inc.	650,200	5,282,875
TOTAL TELEPHONE SERVICES		286,430,014
TOTAL COMMON STOCKS (Cost $1,268,275,634)		1,431,182,163
Cash Equivalents - 13.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.59% (b)	58,034,418	$ 58,034,418
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	137,810,000	137,810,000
TOTAL CASH EQUIVALENTS (Cost $195,844,418)		195,844,418
TOTAL INVESTMENT PORTFOLIO - 109.6% (Cost $1,464,120,052)		1,627,026,581
NET OTHER ASSETS - (9.6)%		(142,090,270)
NET ASSETS - 100%		$ 1,484,936,311
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Networks	4/7/00	$ 21,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,631,896,725 and $2,713,408,854, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $66,821 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $21,000 or 0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $137,128,575. The fund received cash collateral of $137,810,000 which was invested in cash equivalents.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $12,384,000. The weighted average interest rate was 5.92%.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.7%
Canada	6.2
Hong Kong	4.8
Korea (South)	2.3
Bermuda	2.1
Others (individually less than 1%)	1.9
100.0%

Transactions during the period with companies which are or were affiliates are as follows:

	Purchases	Sales	Dividend	Value
Affiliate	Cost	Cost	Income
AlphaNet Telecom, Inc.	$-	$-	$-	$8
California Ampliphier, Inc.	-	961,631	-	-
Metro One Telecommunications, Inc.	-	2,997,046	-	1,452,199
Totals		$$3,958,677	$-	$11,452,207
Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,489,655,927. Net unrealized appreciation aggregated $137,370,654, of which $258,793,119 related to appreciated investment securities and $121,422,465 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Telecommunications Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $1,464,120,052) - See accompanying schedule		$ 1,627,026,581
Receivable for investments sold		838,929
Receivable for fund shares sold		1,620,484
Dividends receivable		28,489
Interest receivable		448,074
Redemption fees receivable		1,929
Other receivables		69,603
Total assets		1,630,034,089
Liabilities
Payable for fund shares redeemed	$ 6,088,884
Accrued management fee	699,190
Other payables and accrued expenses	499,704
Collateral on securities loaned, at value	137,810,000
Total liabilities		145,097,778
Net Assets		$ 1,484,936,311
Net Assets consist of:
Paid in capital		$ 1,176,831,837
Accumulated net investment (loss)		(1,616,996)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		146,816,330
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		162,905,140
Net Assets, for 19,008,760 shares outstanding		$ 1,484,936,311
Net Asset Value and redemption price per share ($1,484,936,311 ÷ 19,008,760 shares)		$78.12
Maximum offering price per share (100/97.00 of $78.12)		$80.54

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 3,183,674
Interest		2,323,968
Security lending		915,318
Total income		6,422,960
Expenses
Management fee	$ 4,727,185
Transfer agent fees	3,115,219
Accounting and security lending fees	403,227
Non-interested trustees' compensation	2,542
Custodian fees and expenses	68,235
Registration fees	83,740
Audit	22,657
Legal	3,327
Interest	2,036
Miscellaneous	207
Total expenses before reductions	8,428,375
Expense reductions	(388,419)	8,039,956
Net investment income (loss)		(1,616,996)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain of $713,740 on sales of investments in affiliated issuers)	152,471,384
Foreign currency transactions	30,275	152,501,659
Change in net unrealized appreciation (depreciation) on:
Investment securities	(452,342,229)
Assets and liabilities in foreign currencies	(612)	(452,342,841)
Net gain (loss)		(299,841,182)
Net increase (decrease) in net assets resulting from operations		$ (301,458,178)
Other Information Sales charges paid to FDC		$ 2,633,286
Deferred sales charges withheld by FDC		$ 7,741
Exchange fees withheld by FSC		$ 26,085
Expense reductions Directed brokerage arrangements		$ 378,747
Custodian credits		3,455
Transfer agent credits		6,217
		$ 388,419

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income (loss)	$ (1,616,996)	$ (1,807,753)
Net realized gain (loss)	152,501,659	341,350,270
Change in net unrealized appreciation (depreciation)	(452,342,841)	428,705,277
Net increase (decrease) in net assets resulting from operations	(301,458,178)	768,247,794
Distributions to shareholders from net realized gains	(163,876,178)	(158,958,797)
Share transactions Net proceeds from sales of shares	305,473,307	805,565,488
Reinvestment of distributions	158,049,642	152,949,500
Cost of shares redeemed	(401,905,097)	(504,407,282)
Net increase (decrease) in net assets resulting from share transactions	61,617,852	454,107,706
Redemption fees	435,374	645,425
Total increase (decrease) in net assets	(403,281,130)	1,064,042,128
Net Assets
Beginning of period	1,888,217,441	824,175,313
End of period (including accumulated net investment loss of $1,616,996 and $0, respectively)	$ 1,484,936,311	$ 1,888,217,441
Other Information Shares
Sold	3,387,335	9,915,113
Issued in reinvestment of distributions	1,740,994	1,909,440
Redeemed	(4,838,809)	(6,431,551)
Net increase (decrease)	289,520	5,393,002

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 G	1999	1998	1997	1996 G
Net asset value, beginning of period	$ 100.87	$ 61.85	$ 53.37	$ 41.80	$ 44.87	$ 38.34
Income from Investment Operations
Net investment income (loss) D	(.08)	(.12)	(.06)	(.25)	.12 E	.51
Net realized and unrealized gain (loss)	(14.10)	49.58	11.43	18.20	2.92	9.15
Total from investment operations	(14.18)	49.46	11.37	17.95	3.04	9.66
Less Distributions
From net investment income	-	-	-	-	(.16)	(.39)
From net realized gain	(8.59)	(10.48)	(2.96)	(6.44)	(5.98)	(2.75)
Total distributions	(8.59)	(10.48)	(2.96)	(6.44)	(6.14)	(3.14)
Redemption fees added to paid in capital	.02	.04	.07	.06	.03	.01
Net asset value, end of period	$ 78.12	$ 100.87	$ 61.85	$ 53.37	$ 41.80	$ 44.87
Total Return B, C	(15.23)%	84.89%	22.21%	46.52%	7.85%	25.79%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,484,936	$ 1,888,217	$ 824,175	$ 643,449	$ 388,535	$ 468,300
Ratio of expenses to average net assets	1.00% A	1.12%	1.27%	1.51%	1.51%	1.52%
Ratio of expenses to average net assets after expense reductions	.95% A, F	1.09% F	1.25% F	1.48% F	1.47% F	1.52%
Ratio of net investment income (loss) to average net assets	(.19)% A	(.15)%	(.11)%	(.53)%	.27%	1.17%
Portfolio turnover rate	329% A	173%	150%	157%	175%	89%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.07 per share. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Utilities Growth Portfolio
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 long-term trading fee for shares held 30 days or more. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Utilities Growth	4.22%	21.10%	222.50%	483.27%
Select Utilities Growth (load adj.)	1.02%	17.40%	212.76%	465.70%
S&P 500	11.73%	16.32%	193.58%	493.54%
GS Utilities	-6.15%	8.07%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 141 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Utilities Growth	21.10%	26.39%	19.29%
Select Utilities Growth (load adj.)	17.40%	25.61%	18.92%
S&P 500	16.32%	24.04%	19.49%
GS Utilities	8.07%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on August 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2000, the value of the investment would have grown to $56,570 - a 465.70% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,354 - a 493.54% increase.

Investment Summary

Top Ten Stocks as of August 31, 2000
% of fund's net assets
Calpine Corp.	7.7
Qwest Communications International, Inc.	7.5
AES Corp.	6.5
Dynegy, Inc. Class A	6.0
SBC Communications, Inc.	4.7
WorldCom, Inc.	4.3
Sprint Corp. - PCS Group Series 1	4.2
Nortel Networks Corp.	4.1
Nextel Communications, Inc. Class A	3.8
AT&T Corp.	3.1
51.9

Top Industries as of August 31, 2000

% of fund's net assets

Semiannual Report

Utilities Growth Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Roth,
Portfolio Manager
of Fidelity Select
Utilities Growth Portfolio

Q. How did the fund perform, John?

A. The fund's performance versus its benchmarks was mixed. For the six months that ended August 31, 2000, the fund returned 4.22%, bettering the -6.15% mark posted by the Goldman Sachs Utilities Index - an index of 141 stocks designed to measure the performance of companies in the utilities sector. However, the fund trailed the 11.73% return of the Standard & Poor's 500 Index during the same period. For the 12 months that ended August 31, 2000, the fund returned 21.10%, beating the 8.07% and 16.32% returns of the Goldman Sachs index and the S&P 500, respectively.

Q. Why did the fund beat the Goldman Sachs index but trail the S&P 500 during the six-month period?

A. The fund's overweighting of independent power producers (IPPs) helped it relative to the Goldman Sachs index, as IPPs continued to benefit from their ability to meet the demand for additional power in certain areas of the country. Compared with the Goldman Sachs index, the fund also underweighted long-distance telephone service companies and regional Bell operating companies (RBOCs), both of which performed poorly during the period. However, compared with the S&P 500, the fund had a heavier weighting of telecommunications investments, which exerted a drag on its performance relative to that index.

Q. How did you position the fund during the period?

A. I added to the fund's IPP holdings. Over the summer, power shortages in California were so severe that power prices doubled and, in some cases, tripled over what they had been during the previous summer. Because of their flexibility and entrepreneurial mindset, IPPs were in the best position to benefit from those shortages. In addition, I increased the fund's weighting of electric utilities, which rallied in part because they were perceived as relatively safe investments during the increased volatility experienced by stocks in the spring. Furthermore, some traditional electric utilities have IPP subsidiaries that performed well during the period. To fund these purchases, I decreased the fund's exposure to RBOCs, long-distance service providers and competitive local exchange carriers (CLECs).

Q. What stocks did well for the fund?

A. Two IPPs, Calpine and AES, once again made substantial contributions to the fund's returns for the reasons mentioned earlier. While Calpine is primarily a domestic play, AES is a global company positioned to benefit from the trend toward increasing privatization abroad. Dynegy, a diversified power company, has interests in power generation, natural gas processing, and gas and power trading. On the telecom side, Nortel Networks was a strong performer, boosted by continued strong demand for optical switching components and other equipment necessary for telephone system upgrades and Internet expansion.

Q. What stocks detracted from performance?

A. AT&T and Sprint both suffered from concerns about decreased pricing power and slowing revenue growth in the long-distance market. McLeodUSA, a CLEC that was one of the fund's strongest performers six months ago, retreated on worries over lower access rates paid to the company by long-distance providers for use of its network. There also were concerns about the ability of CLECs to continue funding their growth by borrowing money in the high-yield market.

Q. What's your outlook, John?

A. With only about 60% of the U.S. population living in states that have passed legislation or taken regulatory action to open their retail power markets to competition, the future looks bright for progressive power companies. In particular, the development of the wholesale power market bears close watching because it will enable companies to routinely sell power to each other as well as directly to consumers. Although the telecommunications portion of the fund turned in a disappointing performance during the period, the factors driving that sector's outperformance in the past - technological advancement, deregulation and consumer demand for bandwidth - appear very much intact and should benefit the fund going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 10, 1981

Fund number: 065

Trading symbol: FSUTX

Size: as of August 31, 2000, more than $722 million

Manager: John Roth, since 1999; analyst, utilities industry, 1999-present; joined Fidelity in 1999

3

Semiannual Report

Utilities Growth Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1)
BROADCASTING - 0.9%
American Tower Corp. Class A (a)	39,100	$ 1,419,819
EchoStar Communications Corp. Class A (a)	108,200	5,274,750
TOTAL BROADCASTING		6,694,569
CELLULAR - 17.0%
ALLTEL Corp.	73,700	3,726,456
AT&T Corp. - Wireless Group	508,400	13,313,725
China Mobile (Hong Kong) Ltd. (a)	794,200	6,125,268
Crown Castle International Corp. (a)	294,000	10,198,125
Nextel Communications, Inc. Class A (a)	497,700	27,591,244
SBA Communications Corp. Class A (a)	171,300	7,644,263
Sprint Corp. - PCS Group Series 1 (a)	610,100	30,619,394
TeleCorp PCS, Inc. Class A	12,300	433,575
Triton PCS Holdings, Inc. Class A	39,800	2,203,925
Vodafone Group PLC sponsored ADR	57,900	2,370,281
VoiceStream Wireless Corp. (a)	163,522	18,406,445
TOTAL CELLULAR		122,632,701
COMMUNICATIONS EQUIPMENT - 5.6%
Comverse Technology, Inc. (a)	100,000	9,193,750
Lexent, Inc.	46,800	1,570,725
Nortel Networks Corp.	359,132	29,291,699
TOTAL COMMUNICATIONS EQUIPMENT		40,056,174
COMPUTER SERVICES & SOFTWARE - 0.2%
Covad Communications Group, Inc. (a)	72,600	1,184,287
CONSUMER ELECTRONICS - 2.6%
General Motors Corp. Class H	576,900	19,109,813
ELECTRIC UTILITY - 19.3%
AES Corp. (a)	737,350	47,006,063
Allegheny Energy, Inc.	268,700	9,639,613
Calpine Corp. (a)	558,000	55,241,996
DPL, Inc.	351,200	9,592,150
IPALCO Enterprises, Inc.	258,000	6,014,625
Niagara Mohawk Holdings, Inc. (a)	283,700	3,652,638
NRG Energy, Inc.	316,900	8,318,625
TOTAL ELECTRIC UTILITY		139,465,710
GAS - 9.6%
Dynegy, Inc. Class A	966,494	43,492,230
Enron Corp.	175,492	14,894,884
Kinder Morgan, Inc.	299,700	11,032,706
TOTAL GAS		69,419,820

	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 1.1%
Active Power, Inc.	14,500	$ 1,018,625
Capstone Turbine Corp.	76,300	7,043,444
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		8,062,069
REAL ESTATE INVESTMENT TRUSTS - 0.7%
Pinnacle Holdings, Inc. (a)	119,400	4,805,850
TELEPHONE SERVICES - 36.8%
Allegiance Telecom, Inc. (a)	31,650	1,576,566
AT&T Corp.	711,739	22,419,779
BellSouth Corp.	513,500	19,159,969
CenturyTel, Inc.	52,700	1,518,419
Global Crossing Ltd. (a)	459,700	13,819,731
Level 3 Communications, Inc. (a)	230,500	20,107,523
McLeodUSA, Inc. Class A (a)	576,900	9,122,231
Metromedia Fiber Network, Inc. Class A (a)	499,000	19,928,813
NEXTLINK Communications, Inc. Class A (a)	128,700	4,512,544
Qwest Communications International, Inc. (a)	1,049,606	54,185,910
SBC Communications, Inc.	821,661	34,304,347
Sprint Corp. - FON Group	164,900	5,524,150
Time Warner Telecom, Inc. Class A (a)	110,500	7,175,594
Verizon Communications	494,066	21,553,629
WorldCom, Inc. (a)	852,924	31,131,725
TOTAL TELEPHONE SERVICES		266,040,930
TOTAL COMMON STOCKS (Cost $487,939,297)		677,471,923
Cash Equivalents - 12.0%

Fidelity Cash Central Fund, 6.59% (b)	47,647,292	47,647,292
Fidelity Securities Lending Cash Central Fund, 6.64% (b)	39,054,400	39,054,400
TOTAL CASH EQUIVALENTS (Cost $86,701,692)		86,701,692
TOTAL INVESTMENT PORTFOLIO - 105.8% (Cost $574,640,989)		764,173,615
NET OTHER ASSETS - (5.8)%		(42,014,120)
NET ASSETS - 100%		$ 722,159,495
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $242,173,445 and $182,238,384, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $7,937 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $38,513,405. The fund received cash collateral of $39,054,400 which was invested in cash equivalents.

Income Tax Information

At August 31, 2000, the aggregate cost of investment securities for income tax purposes was $575,061,372. Net unrealized appreciation aggregated $189,112,243, of which $223,800,365 related to appreciated investment securities and $34,688,122 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Utilities Growth Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $574,640,989) - See accompanying schedule		$ 764,173,615
Cash		1,070
Receivable for investments sold		766,298
Receivable for fund shares sold		2,044,701
Dividends receivable		180,541
Interest receivable		268,323
Redemption fees receivable		921
Other receivables		34,492
Total assets		767,469,961
Liabilities
Payable for investments purchased	$ 4,031,125
Payable for fund shares redeemed	1,647,576
Accrued management fee	332,316
Other payables and accrued expenses	245,049
Collateral on securities loaned, at value	39,054,400
Total liabilities		45,310,466
Net Assets		$ 722,159,495
Net Assets consist of:
Paid in capital		$ 513,094,066
Undistributed net investment income		23,688,769
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,156,020)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		189,532,680
Net Assets, for 10,154,280 shares outstanding		$ 722,159,495
Net Asset Value and redemption price per share ($722,159,495 ÷ 10,154,280 shares)		$71.12
Maximum offering price per share (100/97.00 of $71.12)		$73.32

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Dividends		$ 2,545,761
Special dividend from BCE, Inc.		22,823,470
Interest		1,357,844
Security lending		306,923
Total income		27,033,998
Expenses
Management fee	$ 1,941,928
Transfer agent fees	1,147,372
Accounting and security lending fees	202,419
Non-interested trustees' compensation	645
Custodian fees and expenses	12,362
Registration fees	67,366
Audit	13,060
Legal	1,219
Miscellaneous	128
Total expenses before reductions	3,386,499
Expense reductions	(44,036)	3,342,463
Net investment income		23,691,535
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,037,454)
Foreign currency transactions	(17,194)	(4,054,648)
Change in net unrealized appreciation (depreciation) on:
Investment securities	7,215,410
Assets and liabilities in foreign currencies	54	7,215,464
Net gain (loss)		3,160,816
Net increase (decrease) in net assets resulting from operations		$ 26,852,351
Other Information
Sales charges paid to FDC		$ 658,232
Deferred sales charges withheld by FDC		$ 7,391
Exchange fees withheld by FSC		$ 7,740
Expense reductions
Directed brokerage arrangements		$ 42,483
Custodian credits		208
Transfer agent credits		1,345
		$ 44,036

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Utilities Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net investment income	$ 23,691,535	$ 4,329,789
Net realized gain (loss)	(4,054,648)	65,394,093
Change in net unrealized appreciation (depreciation)	7,215,464	79,862,180
Net increase (decrease) in net assets resulting from operations	26,852,351	149,586,062
Distributions to shareholders From net investment income	(663,904)	(3,616,937)
From net realized gain	(5,216,554)	(79,551,544)
Total distributions	(5,880,458)	(83,168,481)
Share transactions Net proceeds from sales of shares	159,575,741	251,824,406
Reinvestment of distributions	5,601,324	79,235,957
Cost of shares redeemed	(109,294,193)	(260,445,004)
Net increase (decrease) in net assets resulting from share transactions	55,882,872	70,615,359
Redemption fees	199,635	231,048
Total increase (decrease) in net assets	77,054,400	137,263,988
Net Assets
Beginning of period	645,105,095	507,841,107
End of period (including undistributed net investment income of $23,688,769 and $1,726,687, respectively)	$ 722,159,495	$ 645,105,095
Other Information Shares
Sold	2,287,891	3,779,328
Issued in reinvestment of distributions	78,264	1,263,812
Redeemed	(1,584,235)	(3,917,845)
Net increase (decrease)	781,920	1,125,295

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 G	1999	1998	1997	1996 G
Net asset value, beginning of period	$ 68.83	$ 61.58	$ 53.50	$ 45.97	$ 43.03	$ 34.88
Income from Investment Operations
Net investment income D	2.43 E	.48	.44	.54	.73	1.10
Net realized and unrealized gain (loss)	.46	16.46	15.77	14.83	6.41	7.86
Total from investment operations	2.89	16.94	16.21	15.37	7.14	8.96
Less Distributions
From net investment income	(.07)	(.42)	(.25)	(.58)	(.70)	(.84)
From net realized gain	(.55)	(9.30)	(7.93)	(7.30)	(3.54)	-
Total distributions	(.62)	(9.72)	(8.18)	(7.88)	(4.24)	(.84)
Redemption fees added to paid in capital	.02	.03	.05	.04	.04	.03
Net asset value, end of period	$ 71.12	$ 68.83	$ 61.58	$ 53.50	$ 45.97	$ 43.03
Total Return B, C	4.22%	29.76%	32.17%	36.20%	18.13%	25.82%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 722,159	$ 645,105	$ 507,841	$ 401,927	$ 256,844	$ 266,768
Ratio of expenses to average net assets	.98% A	1.07%	1.18%	1.33%	1.47%	1.39%
Ratio of expenses to average net assets after expense reductions	.97% A, F	1.04% F	1.16% F	1.30% F	1.46% F	1.38% F
Ratio of net investment income to average net assets	6.85% A	.72%	.77%	1.11%	1.73%	2.76%
Portfolio turnover rate	56% A	93%	113%	78%	31%	65%

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income per share has been calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $2.34 per share. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Money Market Portfolio
Performance

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Money Market	3.04%	5.79%	29.08%	60.31%
Select Money Market (load adj.)	-0.05%	2.61%	25.21%	55.50%
All Taxable Money Market Funds Average	2.91%	5.49%	28.18%	58.58%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050 without including the effect of the 3.00% sales charge. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of 974 taxable money market funds with similar objectives tracked by iMoneyNet, Inc. over the past six months.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Select Money Market	5.79%	5.24%	4.83%
Select Money Market (load adj.)	2.61%	4.60%	4.51%
All Taxable Money Market Funds Average	5.49%	5.08%	4.71%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Yields
	8/29/00	5/30/00	2/29/00	11/30/99	8/31/99
Select Money Market	6.28%	6.11%	5.53%	5.18%	4.99%
All Taxable Money Market Funds Average	6.00%	5.76%	5.27%	5.03%	4.64%
	8/30/00	5/31/00	3/1/00	12/1/99	9/1/99
MMDA	2.12%	2.10%	2.09%	2.07%	2.06%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account average (MMDA). Figures for the all taxable money market funds average are from iMoneyNet, Inc. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Semiannual Report

Money Market Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Todd,
Portfolio Manager
of Fidelity Select
Money Market Portfolio

Q. John, what was the investment environment like during the six months that ended August 31, 2000?

A. It remained virtually unchanged from what we've seen for some time. Economic growth was robust, beyond what the Federal Reserve Board has historically considered to be sustainable without sparking inflationary pressures. In the past, the Fed felt that growth in the gross domestic product (GDP) above an annual pace of 2% to 2.5% would kindle inflation. However, during the past several years GDP growth has risen at much higher rates without inciting inflation. The reason? Improvements in productivity. In fact, productivity has improved to such a degree that the Fed and those in the economic profession have altered their view, believing that the sustainable rate of growth is now more in the 4% range.

Q. What's been driving the economy's strong growth, and how has the Fed reacted to it?

A. One of the linchpins of the U.S. economy's vibrant growth has been capital investment in computerization, which has driven the increase in productivity. In a "virtuous cycle," productivity increases made the economy grow faster, and the stronger economy helped put more money in the pockets of individuals and corporations, which was then invested in computers to help them become more productive. With core inflation numbers remaining moderate, the Fed was able to be a little more permissive with the growth rate, allowing it to remain above 2.5% without drastically seeking to restrict growth through dramatic interest-rate hikes. Nevertheless, the Fed did see fit to raise the rate banks charge each other for overnight loans - known as the fed funds target rate - two times during the period, in March and May, in an attempt to slow growth and head off inflation. Since that time, emerging economic data has indicated that the Fed's rate-hike program - which dates back to June 1999 - has succeeded in moderating growth. Therefore, the Fed has remained on the sideline, keeping rates unchanged since May.

Q. What was your strategy with the fund?

A. The past six months have been marked by uncertainty over the direction of the economy, interest rates and Fed policy. As a result, I pursued a strategy that kept the fund in a neutral position. Most market participants believe the Fed will stand pat through the rest of the year and perhaps well into the first quarter of 2001. That sentiment is currently reflected in a flat money market yield curve. In other words, very little difference exists between the yields offered by short-term money market securities and long-term instruments. With little benefit of investing longer term, I rolled over maturing assets into selective short-term opportunities that appeared periodically as a result of short-term market dislocations.

Q. How did the fund perform?

A. The fund's seven-day yield on August 31, 2000, was 6.28%, compared to 5.53% six months ago. For the six months that ended August 31, 2000, the fund had a total return of 3.04%, compared to 2.91% for the all taxable money market funds average, according to iMoneyNet, Inc.

Q. What is your outlook?

A. For now, it looks as if the Fed will remain on hold as long as the balance between higher growth rates and benign inflation remains. Another reason the Fed probably won't implement any changes in the near future is its desire to remain out of the picture given the proximity of the presidential election. One wild card is the price of oil, which is spiking and may result in financial and/or political stresses not seen since the 1970s. Alternatively, higher oil prices may feed into core inflation, thereby prompting the Fed to respond with higher interest rates. However, oil price increases to date have not influenced core inflation.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: August 30, 1985

Fund number: 085

Trading symbol: FSLXX

Size: as of August 31, 2000, more than $1.0 billion

Manager: John Todd, since 1991; manager, various Fidelity and Spartan money market funds; joined Fidelity in 1981

3

Semiannual Report

Money Market Portfolio

Investments August 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Certificates of Deposit - 19.0%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
London Branch, Eurodollar, Foreign Banks - 7.1%
Abbey National Treasury Services PLC
11/6/00	6.75%	$ 15,000,000	$ 15,000,000
Barclays Bank PLC
10/23/00	6.58	10,000,000	10,000,000
Bayerische Hypo-und Vereinsbank AG
11/1/00	6.70	10,000,000	10,000,000
12/11/00	6.50	25,000,000	25,000,000
Northern Rock PLC
10/17/00	6.59	5,000,000	5,000,000
RaboBank Nederland Coop. Central
11/6/00	6.83	10,000,000	10,000,000
			75,000,000
New York Branch, Yankee Dollar, Foreign Banks - 11.9%
Bayerische Hypo-und Vereinsbank AG
9/6/00	6.57	10,000,000	9,999,979
Commerzbank AG
3/23/01	6.75	10,000,000	10,000,000
Deutsche Bank AG
11/16/00	7.01	10,000,000	10,000,000
Dresdner Bank AG
9/6/00	6.55	40,000,000	40,000,000
12/29/00	7.05	10,000,000	10,000,000
Norddeutsche Landesbank Girozentrale
5/8/01	7.15	10,000,000	9,998,711
Royal Bank of Canada
5/3/01	7.10	10,000,000	9,998,103
Societe Generale
9/11/00	6.60 (b)	5,000,000	4,999,230
Svenska Handelsbanken AB
5/2/01	7.01	20,000,000	19,998,740
			124,994,763
TOTAL CERTIFICATES OF DEPOSIT			199,994,763
Commercial Paper - 62.0%

Amsterdam Funding Corp.
9/22/00	6.55	15,000,000	14,943,038
Asset Securitization Coop. Corp.
9/14/00	6.55	5,000,000	4,988,255
9/25/00	6.56 (b)	10,000,000	9,999,519
AT&T Corp.
9/19/00	6.65 (b)	5,000,000	5,000,000
BBL North America Funding Corp.
9/20/00	6.54	25,000,000	24,914,236
Centric Capital Corp.
9/6/00	6.57	16,000,000	15,985,489

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
CIT Group, Inc.
9/13/00	6.56%	$ 50,000,000	$ 49,891,498
Citibank Credit Card Master Trust I (Dakota Certificate Program)
9/11/00	6.60	27,000,000	26,950,950
11/9/00	6.64	15,000,000	14,812,263
ConAgra, Inc.
9/15/00	6.69	5,000,000	4,987,069
9/15/00	6.73	5,000,000	4,987,031
Corporate Receivables Corp.
9/15/00	6.55	20,000,000	19,949,367
11/9/00	6.65	8,980,000	8,867,608
Deutsche Bank Financial, Inc.
9/27/00	6.54	15,000,000	14,929,692
Dominion Resources, Inc.
9/21/00	6.75	10,000,000	9,962,722
Edison Asset Securitization LLC
9/15/00	6.54	20,000,000	19,949,406
Enterprise Funding Corp.
9/6/00	6.58	24,030,000	24,008,206
11/14/00	6.63	5,328,000	5,256,593
Falcon Asset Securitization Corp.
9/11/00	6.52	10,000,000	9,981,944
9/26/00	6.56	15,000,000	14,932,292
General Electric Capital Corp.
11/7/00	6.88	20,000,000	19,752,472
Montauk Funding Corp.
9/27/00	6.56	20,000,000	19,905,822
New Center Asset Trust
9/12/00	6.59	40,000,000	39,920,067
Newport Funding Corp.
9/7/00	6.56	5,000,000	4,994,567
9/18/00	6.35	5,000,000	4,985,479
Park Avenue Receivables Corp.
9/11/00	6.54	41,000,000	40,925,922
PHH Corp.
9/6/00	6.72	30,000,000	29,972,208
Phillips Petroleum Co.
9/29/00	6.75	10,000,000	9,947,889
Preferred Receivables Funding Corp.
9/15/00	6.55	20,000,000	19,949,328
10/6/00	6.55	18,350,000	18,234,038
Salomon Smith Barney Holdings, Inc.
10/12/00	6.59	10,000,000	9,925,858
Societe Generale NA
9/5/00	6.57	35,000,000	34,974,644
2/28/01	6.72	10,000,000	9,675,250
Three Rivers Funding Corp.
9/5/00	6.57	34,000,000	33,975,331
9/18/00	6.55	15,000,000	14,953,888
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Triple-A One Funding Corp.
9/14/00	6.54%	$ 15,625,000	$ 15,588,268
10/5/00	6.59	5,976,000	5,939,201
Tyco International Group SA
9/21/00	6.78	5,000,000	4,981,278
WorldCom, Inc.
9/5/00	6.69	5,000,000	4,996,306
9/15/00	6.68	5,000,000	4,987,089
TOTAL COMMERCIAL PAPER			653,882,083
Bank Notes - 4.7%

Bank of America NA
11/2/00	6.63	10,000,000	10,000,000
11/20/00	7.00	5,000,000	5,000,000
2/20/01	6.72	25,000,000	25,000,000
Bank One NA, Chicago
10/23/00	6.70 (b)	5,000,000	4,999,364
First Union National Bank, North Carolina
10/4/00	6.86 (b)	5,000,000	5,000,000
TOTAL BANK NOTES			49,999,364
Master Notes - 2.9%

Goldman Sachs Group, Inc.
9/29/00	6.62 (c)	20,000,000	20,000,000
10/16/00	6.65 (c)	10,000,000	10,000,000
TOTAL MASTER NOTES			30,000,000
Medium-Term Notes - 1.4%

CIT Group, Inc.
9/1/00	6.61 (b)	5,000,000	4,997,802
General Motors Acceptance Corp.
9/28/00	6.56 (b)	5,000,000	4,998,546
Merrill Lynch & Co., Inc.
9/5/00	6.59 (b)	5,000,000	4,999,707
TOTAL MEDIUM-TERM NOTES			14,996,055
Short-Term Notes - 1.7%

RACERS Series 00 10MM,
9/22/00	6.64 (a)(b)	5,000,000	5,000,000
Strategic Money Market Trust Series 2000 B,
9/13/00	6.81 (a)(b)	3,000,000	3,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Strategic Money Market Trust Series 2000 E,
9/14/00	6.64% (a)(b)	$ 10,000,000	$ 10,000,000
TOTAL SHORT-TERM NOTES			18,000,000
Repurchase Agreements - 8.9%
	Maturity Amount
In a joint trading account (U.S. Government Obligations) dated 8/31/00 due 9/1/00 At 6.67%	$ 644,119	644,000
With:
Morgan Stanley & Co. At 6.75%, dated 8/31/00 due 9/1/00 (Commercial Paper Obligations) (principal amount $53,923,000) 0% - 6.85%, 9/8/00 - 11/13/00	51,009,563	51,000,000
Salomon Smith Barney At 6.76%, dated 8/31/00 due 9/1/00 (Commercial Paper Obligations) (principal amount $42,981,000) 0%, 9/5/00 - 10/6/00	42,007,884	42,000,000
TOTAL REPURCHASE AGREEMENTS		93,644,000
TOTAL INVESTMENT PORTFOLIO - 100.6%		1,060,516,265
NET OTHER ASSETS - (0.6)%		(6,363,411)
NET ASSETS - 100%		$ 1,054,152,854
Total Cost for Income Tax Purposes $ 1,060,516,265

Legend

(a) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $18,000,000 or 1.7% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Goldman Sachs Group, Inc.: 6.62%, 9/29/00	8/30/00	$ 20,000,000
6.65%, 10/16/00	8/9/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $30,000,000 or 2.9% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $14,156,333. The weighted average interest rate was 6.16%. Interest earned from the interfund lending program amounted to $14,523 and is included in interest income on the Statement of Operations.

Income Tax Information
At February 29, 2000, the fund had a capital loss carryforward of approximately $6,000 all of which will expire on February 29, 2008.

See accompanying notes which are an integral part of the financial statements.

Money Market

Money Market Portfolio
Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $93,644,000) - See accompanying schedule		$ 1,060,516,265
Receivable for fund shares sold		20,544,939
Interest receivable		3,878,046
Prepaid expenses		16,622
Total assets		1,084,955,872
Liabilities
Payable to custodian bank	$ 480
Payable for investments purchased	53,737
Payable for fund shares redeemed	29,989,254
Distributions payable	294,470
Accrued management fee	246,941
Other payables and accrued expenses	218,136
Total liabilities		30,803,018
Net Assets		$ 1,054,152,854
Net Assets consist of:
Paid in capital		$ 1,054,191,803
Accumulated undistributed net realized gain (loss) on investments		(38,949)
Net Assets, for 1,054,124,913 shares outstanding		$ 1,054,152,854
Net Asset Value and redemption price per share ($1,054,152,854 ÷ 1,054,124,913 shares)		$1.00
Maximum offering price per share (100/97.00 of $1.00)		$1.03

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Interest Income		$ 36,270,081
Expenses
Management fee	$ 1,362,551
Transfer agent fees	980,789
Accounting fees and expenses	62,005
Non-interested trustees' compensation	1,866
Custodian fees and expenses	11,793
Registration fees	391,716
Audit	16,593
Legal	1,858
Miscellaneous	25,116
Total expenses before reductions	2,854,287
Expense reductions	(15,909)	2,838,378
Net interest income		33,431,703
Net Realized Gain (Loss) on Investments		(33,030)
Net increase in net assets resulting from operations		$ 33,398,673
Other Information
Sales charges paid to FDC		$ 918,390
Deferred sales charges withheld by FDC		$ 23,215
Expense reductions
Transfer agent credits		$ 15,909

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2000 (Unaudited)	Year ended February 29, 2000
Operations Net interest income	$ 33,431,703	$ 51,802,262
Net realized gain (loss)	(33,030)	(5,919)
Net increase (decrease) in net assets resulting from operations	33,398,673	51,796,343
Distributions to shareholders from net interest income	(33,431,703)	(51,802,262)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	3,074,223,356	4,948,605,084
Reinvestment of distributions from net interest income	30,897,709	47,380,569
Cost of shares redeemed	(2,939,804,339)	(5,233,284,138)
Net increase (decrease) in net assets and shares resulting from share transactions	165,316,726	(237,298,485)
Total increase (decrease) in net assets	165,283,696	(237,304,404)
Net Assets
Beginning of period	888,869,158	1,126,173,562
End of period	$ 1,054,152,854	$ 888,869,158

Financial Highlights

	Six months ended August 31, 2000	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2000 E	1999	1998	1997	1996 E
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net interest income	.030	.050	.050	.051	.049	.054
Less Distributions
From net interest income	(.030)	(.050)	(.050)	(.051)	(.049)	(.054)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B, C	3.04%	5.08%	5.08%	5.26%	5.02%	5.56%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,054,153	$ 888,869	$ 1,126,174	$ 584,919	$ 848,168	$ 610,821
Ratio of expenses to average net assets	.51% A	.48%	.50%	.56%	.56%	.59%
Ratio of expenses to average net assets after expense reductions	.50% A, D	.48%	.49% D	.56%	.56%	.59%
Ratio of net interest income to average net assets	5.94% A	4.95%	5.03%	5.13%	4.92%	5.39%

A Annualized B Total returns for periods of less than one year are not annualized. C The total returns would have been lower had certain expenses not been reduced during the periods shown. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Money Market

Notes to Financial Statements

For the period ended August 31, 2000 (Unaudited)

1. Significant Accounting Policies.

Fidelity Select Portfolios (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The trust has thirty-eight equity funds (the fund or the funds) which invest primarily in securities of companies whose principal business activities fall within specific industries, and a money market fund which invests in high quality money market instruments. Each fund is authorized to issue an unlimited number of shares. The Gold Portfolio and Natural Resources Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation:

Equity Funds. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Direct investments in precious metals in the form of bullion are valued at the most recent bid price quoted by a major bank on the New York Commodities Exchange.

Money Market Fund. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income:

Equity Funds. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Money Market Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net interest income for the money market fund. Distributions are recorded on the ex-dividend date for all other funds.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Trading (Redemption) Fees. Shares redeemed (including exchanges) from an equity fund are subject to trading fees. Shares held less than 30 days are subject to a trading fee equal to .75% of the net asset value of shares redeemed. Shares held 30 days or more are subject to a trading fee equal to the lesser of $7.50 or .75% of the net asset value of shares redeemed. Effective September 28, 2000, shares held 30 days or more are no longer subject to this trading fee. The fees, which are retained by the fund, are accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR receives a monthly fee.

For each equity fund, the monthly fee is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period for the funds. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to an annualized rate of .57% of average net assets for the equity funds.

For the money market fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the total management fee was equivalent to an annualized rate of .24%. The income-based portion of this fee was equal to $487,231, or an annualized rate of .09% of the fund's average net assets.

Sub-Adviser Fee. As the money market fund's investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC receives a sales charge of up to 3% for selling shares of each fund. Prior to October 12, 1990, FDC received a sales charge of up to 2% and a 1% deferred sales charge. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity Fund (other than Select funds). All sales charges are retained by FDC. The amounts received by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.

Accounting and Security Lending Fees. FSC, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has, entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund paid premiums of $49,866 for the calendar year 2000 to FIDFUNDS, which are being amortized over one year.

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of an equity fund to any other Fidelity Select fund or to any other Fidelity fund. The exchange fees retained by FSC are shown under the caption "Other Information" on each fund's Statement of Operations.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Security Lending - continued

its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

6. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

7. Expense Reductions.

FMR voluntarily agreed to reimburse the funds' operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above an annual rate of 2.50% of average net assets. FMR retains the ability to be repaid by the funds for these expense reductions in the amount that expenses fall below the limit prior to the end of the fiscal year. For the period, the reimbursements reduced the expenses by $21,331 and $8,264 for the Cyclical Industries Portfolio and the Construction and Housing Portfolio, respectively.

FMR has directed certain portfolio trades to brokers who paid a portion of certain equity funds' expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized on uninvested cash balances were used to offset a portion of certain funds' expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

8. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares, and certain unaffiliated shareholders were each record owners of 10% or more of the total outstanding shares of the following funds:

Beneficial Interest
Fund	FMR% of ownershipasa	Number of Unaffiliated Shareholders	% of Unaffiliated Ownership
Cyclical Industries	dd45.1	1	13.6
Multimedia	-sss-	1	13.3
Natural Resources	3330.7	-	-

9. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.

10. Merger Information.

On February 29, 2000, Fidelity Select Gold Portfolio acquired all of the assets and assumed all of the liabilities of Fidelity Select Precious Metals and Minerals Portfolio. The acquisition, which was approved by the shareholders of Fidelity Select Precious Metals and Minerals Portfolio on February 16, 2000, was accomplished by an exchange of 7,736,425 shares of the Fidelity Select Gold Portfolio for the 10,907,225 shares then outstanding (each valued at $9.54) of Fidelity Select Precious Metals and Minerals Portfolio. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Fidelity Select Precious Metals and Minerals Portfolio's net assets, including $14,545,376 of unrealized depreciation, were combined with Fidelity Select Gold Portfolio's net assets for total net assets after the acquisition of $283,966,204. In addition, FMR agreed to reimburse Fidelity Select Gold Portfolio's operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses, if any) above an annual rate of 1.54% of average net assets. This arrangement with Fidelity Select Gold Portfolio was effective March 1, 2000 and will remain in effect through February 28, 2001.

Semiannual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.,
Money Market Fund

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer

Boyce I. Greer, Vice President, Money Market Fund
John Todd, Vice President, Money Market Fund
Stanley N. Griffith, Assistant Vice President, Money Market Fund
Dwight D. Churchill, Vice President, Money Market Fund
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

Advisory Board

J. Michael Cook
Abigail P. Johnson
Marie L. Knowles

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA
and
The Bank of New York
New York, NY

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

* Independent trustees

Fidelity Select Portfolios

Consumer Sector

Consumer Industries

Food and Agriculture

Leisure

Multimedia

Retailing

Cyclicals Sector

Air Transportation

Automotive

Chemicals

Construction and Housing

Cyclical Industries

Defense and Aerospace

Environmental Services

Industrial Equipment

Industrial Materials

Paper and Forest Products

Transportation

Financial Services Sector

Banking

Brokerage and Investment Management

Financial Services

Home Finance

Insurance

Health Care Sector

Biotechnology

Health Care

Medical Delivery

Medical Equipment and Systems

Natural Resources Sector

Energy

Energy Service

Gold

Natural Resources

Technology Sector

Business Services and Outsourcing

Computers

Developing Communications

Electronics

Software and Computer Services

Technology

Utilities Sector

Natural Gas

Telecommunications

Utilities Growth

Money Market

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0111
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(fidelity logo graphic)(registered trademark)

P.O. Box 193
Boston, MA 02101

SEL-SANN-1000 114060
1.536823.103

(Recycle graphic)   Printed on Recycled Paper